FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621
Net Assets	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621

NET ASSETS, representing:
Accumulation units	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621
	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621

Units outstanding	112,462,890	74,471,656	34,655,740	4,993,644	6,427,926

Portfolio shares held	37,215,610	26,058,988	2,568,629	3,577,525	3,704,341
Portfolio net asset value per share	$10.00	$14.31	$97.36	$44.40	$39.07
Investment in portfolio shares, at cost	$372,156,099	$352,140,086	$138,376,923	$124,770,296	$121,814,482

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$16,748,876	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	1,083,945	1,060,793	414,565	362,226	300,114
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	15,664,931	(1,060,793)	(414,565)	(362,226)	(300,114)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	282,158	5,567,101	1,647,536	822,532
Net change in unrealized appreciation (depreciation) on investments	—	23,917,502	46,155,552	21,189,595	17,285,825
NET GAIN (LOSS) ON INVESTMENTS	—	24,199,660	51,722,653	22,837,131	18,108,357

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$15,664,931	$23,138,867	$51,308,088	$22,474,905	$17,808,243

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708
Net Assets	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708

NET ASSETS, representing:
Accumulation units	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708
	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708

Units outstanding	8,579,318	23,829,571	4,943,582	174,437,549	17,690,274

Portfolio shares held	3,582,878	22,619,049	1,134,978	17,896,900	2,243,561
Portfolio net asset value per share	$50.55	$6.62	$42.69	$115.63	$55.18
Investment in portfolio shares, at cost	$110,127,607	$128,809,177	$41,064,905	$1,312,136,973	$89,126,874

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	365,084	283,070	26,317	4,888,167	254,202
Reimbursement for excess expenses	—	—	(13)	—	—
NET INVESTMENT INCOME (LOSS)	(365,084)	(283,070)	(26,304)	(4,888,167)	(254,202)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,614,447	743,565	1,629,765	31,781,029	1,704,224
Net change in unrealized appreciation (depreciation) on investments	18,392,404	14,382,931	(174,085)	369,755,889	17,398,784
NET GAIN (LOSS) ON INVESTMENTS	23,006,851	15,126,496	1,455,680	401,536,918	19,103,008

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$22,641,767	$14,843,426	$1,429,376	$396,648,751	$18,848,806

The accompanying notes are an integral part of these financial statements.
A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095
Net Assets	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095

NET ASSETS, representing:
Accumulation units	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095
	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095

Units outstanding	10,712,562	43,188,733	13,847,625	16,316,248	1,324,888

Portfolio shares held	3,384,658	3,246,259	5,260,221	2,455,508	93,048
Portfolio net asset value per share	$12.78	$141.67	$58.40	$15.01	$45.15
Investment in portfolio shares, at cost	$42,230,919	$238,771,459	$253,002,546	$36,901,329	$3,053,400

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$349,938	$5,255

EXPENSES
Charges for mortality and expense risk	310,402	883,768	487,913	194,439	31,343
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(310,402)	(883,768)	(487,913)	155,499	(26,088)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(95,981)	9,868,579	2,343,028	(100,802)	32,013
Net change in unrealized appreciation (depreciation) on investments	2,671,144	146,242,785	29,837,421	4,954,992	1,235,498
NET GAIN (LOSS) ON INVESTMENTS	2,575,163	156,111,364	32,180,449	4,854,190	1,267,511

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,264,761	$155,227,596	$31,692,536	$5,009,689	$1,241,423

The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
ASSETS
Investment in the portfolios, at fair value	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001
Net Assets	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001

NET ASSETS, representing:
Accumulation units	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001
	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001

Units outstanding	1,628,544	864,483	866,102	71,165	1,216,213

Portfolio shares held	126,889	411,431	192,414	34,986	316,488
Portfolio net asset value per share	$60.29	$12.19	$13.32	$7.67	$18.68
Investment in portfolio shares, at cost	$6,600,500	$3,880,296	$3,106,200	$283,867	$5,963,220

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$138,941	$—	$6,334	$42,054

EXPENSES
Charges for mortality and expense risk	29,003	39,765	19,493	820	10,600
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(29,003)	99,176	(19,493)	5,514	31,454

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	521,812	475,184	—	—	169,076
Net realized gain (loss) on shares redeemed	50,491	334,408	(26,598)	(39,903)	(66,361)
Net change in unrealized appreciation (depreciation) on investments	1,502,875	(542,418)	571,801	55,653	768,922
NET GAIN (LOSS) ON INVESTMENTS	2,075,178	267,174	545,203	15,750	871,637

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,046,175	$366,350	$525,710	$21,264	$903,091

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)**	PSF PGIM Jennison Focused Blend Portfolio (Class I)**	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$327,543	$—	$—	$127,319	$407,178
Net Assets	$327,543	$—	$—	$127,319	$407,178

NET ASSETS, representing:
Accumulation units	$327,543	$—	$—	$127,319	$407,178
	$327,543	$—	$—	$127,319	$407,178

Units outstanding	199,887	—	—	25,351	282,761

Portfolio shares held	7,812	—	—	10,368	22,010
Portfolio net asset value per share	$41.93	$—	$—	$12.28	$18.50
Investment in portfolio shares, at cost	$303,781	$—	$—	$135,162	$384,143

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	6/9/2023**	12/8/2023**	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$4,335	$—	$—	$1,197	$—

EXPENSES
Charges for mortality and expense risk	2,548	200,202	55,613	412	691
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,787	(200,202)	(55,613)	785	(691)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	29,221	—	—	—	—
Net realized gain (loss) on shares redeemed	51,949	47,162,093	16,278,023	(40,553)	(934)
Net change in unrealized appreciation (depreciation) on investments	7,456	(46,349,513)	(7,535,949)	61,654	132,542
NET GAIN (LOSS) ON INVESTMENTS	88,626	812,580	8,742,074	21,101	131,608

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$90,413	$612,378	$8,686,461	$21,886	$130,917

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$609,831	$27,577	$16,869	$8,471,803	$250,137,969
Net Assets	$609,831	$27,577	$16,869	$8,471,803	$250,137,969

NET ASSETS, representing:
Accumulation units	$609,831	$27,577	$16,869	$8,471,803	$250,137,969
	$609,831	$27,577	$16,869	$8,471,803	$250,137,969

Units outstanding	162,353	6,178	7,310	1,760,312	25,813,182

Portfolio shares held	8,920	574	312	196,744	9,046,581
Portfolio net asset value per share	$68.37	$48.05	$54.01	$43.06	$27.65
Investment in portfolio shares, at cost	$644,747	$28,054	$18,062	$6,145,090	$145,529,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$530	$468	$—	$4,407	$—

EXPENSES
Charges for mortality and expense risk	1,250	52	41	17,986	482,289
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(720)	416	(41)	(13,579)	(482,289)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	49,070	—	—	—	—
Net realized gain (loss) on shares redeemed	(16,142)	(116)	(1,871)	70,161	4,485,353
Net change in unrealized appreciation (depreciation) on investments	66,228	3,345	4,327	2,465,237	41,795,538
NET GAIN (LOSS) ON INVESTMENTS	99,156	3,229	2,456	2,535,398	46,280,891

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$98,436	$3,645	$2,415	$2,521,819	$45,798,602
The accompanying notes are an integral part of these financial statements.
A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)**	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
ASSETS
Investment in the portfolios, at fair value	$17,942,877	$—	$7,325,306	$2,510,926	$3,369,668
Net Assets	$17,942,877	$—	$7,325,306	$2,510,926	$3,369,668

NET ASSETS, representing:
Accumulation units	$17,942,877	$—	$7,325,306	$2,510,926	$3,369,668
	$17,942,877	$—	$7,325,306	$2,510,926	$3,369,668

Units outstanding	1,791,987	—	131,490	57,882	160,109

Portfolio shares held	447,677	—	252,075	102,780	247,952
Portfolio net asset value per share	$40.08	$—	$29.06	$24.43	$13.59
Investment in portfolio shares, at cost	$15,883,174	$—	$6,853,955	$2,847,223	$3,123,108

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	3/10/2023**	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$234,131	$—	$—	$10,215	$96,413

EXPENSES
Charges for mortality and expense risk	17,186	13,151	2,390	1,728	1,735
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	216,945	(13,151)	(2,390)	8,487	94,678

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	359,898	156,103	—
Net realized gain (loss) on shares redeemed	93,404	10,907,675	(32,915)	(78,627)	28,229
Net change in unrealized appreciation (depreciation) on investments	1,286,065	(9,022,959)	1,133,958	429,462	350,739
NET GAIN (LOSS) ON INVESTMENTS	1,379,469	1,884,716	1,460,941	506,938	378,968

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,596,414	$1,871,565	$1,458,551	$515,425	$473,646

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations
The accompanying notes are an integral part of these financial statements.
A7

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials	ProFund VP Biotechnology	ProFund VP UltraBull
ASSETS
Investment in the portfolios, at fair value	$3,830,236	$3,443	$1,571	$2,660	$—
Net Assets	$3,830,236	$3,443	$1,571	$2,660	$—

NET ASSETS, representing:
Accumulation units	$3,830,236	$3,443	$1,571	$2,660	$—
	$3,830,236	$3,443	$1,571	$2,660	$—

Units outstanding	109,884	981	351	289	—

Portfolio shares held	261,093	97	18	40	—
Portfolio net asset value per share	$14.67	$35.48	$85.48	$66.76	$30.02
Investment in portfolio shares, at cost	$3,395,304	$5,110	$1,092	$2,468	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials	ProFund VP Biotechnology	ProFund VP UltraBull
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$82,453	$4	$7	$—	$—

EXPENSES
Charges for mortality and expense risk	1,880	8	4	7	193
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	80,573	(4)	3	(7)	(193)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	56,566	139	—	379	—
Net realized gain (loss) on shares redeemed	31,343	(27)	9	19	(46,162)
Net change in unrealized appreciation (depreciation) on investments	103,216	25	156	(163)	—
NET GAIN (LOSS) ON INVESTMENTS	191,125	137	165	235	(46,162)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$271,698	$133	$168	$228	$(46,355)
The accompanying notes are an integral part of these financial statements.
A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care
ASSETS
Investment in the portfolios, at fair value	$770	$430	$17,605	$1,725	$2,748
Net Assets	$770	$430	$17,605	$1,725	$2,748

NET ASSETS, representing:
Accumulation units	$770	$430	$17,605	$1,725	$2,748
	$770	$430	$17,605	$1,725	$2,748

Units outstanding	141	110	6,327	681	497

Portfolio shares held	12	10	680	38	41
Portfolio net asset value per share	$66.00	$42.19	$25.90	$45.93	$66.71
Investment in portfolio shares, at cost	$798	$473	$15,269	$1,326	$2,618

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$11	$344	$7	$—

EXPENSES
Charges for mortality and expense risk	3	1	40	4	7
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(3)	10	304	3	(7)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	46	—	—	65	331
Net realized gain (loss) on shares redeemed	(88)	(3)	21	6	49
Net change in unrealized appreciation (depreciation) on investments	307	(18)	2,223	131	(376)
NET GAIN (LOSS) ON INVESTMENTS	265	(21)	2,244	202	4

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$262	$(11)	$2,548	$205	$(3)
The accompanying notes are an integral part of these financial statements.
A9

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market	ProFund VP NASDAQ-100
ASSETS
Investment in the portfolios, at fair value	$9,390	$3,440	$3,523	$5,594	$37,662
Net Assets	$9,390	$3,440	$3,523	$5,594	$37,662

NET ASSETS, representing:
Accumulation units	$9,390	$3,440	$3,523	$5,594	$37,662
	$9,390	$3,440	$3,523	$5,594	$37,662

Units outstanding	2,570	630	629	5,029	3,014

Portfolio shares held	144	94	84	5,594	651
Portfolio net asset value per share	$65.21	$36.50	$42.07	$1.00	$57.87
Investment in portfolio shares, at cost	$7,156	$3,843	$3,361	$5,594	$34,977

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market	ProFund VP NASDAQ-100
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$10	$61,923	$—

EXPENSES
Charges for mortality and expense risk	21	7	8	3,940	103
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(21)	(7)	2	57,983	(103)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	17	197	—	171
Net realized gain (loss) on shares redeemed	29	(15)	—	—	1,683
Net change in unrealized appreciation (depreciation) on investments	2,362	457	210	—	4,573
NET GAIN (LOSS) ON INVESTMENTS	2,391	459	407	—	6,427

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,370	$452	$409	$57,983	$6,324
The accompanying notes are an integral part of these financial statements.
A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Small-Cap	ProFund VP Small-Cap Growth
ASSETS
Investment in the portfolios, at fair value	$1,354	$517	$2,269	$7,160	$26,117
Net Assets	$1,354	$517	$2,269	$7,160	$26,117

NET ASSETS, representing:
Accumulation units	$1,354	$517	$2,269	$7,160	$26,117
	$1,354	$517	$2,269	$7,160	$26,117

Units outstanding	542	394	625	1,594	4,298

Portfolio shares held	39	20	48	209	870
Portfolio net asset value per share	$34.39	$25.40	$47.41	$34.30	$30.02
Investment in portfolio shares, at cost	$1,426	$870	$2,882	$6,849	$29,111

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Small-Cap	ProFund VP Small-Cap Growth
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$7	$—	$26	$—	$—

EXPENSES
Charges for mortality and expense risk	4	1	5	17	58
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	3	(1)	21	(17)	(58)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	26	—	435	—	699
Net realized gain (loss) on shares redeemed	(2)	(32)	(51)	(34)	(77)
Net change in unrealized appreciation (depreciation) on investments	(106)	40	(209)	986	2,803
NET GAIN (LOSS) ON INVESTMENTS	(82)	8	175	952	3,425

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(79)	$7	$196	$935	$3,367
The accompanying notes are an integral part of these financial statements.
A11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100
ASSETS
Investment in the portfolios, at fair value	$3,514	$1,330	$10,382	$—	$—
Net Assets	$3,514	$1,330	$10,382	$—	$—

NET ASSETS, representing:
Accumulation units	$3,514	$1,330	$10,382	$—	$—
	$3,514	$1,330	$10,382	$—	$—

Units outstanding	299	543	6,448	—	—

Portfolio shares held	51	35	816	—	—
Portfolio net asset value per share	$69.18	$38.14	$12.72	$35.05	$30.94
Investment in portfolio shares, at cost	$2,288	$1,162	$17,648	$—	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$11	$420	$—	$—

EXPENSES
Charges for mortality and expense risk	7	3	25	—	51
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(7)	8	395	—	(51)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	322	—	—	—	—
Net realized gain (loss) on shares redeemed	19	—	(104)	—	32,752
Net change in unrealized appreciation (depreciation) on investments	946	304	(299)	—	—
NET GAIN (LOSS) ON INVESTMENTS	1,287	304	(403)	—	32,752

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,280	$312	$(8)	$—	$32,701
The accompanying notes are an integral part of these financial statements.
A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
ASSETS
Investment in the portfolios, at fair value	$—	$2,683,303	$1,402	$638,217,821	$22,799,795
Net Assets	$—	$2,683,303	$1,402	$638,217,821	$22,799,795

NET ASSETS, representing:
Accumulation units	$—	$2,683,303	$1,402	$638,217,821	$22,799,795
	$—	$2,683,303	$1,402	$638,217,821	$22,799,795

Units outstanding	—	531,799	293	17,028,422	647,712

Portfolio shares held	—	53,103	37	8,804,219	1,357,939
Portfolio net asset value per share	$13.81	$50.53	$37.43	$72.49	$16.79
Investment in portfolio shares, at cost	$—	$2,463,790	$1,511	$438,853,328	$16,413,066

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$20	$—	$—

EXPENSES
Charges for mortality and expense risk	—	1,873	4	1,109,230	21,182
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	—	(1,873)	16	(1,109,230)	(21,182)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	4,935	—	—	—
Net realized gain (loss) on shares redeemed	—	41,848	(2)	5,873,059	567,694
Net change in unrealized appreciation (depreciation) on investments	—	219,412	(145)	181,031,775	1,801,948
NET GAIN (LOSS) ON INVESTMENTS	—	266,195	(147)	186,904,834	2,369,642

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$—	$264,322	$(131)	$185,795,604	$2,348,460

The accompanying notes are an integral part of these financial statements.
A13

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	AST J.P. Morgan Tactical Preservation Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799
Net Assets	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799

NET ASSETS, representing:
Accumulation units	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799
	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799

Units outstanding	11,723,044	595,305	4,592,620	9,254,935	1,677,609

Portfolio shares held	11,463,404	584,342	7,001,029	4,651,528	1,000,556
Portfolio net asset value per share	$23.24	$37.89	$14.73	$47.84	$69.79
Investment in portfolio shares, at cost	$247,701,478	$15,325,858	$84,909,429	$172,238,518	$47,041,208

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST J.P. Morgan Tactical Preservation Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	425,213	19,038	177,401	400,697	97,842
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(425,213)	(19,038)	(177,401)	(400,697)	(97,842)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	169,637	628,048	632,029	3,386,441	1,269,597
Net change in unrealized appreciation (depreciation) on investments	17,087,794	1,869,428	16,946,222	16,009,332	8,417,209
NET GAIN (LOSS) ON INVESTMENTS	17,257,431	2,497,476	17,578,251	19,395,773	9,686,806

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$16,832,218	$2,478,438	$17,400,850	$18,995,076	$9,588,964

The accompanying notes are an integral part of these financial statements.
A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio***	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio**	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)
ASSETS
Investment in the portfolios, at fair value	$—	$117,543,104	$—	$16,955,334	$15,117,284
Net Assets	$—	$117,543,104	$—	$16,955,334	$15,117,284

NET ASSETS, representing:
Accumulation units	$—	$117,543,104	$—	$16,955,334	$15,117,284
	$—	$117,543,104	$—	$16,955,334	$15,117,284

Units outstanding	—	5,493,703	—	670,543	369,014

Portfolio shares held	—	3,905,087	—	506,281	777,638
Portfolio net asset value per share	$—	$30.10	$—	$33.49	$19.44
Investment in portfolio shares, at cost	$—	$94,788,609	$—	$14,861,727	$15,487,485

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023***	12/31/2023	3/10/2023**	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—	$—	$11,392	$337,124

EXPENSES
Charges for mortality and expense risk	22,716	210,568	38,176	28,305	12,946
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(22,716)	(210,568)	(38,176)	(16,913)	324,178

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	239,386	1,607,520
Net realized gain (loss) on shares redeemed	5,230,362	1,057,765	3,019,446	2,814	(55,959)
Net change in unrealized appreciation (depreciation) on investments	(5,852,568)	12,342,936	703,034	3,087,057	(1,012,433)
NET GAIN (LOSS) ON INVESTMENTS	(622,206)	13,400,701	3,722,480	3,329,257	539,128

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(644,922)	$13,190,133	$3,684,304	$3,312,344	$863,306
**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
***See Note 1 for disclosure of changes in the subaccount.
The accompanying notes are an integral part of these financial statements.
A15

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio**
ASSETS
Investment in the portfolios, at fair value	$21,271,850	$20,993,074	$52,904,475	$145,553,570	$—
Net Assets	$21,271,850	$20,993,074	$52,904,475	$145,553,570	$—

NET ASSETS, representing:
Accumulation units	$21,271,850	$20,993,074	$52,904,475	$145,553,570	$—
	$21,271,850	$20,993,074	$52,904,475	$145,553,570	$—

Units outstanding	818,027	953,820	2,816,376	4,328,677	—

Portfolio shares held	482,683	1,131,092	1,640,449	3,512,393	—
Portfolio net asset value per share	$44.07	$18.56	$32.25	$41.44	$—
Investment in portfolio shares, at cost	$21,149,546	$20,784,949	$55,038,401	$121,226,828	$—
STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	2/24/2023**

INVESTMENT INCOME
Dividend income	$86,481	$99,698	$1,742,581	$—	$—

EXPENSES
Charges for mortality and expense risk	34,582	29,696	88,937	317,917	20,683
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	51,899	70,002	1,653,644	(317,917)	(20,683)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,936,285	585,634	2,696,381	—	—
Net realized gain (loss) on shares redeemed	(101,788)	(124,992)	(104,601)	922,749	31,408,897
Net change in unrealized appreciation (depreciation) on investments	1,743,408	2,269,803	(5,570,254)	19,098,303	(30,689,490)
NET GAIN (LOSS) ON INVESTMENTS	3,577,905	2,730,445	(2,978,474)	20,021,052	719,407

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,629,804	$2,800,447	$(1,324,830)	$19,703,135	$698,724

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST BlackRock Global Strategies Portfolio**
ASSETS
Investment in the portfolios, at fair value	$364,424,867	$43,971,697	$216,063,607	$37,838,318	$—
Net Assets	$364,424,867	$43,971,697	$216,063,607	$37,838,318	$—

NET ASSETS, representing:
Accumulation units	$364,424,867	$43,971,697	$216,063,607	$37,838,318	$—
	$364,424,867	$43,971,697	$216,063,607	$37,838,318	$—

Units outstanding	13,881,967	2,236,251	11,551,978	1,110,968	—

Portfolio shares held	14,553,709	2,227,543	9,924,833	1,454,760	—
Portfolio net asset value per share	$25.04	$19.74	$21.77	$26.01	$—
Investment in portfolio shares, at cost	$258,877,108	$34,922,828	$181,888,586	$30,246,424	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	1/20/2023**

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges for mortality and expense risk	640,150	83,164	372,371	84,212	23,027
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	(640,150)	(83,164)	(372,371)	(84,212)	(23,027)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,980,044	523,255	1,097,824	195,508	48,355,426
Net change in unrealized appreciation (depreciation) on investments	43,678,608	4,010,746	28,627,741	4,423,041	(40,930,819)
NET GAIN (LOSS) ON INVESTMENTS	48,658,652	4,534,001	29,725,565	4,618,549	7,424,607

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$48,018,502	$4,450,837	$29,353,194	$4,534,337	$7,401,580

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.
A17

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$104,857,415	$65,876,088	$11,686,876	$114,301,032	$71,569,067
Net Assets	$104,857,415	$65,876,088	$11,686,876	$114,301,032	$71,569,067

NET ASSETS, representing:
Accumulation units	$104,857,415	$65,876,088	$11,686,876	$114,301,032	$71,569,067
	$104,857,415	$65,876,088	$11,686,876	$114,301,032	$71,569,067

Units outstanding	5,179,072	4,406,327	842,101	5,877,197	4,203,066

Portfolio shares held	5,577,522	4,916,126	944,013	6,311,487	5,159,990
Portfolio net asset value per share	$18.80	$13.40	$12.38	$18.11	$13.87
Investment in portfolio shares, at cost	$93,132,936	$63,142,835	$11,588,504	$102,467,171	$66,113,797

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$1,043,236	$1,095,603	$213,864	$1,323,710	$1,130,587

EXPENSES
Charges for mortality and expense risk	182,455	124,253	17,519	191,218	134,192
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	860,781	971,350	196,345	1,132,492	996,395

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	486,879	795,343	262,837	1,076,785	841,219
Net realized gain (loss) on shares redeemed	279,634	3,042	(8,740)	276,705	910,658
Net change in unrealized appreciation (depreciation) on investments	12,460,119	4,324,802	355,244	11,800,988	5,526,839
NET GAIN (LOSS) ON INVESTMENTS	13,226,632	5,123,187	609,341	13,154,478	7,278,716

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,087,413	$6,094,537	$805,686	$14,286,970	$8,275,111

The accompanying notes are an integral part of these financial statements.
A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$11,980,943	$29,783,981	$21,329,056	$439,155,446	$326,649,578
Net Assets	$11,980,943	$29,783,981	$21,329,056	$439,155,446	$326,649,578

NET ASSETS, representing:
Accumulation units	$11,980,943	$29,783,981	$21,329,056	$439,155,446	$326,649,578
	$11,980,943	$29,783,981	$21,329,056	$439,155,446	$326,649,578

Units outstanding	768,415	1,765,321	1,272,471	12,884,464	11,785,395

Portfolio shares held	858,234	2,429,362	1,649,579	4,472,051	5,602,909
Portfolio net asset value per share	$13.96	$12.26	$12.93	$98.20	$58.30
Investment in portfolio shares, at cost	$16,821,659	$39,071,523	$33,327,728	$407,964,045	$291,694,481

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$31,339	$128,407	$80,163	$1,318,545	$3,952,806

EXPENSES
Charges for mortality and expense risk	25,859	60,087	46,032	745,458	590,160
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	5,480	68,320	34,131	573,087	3,362,646

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	53,591	41,071	56,244	19,002,102	14,012,747
Net realized gain (loss) on shares redeemed	(553,219)	(681,719)	(974,459)	(896,249)	471,212
Net change in unrealized appreciation (depreciation) on investments	1,425,728	3,355,651	2,780,574	91,459,266	45,116,720
NET GAIN (LOSS) ON INVESTMENTS	926,100	2,715,003	1,862,359	109,565,119	59,600,679

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$931,580	$2,783,323	$1,896,490	$110,138,206	$62,963,325

The accompanying notes are an integral part of these financial statements.
A19

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$141,905,534	$122,843,563	$105,662,758	$36,479,239	$4,394,954
Net Assets	$141,905,534	$122,843,563	$105,662,758	$36,479,239	$4,394,954

NET ASSETS, representing:
Accumulation units	$141,905,534	$122,843,563	$105,662,758	$36,479,239	$4,394,954
	$141,905,534	$122,843,563	$105,662,758	$36,479,239	$4,394,954

Units outstanding	10,738,897	4,768,755	5,302,189	2,413,146	285,188

Portfolio shares held	8,150,806	2,623,181	3,045,914	2,568,961	286,690
Portfolio net asset value per share	$17.41	$46.83	$34.69	$14.20	$15.33
Investment in portfolio shares, at cost	$154,967,392	$106,042,600	$104,261,008	$38,236,895	$5,191,507

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$1,745,627	$289,171	$382,241	$1,660,723	$77,908

EXPENSES
Charges for mortality and expense risk	280,952	232,023	187,605	74,798	9,049
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	1,464,675	57,148	194,636	1,585,925	68,859

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	3,947,041	2,810,941	2,013,328	358,588
Net realized gain (loss) on shares redeemed	(953,193)	140,951	(339,990)	(108,001)	(32,503)
Net change in unrealized appreciation (depreciation) on investments	17,156,208	24,719,491	9,903,949	(754,604)	124,524
NET GAIN (LOSS) ON INVESTMENTS	16,203,015	28,807,483	12,374,900	1,150,723	450,609

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$17,667,690	$28,864,631	$12,569,536	$2,736,648	$519,468

The accompanying notes are an integral part of these financial statements.
A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)
ASSETS
Investment in the portfolios, at fair value	$10,437,712	$4,097,966	$13,212,899	$14,556,552	$92,844,868
Net Assets	$10,437,712	$4,097,966	$13,212,899	$14,556,552	$92,844,868

NET ASSETS, representing:
Accumulation units	$10,437,712	$4,097,966	$13,212,899	$14,556,552	$92,844,868
	$10,437,712	$4,097,966	$13,212,899	$14,556,552	$92,844,868

Units outstanding	784,909	160,493	406,992	504,133	8,124,270

Portfolio shares held	870,535	91,330	713,439	649,266	7,935,459
Portfolio net asset value per share	$11.99	$44.87	$18.52	$22.42	$11.70
Investment in portfolio shares, at cost	$10,116,233	$4,149,865	$11,492,714	$14,687,496	$102,203,409

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$335,433	$24,340	$73,253	$184,711	$2,667,140

EXPENSES
Charges for mortality and expense risk	22,883	3,652	11,946	13,227	193,061
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	312,550	20,688	61,307	171,484	2,474,079

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	65,650	80,258	1,161,670	—
Net realized gain (loss) on shares redeemed	(27,408)	(30,125)	49,168	(67,727)	(334,676)
Net change in unrealized appreciation (depreciation) on investments	1,595,047	600,596	1,979,061	362,464	3,762,814
NET GAIN (LOSS) ON INVESTMENTS	1,567,639	636,121	2,108,487	1,456,407	3,428,138

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$1,880,189	$656,809	$2,169,794	$1,627,891	$5,902,217
The accompanying notes are an integral part of these financial statements.
A21

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)	AST International Value Portfolio**
ASSETS
Investment in the portfolios, at fair value	$74,547,764	$46,637,825	$494,081,683	$84,802,456	$—
Net Assets	$74,547,764	$46,637,825	$494,081,683	$84,802,456	$—

NET ASSETS, representing:
Accumulation units	$74,547,764	$46,637,825	$494,081,683	$84,802,456	$—
	$74,547,764	$46,637,825	$494,081,683	$84,802,456	$—

Units outstanding	3,660,163	2,211,507	17,237,089	3,510,031	—

Portfolio shares held	3,504,831	2,472,843	1,085,226	5,967,801	—
Portfolio net asset value per share	$21.27	$18.86	$455.28	$14.21	$—
Investment in portfolio shares, at cost	$71,869,116	$48,259,962	$378,220,244	$80,620,968	$—

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)	AST International Value Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	3/10/2023**

INVESTMENT INCOME
Dividend income	$1,086,987	$695,432	$5,439,285	$1,417,789	$—

EXPENSES
Charges for mortality and expense risk	149,111	102,383	1,018,770	171,686	33,995
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	937,876	593,049	4,420,515	1,246,103	(33,995)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,568,915	5,525,982	3,527,636	626,708	—
Net realized gain (loss) on shares redeemed	88,788	(6,175)	2,655,007	(142,628)	8,147,001
Net change in unrealized appreciation (depreciation) on investments	(363,385)	(1,076,590)	83,008,920	9,852,546	(2,633,460)
NET GAIN (LOSS) ON INVESTMENTS	4,294,318	4,443,217	89,191,563	10,336,626	5,513,541

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,232,194	$5,036,266	$93,612,078	$11,582,729	$5,479,546

**Subaccount was no longer available for investment as of the date presented in the Statement of Operations.
The accompanying notes are an integral part of these financial statements.
A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	Calvert VP EAFE International Index Portfolio (Class F)	Calvert VP Nasdaq 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
ASSETS
Investment in the portfolios, at fair value	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555
Net Assets	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555

NET ASSETS, representing:
Accumulation units	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555
	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555

Units outstanding	1,896,003	3,396,760	2,531,500	2,409,324	5,386

Portfolio shares held	255,963	549,083	309,240	1,960,886	3,492
Portfolio net asset value per share	$94.60	$139.66	$119.33	$11.33	$16.48
Investment in portfolio shares, at cost	$22,877,211	$62,811,390	$36,428,007	$23,019,938	$66,031

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	Calvert VP EAFE International Index Portfolio (Class F)	Calvert VP Nasdaq 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$632,513	$211,075	$394,816	$—	$1,093

EXPENSES
Charges for mortality and expense risk	36,089	124,990	62,972	38,596	104
Reimbursement for excess expenses	—	—	—	—	—
NET INVESTMENT INCOME (LOSS)	596,424	86,085	331,844	(38,596)	989

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	1,332,217	—	2,863
Net realized gain (loss) on shares redeemed	(50,165)	(89,002)	(152,869)	(83,176)	(95)
Net change in unrealized appreciation (depreciation) on investments	2,220,361	23,365,301	2,996,529	1,325,617	1,584
NET GAIN (LOSS) ON INVESTMENTS	2,170,196	23,276,299	4,175,877	1,242,441	4,352

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,766,620	$23,362,384	$4,507,721	$1,203,845	$5,341

The accompanying notes are an integral part of these financial statements.
A23

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2023

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$126,053,808	$253,595,976
Net Assets	$126,053,808	$253,595,976

NET ASSETS, representing:
Accumulation units	$126,053,808	$253,595,976
	$126,053,808	$253,595,976

Units outstanding	13,489,468	22,690,143

Portfolio shares held	9,527,877	9,956,654
Portfolio net asset value per share	$13.23	$25.47
Investment in portfolio shares, at cost	$130,964,282	$225,895,636

STATEMENTS OF OPERATIONS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio
	1/1/2023	3/10/2023*
	to	to
	12/31/2023	12/31/2023

INVESTMENT INCOME
Dividend income	$—	$—

EXPENSES
Charges for mortality and expense risk	250,371	386,828
Reimbursement for excess expenses	—	—
NET INVESTMENT INCOME (LOSS)	(250,371)	(386,828)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	(985,335)	346,686
Net change in unrealized appreciation (depreciation) on investments	8,362,249	27,700,340
NET GAIN (LOSS) ON INVESTMENTS	7,376,914	28,047,026

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,126,543	$27,660,198

*Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$15,664,931	$(1,060,793)	$(414,565)	$(362,226)	$(300,114)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	282,158	5,567,101	1,647,536	822,532
Net change in unrealized appreciation (depreciation) on investments	—	23,917,502	46,155,552	21,189,595	17,285,825
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	15,664,931	23,138,867	51,308,088	22,474,905	17,808,243

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	715,410,528	40,572,503	11,705,967	18,999,544	15,881,674
Policy loans	(51,664,158)	(2,093,048)	(2,476,263)	(747,844)	(2,253,547)
Policy loan repayments and interest	3,494,339	1,294,699	1,168,040	165,242	373,609
Surrenders, withdrawals and death benefits	(14,262,876)	(6,310,723)	(4,672,153)	(1,508,580)	(1,243,371)
Net transfers between other subaccounts
or fixed rate option	(603,848,071)	29,663,398	47,177,191	7,983,669	14,867,675
Miscellaneous transactions	421,208	55,605	171,969	138,096	98,720
Other charges	(30,532,568)	(19,091,822)	(7,112,579)	(9,387,465)	(8,262,242)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	19,018,402	44,090,612	45,962,172	15,642,662	19,462,518

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,683,333	67,229,479	97,270,260	38,117,567	37,270,761

NET ASSETS
Beginning of period	337,472,766	305,674,642	152,811,448	120,724,539	107,457,860
End of period	$372,156,099	$372,904,121	$250,081,708	$158,842,106	$144,728,621

Beginning units	113,458,199	65,072,612	29,400,954	4,586,228	5,451,815
Units issued	115,841,367	14,747,912	9,069,975	830,641	1,797,193
Units redeemed	(116,836,676)	(5,348,868)	(3,815,189)	(423,225)	(821,082)
Ending units	112,462,890	74,471,656	34,655,740	4,993,644	6,427,926
The accompanying notes are an integral part of these financial statements.
A25

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(365,084)	$(283,070)	$(26,304)	$(4,888,167)	$(254,202)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,614,447	743,565	1,629,765	31,781,029	1,704,224
Net change in unrealized appreciation (depreciation) on investments	18,392,404	14,382,931	(174,085)	369,755,889	17,398,784
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	22,641,767	14,843,426	1,429,376	396,648,751	18,848,806

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,427,151	14,747,547	2,440,915	184,471,520	13,579,492
Policy loans	(1,739,527)	(1,046,344)	(672,829)	(13,926,810)	(911,702)
Policy loan repayments and interest	777,078	480,795	180,117	5,052,399	379,797
Surrenders, withdrawals and death benefits	(3,504,003)	(2,277,456)	(1,565,930)	(28,517,730)	(1,703,763)
Net transfers between other subaccounts
or fixed rate option	11,007,750	12,996,411	21,422,493	137,739,066	9,438,391
Miscellaneous transactions	353,555	24,924	(22,072)	765,995	59,443
Other charges	(6,753,884)	(7,161,189)	(980,575)	(75,459,989)	(5,336,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	14,568,120	17,764,688	20,802,119	210,124,451	15,505,532

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,209,887	32,608,114	22,231,495	606,773,202	34,354,338

NET ASSETS
Beginning of period	143,904,604	117,129,992	26,220,729	1,462,645,372	89,445,370
End of period	$181,114,491	$149,738,106	$48,452,224	$2,069,418,574	$123,799,708

Beginning units	7,799,635	20,936,782	2,707,550	160,744,663	16,135,096
Units issued	2,056,730	4,445,730	2,772,771	26,280,647	3,226,985
Units redeemed	(1,277,047)	(1,552,941)	(536,739)	(12,587,761)	(1,671,807)
Ending units	8,579,318	23,829,571	4,943,582	174,437,549	17,690,274
The accompanying notes are an integral part of these financial statements.
A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(310,402)	$(883,768)	$(487,913)	$155,499	$(26,088)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(95,981)	9,868,579	2,343,028	(100,802)	32,013
Net change in unrealized appreciation (depreciation) on investments	2,671,144	146,242,785	29,837,421	4,954,992	1,235,498
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,264,761	155,227,596	31,692,536	5,009,689	1,241,423

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2	33,439,203	17,855,533	38,190	98,702
Policy loans	(19,290,113)	(4,791,237)	(1,699,361)	(4,486)	(1,330)
Policy loan repayments and interest	1,091,319	1,610,047	665,726	5,368	17,164
Surrenders, withdrawals and death benefits	(136,730)	(9,169,693)	(2,498,834)	(5,680)	(23,493)
Net transfers between other subaccounts
or fixed rate option	(2,509,414)	15,499,612	208,742,689	332,069	33,430
Miscellaneous transactions	(13,179)	325,545	336,734	(24,887)	192
Other charges	(1,114,943)	(16,728,854)	(6,825,447)	(297,417)	(118,847)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(21,973,058)	20,184,623	216,577,040	43,157	5,818

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,708,297)	175,412,219	248,269,576	5,052,846	1,247,241

NET ASSETS
Beginning of period	62,964,231	284,485,260	58,927,316	31,804,325	2,953,854
End of period	$43,255,934	$459,897,479	$307,196,892	$36,857,171	$4,201,095

Beginning units	16,291,001	42,349,011	3,397,571	16,269,545	1,314,067
Units issued	151,756	3,782,709	11,052,964	778,218	80,953
Units redeemed	(5,730,195)	(2,942,987)	(602,910)	(731,515)	(70,132)
Ending units	10,712,562	43,188,733	13,847,625	16,316,248	1,324,888
The accompanying notes are an integral part of these financial statements.
A27

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(29,003)	$99,176	$(19,493)	$5,514	$31,454
Capital gains distributions received	521,812	475,184	—	—	169,076
Net realized gain (loss) on shares redeemed	50,491	334,408	(26,598)	(39,903)	(66,361)
Net change in unrealized appreciation (depreciation) on investments	1,502,875	(542,418)	571,801	55,653	768,922
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,046,175	366,350	525,710	21,264	903,091

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	46,194	97,507	25,603	6,497	257
Policy loans	(5,197)	(547)	(3,540)	(58,104)	—
Policy loan repayments and interest	7,787	428	3,312	1,315	—
Surrenders, withdrawals and death benefits	(15,342)	(3,416)	(7,241)	—	(44,171)
Net transfers between other subaccounts
or fixed rate option	(160,943)	(1,353,103)	8,086	(209,378)	523,549
Miscellaneous transactions	34	1,340	(87)	(323)	(4,060)
Other charges	(163,380)	(184,266)	(48,044)	(6,732)	(45,690)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(290,847)	(1,442,057)	(21,911)	(266,725)	429,885

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,755,328	(1,075,707)	503,799	(245,461)	1,332,976

NET ASSETS
Beginning of period	5,894,825	6,091,052	2,059,152	513,802	4,579,025
End of period	$7,650,153	$5,015,345	$2,562,951	$268,341	$5,912,001

Beginning units	1,689,200	1,159,343	874,345	147,758	1,112,280
Units issued	70,743	22,248	11,731	4,748	235,305
Units redeemed	(131,399)	(317,108)	(19,974)	(81,341)	(131,372)
Ending units	1,628,544	864,483	866,102	71,165	1,216,213
The accompanying notes are an integral part of these financial statements.
A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	6/9/2023**	12/8/2023**	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$1,787	$(200,202)	$(55,613)	$785	$(691)
Capital gains distributions received	29,221	—	—	—	—
Net realized gain (loss) on shares redeemed	51,949	47,162,093	16,278,023	(40,553)	(934)
Net change in unrealized appreciation (depreciation) on investments	7,456	(46,349,513)	(7,535,949)	61,654	132,542
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	90,413	612,378	8,686,461	21,886	130,917

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,678	9,268,969	4,249,539	3,249	—
Policy loans	—	(780,333)	(448,303)	—	—
Policy loan repayments and interest	—	425,366	137,044	—	—
Surrenders, withdrawals and death benefits	(1,798)	(1,554,455)	(699,390)	—	—
Net transfers between other subaccounts
or fixed rate option	(1,112,997)	(191,576,000)	(41,785,455)	(115,622)	—
Miscellaneous transactions	(129)	178,436	4,013	19	(26)
Other charges	(28,466)	(4,306,126)	(1,770,038)	(3,745)	(7,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(1,135,712)	(188,344,143)	(40,312,590)	(116,099)	(7,222)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,045,299)	(187,731,765)	(31,626,129)	(94,213)	123,695

NET ASSETS
Beginning of period	1,372,842	187,731,765	31,626,129	221,532	283,483
End of period	$327,543	$—	$—	$127,319	$407,178

Beginning units	913,730	25,949,462	1,325,211	52,509	288,718
Units issued	11,948	1,722,738	157,749	16,743	1
Units redeemed	(725,791)	(27,672,200)	(1,482,960)	(43,901)	(5,958)
Ending units	199,887	—	—	25,351	282,761

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A29

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(720)	$416	$(41)	$(13,579)	$(482,289)
Capital gains distributions received	49,070	—	—	—	—
Net realized gain (loss) on shares redeemed	(16,142)	(116)	(1,871)	70,161	4,485,353
Net change in unrealized appreciation (depreciation) on investments	66,228	3,345	4,327	2,465,237	41,795,538
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	98,436	3,645	2,415	2,521,819	45,798,602

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,264	168	—	189,725	22,846,802
Policy loans	—	—	—	(133,927)	(2,548,024)
Policy loan repayments and interest	—	—	—	69,295	1,293,146
Surrenders, withdrawals and death benefits	(12,636)	—	(2,924)	(286,675)	(5,006,857)
Net transfers between other subaccounts
or fixed rate option	(94,201)	—	(5,177)	285,861	8,404,981
Miscellaneous transactions	85	—	(115)	(1,565)	23,961
Other charges	(9,539)	(1,260)	(3,826)	(161,749)	(8,916,344)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(102,027)	(1,092)	(12,042)	(39,035)	16,097,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,591)	2,553	(9,627)	2,482,784	61,896,267

NET ASSETS
Beginning of period	613,422	25,024	26,496	5,989,019	188,241,702
End of period	$609,831	$27,577	$16,869	$8,471,803	$250,137,969

Beginning units	191,955	6,442	12,932	1,772,765	25,303,289
Units issued	4,113	42	—	97,555	1,884,640
Units redeemed	(33,715)	(306)	(5,622)	(110,008)	(1,374,747)
Ending units	162,353	6,178	7,310	1,760,312	25,813,182
The accompanying notes are an integral part of these financial statements.
A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	3/10/2023**	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$216,945	$(13,151)	$(2,390)	$8,487	$94,678
Capital gains distributions received	—	—	359,898	156,103	—
Net realized gain (loss) on shares redeemed	93,404	10,907,675	(32,915)	(78,627)	28,229
Net change in unrealized appreciation (depreciation) on investments	1,286,065	(9,022,959)	1,133,958	429,462	350,739
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,596,414	1,871,565	1,458,551	515,425	473,646

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,285,196	672,790	129,251	80,032	82,497
Policy loans	(73,591)	(119,364)	(177,550)	(191,955)	(168,951)
Policy loan repayments and interest	46,452	63,701	8,068	5,701	7,619
Surrenders, withdrawals and death benefits	(431,534)	(118,930)	(35,362)	(20,347)	(21,110)
Net transfers between other subaccounts
or fixed rate option	1,432,085	(41,172,046)	1,684,710	(16,482)	47,060
Miscellaneous transactions	(1,608)	(5,275)	(1,914)	(2,479)	784
Other charges	(529,897)	(263,641)	(188,836)	(125,655)	(115,956)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,727,103	(40,942,765)	1,418,367	(271,185)	(168,057)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,323,517	(39,071,200)	2,876,918	244,240	305,589

NET ASSETS
Beginning of period	14,619,360	39,071,200	4,448,388	2,266,686	3,064,079
End of period	$17,942,877	$—	$7,325,306	$2,510,926	$3,369,668

Beginning units	1,633,624	12,221,049	100,573	70,122	174,363
Units issued	242,587	199,171	51,745	11,622	23,722
Units redeemed	(84,224)	(12,420,220)	(20,828)	(23,862)	(37,976)
Ending units	1,791,987	—	131,490	57,882	160,109

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A31

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials	ProFund VP Biotechnology	ProFund VP UltraBull
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$80,573	$(4)	$3	$(7)	$(193)
Capital gains distributions received	56,566	139	—	379	—
Net realized gain (loss) on shares redeemed	31,343	(27)	9	19	(46,162)
Net change in unrealized appreciation (depreciation) on investments	103,216	25	156	(163)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	271,698	133	168	228	(46,355)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	91,445	216	75	75	1,963
Policy loans	(182,149)	—	—	—	—
Policy loan repayments and interest	8,832	—	—	—	—
Surrenders, withdrawals and death benefits	(32,405)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	59,651	—	—	—	(13,283)
Miscellaneous transactions	(3,215)	—	—	—	57,675
Other charges	(138,925)	(47)	(30)	(480)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(196,766)	169	45	(405)	46,355

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,932	302	213	(177)	—

NET ASSETS
Beginning of period	3,755,304	3,141	1,358	2,837	—
End of period	$3,830,236	$3,443	$1,571	$2,660	$—

Beginning units	123,296	931	340	338	—
Units issued	17,021	63	18	10	736,111
Units redeemed	(30,433)	(13)	(7)	(59)	(736,111)
Ending units	109,884	981	351	289	—
The accompanying notes are an integral part of these financial statements.
A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(3)	$10	$304	$3	$(7)
Capital gains distributions received	46	—	—	65	331
Net realized gain (loss) on shares redeemed	(88)	(3)	21	6	49
Net change in unrealized appreciation (depreciation) on investments	307	(18)	2,223	131	(376)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	262	(11)	2,548	205	(3)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	706	75	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	(25)	—	—	—
Other charges	(572)	(39)	(310)	(30)	(644)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(572)	(64)	396	45	(569)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(310)	(75)	2,944	250	(572)

NET ASSETS
Beginning of period	1,080	505	14,661	1,475	3,320
End of period	$770	$430	$17,605	$1,725	$2,748

Beginning units	261	125	6,174	662	604
Units issued	—	—	275	33	14
Units redeemed	(120)	(15)	(122)	(14)	(121)
Ending units	141	110	6,327	681	497
The accompanying notes are an integral part of these financial statements.
A33

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market	ProFund VP NASDAQ-100
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(21)	$(7)	$2	$57,983	$(103)
Capital gains distributions received	—	17	197	—	171
Net realized gain (loss) on shares redeemed	29	(15)	—	—	1,683
Net change in unrealized appreciation (depreciation) on investments	2,362	457	210	—	4,573
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,370	452	409	57,983	6,324

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	287	150	150	225	357
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	(76)	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	(2,354,867)	6,978
Miscellaneous transactions	—	—	—	1,050	—
Other charges	(165)	(63)	(65)	(3,376)	(2,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	122	87	85	(2,357,044)	4,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,492	539	494	(2,299,061)	11,163

NET ASSETS
Beginning of period	6,898	2,901	3,029	2,304,655	26,499
End of period	$9,390	$3,440	$3,523	$5,594	$37,662

Beginning units	2,533	613	612	2,152,395	3,219
Units issued	87	30	30	23,272,689	213,352
Units redeemed	(50)	(13)	(13)	(25,420,055)	(213,557)
Ending units	2,570	630	629	5,029	3,014
The accompanying notes are an integral part of these financial statements.
A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Small-Cap	ProFund VP Small-Cap Growth
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$3	$(1)	$21	$(17)	$(58)
Capital gains distributions received	26	—	435	—	699
Net realized gain (loss) on shares redeemed	(2)	(32)	(51)	(34)	(77)
Net change in unrealized appreciation (depreciation) on investments	(106)	40	(209)	986	2,803
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(79)	7	196	935	3,367

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	—	—	—	882
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(26)	(45)	(185)	(580)	(271)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	49	(45)	(185)	(580)	611

TOTAL INCREASE (DECREASE) IN NET ASSETS	(30)	(38)	11	355	3,978

NET ASSETS
Beginning of period	1,384	555	2,258	6,805	22,139
End of period	$1,354	$517	$2,269	$7,160	$26,117

Beginning units	522	428	681	1,736	4,186
Units issued	31	—	—	—	162
Units redeemed	(11)	(34)	(56)	(142)	(50)
Ending units	542	394	625	1,594	4,298
The accompanying notes are an integral part of these financial statements.
A35

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(7)	$8	$395	$—	$(51)
Capital gains distributions received	322	—	—	—	—
Net realized gain (loss) on shares redeemed	19	—	(104)	—	32,752
Net change in unrealized appreciation (depreciation) on investments	946	304	(299)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,280	312	(8)	—	32,701

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	75	706	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	(67,050)
Miscellaneous transactions	—	—	—	—	34,349
Other charges	(58)	(23)	(115)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	17	52	591	—	(32,701)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,297	364	583	—	—

NET ASSETS
Beginning of period	2,217	966	9,799	—	—
End of period	$3,514	$1,330	$10,382	$—	$—

Beginning units	297	519	6,073	—	—
Units issued	8	35	449	—	74,591
Units redeemed	(6)	(11)	(74)	—	(74,591)
Ending units	299	543	6,448	—	—
The accompanying notes are an integral part of these financial statements.
A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$—	$(1,873)	$16	$(1,109,230)	$(21,182)
Capital gains distributions received	—	4,935	—	—	—
Net realized gain (loss) on shares redeemed	—	41,848	(2)	5,873,059	567,694
Net change in unrealized appreciation (depreciation) on investments	—	219,412	(145)	181,031,775	1,801,948
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	—	264,322	(131)	185,795,604	2,348,460

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	750	75	75,658,067	2,650,478
Policy loans	—	—	—	(4,657,021)	(359,093)
Policy loan repayments and interest	—	—	—	1,275,220	169,395
Surrenders, withdrawals and death benefits	—	(885)	—	(8,349,601)	(740,656)
Net transfers between other subaccounts
or fixed rate option	—	2,428,219	—	10,608,340	525,324
Miscellaneous transactions	—	(32,873)	—	741,384	34,442
Other charges	—	(2,399)	(29)	(30,738,250)	(800,913)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	—	2,392,812	46	44,538,139	1,478,977

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	2,657,134	(85)	230,333,743	3,827,437

NET ASSETS
Beginning of period	—	26,169	1,487	407,884,078	18,972,358
End of period	$—	$2,683,303	$1,402	$638,217,821	$22,799,795

Beginning units	—	6,402	283	15,559,302	602,805
Units issued	—	5,521,886	16	2,793,057	151,350
Units redeemed	—	(4,996,489)	(6)	(1,323,937)	(106,443)
Ending units	—	531,799	293	17,028,422	647,712

The accompanying notes are an integral part of these financial statements.
A37

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST J.P. Morgan Tactical Preservation Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(425,213)	$(19,038)	$(177,401)	$(400,697)	$(97,842)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	169,637	628,048	632,029	3,386,441	1,269,597
Net change in unrealized appreciation (depreciation) on investments	17,087,794	1,869,428	16,946,222	16,009,332	8,417,209
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	16,832,218	2,478,438	17,400,850	18,995,076	9,588,964

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	24,829,130	2,539,263	15,207,977	28,183,039	6,214,947
Policy loans	(4,427,498)	(292,725)	(800,499)	(2,465,000)	(1,210,641)
Policy loan repayments and interest	1,704,214	150,539	214,346	833,277	482,452
Surrenders, withdrawals and death benefits	(8,153,714)	(552,806)	(1,592,121)	(4,843,683)	(1,791,797)
Net transfers between other subaccounts
or fixed rate option	227,206,273	1,311,451	3,440,924	12,222,711	4,501,702
Miscellaneous transactions	36,187	111,194	120,467	114,414	41,171
Other charges	(11,372,729)	(722,957)	(5,621,853)	(10,461,960)	(2,141,574)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	229,821,863	2,543,959	10,969,241	23,582,798	6,096,260

TOTAL INCREASE (DECREASE) IN NET ASSETS	246,654,081	5,022,397	28,370,091	42,577,874	15,685,224

NET ASSETS
Beginning of period	19,755,437	17,118,306	74,755,070	179,951,211	54,143,575
End of period	$266,409,518	$22,140,703	$103,125,161	$222,529,085	$69,828,799

Beginning units	943,861	523,357	4,033,687	8,108,766	1,523,888
Units issued	11,644,327	216,053	988,745	1,774,438	284,076
Units redeemed	(865,144)	(144,105)	(429,812)	(628,269)	(130,355)
Ending units	11,723,044	595,305	4,592,620	9,254,935	1,677,609

The accompanying notes are an integral part of these financial statements.
A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023***	12/31/2023	3/10/2023**	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(22,716)	$(210,568)	$(38,176)	$(16,913)	$324,178
Capital gains distributions received	—	—	—	239,386	1,607,520
Net realized gain (loss) on shares redeemed	5,230,362	1,057,765	3,019,446	2,814	(55,959)
Net change in unrealized appreciation (depreciation) on investments	(5,852,568)	12,342,936	703,034	3,087,057	(1,012,433)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(644,922)	13,190,133	3,684,304	3,312,344	863,306

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,228,479	15,714,527	3,091,608	2,149,763	1,111,789
Policy loans	(546,609)	(633,193)	(68,033)	(16,982)	(316,658)
Policy loan repayments and interest	299,572	261,329	27,068	4,624	27,919
Surrenders, withdrawals and death benefits	(785,201)	(1,128,685)	(304,280)	(83,625)	(405,228)
Net transfers between other subaccounts
or fixed rate option	(23,670,592)	6,118,350	(90,555,644)	1,235,046	(51,902)
Miscellaneous transactions	653	101,150	27,705	5,652	(1,134)
Other charges	(894,411)	(5,810,953)	(1,108,797)	(733,867)	(460,652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(23,368,109)	14,622,525	(88,890,373)	2,560,611	(95,866)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,013,031)	27,812,658	(85,206,069)	5,872,955	767,440

NET ASSETS
Beginning of period	24,013,031	89,730,446	85,206,069	11,082,379	14,349,844
End of period	$—	$117,543,104	$—	$16,955,334	$15,117,284

Beginning units	1,165,746	4,743,723	6,495,384	565,400	371,436
Units issued	95,498	1,068,799	531,410	146,005	27,269
Units redeemed	(1,261,244)	(318,819)	(7,026,794)	(40,862)	(29,691)
Ending units	—	5,493,703	—	670,543	369,014

**Date subaccount was no longer available for investment.
***See Note 1 for disclosure of changes in the subaccount.
The accompanying notes are an integral part of these financial statements.
A39

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	2/24/2023**

OPERATIONS
Net investment income (loss)	$51,899	$70,002	$1,653,644	$(317,917)	$(20,683)
Capital gains distributions received	1,936,285	585,634	2,696,381	—	—
Net realized gain (loss) on shares redeemed	(101,788)	(124,992)	(104,601)	922,749	31,408,897
Net change in unrealized appreciation (depreciation) on investments	1,743,408	2,269,803	(5,570,254)	19,098,303	(30,689,490)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,629,804	2,800,447	(1,324,830)	19,703,135	698,724

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,560,088	1,478,829	7,852,428	17,799,398	1,267,680
Policy loans	(78,174)	(317,904)	(732,564)	(607,326)	(137,686)
Policy loan repayments and interest	39,366	62,896	245,865	230,359	82,458
Surrenders, withdrawals and death benefits	(119,160)	(152,733)	(935,726)	(1,478,782)	(367,529)
Net transfers between other subaccounts
or fixed rate option	1,818,160	4,149,409	4,072,515	4,444,040	(86,429,420)
Miscellaneous transactions	17,447	(1,629)	480,414	113,034	(1,498)
Other charges	(1,074,218)	(881,518)	(3,123,727)	(7,569,720)	(555,265)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	4,163,509	4,337,350	7,859,205	12,931,003	(86,141,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,793,313	7,137,797	6,534,375	32,634,138	(85,442,536)

NET ASSETS
Beginning of period	13,478,537	13,855,277	46,370,100	112,919,432	85,442,536
End of period	$21,271,850	$20,993,074	$52,904,475	$145,553,570	$—

Beginning units	627,081	804,805	2,389,670	3,914,731	3,892,805
Units issued	248,097	218,177	1,878,718	900,497	47,039
Units redeemed	(57,151)	(69,162)	(1,452,012)	(486,551)	(3,939,844)
Ending units	818,027	953,820	2,816,376	4,328,677	—

**Date subaccount was no longer available for investment.

The accompanying notes are an integral part of these financial statements.
A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	1/20/2023**

OPERATIONS
Net investment income (loss)	$(640,150)	$(83,164)	$(372,371)	$(84,212)	$(23,027)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,980,044	523,255	1,097,824	195,508	48,355,426
Net change in unrealized appreciation (depreciation) on investments	43,678,608	4,010,746	28,627,741	4,423,041	(40,930,819)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	48,018,502	4,450,837	29,353,194	4,534,337	7,401,580

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,456,202	4,907,343	21,350,719	5,042,958	1,353,772
Policy loans	(3,279,666)	(381,765)	(2,293,420)	(196,990)	(153,400)
Policy loan repayments and interest	2,303,472	233,975	766,720	31,329	75,960
Surrenders, withdrawals and death benefits	(9,089,931)	(1,292,253)	(3,462,061)	(481,406)	(506,319)
Net transfers between other subaccounts
or fixed rate option	8,141,764	668,931	90,243,473	453,962	(227,060,989)
Miscellaneous transactions	31,416	7,079	41,892	6,665	3,507
Other charges	(19,483,898)	(2,395,192)	(9,693,184)	(2,213,577)	(675,980)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	16,079,359	1,748,118	96,954,139	2,642,941	(226,963,449)

TOTAL INCREASE (DECREASE) IN NET ASSETS	64,097,861	6,198,955	126,307,333	7,177,278	(219,561,869)

NET ASSETS
Beginning of period	300,327,006	37,772,742	89,756,274	30,661,040	219,561,869
End of period	$364,424,867	$43,971,697	$216,063,607	$37,838,318	$—

Beginning units	13,216,139	2,142,780	3,284,248	1,028,034	14,704,409
Units issued	1,333,788	343,135	8,947,386	129,877	56,924
Units redeemed	(667,960)	(249,664)	(679,656)	(46,943)	(14,761,333)
Ending units	13,881,967	2,236,251	11,551,978	1,110,968	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A41

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$860,781	$971,350	$196,345	$1,132,492	$996,395
Capital gains distributions received	486,879	795,343	262,837	1,076,785	841,219
Net realized gain (loss) on shares redeemed	279,634	3,042	(8,740)	276,705	910,658
Net change in unrealized appreciation (depreciation) on investments	12,460,119	4,324,802	355,244	11,800,988	5,526,839
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,087,413	6,094,537	805,686	14,286,970	8,275,111

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,276,758	11,875,021	1,871,746	21,986,518	11,293,050
Policy loans	(930,716)	(196,686)	(67,496)	(694,502)	(8,274,068)
Policy loan repayments and interest	157,942	80,274	44,749	309,658	208,102
Surrenders, withdrawals and death benefits	(697,366)	(421,320)	(76,737)	(476,747)	(1,042,707)
Net transfers between other subaccounts
or fixed rate option	8,418,984	4,060,749	2,970,158	8,914,943	2,885,444
Miscellaneous transactions	146,856	25,391	436	29,861	38,795
Other charges	(5,944,120)	(4,703,575)	(818,416)	(7,466,682)	(4,563,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	19,428,338	10,719,854	3,924,440	22,603,049	544,838

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,515,751	16,814,391	4,730,126	36,890,019	8,819,949

NET ASSETS
Beginning of period	71,341,664	49,061,697	6,956,750	77,411,013	62,749,118
End of period	$104,857,415	$65,876,088	$11,686,876	$114,301,032	$71,569,067

Beginning units	4,099,669	3,672,267	544,141	4,597,587	4,049,011
Units issued	1,304,307	1,105,484	355,776	1,556,616	846,468
Units redeemed	(224,904)	(371,424)	(57,816)	(277,006)	(692,413)
Ending units	5,179,072	4,406,327	842,101	5,877,197	4,203,066

The accompanying notes are an integral part of these financial statements.
A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$5,480	$68,320	$34,131	$573,087	$3,362,646
Capital gains distributions received	53,591	41,071	56,244	19,002,102	14,012,747
Net realized gain (loss) on shares redeemed	(553,219)	(681,719)	(974,459)	(896,249)	471,212
Net change in unrealized appreciation (depreciation) on investments	1,425,728	3,355,651	2,780,574	91,459,266	45,116,720
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	931,580	2,783,323	1,896,490	110,138,206	62,963,325

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,558,183	3,986,333	1,908,021	57,977,090	39,365,451
Policy loans	(44,074)	(192,364)	(139,729)	(2,120,032)	(1,518,714)
Policy loan repayments and interest	8,928	22,398	18,972	462,431	248,596
Surrenders, withdrawals and death benefits	(221,519)	(102,336)	(303,703)	(3,196,704)	(2,224,457)
Net transfers between other subaccounts
or fixed rate option	1,074,674	1,489,227	1,070,152	38,658,889	21,456,771
Miscellaneous transactions	1,503	4,590	3,706	580,762	226,709
Other charges	(1,032,689)	(1,719,492)	(1,224,612)	(23,081,996)	(16,764,940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	1,345,006	3,488,356	1,332,807	69,280,440	40,789,416

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,276,586	6,271,679	3,229,297	179,418,646	103,752,741

NET ASSETS
Beginning of period	9,704,357	23,512,302	18,099,759	259,736,800	222,896,837
End of period	$11,980,943	$29,783,981	$21,329,056	$439,155,446	$326,649,578

Beginning units	677,038	1,544,380	1,188,157	10,565,450	10,133,027
Units issued	174,003	340,638	177,162	3,213,637	2,411,983
Units redeemed	(82,626)	(119,697)	(92,848)	(894,623)	(759,615)
Ending units	768,415	1,765,321	1,272,471	12,884,464	11,785,395

The accompanying notes are an integral part of these financial statements.
A43

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$1,464,675	$57,148	$194,636	$1,585,925	$68,859
Capital gains distributions received	—	3,947,041	2,810,941	2,013,328	358,588
Net realized gain (loss) on shares redeemed	(953,193)	140,951	(339,990)	(108,001)	(32,503)
Net change in unrealized appreciation (depreciation) on investments	17,156,208	24,719,491	9,903,949	(754,604)	124,524
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	17,667,690	28,864,631	12,569,536	2,736,648	519,468

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	19,733,321	13,228,950	15,216,082	4,753,354	284
Policy loans	(647,010)	(736,597)	(821,477)	(145,651)	(12,037)
Policy loan repayments and interest	77,571	134,106	107,283	24,318	—
Surrenders, withdrawals and death benefits	(679,911)	(942,846)	(863,351)	(456,039)	(19,434)
Net transfers between other subaccounts
or fixed rate option	6,760,618	4,134,694	5,905,151	2,007,337	(14,333)
Miscellaneous transactions	30,495	112,931	253,968	4,393	438
Other charges	(7,187,962)	(6,361,741)	(5,845,164)	(2,335,465)	(113,008)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	18,087,122	9,569,497	13,952,492	3,852,247	(158,090)

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,754,812	38,434,128	26,522,028	6,588,895	361,378

NET ASSETS
Beginning of period	106,150,722	84,409,435	79,140,730	29,890,344	4,033,576
End of period	$141,905,534	$122,843,563	$105,662,758	$36,479,239	$4,394,954

Beginning units	9,290,936	4,347,665	4,567,174	2,142,255	296,176
Units issued	1,890,000	671,846	1,345,220	376,158	1
Units redeemed	(442,039)	(250,756)	(610,205)	(105,267)	(10,989)
Ending units	10,738,897	4,768,755	5,302,189	2,413,146	285,188

The accompanying notes are an integral part of these financial statements.
A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$312,550	$20,688	$61,307	$171,484	$2,474,079
Capital gains distributions received	—	65,650	80,258	1,161,670	—
Net realized gain (loss) on shares redeemed	(27,408)	(30,125)	49,168	(67,727)	(334,676)
Net change in unrealized appreciation (depreciation) on investments	1,595,047	600,596	1,979,061	362,464	3,762,814
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,880,189	656,809	2,169,794	1,627,891	5,902,217

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,280	360,539	966,984	1,307,057	13,769,549
Policy loans	(68,399)	(45,251)	(395,661)	(382,629)	(350,510)
Policy loan repayments and interest	—	12,539	18,831	33,478	162,363
Surrenders, withdrawals and death benefits	(132,805)	(103,339)	(95,951)	(230,054)	(603,852)
Net transfers between other subaccounts
or fixed rate option	(133,181)	(7,362)	(96,165)	(181,900)	6,340,452
Miscellaneous transactions	7,577	264	111,991	125,273	10,900
Other charges	(652,260)	(98,073)	(330,917)	(393,069)	(6,685,233)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	(974,788)	119,317	179,112	278,156	12,643,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	905,401	776,126	2,348,906	1,906,047	18,545,886

NET ASSETS
Beginning of period	9,532,311	3,321,840	10,863,993	12,650,505	74,298,982
End of period	$10,437,712	$4,097,966	$13,212,899	$14,556,552	$92,844,868

Beginning units	864,886	155,571	404,333	498,493	6,960,608
Units issued	3,021	14,708	211,402	299,681	1,351,817
Units redeemed	(82,998)	(9,786)	(208,743)	(294,041)	(188,155)
Ending units	784,909	160,493	406,992	504,133	8,124,270

The accompanying notes are an integral part of these financial statements.
A45

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)	AST International Value Portfolio
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	3/10/2023**

OPERATIONS
Net investment income (loss)	$937,876	$593,049	$4,420,515	$1,246,103	$(33,995)
Capital gains distributions received	4,568,915	5,525,982	3,527,636	626,708	—
Net realized gain (loss) on shares redeemed	88,788	(6,175)	2,655,007	(142,628)	8,147,001
Net change in unrealized appreciation (depreciation) on investments	(363,385)	(1,076,590)	83,008,920	9,852,546	(2,633,460)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,232,194	5,036,266	93,612,078	11,582,729	5,479,546

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	9,543,749	4,270,728	60,472,371	11,884,298	1,051,234
Policy loans	(580,615)	(147,571)	(1,058,786)	(506,776)	(131,032)
Policy loan repayments and interest	66,570	16,137	428,745	40,275	83,407
Surrenders, withdrawals and death benefits	(553,714)	(307,739)	(1,798,377)	(757,635)	(147,398)
Net transfers between other subaccounts
or fixed rate option	3,864,864	1,532,486	27,654,587	8,645,953	(82,150,278)
Miscellaneous transactions	4,414	11,267	219,641	8,989	1,926
Other charges	(4,306,181)	(2,327,681)	(27,480,594)	(4,742,638)	(719,480)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	8,039,087	3,047,627	58,437,587	14,572,466	(82,011,621)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,271,281	8,083,893	152,049,665	26,155,195	(76,532,075)

NET ASSETS
Beginning of period	61,276,483	38,553,932	342,032,018	58,647,261	76,532,075
End of period	$74,547,764	$46,637,825	$494,081,683	$84,802,456	$—

Beginning units	3,232,886	2,054,534	14,983,181	2,839,988	7,063,646
Units issued	570,633	213,087	2,788,579	816,371	293,765
Units redeemed	(143,356)	(56,114)	(534,671)	(146,328)	(7,357,411)
Ending units	3,660,163	2,211,507	17,237,089	3,510,031	—

**Date subaccount was no longer available for investment.
The accompanying notes are an integral part of these financial statements.
A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	Calvert VP EAFE International Index Portfolio (Class F)	Calvert VP Nasdaq 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2023	1/1/2023	1/1/2023	1/1/2023	1/1/2023
	to	to	to	to	to
	12/31/2023	12/31/2023	12/31/2023	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$596,424	$86,085	$331,844	$(38,596)	$989
Capital gains distributions received	—	—	1,332,217	—	2,863
Net realized gain (loss) on shares redeemed	(50,165)	(89,002)	(152,869)	(83,176)	(95)
Net change in unrealized appreciation (depreciation) on investments	2,220,361	23,365,301	2,996,529	1,325,617	1,584
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,766,620	23,362,384	4,507,721	1,203,845	5,341

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	5,318,962	11,840,882	6,412,956	3,455,194	3,176
Policy loans	(131,395)	(532,392)	(82,881)	(98,567)	—
Policy loan repayments and interest	13,302	250,376	55,421	41,424	—
Surrenders, withdrawals and death benefits	(39,834)	(416,663)	(184,323)	(210,981)	—
Net transfers between other subaccounts
or fixed rate option	6,084,819	8,362,944	3,604,172	2,107,872	—
Miscellaneous transactions	3,146	92,612	70,569	691	9
Other charges	(1,494,595)	(4,416,443)	(2,147,021)	(1,308,884)	(431)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	9,754,405	15,181,316	7,728,893	3,986,749	2,754

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,521,025	38,543,700	12,236,614	5,190,594	8,095

NET ASSETS
Beginning of period	11,693,031	38,141,221	24,665,018	17,026,247	49,460
End of period	$24,214,056	$76,684,921	$36,901,632	$22,216,841	$57,555

Beginning units	1,074,175	2,592,690	1,959,312	1,958,463	5,107
Units issued	963,072	999,236	919,830	563,001	323
Units redeemed	(141,244)	(195,166)	(347,642)	(112,140)	(44)
Ending units	1,896,003	3,396,760	2,531,500	2,409,324	5,386

The accompanying notes are an integral part of these financial statements.
A47

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2023

	SUBACCOUNTS
	AST Core Fixed Income Portfolio	AST International Equity Portfolio
	1/1/2023	3/10/2023*
	to	to
	12/31/2023	12/31/2023

OPERATIONS
Net investment income (loss)	$(250,371)	$(386,828)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	(985,335)	346,686
Net change in unrealized appreciation (depreciation) on investments	8,362,249	27,700,340
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,126,543	27,660,198

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,415,860	23,686,097
Policy loans	(918,075)	(2,268,510)
Policy loan repayments and interest	704,543	744,657
Surrenders, withdrawals and death benefits	(3,065,815)	(3,577,677)
Net transfers between other subaccounts
or fixed rate option	6,595,924	215,795,697
Miscellaneous transactions	11,168	16,854
Other charges	(7,360,314)	(8,461,340)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER
TRANSACTIONS	13,383,291	225,935,778

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,509,834	253,595,976

NET ASSETS
Beginning of period	105,543,974	—
End of period	$126,053,808	$253,595,976

Beginning units	11,986,259	—
Units issued	2,648,488	23,476,593
Units redeemed	(1,145,279)	(786,450)
Ending units	13,489,468	22,690,143

*Date subaccount became available for investment.
The accompanying notes are an integral part of these financial statements.
A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Money Market Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$3,321,558	$(1,034,350)	$(383,741)	$(319,699)	$(253,264)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	695,783	4,532,743	1,130,046	761,916
Net change in unrealized appreciation (depreciation) on investments	—	(50,747,629)	(54,414,875)	(20,417,695)	(16,199,080)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,321,558	(51,086,196)	(50,265,873)	(19,607,348)	(15,690,428)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	603,479,927	35,586,750	10,537,530	15,346,683	15,249,886
Policy loans	(19,223,704)	(1,827,161)	(2,188,300)	(847,685)	(703,189)
Policy loan repayments and interest	2,175,265	1,553,034	1,256,527	405,493	325,428
Surrenders, withdrawals and death benefits	(13,984,259)	(3,476,488)	(4,373,181)	(1,439,671)	(795,811)
Net transfers between other subaccounts
or fixed rate option	(499,923,672)	11,677,600	6,936,403	8,070,306	20,610,291
Miscellaneous transactions	113,996	27,274	13,220	(1,927)	963
Other charges	(27,417,987)	(17,653,489)	(6,309,016)	(8,534,898)	(6,931,710)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	45,219,566	25,887,520	5,873,183	12,998,301	27,755,858

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,541,124	(25,198,676)	(44,392,690)	(6,609,047)	12,065,430

NET ASSETS
Beginning of period	288,931,642	330,873,318	197,204,138	127,333,586	95,392,430
End of period	$337,472,766	$305,674,642	$152,811,448	$120,724,539	$107,457,860

Beginning units	98,105,533	59,895,784	28,945,575	4,216,056	3,895,592
Units issued	121,897,319	9,695,255	2,030,090	568,838	1,907,122
Units redeemed	(106,544,653)	(4,518,427)	(1,574,711)	(198,666)	(350,899)
Ending units	113,458,199	65,072,612	29,400,954	4,586,228	5,451,815
The accompanying notes are an integral part of these financial statements.
A49

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Jennison Value Portfolio (Class I)	PSF PGIM High Yield Bond Portfolio (Class I)	PSF Natural Resources Portfolio (Class I)	PSF Stock Index Portfolio (Class I)	PSF Global Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(327,659)	$(252,159)	$(22,143)	$(4,302,826)	$(221,080)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,036,794	910,472	1,076,778	22,750,565	1,795,253
Net change in unrealized appreciation (depreciation) on investments	(15,481,262)	(14,833,462)	3,639,353	(320,175,509)	(20,540,216)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,772,127)	(14,175,149)	4,693,988	(301,727,770)	(18,966,043)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,027,189	13,187,891	2,037,199	155,805,814	11,243,362
Policy loans	(1,408,728)	(997,695)	(668,478)	(7,218,998)	(1,091,272)
Policy loan repayments and interest	763,549	573,138	170,035	3,924,180	447,106
Surrenders, withdrawals and death benefits	(3,751,039)	(2,373,079)	(488,279)	(12,634,077)	(1,950,839)
Net transfers between other subaccounts
or fixed rate option	9,156,555	6,830,061	821,358	117,165,862	7,520,216
Miscellaneous transactions	(1,645)	1,293	(2,566)	(140,143)	(27,544)
Other charges	(5,934,447)	(6,560,580)	(876,072)	(63,489,097)	(4,505,872)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	10,851,434	10,661,029	993,197	193,413,541	11,635,157

TOTAL INCREASE (DECREASE) IN NET ASSETS	(920,693)	(3,514,120)	5,687,185	(108,314,229)	(7,330,886)

NET ASSETS
Beginning of period	144,825,297	120,644,112	20,533,544	1,570,959,601	96,776,256
End of period	$143,904,604	$117,129,992	$26,220,729	$1,462,645,372	$89,445,370

Beginning units	7,231,899	19,447,517	2,581,604	145,473,677	14,926,808
Units issued	1,065,957	3,230,540	516,420	20,886,877	2,568,322
Units redeemed	(498,221)	(1,741,275)	(390,474)	(5,615,891)	(1,360,034)
Ending units	7,799,635	20,936,782	2,707,550	160,744,663	16,135,096

The accompanying notes are an integral part of these financial statements.
A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	PSF PGIM Government Income Portfolio (Class I)	PSF PGIM Jennison Growth Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)	T. Rowe Price International Stock Portfolio	Janus Henderson VIT Research Portfolio (Institutional Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(405,399)	$(758,655)	$(228,208)	$68,914	$(5,300)
Capital gains distributions received	—	—	—	775,928	578,148
Net realized gain (loss) on shares redeemed	45,129	9,827,170	1,197,761	(232,377)	41,548
Net change in unrealized appreciation (depreciation) on investments	(10,213,552)	(169,352,427)	(12,164,417)	(6,831,186)	(1,940,405)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(10,573,822)	(160,283,912)	(11,194,864)	(6,218,721)	(1,326,009)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,778	30,730,959	3,757,287	29,183	43,851
Policy loans	(155,288)	(2,957,351)	(215,125)	(5,731)	(1,907)
Policy loan repayments and interest	407,677	1,657,462	123,147	59,275	5,009
Surrenders, withdrawals and death benefits	—	(7,472,272)	(351,498)	(206,080)	(35,265)
Net transfers between other subaccounts
or fixed rate option	(2,234,260)	20,459,402	2,246,362	(88,711)	(47,608)
Miscellaneous transactions	22,122	27,683	1,369	8,121	199
Other charges	(1,017,113)	(14,275,193)	(1,328,588)	(279,045)	(101,979)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(2,975,084)	28,170,690	4,232,954	(482,988)	(137,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,548,906)	(132,113,222)	(6,961,910)	(6,701,709)	(1,463,709)

NET ASSETS
Beginning of period	76,513,137	416,598,482	65,889,226	38,506,034	4,417,563
End of period	$62,964,231	$284,485,260	$58,927,316	$31,804,325	$2,953,854

Beginning units	17,031,570	41,063,876	3,335,565	16,495,074	1,358,867
Units issued	115,006	4,764,179	190,010	781,791	22,099
Units redeemed	(855,575)	(3,479,044)	(128,004)	(1,007,320)	(66,899)
Ending units	16,291,001	42,349,011	3,397,571	16,269,545	1,314,067
The accompanying notes are an integral part of these financial statements.
A51

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	MFS® Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	American Century VP Disciplined Core Value Fund (Class I)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(31,516)	$88,587	$(20,322)	$7,405	$27,082
Capital gains distributions received	795,142	520,332	610,398	93,177	1,243,404
Net realized gain (loss) on shares redeemed	213,130	233,137	(41,736)	(1,248)	33,825
Net change in unrealized appreciation (depreciation) on investments	(4,072,518)	(852,823)	(1,685,398)	(148,611)	(2,160,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,095,762)	(10,767)	(1,137,058)	(49,277)	(856,638)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,662	35,645	24,831	6,497	2,249
Policy loans	(5,055)	(525)	(3,478)	—	—
Policy loan repayments and interest	3,606	4,973	3,169	—	—
Surrenders, withdrawals and death benefits	(456,794)	(55,094)	(106,275)	—	—
Net transfers between other subaccounts
or fixed rate option	(498,782)	(456,684)	(121,928)	136,788	(673,159)
Miscellaneous transactions	29,273	(1,054)	(5,337)	121	3,219
Other charges	(152,882)	(166,051)	(45,012)	(6,728)	(43,269)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,057,972)	(638,790)	(254,030)	136,678	(710,960)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,153,734)	(649,557)	(1,391,088)	87,401	(1,567,598)

NET ASSETS
Beginning of period	10,048,559	6,740,609	3,450,240	426,401	6,146,623
End of period	$5,894,825	$6,091,052	$2,059,152	$513,802	$4,579,025

Beginning units	1,992,434	1,270,697	963,706	106,794	1,280,317
Units issued	165,137	80,390	9,621	45,668	95,298
Units redeemed	(468,371)	(191,744)	(98,982)	(4,704)	(263,335)
Ending units	1,689,200	1,159,343	874,345	147,758	1,112,280
The accompanying notes are an integral part of these financial statements.
A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	PSF Small-Cap Value Portfolio (Class I)	PSF PGIM Jennison Focused Blend Portfolio (Class I)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	Invesco V.I. Technology Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(2,934)	$(442,467)	$(50,919)	$60	$(785)
Capital gains distributions received	297,539	—	—	2,492	131,410
Net realized gain (loss) on shares redeemed	(6,674)	3,545,096	456,625	(64,536)	16,732
Net change in unrealized appreciation (depreciation) on investments	(572,618)	(33,775,435)	(10,711,696)	(39,097)	(373,441)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(284,687)	(30,672,806)	(10,305,990)	(101,081)	(226,084)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,735	20,635,330	4,312,634	6,158	8,300
Policy loans	—	(1,619,550)	(441,876)	—	—
Policy loan repayments and interest	—	952,781	197,980	3,043	—
Surrenders, withdrawals and death benefits	(31,355)	(3,618,077)	(643,703)	(29,693)	(47,327)
Net transfers between other subaccounts
or fixed rate option	32,587	9,111,625	1,283,589	(261,006)	(32,000)
Miscellaneous transactions	(228)	19,143	1,688	(4)	(184)
Other charges	(29,763)	(9,367,744)	(1,772,317)	(4,638)	(7,320)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,024)	16,113,508	2,937,995	(286,140)	(78,531)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(302,711)	(14,559,298)	(7,367,995)	(387,221)	(304,615)

NET ASSETS
Beginning of period	1,675,553	202,291,063	38,994,124	608,753	588,098
End of period	$1,372,842	$187,731,765	$31,626,129	$221,532	$283,483

Beginning units	928,043	24,830,511	1,196,666	116,096	358,903
Units issued	403,604	2,610,789	179,505	1,999	6,443
Units redeemed	(417,917)	(1,491,838)	(50,960)	(65,586)	(76,628)
Ending units	913,730	25,949,462	1,325,211	52,509	288,718
The accompanying notes are an integral part of these financial statements.
A53

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Enterprise Portfolio (Service Shares)	Janus Henderson VIT Balanced Portfolio (Service Shares)	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	Janus Henderson VIT Research Portfolio (Service Shares)	PSF Mid-Cap Growth Portfolio (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$828	$170	$(62)	$21,162	$(438,342)
Capital gains distributions received	151,467	758	9,152	1,199,973	—
Net realized gain (loss) on shares redeemed	(49,248)	29,598	715	50,093	4,419,093
Net change in unrealized appreciation (depreciation) on investments	(277,362)	(9,728)	(23,314)	(3,895,763)	(71,004,662)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(174,315)	20,798	(13,509)	(2,624,535)	(67,023,911)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,261	168	—	193,107	21,440,538
Policy loans	—	—	—	(104,807)	(2,163,583)
Policy loan repayments and interest	—	—	—	42,010	1,357,510
Surrenders, withdrawals and death benefits	—	—	—	(130,414)	(6,006,020)
Net transfers between other subaccounts
or fixed rate option	(217,640)	(25,022)	—	27,995	1,458,522
Miscellaneous transactions	(19)	(162)	—	4,157	12,309
Other charges	(10,395)	(2,044)	(4,589)	(153,742)	(8,323,416)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(215,793)	(27,060)	(4,589)	(121,694)	7,775,860

TOTAL INCREASE (DECREASE) IN NET ASSETS	(390,108)	(6,262)	(18,098)	(2,746,229)	(59,248,051)

NET ASSETS
Beginning of period	1,003,530	31,286	44,594	8,735,248	247,489,753
End of period	$613,422	$25,024	$26,496	$5,989,019	$188,241,702

Beginning units	262,783	6,702	14,960	1,803,842	24,993,475
Units issued	3,640	256,597	—	48,682	1,999,281
Units redeemed	(74,468)	(256,857)	(2,028)	(79,759)	(1,689,467)
Ending units	191,955	6,442	12,932	1,772,765	25,303,289

The accompanying notes are an integral part of these financial statements.
A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Janus Henderson VIT Overseas Portfolio (Service Shares)	PSF International Growth Portfolio (Class I)	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$227,440	$(66,949)	$(2,163)	$(1,832)	$83,568
Capital gains distributions received	—	—	360,259	192,723	—
Net realized gain (loss) on shares redeemed	33,742	630,844	(8,019)	(62,055)	10,177
Net change in unrealized appreciation (depreciation) on investments	(1,425,391)	(15,416,129)	(1,776,654)	(625,971)	(560,378)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,164,209)	(14,852,234)	(1,426,577)	(497,135)	(466,633)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,341,243	3,155,203	239,326	195,473	196,389
Policy loans	(93,878)	(587,222)	(70,572)	(45,981)	(70,863)
Policy loan repayments and interest	54,574	418,324	1,753	881	1,315
Surrenders, withdrawals and death benefits	(194,591)	(796,420)	(73,033)	(55,165)	(43,677)
Net transfers between other subaccounts
or fixed rate option	1,815,218	2,373,944	390,573	(6,663)	206,647
Miscellaneous transactions	(2,869)	885	838	1,188	74
Other charges	(440,788)	(1,235,629)	(166,603)	(124,139)	(107,546)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,478,909	3,329,085	322,282	(34,406)	182,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,314,700	(11,523,149)	(1,104,295)	(531,541)	(284,294)

NET ASSETS
Beginning of period	13,304,660	50,594,349	5,552,683	2,798,227	3,348,373
End of period	$14,619,360	$39,071,200	$4,448,388	$2,266,686	$3,064,079

Beginning units	1,645,298	11,306,611	94,845	69,823	163,665
Units issued	482,031	1,519,894	16,548	11,920	25,717
Units redeemed	(493,705)	(605,456)	(10,820)	(11,621)	(15,019)
Ending units	1,633,624	12,221,049	100,573	70,122	174,363

The accompanying notes are an integral part of these financial statements.
A55

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	M Large Cap Value Fund	ProFund VP Asia 30	ProFund VP Materials	ProFund VP Biotechnology	ProFund VP UltraBull
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$75,037	$8	$(2)	$(7)	$(100)
Capital gains distributions received	170,738	380	12	521	—
Net realized gain (loss) on shares redeemed	68,098	(22)	8	77	(93,982)
Net change in unrealized appreciation (depreciation) on investments	(355,076)	(1,336)	(158)	(884)	(2)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(41,203)	(970)	(140)	(293)	(94,084)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	205,885	216	75	75	—
Policy loans	(109,484)	—	—	—	—
Policy loan repayments and interest	1,531	—	—	—	—
Surrenders, withdrawals and death benefits	(87,122)	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	329,296	—	—	—	(689,981)
Miscellaneous transactions	(135)	—	—	—	17
Other charges	(139,069)	(43)	(26)	(444)	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	200,902	173	49	(369)	(689,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	159,699	(797)	(91)	(662)	(784,048)

NET ASSETS
Beginning of period	3,595,605	3,938	1,449	3,499	784,048
End of period	$3,755,304	$3,141	$1,358	$2,837	$—

Beginning units	116,608	880	329	384	61,501
Units issued	24,393	63	18	9	387,596
Units redeemed	(17,705)	(12)	(7)	(55)	(449,097)
Ending units	123,296	931	340	338	—
The accompanying notes are an integral part of these financial statements.
A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Consumer Discretionary	ProFund VP Energy	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(4)	$4	$143	$(3)	$(8)
Capital gains distributions received	16	—	527	18	197
Net realized gain (loss) on shares redeemed	(68)	(6)	10	8	98
Net change in unrealized appreciation (depreciation) on investments	(586)	199	(1,912)	(287)	(558)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(642)	197	(1,232)	(264)	(271)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	—	706	75	75
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(537)	(32)	(266)	(30)	(609)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(537)	(32)	440	45	(534)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,179)	165	(792)	(219)	(805)

NET ASSETS
Beginning of period	2,259	340	15,453	1,694	4,125
End of period	$1,080	$505	$14,661	$1,475	$3,320

Beginning units	374	134	5,988	644	704
Units issued	—	—	298	31	14
Units redeemed	(113)	(9)	(112)	(13)	(114)
Ending units	261	125	6,174	662	604
The accompanying notes are an integral part of these financial statements.
A57

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value	ProFund VP Government Money Market	ProFund VP NASDAQ-100
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(18)	$(7)	$(3)	$13,613	$(114)
Capital gains distributions received	380	630	432	—	6,716
Net realized gain (loss) on shares redeemed	8	(9)	4	—	1,187
Net change in unrealized appreciation (depreciation) on investments	(1,141)	(1,349)	(719)	—	(3,536)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(771)	(735)	(286)	13,613	4,253

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	287	150	150	225	357
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	2,028,135	(13,565)
Miscellaneous transactions	—	—	—	(212)	(4,871)
Other charges	(133)	(62)	(60)	(3,951)	(2,181)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	154	88	90	2,024,197	(20,260)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(617)	(647)	(196)	2,037,810	(16,007)

NET ASSETS
Beginning of period	7,515	3,548	3,225	266,845	42,506
End of period	$6,898	$2,901	$3,029	$2,304,655	$26,499

Beginning units	2,480	595	595	251,105	3,404
Units issued	100	30	29	39,512,454	416,225
Units redeemed	(47)	(12)	(12)	(37,611,164)	(416,410)
Ending units	2,533	613	612	2,152,395	3,219
The accompanying notes are an integral part of these financial statements.
A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Small-Cap	ProFund VP Small-Cap Growth
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(3)	$(1)	$13	$(19)	$(58)
Capital gains distributions received	78	—	171	866	3,578
Net realized gain (loss) on shares redeemed	2	(28)	(1)	19	(38)
Net change in unrealized appreciation (depreciation) on investments	(168)	(44)	(1,047)	(2,894)	(9,799)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(91)	(73)	(864)	(2,028)	(6,317)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	—	—	—	882
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	—	—
Miscellaneous transactions	—	—	—	—	—
Other charges	(27)	(43)	(195)	(558)	(259)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	48	(43)	(195)	(558)	623

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43)	(116)	(1,059)	(2,586)	(5,694)

NET ASSETS
Beginning of period	1,427	671	3,317	9,391	27,833
End of period	$1,384	$555	$2,258	$6,805	$22,139

Beginning units	505	460	733	1,868	4,073
Units issued	28	—	—	—	159
Units redeemed	(11)	(32)	(52)	(132)	(46)
Ending units	522	428	681	1,736	4,186
The accompanying notes are an integral part of these financial statements.
A59

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP Technology	ProFund VP Communication Services	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(7)	$16	$(30)	$(1)	$(44)
Capital gains distributions received	475	—	—	—	—
Net realized gain (loss) on shares redeemed	22	(1)	(63)	2,202	(3,831)
Net change in unrealized appreciation (depreciation) on investments	(1,725)	(270)	(6,710)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,235)	(255)	(6,803)	2,201	(3,875)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	75	75	706	—	—
Policy loans	—	—	—	—	—
Policy loan repayments and interest	—	—	—	—	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	—	—	—	(2,201)	(1,564,258)
Miscellaneous transactions	—	—	—	—	6
Other charges	(54)	(21)	(133)	—	—
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	21	54	573	(2,201)	(1,564,252)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,214)	(201)	(6,230)	—	(1,568,127)

NET ASSETS
Beginning of period	3,431	1,167	16,029	—	1,568,127
End of period	$2,217	$966	$9,799	$—	$—

Beginning units	295	493	5,777	—	24,232
Units issued	8	37	362	6,775	33,394
Units redeemed	(6)	(11)	(66)	(6,775)	(57,626)
Ending units	297	519	6,073	—	—
The accompanying notes are an integral part of these financial statements.
A60

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities	AST Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$—	$(988)	$10	$(759,940)	$(20,954)
Capital gains distributions received	—	103,112	16	—	—
Net realized gain (loss) on shares redeemed	1,411	(318,623)	1	4,523,685	550,904
Net change in unrealized appreciation (depreciation) on investments	—	(722)	(35)	(123,976,885)	(6,557,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,411	(217,221)	(8)	(120,213,140)	(6,027,999)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	750	75	60,040,204	2,310,665
Policy loans	—	—	—	(2,443,233)	(285,624)
Policy loan repayments and interest	—	—	—	902,813	168,445
Surrenders, withdrawals and death benefits	—	—	—	(6,061,453)	(655,526)
Net transfers between other subaccounts
or fixed rate option	(1,411)	243,282	—	175,028,603	1,306,624
Miscellaneous transactions	—	(32,281)	—	(23,135)	(1,650)
Other charges	—	(1,600)	(29)	(23,245,781)	(760,313)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,411)	210,151	46	204,198,018	2,082,621

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	(7,070)	38	83,984,878	(3,945,378)

NET ASSETS
Beginning of period	—	33,239	1,449	323,899,200	22,917,736
End of period	$—	$26,169	$1,487	$407,884,078	$18,972,358

Beginning units	—	6,510	275	8,005,070	544,540
Units issued	7,206	8,098,418	14	7,960,537	100,346
Units redeemed	(7,206)	(8,098,526)	(6)	(406,305)	(42,081)
Ending units	—	6,402	283	15,559,302	602,805

The accompanying notes are an integral part of these financial statements.
A61

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST J.P. Morgan Tactical Preservation Portfolio	AST Small-Cap Value Portfolio	AST Mid-Cap Growth Portfolio	AST Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(38,623)	$(17,092)	$(150,621)	$(325,723)	$(88,607)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	270,232	384,036	220,289	2,403,071	977,388
Net change in unrealized appreciation (depreciation) on investments	(3,808,432)	(2,834,360)	(29,336,891)	(2,740,155)	(17,479,062)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,576,823)	(2,467,416)	(29,267,223)	(662,807)	(16,590,281)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,954,582	2,022,084	14,764,695	21,909,107	4,719,190
Policy loans	(311,818)	(289,295)	(461,788)	(1,406,557)	(807,101)
Policy loan repayments and interest	168,551	160,758	268,509	652,165	430,344
Surrenders, withdrawals and death benefits	(684,854)	(429,228)	(855,487)	(2,628,574)	(1,158,017)
Net transfers between other subaccounts
or fixed rate option	65,526	1,208,298	4,843,427	76,344,387	13,031,833
Miscellaneous transactions	(1,495)	(67)	4,574	2,577	4,465
Other charges	(1,169,279)	(680,905)	(5,279,959)	(8,826,040)	(1,646,563)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,021,213	1,991,645	13,283,971	86,047,065	14,574,151

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,555,610)	(475,771)	(15,983,252)	85,384,258	(2,016,130)

NET ASSETS
Beginning of period	22,311,047	17,594,077	90,738,322	94,566,953	56,159,705
End of period	$19,755,437	$17,118,306	$74,755,070	$179,951,211	$54,143,575

Beginning units	896,571	465,756	3,352,168	4,088,202	1,147,259
Units issued	129,512	87,692	809,792	4,395,120	457,599
Units redeemed	(82,222)	(30,091)	(128,273)	(374,556)	(80,970)
Ending units	943,861	523,357	4,033,687	8,108,766	1,523,888
The accompanying notes are an integral part of these financial statements.
A62

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	American Century VP Mid Cap Value Fund (Class I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(22,930)	$(177,292)	$(165,659)	$(7,566)	$305,281
Capital gains distributions received	—	—	—	1,028,067	1,842,634
Net realized gain (loss) on shares redeemed	528,352	497,834	69,082	24,979	60,444
Net change in unrealized appreciation (depreciation) on investments	893,136	(17,832,482)	(17,336,050)	(3,121,842)	(2,398,414)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,398,558	(17,511,940)	(17,432,627)	(2,076,362)	(190,055)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,222,879	15,666,474	15,949,590	2,569,030	1,220,914
Policy loans	(538,306)	(285,015)	(267,557)	(9,417)	(138,226)
Policy loan repayments and interest	298,427	175,331	233,626	20,604	81,055
Surrenders, withdrawals and death benefits	(661,246)	(1,210,922)	(744,930)	(48,065)	(264,715)
Net transfers between other subaccounts
or fixed rate option	(550,721)	4,042,586	10,069,290	705,040	21,451
Miscellaneous transactions	3,914	178	3,196	(1,743)	395
Other charges	(893,636)	(5,574,499)	(4,957,567)	(653,662)	(515,265)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(118,689)	12,814,133	20,285,648	2,581,787	405,609

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,279,869	(4,697,807)	2,853,021	505,425	215,554

NET ASSETS
Beginning of period	22,733,162	94,428,253	82,353,048	10,576,954	14,134,290
End of period	$24,013,031	$89,730,446	$85,206,069	$11,082,379	$14,349,844

Beginning units	1,169,638	4,090,926	4,962,536	431,488	361,154
Units issued	105,604	828,371	1,730,637	163,674	30,722
Units redeemed	(109,496)	(175,574)	(197,789)	(29,762)	(20,440)
Ending units	1,165,746	4,743,723	6,495,384	565,400	371,436
The accompanying notes are an integral part of these financial statements.
A63

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	MFS® Utilities Series (Initial Class)	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$11,207	$33,040	$942,282	$(279,329)	$(128,977)
Capital gains distributions received	872,547	3,379,659	1,613,417	—	—
Net realized gain (loss) on shares redeemed	(22,447)	(73,956)	299,413	371,886	2,225,503
Net change in unrealized appreciation (depreciation) on investments	(4,239,950)	(5,591,958)	(2,539,773)	(20,761,482)	(9,329,848)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,378,643)	(2,253,215)	315,339	(20,668,925)	(7,233,322)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	3,159,932	1,602,397	6,289,237	16,734,426	7,482,214
Policy loans	(101,541)	(50,526)	(389,190)	(252,779)	(2,195,563)
Policy loan repayments and interest	25,472	70,675	160,284	224,194	865,596
Surrenders, withdrawals and death benefits	(77,677)	(165,209)	(923,629)	(1,035,809)	(3,117,554)
Net transfers between other subaccounts
or fixed rate option	816,777	(81,654)	4,850,336	3,238,212	870,095
Miscellaneous transactions	(8,190)	(980)	(1,312)	(1,018)	16,437
Other charges	(968,970)	(806,054)	(2,757,920)	(7,241,938)	(3,517,237)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,845,803	568,649	7,227,806	11,665,288	403,988

TOTAL INCREASE (DECREASE) IN NET ASSETS	(532,840)	(1,684,566)	7,543,145	(9,003,637)	(6,829,334)

NET ASSETS
Beginning of period	14,011,377	15,539,843	38,826,955	121,923,069	92,271,870
End of period	$13,478,537	$13,855,277	$46,370,100	$112,919,432	$85,442,536

Beginning units	486,067	782,496	2,002,404	3,527,051	3,813,070
Units issued	194,115	90,409	516,481	523,716	353,497
Units redeemed	(53,101)	(68,100)	(129,215)	(136,036)	(273,762)
Ending units	627,081	804,805	2,389,670	3,914,731	3,892,805

The accompanying notes are an integral part of these financial statements.
A64

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST BlackRock Global Strategies Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(570,075)	$(81,488)	$(225,706)	$(74,741)	$(408,281)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,847,269	641,377	1,226,105	149,898	3,145,521
Net change in unrealized appreciation (depreciation) on investments	(58,239,395)	(7,485,941)	(19,965,513)	(5,589,290)	(47,257,814)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(54,962,201)	(6,926,052)	(18,965,114)	(5,514,133)	(44,520,574)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	32,475,835	3,709,607	12,865,469	4,582,508	22,709,107
Policy loans	(4,348,340)	(319,121)	(419,765)	(91,611)	(2,858,261)
Policy loan repayments and interest	2,074,421	224,101	294,599	259,568	1,822,377
Surrenders, withdrawals and death benefits	(6,235,391)	(1,519,589)	(1,984,383)	(472,832)	(6,700,628)
Net transfers between other subaccounts
or fixed rate option	21,679,731	648,252	2,968,459	2,943,752	1,530,682
Miscellaneous transactions	11,256	26,737	(13,784)	(3,322)	16,862
Other charges	(17,604,442)	(2,198,371)	(6,210,188)	(2,168,393)	(10,861,363)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	28,053,070	571,616	7,500,407	5,049,670	5,658,776

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,909,131)	(6,354,436)	(11,464,707)	(464,463)	(38,861,798)

NET ASSETS
Beginning of period	327,236,137	44,127,178	101,220,981	31,125,503	258,423,667
End of period	$300,327,006	$37,772,742	$89,756,274	$30,661,040	$219,561,869

Beginning units	12,031,431	2,110,603	3,018,486	867,952	14,344,576
Units issued	1,813,591	253,050	561,508	200,294	1,154,142
Units redeemed	(628,883)	(220,873)	(295,746)	(40,212)	(794,309)
Ending units	13,216,139	2,142,780	3,284,248	1,028,034	14,704,409
The accompanying notes are an integral part of these financial statements.
A65

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Aggressive Growth ETF Portfolio (Class 2)	TOPS® Balanced ETF Portfolio (Class 2)	TOPS® Conservative ETF Portfolio (Class 2)	TOPS® Growth ETF Portfolio (Class 2)	TOPS® Moderate Growth ETF Portfolio (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$711,614	$643,925	$108,141	$923,629	$838,827
Capital gains distributions received	46,903	730,492	107,923	447,906	795,221
Net realized gain (loss) on shares redeemed	111,966	46,849	(3,228)	118,888	104,777
Net change in unrealized appreciation (depreciation) on investments	(12,001,303)	(6,940,524)	(739,265)	(12,373,284)	(10,143,810)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(11,130,820)	(5,519,258)	(526,429)	(10,882,861)	(8,404,985)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	14,513,384	9,812,145	1,091,266	16,713,899	10,761,726
Policy loans	(186,726)	(152,094)	(43,592)	(219,075)	(161,855)
Policy loan repayments and interest	163,371	61,199	12,179	77,820	50,595
Surrenders, withdrawals and death benefits	(613,241)	(279,276)	(39,760)	(965,806)	(283,100)
Net transfers between other subaccounts
or fixed rate option	8,718,191	2,990,227	1,679,429	10,377,138	3,718,026
Miscellaneous transactions	1,691	(5,701)	255	(13,313)	(4,867)
Other charges	(5,315,977)	(4,340,354)	(496,811)	(6,154,740)	(4,269,888)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	17,280,693	8,086,146	2,202,966	19,815,923	9,810,637

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,149,873	2,566,888	1,676,537	8,933,062	1,405,652

NET ASSETS
Beginning of period	65,191,791	46,494,809	5,280,213	68,477,951	61,343,466
End of period	$71,341,664	$49,061,697	$6,956,750	$77,411,013	$62,749,118

Beginning units	3,141,385	3,089,332	384,935	3,474,587	3,440,284
Units issued	1,106,222	801,840	203,093	1,404,323	788,438
Units redeemed	(147,938)	(218,905)	(43,887)	(281,323)	(179,711)
Ending units	4,099,669	3,672,267	544,141	4,597,587	4,049,011
The accompanying notes are an integral part of these financial statements.
A66

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	TOPS® Managed Risk Growth ETF Portfolio (Class 2)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$1,809,994	$1,962,567	$2,847,487	$325,311	$2,457,518
Capital gains distributions received	4,101,777	10,024,171	11,636,607	35,755,555	20,607,597
Net realized gain (loss) on shares redeemed	(44,303)	(164,556)	(68,171)	(372,943)	338,671
Net change in unrealized appreciation (depreciation) on investments	(7,071,372)	(15,354,711)	(17,128,648)	(128,298,500)	(61,998,699)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,203,904)	(3,532,529)	(2,712,725)	(92,590,577)	(38,594,913)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,205,948	3,202,503	2,497,571	49,386,933	32,783,241
Policy loans	(33,489)	(150,056)	(144,901)	(827,439)	(748,001)
Policy loan repayments and interest	66,727	36,927	25,384	387,183	400,672
Surrenders, withdrawals and death benefits	(48,738)	(127,419)	(85,160)	(2,557,428)	(1,712,569)
Net transfers between other subaccounts
or fixed rate option	583,989	1,236,321	324,571	36,729,490	18,813,982
Miscellaneous transactions	(409)	(1,202)	1,767	(30,737)	3,534
Other charges	(653,272)	(1,617,692)	(1,148,449)	(19,060,367)	(14,646,867)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,120,756	2,579,382	1,470,783	64,027,635	34,893,992

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,148)	(953,147)	(1,241,942)	(28,562,942)	(3,700,921)

NET ASSETS
Beginning of period	9,787,505	24,465,449	19,341,701	288,299,742	226,597,758
End of period	$9,704,357	$23,512,302	$18,099,759	$259,736,800	$222,896,837

Beginning units	600,452	1,382,802	1,097,280	8,236,550	8,609,558
Units issued	120,427	252,731	180,152	2,574,173	1,758,352
Units redeemed	(43,841)	(91,153)	(89,275)	(245,273)	(234,883)
Ending units	677,038	1,544,380	1,188,157	10,565,450	10,133,027

The accompanying notes are an integral part of these financial statements.
A67

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	American Funds IS International Fund (Class 2)	Fidelity® VIP Contrafund® Portfolio (Service Class 2)	Fidelity® VIP Mid Cap Portfolio (Service Class 2)	Franklin Income VIP Fund (Class 2)	Franklin Mutual Shares VIP Fund (Class 2)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$1,656,551	$49,519	$62,804	$1,312,176	$67,545
Capital gains distributions received	13,829,325	4,483,650	5,207,311	559,243	463,622
Net realized gain (loss) on shares redeemed	(494,044)	18,133	(128,757)	3,044	(24,359)
Net change in unrealized appreciation (depreciation) on investments	(39,074,837)	(32,694,294)	(17,239,640)	(3,528,694)	(854,910)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(24,083,005)	(28,142,992)	(12,098,282)	(1,654,231)	(348,102)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	18,261,299	11,993,964	12,205,229	4,006,111	—
Policy loans	(302,267)	(489,265)	(320,522)	(68,128)	(679)
Policy loan repayments and interest	158,580	169,853	127,595	33,236	—
Surrenders, withdrawals and death benefits	(502,248)	(691,549)	(679,456)	(219,691)	(73,822)
Net transfers between other subaccounts
or fixed rate option	9,150,658	4,215,091	7,354,333	2,040,238	(71,065)
Miscellaneous transactions	3,820	37,611	7,386	836	(772)
Other charges	(6,460,544)	(5,827,743)	(5,290,845)	(2,210,971)	(147,068)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	20,309,298	9,407,962	13,403,720	3,581,631	(293,406)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,773,707)	(18,735,030)	1,305,438	1,927,400	(641,508)

NET ASSETS
Beginning of period	109,924,429	103,144,465	77,835,292	27,962,944	4,675,084
End of period	$106,150,722	$84,409,435	$79,140,730	$29,890,344	$4,033,576

Beginning units	7,610,909	3,894,059	3,832,548	1,889,876	317,095
Units issued	1,931,048	583,850	871,419	326,256	3
Units redeemed	(251,021)	(130,244)	(136,793)	(73,877)	(20,922)
Ending units	9,290,936	4,347,665	4,567,174	2,142,255	296,176

The accompanying notes are an integral part of these financial statements.
A68

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Templeton Growth VIP Fund (Class 2)	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	MFS® Total Return Bond Series (Initial Class)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$(6,925)	$20,808	$79,229	$178,965	$1,891,347
Capital gains distributions received	—	444,169	662,043	1,346,823	869,312
Net realized gain (loss) on shares redeemed	(115,964)	(8,255)	47,991	42,765	(249,676)
Net change in unrealized appreciation (depreciation) on investments	(1,182,564)	(1,035,379)	(3,406,055)	(2,760,845)	(13,691,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,305,453)	(578,657)	(2,616,792)	(1,192,292)	(11,180,193)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,155,033	411,900	1,016,829	1,374,999	11,858,444
Policy loans	(19,486)	(47,823)	(115,855)	(102,410)	(162,828)
Policy loan repayments and interest	17,710	8,975	31,825	121,174	274,922
Surrenders, withdrawals and death benefits	(186,089)	(54,781)	(536,847)	(366,698)	(950,300)
Net transfers between other subaccounts
or fixed rate option	(178,713)	(5,804)	(142,038)	669,859	4,366,927
Miscellaneous transactions	2,265	2,289	4,579	(2,893)	142
Other charges	(836,470)	(98,622)	(351,507)	(412,701)	(6,262,837)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(45,750)	216,134	(93,014)	1,281,330	9,124,470

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,351,203)	(362,523)	(2,709,806)	89,038	(2,055,723)

NET ASSETS
Beginning of period	10,883,514	3,684,363	13,573,799	12,561,467	76,354,705
End of period	$9,532,311	$3,321,840	$10,863,993	$12,650,505	$74,298,982

Beginning units	872,720	145,656	407,787	449,245	6,140,096
Units issued	77,814	17,753	28,278	71,528	1,032,815
Units redeemed	(85,648)	(7,838)	(31,732)	(22,280)	(212,303)
Ending units	864,886	155,571	404,333	498,493	6,960,608
The accompanying notes are an integral part of these financial statements.
A69

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	MFS® Value Series (Initial Class)	Invesco V.I. Growth and Income Fund (Series I)	Fidelity® VIP Index 500 Portfolio (Service Class 2)	American Funds IS Washington Mutual Investors Fund (Class 2)	AST International Value Portfolio
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$673,141	$549,155	$3,411,240	$967,318	$(153,591)
Capital gains distributions received	3,413,269	3,659,698	2,452,275	11,589,125	—
Net realized gain (loss) on shares redeemed	149,037	128,210	2,206,029	(59,508)	179,373
Net change in unrealized appreciation (depreciation) on investments	(7,619,170)	(6,662,054)	(77,860,409)	(16,777,419)	(7,858,534)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(3,383,723)	(2,324,991)	(69,790,865)	(4,280,484)	(7,832,752)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,284,685	3,585,975	52,263,182	8,429,502	7,372,785
Policy loans	(208,137)	(73,847)	(585,401)	(142,818)	(533,135)
Policy loan repayments and interest	75,441	33,695	456,528	46,264	481,452
Surrenders, withdrawals and death benefits	(346,164)	(316,608)	(3,542,159)	(193,782)	(1,246,718)
Net transfers between other subaccounts
or fixed rate option	3,479,913	1,310,891	23,407,003	8,418,539	4,988,641
Miscellaneous transactions	207	566	(41,438)	(8)	(3,129)
Other charges	(3,994,428)	(2,347,612)	(23,270,022)	(3,812,048)	(3,174,524)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	7,291,517	2,193,060	48,687,693	12,745,649	7,885,372

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,907,794	(131,931)	(21,103,172)	8,465,165	52,620

NET ASSETS
Beginning of period	57,368,689	38,685,863	363,135,190	50,182,096	76,479,455
End of period	$61,276,483	$38,553,932	$342,032,018	$58,647,261	$76,532,075

Beginning units	2,838,322	1,938,154	12,945,405	2,219,118	6,331,439
Units issued	482,768	187,716	2,435,521	715,210	1,070,949
Units redeemed	(88,204)	(71,336)	(397,745)	(94,340)	(338,742)
Ending units	3,232,886	2,054,534	14,983,181	2,839,988	7,063,646
The accompanying notes are an integral part of these financial statements.
A70

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

	SUBACCOUNTS
	Calvert VP EAFE International Index Portfolio (Class F)	Calvert VP Nasdaq 100 Index Portfolio (Class F)	Calvert VP S&P MidCap 400® Index Portfolio (Class F)	AST Global Bond Portfolio	Invesco V.I. Equity and Income Fund (Series I)
	1/1/2022	1/1/2022	1/1/2022	1/1/2022	1/1/2022
	to	to	to	to	to
	12/31/2022	12/31/2022	12/31/2022	12/31/2022	12/31/2022

OPERATIONS
Net investment income (loss)	$347,950	$(8,384)	$174,062	$(32,984)	$780
Capital gains distributions received	—	2,007,846	2,526,225	—	6,707
Net realized gain (loss) on shares redeemed	(90,091)	(84,205)	8,477	(108,229)	(38)
Net change in unrealized appreciation (depreciation) on investments	(1,584,934)	(16,986,440)	(5,656,978)	(2,057,786)	(11,425)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(1,327,075)	(15,071,183)	(2,948,214)	(2,198,999)	(3,976)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,493,716	8,905,753	4,857,023	3,070,260	2,310
Policy loans	(34,991)	(112,198)	(103,659)	(63,671)	—
Policy loan repayments and interest	6,881	47,806	51,510	42,461	—
Surrenders, withdrawals and death benefits	(47,393)	(128,627)	(75,733)	(179,377)	—
Net transfers between other subaccounts
or fixed rate option	1,133,763	7,305,208	4,180,122	508,674	—
Miscellaneous transactions	4,956	(17,082)	838	(75)	—
Other charges	(862,631)	(3,387,839)	(1,766,941)	(1,171,086)	(454)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,694,301	12,613,021	7,143,160	2,207,186	1,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,367,226	(2,458,162)	4,194,946	8,187	(2,120)

NET ASSETS
Beginning of period	10,325,805	40,599,383	20,470,072	17,018,060	51,580
End of period	$11,693,031	$38,141,221	$24,665,018	$17,026,247	$49,460

Beginning units	806,793	1,845,828	1,406,260	1,715,533	4,916
Units issued	417,774	828,200	610,192	384,249	238
Units redeemed	(150,392)	(81,338)	(57,140)	(141,319)	(47)
Ending units	1,074,175	2,592,690	1,959,312	1,958,463	5,107
The accompanying notes are an integral part of these financial statements.
A71

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2022

SUBACCOUNT
AST Core Fixed Income Portfolio
2/11/2022*
to
12/31/2022

OPERATIONS
Net investment income (loss)	$(212,600)
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	(891,571)
Net change in unrealized appreciation (depreciation) on investments	(13,272,723)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(14,376,894)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,612,716
Policy loans	(786,697)
Policy loan repayments and interest	688,972
Surrenders, withdrawals and death benefits	(1,864,081)
Net transfers between other subaccounts
or fixed rate option	114,500,573
Miscellaneous transactions	3,176
Other charges	(6,233,791)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	119,920,868

TOTAL INCREASE (DECREASE) IN NET ASSETS	105,543,974

NET ASSETS
Beginning of period	—
End of period	$105,543,974

Beginning units	—
Units issued	13,275,484
Units redeemed	(1,289,225)
Ending units	11,986,259

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A72

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2023

Note 1:    General

Pruco Life Variable Universal Account (the “Account”) was established under the laws of the State of Arizona on April 17, 1989 as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life. Proceeds from purchases of the variable universal life insurance contracts listed below (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

MPremierSM VUL (“MPVUL”)	PruLife® SVUL Protector® ("SVULP") (Base, 2020, 2021)
M PremierSM VUL Protector® (“MPVULP”)	PruSelectSM I ("CVUL1")
Prudential FlexGuard® Life IVUL ("IVUL")	PruSelectSM II ("CVUL2")
PruLife® Advisor Select ("VULPAS")	PruSelectSM III ("PS3")
PruLife® Custom Premier (“PCP”)	Survivorship Variable Universal Life (“SVUL2”)
PruLife® Custom Premier II ("PCP2") (Base, 2014, 2015, 2019, 2023)	VUL Protector® ("VULP") (Base, 2014, 2015, 2018, 2021)

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the contracts. The contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Government Money Market Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)
PSF PGIM Jennison Blend Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)
PSF PGIM Jennison Value Portfolio (Class I)
PSF PGIM High Yield Bond Portfolio (Class I)
PSF Natural Resources Portfolio (Class I)
PSF Stock Index Portfolio (Class I)
PSF Global Portfolio (Class I)
PSF PGIM Government Income Portfolio (Class I)
PSF PGIM Jennison Growth Portfolio (Class I)
PSF Small-Cap Stock Index Portfolio (Class I)
T. Rowe Price International Stock Portfolio
Janus Henderson VIT Research Portfolio (Institutional Shares)
MFS® Growth Series (Initial Class)
American Century VP Value Fund (Class I)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)
A73

Note 1:    General (continued)

American Century VP Disciplined Core Value Fund (Class I)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
PSF Small-Cap Value Portfolio (Class I)***
PSF PGIM Jennison Focused Blend Portfolio (Class I)***
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
Invesco V.I. Technology Fund (Series I)
Janus Henderson VIT Enterprise Portfolio (Service Shares)
Janus Henderson VIT Balanced Portfolio (Service Shares)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
Janus Henderson VIT Research Portfolio (Service Shares)
PSF Mid-Cap Growth Portfolio (Class I)
Janus Henderson VIT Overseas Portfolio (Service Shares)
PSF International Growth Portfolio (Class I)***
M Large Cap Growth Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Value Fund
ProFund VP Asia 30
ProFund VP Materials (formerly ProFund VP Basic Materials)
ProFund VP Biotechnology
ProFund VP UltraBull*
ProFund VP Consumer Discretionary (formerly ProFund VP Consumer Services)
ProFund VP Energy (formerly ProFund VP Oil & Gas)
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Japan
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Government Money Market
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Technology
ProFund VP Communication Services (formerly ProFund VP Telecommunications)
ProFund VP U.S. Government Plus
ProFund VP UltraMid-Cap**
ProFund VP UltraNASDAQ-100*
ProFund VP UltraSmall-Cap**
ProFund VP Bull
A74

Note 1:    General (continued)

ProFund VP Utilities
AST Large-Cap Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Tactical Preservation Portfolio
AST Small-Cap Value Portfolio
AST Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio****
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio***
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
American Century VP Mid Cap Value Fund (Class I)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
MFS® Utilities Series (Initial Class)
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio***
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST BlackRock Global Strategies Portfolio***
TOPS® Aggressive Growth ETF Portfolio (Class 2)
TOPS® Balanced ETF Portfolio (Class 2)
TOPS® Conservative ETF Portfolio (Class 2)
TOPS® Growth ETF Portfolio (Class 2)
TOPS® Moderate Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
TOPS® Managed Risk Growth ETF Portfolio (Class 2)
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
American Funds IS Growth Fund (Class 2)
American Funds IS Growth-Income Fund (Class 2)
American Funds IS International Fund (Class 2)
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Mid Cap Portfolio (Service Class 2)
Franklin Income VIP Fund (Class 2)
Franklin Mutual Shares VIP Fund (Class 2)
Templeton Growth VIP Fund (Class 2)
Hartford Capital Appreciation HLS Fund (Class IB)
Hartford Disciplined Equity HLS Fund (Class IB)
Hartford Dividend and Growth HLS Fund (Class IB)
MFS® Total Return Bond Series (Initial Class)
MFS® Value Series (Initial Class)
A75

Note 1:    General (continued)

Invesco V.I. Growth and Income Fund (Series I)
Fidelity® VIP Index 500 Portfolio (Service Class 2)
American Funds IS Washington Mutual Investors Fund (Class 2)
AST International Value Portfolio***
Calvert VP EAFE International Index Portfolio (Class F)
Calvert VP Nasdaq 100 Index Portfolio (Class F)
Calvert VP S&P MidCap 400® Index Portfolio (Class F)
AST Global Bond Portfolio
Invesco V.I. Equity and Income Fund (Series I)
AST Core Fixed Income Portfolio
AST International Equity Portfolio (formerly AST International Growth Portfolio)
ProFund VP Banks**
ProFund VP Bear**
ProFund VP Consumer Staples** (formerly ProFund VP Consumer Goods)
ProFund VP Industrials**
ProFund VP Internet**
ProFund VP Rising Rates Opportunity**
ProFund VP Semiconductor**
ProFund VP Short NASDAQ-100**
ProFund VP Short Small-Cap**
ProFund VP Small-Cap Value**
Franklin Small Cap Value VIP Fund (Class 2)**
Templeton Global Bond VIP Fund (Class 2)**
Franklin Rising Dividends VIP Fund (Class 2)**
MFS® Investors Trust Series (Service Class)**
MFS® New Discovery Series (Service Class)**
MFS® Total Return Bond Series (Service Class)**
MFS® Total Return Series (Service Class)**
MFS® Utilities Series (Service Class)**
MFS® Value Series (Service Class)**
ClearBridge Variable Mid Cap Portfolio (Class II)**
Franklin Global Real Estate VIP Fund (Class 2)**
Western Asset Core Plus VIT Portfolio (Class II)**
T. Rowe Price Blue Chip Growth Portfolio (Class II)**
T. Rowe Price Equity Income Portfolio (Class II)**
T. Rowe Price Health Sciences Portfolio (Class II)**
T. Rowe Price Limited-Term Bond Portfolio (Class II)**
T. Rowe Price Mid-Cap Growth Portfolio (Class II)**

A76

Note 1:    General (continued)

*	Subaccount was available for investment but had no assets as of December 31, 2023.
**	Subaccount was available for investment but had no assets as of December 31, 2023, and had no activity during 2023.
***	Subaccount merged during the period ended December 31, 2023.
****	On December 8, 2023, the PSF Natural Resources Portfolio (Class I) substituted the AST T. Rowe Price Natural Resources Portfolio as an investment option.

The following table sets forth the dates at which mergers took place in the Account. The transfers from the removed subaccounts to the surviving subaccounts for the period ended December 31, 2023 are reflected in the Statements of Changes in Net Assets as net transfers between subaccounts and purchases and sales in Note 5.

Merger Date	Removed Portfolio	Surviving Portfolio
January 20, 2023	AST BlackRock Global Strategies Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
February 24, 2023	AST Wellington Management Hedged Equity Portfolio	AST Prudential Growth Allocation Portfolio
March 10, 2023	AST International Value Portfolio	AST International Equity Portfolio
March 10, 2023	AST J.P. Morgan International Equity Portfolio	AST International Equity Portfolio
March 10, 2023	PSF International Growth Portfolio (Class I)	AST International Equity Portfolio
June 9, 2023	PSF Small-Cap Value Portfolio (Class I)	PSF Small-Cap Stock Index Portfolio (Class I)
December 8, 2023	PSF PGIM Jennison Focused Blend Portfolio (Class I)	PSF PGIM Jennison Blend Portfolio (Class I)

New sales of certain products which invest in the Account have been discontinued. However, premium payments made by contract owners will continue to be received by the Account, subject to the rules of the products and any optional benefits, if elected.

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investments in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the average cost method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

A77

Note 3:    Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2023, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2023 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$443,272,216	$425,337,758
PSF PGIM Total Return Bond Portfolio (Class I)	65,144,147	22,114,328
PSF PGIM Jennison Blend Portfolio (Class I)	66,709,654	21,162,047
PSF PGIM Flexible Managed Portfolio (Class I)	29,287,910	14,007,474
PSF PGIM 50/50 Balanced Portfolio (Class I)	33,186,823	14,024,420
PSF PGIM Jennison Value Portfolio (Class I)	44,377,347	30,174,310
PSF PGIM High Yield Bond Portfolio (Class I)	26,501,387	9,019,770
PSF Natural Resources Portfolio (Class I)	26,122,647	5,346,832
PSF Stock Index Portfolio (Class I)	302,123,968	96,887,683
PSF Global Portfolio (Class I)	22,990,325	7,738,995
PSF PGIM Government Income Portfolio (Class I)	585,610	22,869,070
PSF PGIM Jennison Growth Portfolio (Class I)	47,237,552	27,936,697
PSF Small-Cap Stock Index Portfolio (Class I)	233,719,632	17,630,505
T. Rowe Price International Stock Portfolio	1,566,370	1,717,653
Janus Henderson VIT Research Portfolio (Institutional Shares)	210,885	236,410
A78

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
MFS® Growth Series (Initial Class)	$301,088	$620,939
American Century VP Value Fund (Class I)	119,280	1,601,102
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	27,868	69,272
American Century VP Disciplined Core Value Fund (Class I)	16,866	284,412
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)	1,012,970	593,685
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)	17,380	1,155,639
PSF Small-Cap Value Portfolio (Class I)	16,492,460	205,036,806
PSF PGIM Jennison Focused Blend Portfolio (Class I)	4,050,410	44,418,613
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)	78,118	194,630
Invesco V.I. Technology Fund (Series I)	2	7,915
Janus Henderson VIT Enterprise Portfolio (Service Shares)	14,308	117,585
Janus Henderson VIT Balanced Portfolio (Service Shares)	167	1,311
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	—	12,082
Janus Henderson VIT Research Portfolio (Service Shares)	403,563	460,583
PSF Mid-Cap Growth Portfolio (Class I)	27,111,343	11,495,966
Janus Henderson VIT Overseas Portfolio (Service Shares)	2,630,154	920,238
PSF International Growth Portfolio (Class I)	621,644	41,577,559
M Large Cap Growth Fund	2,037,587	621,610
M Capital Appreciation Fund	265,189	538,103
M International Equity Fund	385,776	555,568
M Large Cap Value Fund	365,780	564,426
ProFund VP Asia 30	216	55
ProFund VP Materials	75	33
ProFund VP Biotechnology	75	486
ProFund VP UltraBull	6,829,836	6,783,674
ProFund VP Consumer Discretionary	—	575
ProFund VP Energy	—	64
ProFund VP Europe 30	706	349
ProFund VP Financials	75	35
ProFund VP Health Care	75	651
ProFund VP Japan	287	186
ProFund VP Mid-Cap Growth	150	71
ProFund VP Mid-Cap Value	150	72
ProFund VP Government Money Market	25,230,562	27,591,546
ProFund VP NASDAQ-100	2,135,937	2,131,200
ProFund VP Pharmaceuticals	75	30
ProFund VP Precious Metals	—	46
ProFund VP Real Estate	—	190
ProFund VP Small-Cap	—	597
ProFund VP Small-Cap Growth	882	330
A79

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
ProFund VP Technology	$75	$66
ProFund VP Communication Services	75	26
ProFund VP U.S. Government Plus	706	141
ProFund VP UltraMid-Cap	—	—
ProFund VP UltraNASDAQ-100	2,728,619	2,761,371
ProFund VP UltraSmall-Cap	—	—
ProFund VP Bull	24,907,053	22,516,114
ProFund VP Utilities	75	32
AST Large-Cap Growth Portfolio	85,696,398	42,267,489
AST Cohen & Steers Realty Portfolio	5,115,294	3,657,499
AST J.P. Morgan Tactical Preservation Portfolio	248,189,912	18,793,261
AST Small-Cap Value Portfolio	7,602,744	5,077,824
AST Mid-Cap Growth Portfolio	18,932,705	8,140,865
AST Large-Cap Value Portfolio	38,683,106	15,501,003
AST Small-Cap Growth Portfolio	11,061,020	5,062,603
AST T. Rowe Price Natural Resources Portfolio	1,949,440	25,340,265
AST MFS Global Equity Portfolio	21,565,443	7,153,485
AST J.P. Morgan International Equity Portfolio	7,105,098	96,033,647
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	3,425,656	893,351
American Century VP Mid Cap Value Fund (Class I)	1,052,311	1,161,123
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)	5,490,645	1,361,718
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)	5,635,945	1,328,291
MFS® Utilities Series (Initial Class)	30,924,482	23,154,214
AST T. Rowe Price Asset Allocation Portfolio	27,656,401	15,043,316
AST Wellington Management Hedged Equity Portfolio	958,839	87,120,782
AST Balanced Asset Allocation Portfolio	32,029,023	16,589,813
AST Preservation Asset Allocation Portfolio	6,311,673	4,646,719
AST Prudential Growth Allocation Portfolio	109,107,004	12,525,236
AST Advanced Strategies Portfolio	4,082,592	1,523,862
AST BlackRock Global Strategies Portfolio	856,059	227,842,536
TOPS® Aggressive Growth ETF Portfolio (Class 2)	23,828,989	4,583,107
TOPS® Balanced ETF Portfolio (Class 2)	15,801,528	5,205,926
TOPS® Conservative ETF Portfolio (Class 2)	4,708,256	801,334
TOPS® Growth ETF Portfolio (Class 2)	27,474,343	5,062,513
TOPS® Moderate Growth ETF Portfolio (Class 2)	13,786,242	13,375,596
TOPS® Managed Risk Balanced ETF Portfolio (Class 2)	2,562,984	1,243,836
TOPS® Managed Risk Growth ETF Portfolio (Class 2)	5,353,956	1,925,689
TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)	2,776,981	1,490,205
American Funds IS Growth Fund (Class 2)	93,260,961	24,725,979
American Funds IS Growth-Income Fund (Class 2)	58,366,162	18,166,906
A80

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
American Funds IS International Fund (Class 2)	$23,516,802	$5,710,633
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	15,341,885	6,004,410
Fidelity® VIP Mid Cap Portfolio (Service Class 2)	24,980,613	11,215,725
Franklin Income VIP Fund (Class 2)	5,349,119	1,571,669
Franklin Mutual Shares VIP Fund (Class 2)	2	167,140
Templeton Growth VIP Fund (Class 2)	39,193	1,036,864
Hartford Capital Appreciation HLS Fund (Class IB)	338,142	222,478
Hartford Disciplined Equity HLS Fund (Class IB)	6,066,862	5,899,697
Hartford Dividend and Growth HLS Fund (Class IB)	7,964,168	7,699,239
MFS® Total Return Bond Series (Initial Class)	14,593,584	2,142,976
MFS® Value Series (Initial Class)	10,694,505	2,804,528
Invesco V.I. Growth and Income Fund (Series I)	4,078,475	1,133,232
Fidelity® VIP Index 500 Portfolio (Service Class 2)	71,410,399	13,991,581
American Funds IS Washington Mutual Investors Fund (Class 2)	17,679,998	3,279,219
AST International Value Portfolio	3,473,114	85,518,731
Calvert VP EAFE International Index Portfolio (Class F)	11,373,571	1,655,255
Calvert VP Nasdaq 100 Index Portfolio (Class F)	18,569,669	3,513,343
Calvert VP S&P MidCap 400® Index Portfolio (Class F)	12,378,880	4,712,958
AST Global Bond Portfolio	4,960,159	1,012,005
Invesco V.I. Equity and Income Fund (Series I)	3,183	533
AST Core Fixed Income Portfolio	23,596,047	10,463,127
AST International Equity Portfolio	233,892,978	8,344,027

Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments LLC ("PGIM Investments"), and the Advanced Series Trust has entered into a management agreement with PGIM Investments and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together, the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers have entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the
A81

Note 6:    Related Party Transactions (continued)
distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees of the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

Pruco Life sells a number of variable life insurance products that are funded through the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Pruco Life and funded through the Account. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the ranges. The summary may not reflect the minimum and maximum contract charges as contract owners may not have selected all available contract options offered by Pruco Life.
A82

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I)
December 31, 2023	112,463	$1.18	to	$13.12	$372,156	4.77%	0.00%	to	0.90%	3.93%	to	4.88%
December 31, 2022	113,458	$1.13	to	$12.51	$337,473	1.43%	0.00%	to	0.90%	0.45%	to	1.39%
December 31, 2021	98,106	$1.13	to	$12.34	$288,932	0.04%	0.00%	to	0.90%	-0.87%	to	0.04%
December 31, 2020	111,728	$1.14	to	$12.33	$349,363	0.24%	0.00%	to	0.90%	-0.62%	to	0.30%
December 31, 2019	93,850	$1.14	to	$12.29	$208,171	1.89%	0.00%	to	0.90%	0.25%	to	1.92%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2023	74,472	$2.40	to	$24.27	$372,904	0.00%	0.00%	to	0.90%	6.32%	to	7.27%
December 31, 2022	65,073	$2.24	to	$22.62	$305,675	0.00%	0.00%	to	0.90%	-15.57%	to	-14.81%
December 31, 2021	59,896	$2.64	to	$26.55	$330,873	0.00%	0.00%	to	0.90%	-1.64%	to	2.11%
December 31, 2020	57,023	$2.66	to	$26.76	$298,258	0.00%	0.00%	to	0.90%	4.85%	to	8.45%
December 31, 2019	45,749	$2.45	to	$24.67	$210,514	0.00%	0.00%	to	0.90%	0.43%	to	10.90%

	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2023	34,656	$4.51	to	$59.46	$250,082	0.00%	0.00%	to	0.90%	31.34%	to	32.52%
December 31, 2022	29,401	$3.43	to	$44.87	$152,811	0.00%	0.00%	to	0.90%	-25.77%	to	-25.10%
December 31, 2021	28,946	$4.63	to	$59.91	$197,204	0.00%	0.00%	to	0.90%	4.05%	to	20.36%
December 31, 2020	29,185	$3.88	to	$49.77	$162,375	0.00%	0.00%	to	0.90%	27.85%	to	29.85%
December 31, 2019	29,364	$3.03	to	$38.59	$119,101	0.00%	0.00%	to	0.90%	9.52%	to	28.89%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2023	4,994	$3.38	to	$39.18	$158,842	0.00%	0.20%	to	0.90%	16.88%	to	17.69%
December 31, 2022	4,586	$2.89	to	$33.31	$120,725	0.00%	0.20%	to	0.90%	-15.46%	to	-14.87%
December 31, 2021	4,216	$3.42	to	$39.14	$127,334	0.00%	0.20%	to	0.90%	3.15%	to	17.13%
December 31, 2020	3,570	$2.94	to	$33.44	$86,513	0.00%	0.20%	to	0.90%	8.61%	to	12.99%
December 31, 2019	3,032	$2.71	to	$30.59	$61,370	0.00%	0.20%	to	0.90%	6.03%	to	19.63%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2023	6,428	$3.03	to	$33.33	$144,729	0.00%	0.10%	to	0.90%	14.43%	to	15.34%
December 31, 2022	5,452	$2.65	to	$28.94	$107,458	0.00%	0.10%	to	0.90%	-15.45%	to	-14.78%
December 31, 2021	3,896	$3.14	to	$34.01	$95,392	0.00%	0.10%	to	0.90%	3.05%	to	13.26%
December 31, 2020	3,071	$2.79	to	$30.08	$62,477	0.00%	0.10%	to	0.90%	10.44%	to	12.36%
December 31, 2019	2,420	$2.53	to	$27.06	$38,402	0.00%	0.10%	to	0.90%	8.57%	to	18.25%

	PSF PGIM Jennison Value Portfolio (Class I)
December 31, 2023	8,579	$4.50	to	$31.64	$181,114	0.00%	0.00%	to	0.90%	14.18%	to	15.20%
December 31, 2022	7,800	$3.94	to	$27.47	$143,905	0.00%	0.00%	to	0.90%	-8.71%	to	-7.89%
December 31, 2021	7,232	$4.31	to	$29.82	$144,825	0.00%	0.00%	to	0.90%	4.77%	to	27.79%
December 31, 2020	6,725	$3.41	to	$23.34	$104,186	0.00%	0.00%	to	0.90%	2.66%	to	20.80%
December 31, 2019	6,248	$3.32	to	$22.53	$91,589	0.00%	0.00%	to	0.90%	8.25%	to	26.06%

	PSF PGIM High Yield Bond Portfolio (Class I)
December 31, 2023	23,830	$3.44	to	$36.27	$149,738	0.00%	0.00%	to	0.90%	10.83%	to	11.82%
December 31, 2022	20,937	$3.10	to	$32.43	$117,130	0.00%	0.00%	to	0.90%	-12.04%	to	-11.24%
December 31, 2021	19,448	$3.53	to	$36.54	$120,644	0.00%	0.00%	to	0.90%	1.89%	to	7.93%
December 31, 2020	17,414	$3.30	to	$33.86	$94,004	0.00%	0.00%	to	0.90%	6.14%	to	10.80%
December 31, 2019	16,284	$3.11	to	$31.61	$75,939	0.00%	0.00%	to	0.90%	3.54%	to	16.33%

A83

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF Natural Resources Portfolio (Class I)
December 31, 2023	4,944	$9.79	to	$17.60	$48,452	0.00%	0.00%	to	0.60%	1.38%	to	1.98%
December 31, 2022	2,708	$9.61	to	$17.30	$26,221	0.00%	0.00%	to	0.46%	21.46%	to	22.04%
December 31, 2021	2,582	$7.88	to	$14.21	$20,534	0.00%	0.00%	to	0.60%	24.76%	to	25.50%
December 31, 2020	2,511	$6.28	to	$11.35	$15,934	0.00%	0.00%	to	0.60%	11.61%	to	12.28%
December 31, 2019	2,238	$5.60	to	$10.13	$12,686	0.00%	0.00%	to	0.60%	-4.77%	to	10.69%

	PSF Stock Index Portfolio (Class I)
December 31, 2023	174,438	$3.97	to	$62.40	$2,069,419	0.00%	0.00%	to	0.90%	24.80%	to	25.92%
December 31, 2022	160,745	$3.18	to	$49.55	$1,462,645	0.00%	0.00%	to	0.90%	-19.07%	to	-18.34%
December 31, 2021	145,474	$3.93	to	$60.68	$1,570,960	0.00%	0.00%	to	0.90%	6.73%	to	28.28%
December 31, 2020	133,625	$3.09	to	$47.30	$1,016,539	0.00%	0.00%	to	0.90%	17.02%	to	23.19%
December 31, 2019	136,306	$2.64	to	$40.06	$778,614	0.00%	0.00%	to	0.90%	9.26%	to	31.07%

	PSF Global Portfolio (Class I)
December 31, 2023	17,690	$2.45	to	$45.69	$123,800	0.00%	0.00%	to	0.90%	18.53%	to	19.59%
December 31, 2022	16,135	$2.07	to	$38.21	$89,445	0.00%	0.00%	to	0.90%	-19.52%	to	-18.80%
December 31, 2021	14,927	$2.57	to	$47.05	$96,776	0.00%	0.00%	to	0.90%	0.83%	to	18.23%
December 31, 2020	13,918	$2.20	to	$39.80	$67,125	0.00%	0.00%	to	0.90%	14.80%	to	24.28%
December 31, 2019	12,735	$1.91	to	$34.36	$47,096	0.00%	0.00%	to	0.90%	8.90%	to	30.39%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2023	10,713	$4.04	to	$4.04	$43,256	0.00%	0.60%	to	0.60%	4.47%	to	4.47%
December 31, 2022	16,291	$3.86	to	$3.86	$62,964	0.00%	0.60%	to	0.60%	-13.97%	to	-13.97%
December 31, 2021	17,032	$4.49	to	$4.49	$76,513	0.00%	0.60%	to	0.60%	-3.75%	to	-3.75%
December 31, 2020	17,434	$4.67	to	$4.67	$81,370	0.00%	0.60%	to	0.60%	6.52%	to	6.52%
December 31, 2019	18,312	$4.38	to	$4.38	$80,236	0.00%	0.60%	to	0.60%	5.98%	to	5.98%

	PSF PGIM Jennison Growth Portfolio (Class I)
December 31, 2023	43,189	$4.21	to	$90.92	$459,897	0.00%	0.00%	to	0.90%	52.14%	to	53.51%
December 31, 2022	42,349	$2.77	to	$59.23	$284,485	0.00%	0.00%	to	0.90%	-38.16%	to	-37.60%
December 31, 2021	41,064	$4.47	to	$94.92	$416,598	0.00%	0.00%	to	0.90%	1.84%	to	16.01%
December 31, 2020	39,930	$3.89	to	$81.82	$321,969	0.00%	0.00%	to	0.90%	36.86%	to	56.20%
December 31, 2019	39,457	$2.51	to	$52.38	$191,099	0.00%	0.00%	to	0.90%	10.77%	to	33.34%

	PSF Small-Cap Stock Index Portfolio (Class I)
December 31, 2023	13,848	$10.98	to	$41.45	$307,197	0.00%	0.00%	to	0.90%	10.24%	to	15.74%
December 31, 2022	3,398	$12.29	to	$35.81	$58,927	0.00%	0.00%	to	0.60%	-16.87%	to	-16.37%
December 31, 2021	3,336	$14.79	to	$42.83	$65,889	0.00%	0.00%	to	0.60%	25.59%	to	26.34%
December 31, 2020	3,403	$11.78	to	$33.90	$51,426	0.00%	0.00%	to	0.60%	10.33%	to	10.99%
December 31, 2019	3,680	$10.67	to	$30.54	$48,064	0.00%	0.00%	to	0.60%	6.62%	to	22.42%

	T. Rowe Price International Stock Portfolio
December 31, 2023	16,316	$1.75	to	$2.30	$36,857	1.03%	0.20%	to	0.90%	15.21%	to	16.01%
December 31, 2022	16,270	$1.52	to	$1.99	$31,804	0.78%	0.20%	to	0.90%	-16.56%	to	-15.98%
December 31, 2021	16,495	$1.82	to	$2.37	$38,506	0.58%	0.20%	to	0.90%	0.42%	to	1.12%
December 31, 2020	17,037	$1.81	to	$2.36	$39,549	0.58%	0.20%	to	0.90%	13.43%	to	14.22%
December 31, 2019	19,186	$1.60	to	$2.07	$39,232	2.37%	0.20%	to	0.90%	26.63%	to	27.52%

	Janus Henderson VIT Research Portfolio (Institutional Shares)
December 31, 2023	1,325	$3.10	to	$4.33	$4,201	0.14%	0.60%	to	0.90%	41.90%	to	42.32%
December 31, 2022	1,314	$2.18	to	$3.04	$2,954	0.71%	0.20%	to	0.90%	-30.52%	to	-30.03%
December 31, 2021	1,359	$3.14	to	$4.37	$4,418	0.10%	0.20%	to	0.90%	19.26%	to	20.10%
December 31, 2020	1,394	$2.64	to	$3.65	$3,797	0.54%	0.20%	to	0.90%	31.77%	to	32.69%
December 31, 2019	1,561	$2.00	to	$2.76	$3,262	0.46%	0.20%	to	0.90%	34.31%	to	35.25%
A84

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Growth Series (Initial Class)
December 31, 2023	1,629	$3.36	to	$5.71	$7,650	0.00%	0.20%	to	0.90%	34.66%	to	35.59%
December 31, 2022	1,689	$2.49	to	$4.23	$5,895	0.00%	0.20%	to	0.90%	-32.24%	to	-31.77%
December 31, 2021	1,992	$3.68	to	$6.22	$10,049	0.00%	0.20%	to	0.90%	22.43%	to	23.29%
December 31, 2020	2,148	$3.00	to	$5.07	$8,689	0.00%	0.20%	to	0.90%	30.69%	to	31.59%
December 31, 2019	2,071	$2.30	to	$3.87	$6,383	0.00%	0.20%	to	0.90%	36.92%	to	37.87%

	American Century VP Value Fund (Class I)
December 31, 2023	864	$5.34	to	$6.46	$5,015	2.38%	0.20%	to	0.90%	8.13%	to	8.88%
December 31, 2022	1,159	$4.92	to	$5.93	$6,091	2.08%	0.20%	to	0.90%	-0.35%	to	0.34%
December 31, 2021	1,271	$4.93	to	$5.91	$6,741	1.76%	0.20%	to	0.90%	23.40%	to	24.26%
December 31, 2020	1,261	$3.98	to	$4.76	$5,385	2.33%	0.20%	to	0.90%	0.08%	to	0.78%
December 31, 2019	1,505	$3.96	to	$4.72	$6,412	2.12%	0.20%	to	0.90%	25.90%	to	26.78%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2023	866	$2.94	to	$3.37	$2,563	0.00%	0.20%	to	0.90%	25.61%	to	26.48%
December 31, 2022	874	$2.34	to	$2.66	$2,059	0.00%	0.20%	to	0.90%	-34.28%	to	-33.82%
December 31, 2021	964	$3.56	to	$4.03	$3,450	0.00%	0.20%	to	0.90%	9.03%	to	9.79%
December 31, 2020	988	$3.27	to	$3.67	$3,242	0.00%	0.20%	to	0.90%	53.71%	to	54.78%
December 31, 2019	994	$2.13	to	$2.37	$2,137	0.00%	0.20%	to	0.90%	30.27%	to	31.18%

	American Century VP Disciplined Core Value Fund (Class I)
December 31, 2023	71	$3.77	to	$3.77	$268	1.55%	0.20%	to	0.20%	8.44%	to	8.44%
December 31, 2022	148	$3.48	to	$3.48	$514	1.83%	0.20%	to	0.20%	-12.91%	to	-12.91%
December 31, 2021	107	$3.99	to	$3.99	$426	1.08%	0.20%	to	0.20%	23.40%	to	23.40%
December 31, 2020	131	$3.24	to	$3.24	$425	2.38%	0.20%	to	0.20%	11.59%	to	11.59%
December 31, 2019	344	$2.90	to	$2.90	$997	2.09%	0.20%	to	0.20%	23.70%	to	23.70%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares)
December 31, 2023	1,216	$4.86	to	$4.86	$5,912	0.79%	0.20%	to	0.20%	18.08%	to	18.08%
December 31, 2022	1,112	$4.12	to	$4.12	$4,579	0.75%	0.20%	to	0.20%	-14.25%	to	-14.25%
December 31, 2021	1,280	$4.80	to	$4.80	$6,147	0.61%	0.20%	to	0.20%	25.63%	to	25.63%
December 31, 2020	1,285	$3.82	to	$3.82	$4,909	0.79%	0.20%	to	0.20%	7.89%	to	7.89%
December 31, 2019	1,123	$3.54	to	$3.54	$3,977	0.63%	0.20%	to	0.20%	19.94%	to	19.94%

	BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares)
December 31, 2023	200	$1.64	to	$1.64	$328	0.34%	0.20%	to	0.20%	9.06%	to	9.06%
December 31, 2022	914	$1.50	to	$1.50	$1,373	0.00%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	928	$1.81	to	$1.81	$1,676	0.11%	0.20%	to	0.20%	16.23%	to	16.23%
December 31, 2020	989	$1.55	to	$1.55	$1,536	0.39%	0.20%	to	0.20%	19.65%	to	19.65%
December 31, 2019	505	$1.30	to	$1.30	$656	0.00%	0.20%	to	0.20%	21.54%	to	21.54%

	PSF Small-Cap Value Portfolio (Class I) (merged June 9, 2023)
December 31, 2023	—	$3.70	to	$40.38	$—	0.00%	0.00%	to	0.90%	0.10%	to	0.50%
December 31, 2022	25,949	$3.70	to	$40.18	$187,732	0.00%	0.00%	to	0.90%	-15.41%	to	-14.65%
December 31, 2021	24,831	$4.38	to	$47.08	$202,291	0.00%	0.00%	to	0.90%	5.50%	to	26.45%
December 31, 2020	23,602	$3.49	to	$37.23	$138,800	0.00%	0.00%	to	0.90%	0.99%	to	34.94%
December 31, 2019	21,311	$3.46	to	$36.54	$109,038	0.00%	0.00%	to	0.90%	5.61%	to	22.79%

	PSF PGIM Jennison Focused Blend Portfolio (Class I) (merged December 8, 2023)
December 31, 2023	—	$23.26	to	$38.30	$—	0.00%	0.00%	to	0.25%	26.67%	to	26.97%
December 31, 2022	1,325	$18.36	to	$30.16	$31,626	0.00%	0.00%	to	0.25%	-25.95%	to	-25.76%
December 31, 2021	1,197	$24.80	to	$40.63	$38,994	0.00%	0.00%	to	0.25%	2.58%	to	16.84%
December 31, 2020	1,058	$21.28	to	$34.78	$30,376	0.00%	0.00%	to	0.25%	30.60%	to	30.92%
December 31, 2019	898	$16.29	to	$26.56	$20,683	0.00%	0.00%	to	0.25%	10.14%	to	28.93%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares)
December 31, 2023	25	$5.02	to	$5.02	$127	0.58%	0.20%	to	0.20%	19.04%	to	19.04%
December 31, 2022	53	$4.22	to	$4.22	$222	0.22%	0.20%	to	0.20%	-19.54%	to	-19.54%
December 31, 2021	116	$5.24	to	$5.24	$609	0.62%	0.20%	to	0.20%	23.54%	to	23.54%
December 31, 2020	68	$4.24	to	$4.24	$288	0.24%	0.20%	to	0.20%	8.36%	to	8.36%
December 31, 2019	67	$3.92	to	$3.92	$263	0.34%	0.20%	to	0.20%	24.59%	to	24.59%
A85

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Technology Fund (Series I)
December 31, 2023	283	$1.44	to	$1.44	$407	0.00%	0.20%	to	0.20%	46.66%	to	46.66%
December 31, 2022	289	$0.98	to	$0.98	$283	0.00%	0.20%	to	0.20%	-40.08%	to	-40.08%
December 31, 2021	359	$1.64	to	$1.64	$588	0.00%	0.20%	to	0.20%	14.18%	to	14.18%
December 31, 2020	370	$1.44	to	$1.44	$531	0.00%	0.20%	to	0.20%	45.82%	to	45.82%
December 31, 2019	366	$0.98	to	$0.98	$360	0.00%	0.20%	to	0.20%	35.61%	to	35.61%

	Janus Henderson VIT Enterprise Portfolio (Service Shares)
December 31, 2023	162	$3.76	to	$3.76	$610	0.08%	0.20%	to	0.20%	17.54%	to	17.54%
December 31, 2022	192	$3.20	to	$3.20	$613	0.31%	0.20%	to	0.20%	-16.32%	to	-16.32%
December 31, 2021	263	$3.82	to	$3.82	$1,004	0.15%	0.20%	to	0.20%	16.31%	to	16.31%
December 31, 2020	366	$3.28	to	$3.28	$1,203	0.04%	0.20%	to	0.20%	18.95%	to	18.95%
December 31, 2019	449	$2.76	to	$2.76	$1,239	0.05%	0.20%	to	0.20%	34.89%	to	34.89%

	Janus Henderson VIT Balanced Portfolio (Service Shares)
December 31, 2023	6	$4.46	to	$4.46	$28	1.79%	0.20%	to	0.20%	14.91%	to	14.91%
December 31, 2022	6	$3.88	to	$3.88	$25	0.47%	0.20%	to	0.20%	-16.78%	to	-16.78%
December 31, 2021	7	$4.67	to	$4.67	$31	0.31%	0.20%	to	0.20%	16.68%	to	16.68%
December 31, 2020	192	$4.00	to	$4.00	$770	1.81%	0.20%	to	0.20%	13.80%	to	13.80%
December 31, 2019	357	$3.52	to	$3.52	$1,256	1.47%	0.20%	to	0.20%	22.03%	to	22.03%

	Invesco V.I. Discovery Mid Cap Growth Fund (Series II)
December 31, 2023	7	$2.31	to	$2.31	$17	0.00%	0.20%	to	0.20%	12.63%	to	12.63%
December 31, 2022	13	$2.05	to	$2.05	$26	0.00%	0.20%	to	0.20%	-31.27%	to	-31.27%
December 31, 2021	15	$2.98	to	$2.98	$45	0.00%	0.20%	to	0.20%	18.56%	to	18.56%
December 31, 2020	21	$2.51	to	$2.51	$53	0.00%	0.20%	to	0.20%	39.96%	to	39.96%
December 31, 2019	24	$1.80	to	$1.80	$43	0.00%	0.20%	to	0.20%	38.73%	to	38.73%

	Janus Henderson VIT Research Portfolio (Service Shares)
December 31, 2023	1,760	$4.81	to	$4.81	$8,472	0.06%	0.25%	to	0.25%	42.46%	to	42.46%
December 31, 2022	1,773	$3.38	to	$3.38	$5,989	0.56%	0.25%	to	0.25%	-30.24%	to	-30.24%
December 31, 2021	1,804	$4.84	to	$4.84	$8,735	0.02%	0.25%	to	0.25%	19.75%	to	19.75%
December 31, 2020	1,856	$4.04	to	$4.04	$7,506	0.35%	0.25%	to	0.25%	32.24%	to	32.24%
December 31, 2019	1,954	$3.06	to	$3.06	$5,974	0.31%	0.25%	to	0.25%	34.89%	to	34.89%

	PSF Mid-Cap Growth Portfolio (Class I)
December 31, 2023	25,813	$5.74	to	$79.71	$250,138	0.00%	0.00%	to	0.90%	22.45%	to	23.55%
December 31, 2022	25,303	$4.69	to	$64.51	$188,242	0.00%	0.00%	to	0.90%	-27.61%	to	-26.96%
December 31, 2021	24,993	$6.47	to	$88.32	$247,490	0.00%	0.00%	to	0.90%	2.00%	to	10.69%
December 31, 2020	24,451	$5.90	to	$79.79	$200,436	0.00%	0.00%	to	0.90%	35.44%	to	47.47%
December 31, 2019	25,000	$4.04	to	$54.11	$133,656	0.00%	0.00%	to	0.90%	10.22%	to	37.71%

	Janus Henderson VIT Overseas Portfolio (Service Shares)
December 31, 2023	1,792	$2.51	to	$17.54	$17,943	1.46%	0.00%	to	0.25%	10.31%	to	10.58%
December 31, 2022	1,634	$2.27	to	$15.90	$14,619	1.84%	0.00%	to	0.25%	-9.06%	to	-8.84%
December 31, 2021	1,645	$2.50	to	$17.49	$13,305	1.10%	0.00%	to	0.25%	13.00%	to	13.29%
December 31, 2020	1,440	$2.21	to	$15.47	$9,688	1.24%	0.00%	to	0.25%	15.73%	to	16.02%
December 31, 2019	1,455	$1.91	to	$13.37	$8,489	1.87%	0.00%	to	0.25%	10.91%	to	26.71%

	PSF International Growth Portfolio (Class I) (merged March 10, 2023)
December 31, 2023	—	$2.46	to	$32.03	$—	0.00%	0.00%	to	0.90%	4.24%	to	4.42%
December 31, 2022	12,221	$2.36	to	$30.68	$39,071	0.00%	0.00%	to	0.90%	-29.57%	to	-28.93%
December 31, 2021	11,307	$3.35	to	$43.17	$50,594	0.00%	0.00%	to	0.90%	11.48%	to	12.48%
December 31, 2020	11,212	$3.01	to	$38.38	$45,521	0.00%	0.00%	to	0.90%	30.94%	to	32.11%
December 31, 2019	11,167	$2.30	to	$29.05	$34,209	0.00%	0.00%	to	0.90%	12.13%	to	32.38%

	M Large Cap Growth Fund
December 31, 2023	131	$27.72	to	$77.84	$7,325	0.00%	0.00%	to	0.25%	31.71%	to	32.04%
December 31, 2022	101	$21.05	to	$58.95	$4,448	0.00%	0.00%	to	0.25%	-25.60%	to	-25.41%
December 31, 2021	95	$28.29	to	$79.04	$5,553	0.00%	0.00%	to	0.25%	21.19%	to	21.49%
December 31, 2020	92	$23.34	to	$65.05	$4,458	0.00%	0.00%	to	0.25%	28.57%	to	28.89%
December 31, 2019	122	$18.15	to	$50.47	$4,566	0.00%	0.00%	to	0.25%	35.75%	to	36.09%

A86

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2023	58		$21.68	to	$65.96	$2,511		0.43%	0.00%	to	0.25%	23.25%	to	23.56%
December 31, 2022	70		$17.59	to	$53.39	$2,267		0.00%	0.00%	to	0.25%	-18.34%	to	-18.14%
December 31, 2021	70		$21.54	to	$65.22	$2,798		0.00%	0.00%	to	0.25%	17.44%	to	17.74%
December 31, 2020	67		$18.34	to	$55.39	$2,351		0.00%	0.00%	to	0.25%	17.43%	to	17.73%
December 31, 2019	58		$15.62	to	$47.05	$1,781		0.35%	0.00%	to	0.25%	28.53%	to	28.85%

	M International Equity Fund
December 31, 2023	160		$13.83	to	$24.00	$3,370		2.99%	0.00%	to	0.25%	15.72%	to	16.00%
December 31, 2022	174		$11.95	to	$20.69	$3,064		2.86%	0.00%	to	0.25%	-14.37%	to	-14.16%
December 31, 2021	164		$13.96	to	$24.10	$3,348		2.47%	0.00%	to	0.25%	10.77%	to	11.05%
December 31, 2020	146		$12.60	to	$21.70	$2,705		1.69%	0.00%	to	0.25%	8.63%	to	8.90%
December 31, 2019	142		$11.60	to	$19.93	$2,488		3.26%	0.00%	to	0.25%	20.03%	to	20.32%

	M Large Cap Value Fund
December 31, 2023	110		$18.01	to	$43.65	$3,830		2.25%	0.00%	to	0.25%	7.34%	to	7.60%
December 31, 2022	123		$16.78	to	$40.56	$3,755		2.19%	0.00%	to	0.25%	-1.70%	to	-1.45%
December 31, 2021	117		$17.07	to	$41.16	$3,596		1.62%	0.00%	to	0.25%	29.68%	to	30.01%
December 31, 2020	114		$13.16	to	$31.66	$2,761		2.11%	0.00%	to	0.25%	-3.40%	to	-3.16%
December 31, 2019	143		$13.62	to	$32.69	$3,570		1.87%	0.00%	to	0.25%	21.21%	to	21.52%

	ProFund VP Asia 30
December 31, 2023	1		$3.51	to	$3.51	$3		0.11%	0.25%	to	0.25%	4.06%	to	4.06%
December 31, 2022	1		$3.37	to	$3.37	$3		0.51%	0.25%	to	0.25%	-24.61%	to	-24.61%
December 31, 2021	1		$4.47	to	$4.47	$4		0.00%	0.25%	to	0.25%	-18.72%	to	-18.72%
December 31, 2020	1		$5.50	to	$5.50	$5		1.12%	0.25%	to	0.25%	35.21%	to	35.21%
December 31, 2019	1		$4.07	to	$4.07	$3		0.25%	0.25%	to	0.25%	25.99%	to	25.99%

	ProFund VP Materials
December 31, 2023	—	(1)	$4.47	to	$4.47	$2		0.47%	0.25%	to	0.25%	12.10%	to	12.10%
December 31, 2022	—	(1)	$3.99	to	$3.99	$1		0.18%	0.25%	to	0.25%	-9.37%	to	-9.37%
December 31, 2021	—	(1)	$4.40	to	$4.40	$1		0.29%	0.25%	to	0.25%	25.32%	to	25.32%
December 31, 2020	—	(1)	$3.51	to	$3.51	$1		0.70%	0.25%	to	0.25%	16.20%	to	16.20%
December 31, 2019	—	(1)	$3.02	to	$3.02	$1		0.35%	0.25%	to	0.25%	17.43%	to	17.43%

	ProFund VP Biotechnology
December 31, 2023	—	(1)	$9.21	to	$9.21	$3		0.00%	0.25%	to	0.25%	9.87%	to	9.87%
December 31, 2022	—	(1)	$8.38	to	$8.38	$3		0.00%	0.25%	to	0.25%	-7.94%	to	-7.94%
December 31, 2021	—	(1)	$9.10	to	$9.10	$3		0.00%	0.25%	to	0.25%	15.45%	to	15.45%
December 31, 2020	—	(1)	$7.89	to	$7.89	$3		0.02%	0.25%	to	0.25%	15.09%	to	15.09%
December 31, 2019	—	(1)	$6.85	to	$6.85	$3		0.00%	0.25%	to	0.25%	16.17%	to	16.17%

	ProFund VP UltraBull
December 31, 2023	—		$11.22	to	$11.22	$—		0.00%	0.25%	to	0.25%	44.88%	to	44.88%
December 31, 2022	—		$7.74	to	$7.74	$—		0.00%	0.25%	to	0.25%	-39.27%	to	-39.27%
December 31, 2021	62		$12.75	to	$12.75	$784		0.00%	0.25%	to	0.25%	57.75%	to	57.75%
December 31, 2020	39		$8.08	to	$8.08	$316		0.00%	0.25%	to	0.25%	19.53%	to	19.53%
December 31, 2019	75		$6.76	to	$6.76	$510		0.30%	0.25%	to	0.25%	59.77%	to	59.77%

	ProFund VP Consumer Discretionary
December 31, 2023	—	(1)	$5.44	to	$5.44	$1		0.00%	0.25%	to	0.25%	31.73%	to	31.73%
December 31, 2022	—	(1)	$4.13	to	$4.13	$1		0.00%	0.25%	to	0.25%	-31.70%	to	-31.70%
December 31, 2021	—	(1)	$6.05	to	$6.05	$2		0.00%	0.25%	to	0.25%	9.96%	to	9.96%
December 31, 2020	—	(1)	$5.50	to	$5.50	$3		0.00%	0.25%	to	0.25%	28.03%	to	28.03%
December 31, 2019	1		$4.30	to	$4.30	$2		0.00%	0.25%	to	0.25%	24.33%	to	24.33%

	ProFund VP Energy
December 31, 2023	—	(1)	$3.91	to	$3.91	$—	(1)	2.37%	0.25%	to	0.25%	-2.73%	to	-2.73%
December 31, 2022	—	(1)	$4.02	to	$4.02	$1		1.06%	0.25%	to	0.25%	59.03%	to	59.03%
December 31, 2021	—	(1)	$2.53	to	$2.53	$—	(1)	1.77%	0.25%	to	0.25%	51.55%	to	51.55%
December 31, 2020	—	(1)	$1.67	to	$1.67	$—	(1)	2.52%	0.25%	to	0.25%	-34.62%	to	-34.62%
December 31, 2019	—	(1)	$2.55	to	$2.55	$—	(1)	1.38%	0.25%	to	0.25%	8.24%	to	8.24%
A87

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Europe 30
December 31, 2023	6		$2.78	to	$2.78	$18	2.16%	0.25%	to	0.25%	17.18%	to	17.18%
December 31, 2022	6		$2.37	to	$2.37	$15	1.24%	0.25%	to	0.25%	-7.99%	to	-7.99%
December 31, 2021	6		$2.58	to	$2.58	$15	0.89%	0.25%	to	0.25%	24.22%	to	24.22%
December 31, 2020	6		$2.08	to	$2.08	$12	2.69%	0.25%	to	0.25%	-9.46%	to	-9.46%
December 31, 2019	6		$2.29	to	$2.29	$13	2.83%	0.25%	to	0.25%	17.49%	to	17.49%

	ProFund VP Financials
December 31, 2023	1		$2.53	to	$2.53	$2	0.47%	0.25%	to	0.25%	13.60%	to	13.60%
December 31, 2022	1		$2.23	to	$2.23	$1	0.09%	0.25%	to	0.25%	-15.35%	to	-15.35%
December 31, 2021	1		$2.63	to	$2.63	$2	0.35%	0.25%	to	0.25%	29.78%	to	29.78%
December 31, 2020	1		$2.03	to	$2.03	$1	0.70%	0.25%	to	0.25%	-2.02%	to	-2.02%
December 31, 2019	1		$2.07	to	$2.07	$1	0.52%	0.25%	to	0.25%	29.95%	to	29.95%

	ProFund VP Health Care
December 31, 2023	—	(1)	$5.53	to	$5.53	$3	0.00%	0.25%	to	0.25%	0.57%	to	0.57%
December 31, 2022	1		$5.49	to	$5.49	$3	0.00%	0.25%	to	0.25%	-6.26%	to	-6.26%
December 31, 2021	1		$5.86	to	$5.86	$4	0.04%	0.25%	to	0.25%	21.24%	to	21.24%
December 31, 2020	1		$4.83	to	$4.83	$4	0.00%	0.25%	to	0.25%	14.15%	to	14.15%
December 31, 2019	1		$4.24	to	$4.24	$4	0.00%	0.25%	to	0.25%	19.07%	to	19.07%

	ProFund VP Japan
December 31, 2023	3		$3.65	to	$3.65	$9	0.00%	0.25%	to	0.25%	34.18%	to	34.18%
December 31, 2022	3		$2.72	to	$2.72	$7	0.00%	0.25%	to	0.25%	-10.15%	to	-10.15%
December 31, 2021	2		$3.03	to	$3.03	$8	0.00%	0.25%	to	0.25%	3.63%	to	3.63%
December 31, 2020	2		$2.92	to	$2.92	$7	0.30%	0.25%	to	0.25%	15.64%	to	15.64%
December 31, 2019	2		$2.53	to	$2.53	$6	0.14%	0.25%	to	0.25%	19.70%	to	19.70%

	ProFund VP Mid-Cap Growth
December 31, 2023	1		$5.46	to	$5.46	$3	0.00%	0.25%	to	0.25%	15.27%	to	15.27%
December 31, 2022	1		$4.73	to	$4.73	$3	0.00%	0.25%	to	0.25%	-20.54%	to	-20.54%
December 31, 2021	1		$5.96	to	$5.96	$4	0.00%	0.25%	to	0.25%	16.68%	to	16.68%
December 31, 2020	1		$5.11	to	$5.11	$3	0.00%	0.25%	to	0.25%	20.59%	to	20.59%
December 31, 2019	1		$4.24	to	$4.24	$2	0.00%	0.25%	to	0.25%	23.94%	to	23.94%

	ProFund VP Mid-Cap Value
December 31, 2023	1		$5.60	to	$5.60	$4	0.30%	0.25%	to	0.25%	13.17%	to	13.17%
December 31, 2022	1		$4.95	to	$4.95	$3	0.14%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	1		$5.42	to	$5.42	$3	0.26%	0.25%	to	0.25%	28.21%	to	28.21%
December 31, 2020	1		$4.23	to	$4.23	$2	0.43%	0.25%	to	0.25%	2.04%	to	2.04%
December 31, 2019	1		$4.14	to	$4.14	$2	0.20%	0.25%	to	0.25%	23.77%	to	23.77%

	ProFund VP Government Money Market
December 31, 2023	5		$1.11	to	$1.11	$6	3.97%	0.25%	to	0.25%	3.90%	to	3.90%
December 31, 2022	2,152		$1.07	to	$1.07	$2,305	0.93%	0.25%	to	0.25%	0.76%	to	0.76%
December 31, 2021	251		$1.06	to	$1.06	$267	0.01%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2020	954		$1.07	to	$1.07	$1,017	0.04%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2019	800		$1.07	to	$1.07	$855	0.75%	0.25%	to	0.25%	0.51%	to	0.51%

	ProFund VP NASDAQ-100
December 31, 2023	3		$12.50	to	$12.50	$38	0.00%	0.25%	to	0.25%	51.80%	to	51.80%
December 31, 2022	3		$8.23	to	$8.23	$26	0.00%	0.25%	to	0.25%	-34.07%	to	-34.07%
December 31, 2021	3		$12.49	to	$12.49	$43	0.00%	0.25%	to	0.25%	24.49%	to	24.49%
December 31, 2020	4		$10.03	to	$10.03	$36	0.00%	0.25%	to	0.25%	45.21%	to	45.21%
December 31, 2019	4		$6.91	to	$6.91	$26	0.00%	0.25%	to	0.25%	36.36%	to	36.36%

	ProFund VP Pharmaceuticals
December 31, 2023	1		$2.50	to	$2.50	$1	0.54%	0.25%	to	0.25%	-5.73%	to	-5.73%
December 31, 2022	1		$2.65	to	$2.65	$1	0.08%	0.25%	to	0.25%	-6.36%	to	-6.36%
December 31, 2021	1		$2.83	to	$2.83	$1	0.27%	0.25%	to	0.25%	10.92%	to	10.92%
December 31, 2020	—	(1)	$2.55	to	$2.55	$1	0.11%	0.25%	to	0.25%	12.24%	to	12.24%
December 31, 2019	—	(1)	$2.27	to	$2.27	$1	0.85%	0.25%	to	0.25%	13.76%	to	13.76%
A88

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Precious Metals
December 31, 2023	—	(1)	$1.31	to	$1.31	$1	0.00%	0.25%	to	0.25%	1.22%	to	1.22%
December 31, 2022	—	(1)	$1.30	to	$1.30	$1	0.00%	0.25%	to	0.25%	-11.24%	to	-11.24%
December 31, 2021	—	(1)	$1.46	to	$1.46	$1	0.00%	0.25%	to	0.25%	-9.16%	to	-9.16%
December 31, 2020	—	(1)	$1.61	to	$1.61	$1	0.24%	0.25%	to	0.25%	23.80%	to	23.80%
December 31, 2019	1		$1.30	to	$1.30	$1	0.03%	0.25%	to	0.25%	45.61%	to	45.61%

	ProFund VP Real Estate
December 31, 2023	1		$3.63	to	$3.63	$2	1.19%	0.25%	to	0.25%	9.46%	to	9.46%
December 31, 2022	1		$3.32	to	$3.32	$2	0.76%	0.25%	to	0.25%	-26.74%	to	-26.74%
December 31, 2021	1		$4.53	to	$4.53	$3	0.03%	0.25%	to	0.25%	36.73%	to	36.73%
December 31, 2020	1		$3.31	to	$3.31	$3	1.67%	0.25%	to	0.25%	-6.53%	to	-6.53%
December 31, 2019	1		$3.54	to	$3.54	$3	1.67%	0.25%	to	0.25%	26.44%	to	26.44%

	ProFund VP Small-Cap
December 31, 2023	2		$4.49	to	$4.49	$7	0.00%	0.25%	to	0.25%	14.62%	to	14.62%
December 31, 2022	2		$3.92	to	$3.92	$7	0.00%	0.25%	to	0.25%	-22.04%	to	-22.04%
December 31, 2021	2		$5.03	to	$5.03	$9	0.00%	0.25%	to	0.25%	12.60%	to	12.60%
December 31, 2020	2		$4.47	to	$4.47	$9	0.06%	0.25%	to	0.25%	16.77%	to	16.77%
December 31, 2019	2		$3.82	to	$3.82	$8	0.00%	0.25%	to	0.25%	23.30%	to	23.30%

	ProFund VP Small-Cap Growth
December 31, 2023	4		$6.08	to	$6.08	$26	0.00%	0.25%	to	0.25%	14.91%	to	14.91%
December 31, 2022	4		$5.29	to	$5.29	$22	0.00%	0.25%	to	0.25%	-22.60%	to	-22.60%
December 31, 2021	4		$6.83	to	$6.83	$28	0.00%	0.25%	to	0.25%	20.34%	to	20.34%
December 31, 2020	4		$5.68	to	$5.68	$23	0.00%	0.25%	to	0.25%	17.10%	to	17.10%
December 31, 2019	4		$4.85	to	$4.85	$19	0.00%	0.25%	to	0.25%	18.82%	to	18.82%

	ProFund VP Technology
December 31, 2023	—	(1)	$11.76	to	$11.76	$4	0.00%	0.25%	to	0.25%	57.56%	to	57.56%
December 31, 2022	—	(1)	$7.47	to	$7.47	$2	0.00%	0.25%	to	0.25%	-35.88%	to	-35.88%
December 31, 2021	—	(1)	$11.65	to	$11.65	$3	0.00%	0.25%	to	0.25%	34.62%	to	34.62%
December 31, 2020	—	(1)	$8.65	to	$8.65	$3	0.00%	0.25%	to	0.25%	44.44%	to	44.44%
December 31, 2019	—	(1)	$5.99	to	$5.99	$2	0.00%	0.25%	to	0.25%	44.82%	to	44.82%

	ProFund VP Communication Services
December 31, 2023	1		$2.45	to	$2.45	$1	0.95%	0.25%	to	0.25%	31.49%	to	31.49%
December 31, 2022	1		$1.86	to	$1.86	$1	1.85%	0.25%	to	0.25%	-21.41%	to	-21.41%
December 31, 2021	—	(1)	$2.37	to	$2.37	$1	1.08%	0.25%	to	0.25%	18.11%	to	18.11%
December 31, 2020	—	(1)	$2.01	to	$2.01	$1	0.89%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2019	—	(1)	$1.95	to	$1.95	$1	3.26%	0.25%	to	0.25%	14.48%	to	14.48%

	ProFund VP U.S. Government Plus
December 31, 2023	6		$1.61	to	$1.61	$10	4.24%	0.25%	to	0.25%	-0.21%	to	-0.21%
December 31, 2022	6		$1.61	to	$1.61	$10	0.00%	0.25%	to	0.25%	-41.84%	to	-41.84%
December 31, 2021	6		$2.77	to	$2.77	$16	0.00%	0.25%	to	0.25%	-7.32%	to	-7.32%
December 31, 2020	6		$2.99	to	$2.99	$17	0.04%	0.25%	to	0.25%	20.39%	to	20.39%
December 31, 2019	5		$2.49	to	$2.49	$13	0.83%	0.25%	to	0.25%	17.93%	to	17.93%

	ProFund VP UltraMid-Cap
December 31, 2023	—		$11.21	to	$11.21	$—	0.00%	0.25%	to	0.25%	21.91%	to	21.91%	(2)
December 31, 2022	—		$9.19	to	$9.19	$—	0.00%	0.25%	to	0.25%	-32.34%	to	-32.34%
December 31, 2021	—		$13.58	to	$13.58	$—	0.00%	0.25%	to	0.25%	46.30%	to	46.30%
December 31, 2020	—		$9.29	to	$9.29	$—	0.00%	0.25%	to	0.25%	4.96%	to	4.96%
December 31, 2019	—		$8.85	to	$8.85	$—	0.00%	0.25%	to	0.25%	47.42%	to	47.42%

	ProFund VP UltraNASDAQ-100
December 31, 2023	—		$54.20	to	$54.20	$—	0.00%	0.25%	to	0.25%	114.93%	to	114.93%
December 31, 2022	—		$25.22	to	$25.22	$—	0.00%	0.25%	to	0.25%	-61.03%	to	-61.03%
December 31, 2021	24		$64.71	to	$64.71	$1,568	0.00%	0.25%	to	0.25%	52.13%	to	52.13%
December 31, 2020	18		$42.54	to	$42.54	$780	0.00%	0.25%	to	0.25%	85.82%	to	85.82%
December 31, 2019	33		$22.89	to	$22.89	$765	0.00%	0.25%	to	0.25%	79.22%	to	79.22%

A89

Note 7:    Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP UltraSmall-Cap
December 31, 2023	—		$6.30	to	$6.30	$—	0.00%	0.25%	to	0.25%	22.13%	to	22.13%	(2)
December 31, 2022	—		$5.16	to	$5.16	$—	0.00%	0.25%	to	0.25%	-43.82%	to	-43.82%
December 31, 2021	—		$9.18	to	$9.18	$—	0.00%	0.25%	to	0.25%	23.00%	to	23.00%
December 31, 2020	—		$7.46	to	$7.46	$—	0.00%	0.25%	to	0.25%	16.10%	to	16.10%
December 31, 2019	—		$6.43	to	$6.43	$—	0.00%	0.25%	to	0.25%	46.96%	to	46.96%

	ProFund VP Bull
December 31, 2023	532		$5.05	to	$5.05	$2,683	0.00%	0.25%	to	0.25%	23.43%	to	23.43%
December 31, 2022	6		$4.09	to	$4.09	$26	0.00%	0.25%	to	0.25%	-19.94%	to	-19.94%
December 31, 2021	7		$5.11	to	$5.11	$33	0.00%	0.25%	to	0.25%	26.02%	to	26.02%
December 31, 2020	7		$4.05	to	$4.05	$27	0.02%	0.25%	to	0.25%	15.74%	to	15.74%
December 31, 2019	7		$3.50	to	$3.50	$23	0.27%	0.25%	to	0.25%	28.56%	to	28.56%

	ProFund VP Utilities
December 31, 2023	—	(1)	$4.79	to	$4.79	$1	1.40%	0.25%	to	0.25%	-8.82%	to	-8.82%
December 31, 2022	—	(1)	$5.25	to	$5.25	$1	0.99%	0.25%	to	0.25%	-0.50%	to	-0.50%
December 31, 2021	—	(1)	$5.27	to	$5.27	$1	1.49%	0.25%	to	0.25%	15.12%	to	15.12%
December 31, 2020	—	(1)	$4.58	to	$4.58	$1	1.61%	0.25%	to	0.25%	-2.64%	to	-2.64%
December 31, 2019	—	(1)	$4.71	to	$4.71	$1	1.56%	0.25%	to	0.25%	22.57%	to	22.57%

	AST Large-Cap Growth Portfolio
December 31, 2023	17,028		$30.08	to	$65.44	$638,218	0.00%	0.00%	to	0.90%	42.35%	to	43.63%
December 31, 2022	15,559		$21.00	to	$45.56	$407,884	0.00%	0.00%	to	0.90%	-33.80%	to	-33.21%
December 31, 2021	8,005		$31.52	to	$68.21	$323,899	0.00%	0.00%	to	0.90%	1.46%	to	17.11%
December 31, 2020	6,490		$26.98	to	$58.24	$234,165	0.00%	0.00%	to	0.90%	29.18%	to	39.80%
December 31, 2019	4,599		$19.34	to	$41.66	$128,763	0.00%	0.00%	to	0.90%	9.44%	to	28.23%

	AST Cohen & Steers Realty Portfolio
December 31, 2023	648		$17.59	to	$36.30	$22,800	0.00%	0.10%	to	0.25%	11.80%	to	11.97%
December 31, 2022	603		$15.73	to	$32.42	$18,972	0.00%	0.10%	to	0.25%	-25.55%	to	-25.44%
December 31, 2021	545		$21.13	to	$43.48	$22,918	0.00%	0.10%	to	0.25%	42.49%	to	42.70%
December 31, 2020	513		$14.83	to	$30.47	$15,240	0.00%	0.10%	to	0.25%	-3.08%	to	-2.93%
December 31, 2019	485		$15.30	to	$31.39	$14,942	0.00%	0.10%	to	0.25%	10.98%	to	31.08%

	AST J.P. Morgan Tactical Preservation Portfolio
December 31, 2023	11,723		$10.61	to	$23.10	$266,410	0.00%	0.00%	to	0.90%	5.76%	to	10.24%
December 31, 2022	944		$20.92	to	$20.95	$19,755	0.00%	0.10%	to	0.25%	-15.94%	to	-15.81%
December 31, 2021	897		$24.88	to	$24.89	$22,311	0.00%	0.10%	to	0.25%	0.88%	to	7.84%
December 31, 2020	750		$23.08	to	$23.11	$17,327	0.00%	0.10%	to	0.25%	11.07%	to	15.88%
December 31, 2019	677		$20.75	to	$20.80	$14,071	0.00%	0.10%	to	0.25%	6.27%	to	14.49%

	AST Small-Cap Value Portfolio
December 31, 2023	595		$18.17	to	$37.50	$22,141	0.00%	0.10%	to	0.25%	13.47%	to	13.64%
December 31, 2022	523		$16.02	to	$33.00	$17,118	0.00%	0.10%	to	0.25%	-13.54%	to	-13.41%
December 31, 2021	466		$18.53	to	$38.11	$17,594	0.00%	0.10%	to	0.25%	31.19%	to	31.39%
December 31, 2020	440		$14.12	to	$29.01	$12,761	0.00%	0.10%	to	0.25%	0.61%	to	0.76%
December 31, 2019	404		$14.04	to	$28.79	$11,604	0.00%	0.10%	to	0.25%	5.12%	to	21.86%

	AST Mid-Cap Growth Portfolio
December 31, 2023	4,593		$18.18	to	$47.89	$103,125	0.00%	0.10%	to	0.25%	21.63%	to	21.82%
December 31, 2022	4,034		$14.94	to	$39.32	$74,755	0.00%	0.10%	to	0.25%	-31.10%	to	-31.00%
December 31, 2021	3,352		$21.69	to	$56.98	$90,738	0.00%	0.10%	to	0.25%	1.77%	to	10.38%
December 31, 2020	2,675		$19.68	to	$51.63	$67,277	0.00%	0.10%	to	0.25%	31.19%	to	34.70%
December 31, 2019	1,945		$14.63	to	$38.33	$38,396	0.00%	0.10%	to	0.25%	5.42%	to	30.03%

	AST Large-Cap Value Portfolio
December 31, 2023	9,255		$20.43	to	$31.48	$222,529	0.00%	0.00%	to	0.90%	8.77%	to	9.75%
December 31, 2022	8,109		$18.67	to	$28.69	$179,951	0.00%	0.00%	to	0.90%	0.80%	to	1.70%
December 31, 2021	4,088		$18.40	to	$28.21	$94,567	0.00%	0.00%	to	0.90%	3.45%	to	29.21%
December 31, 2020	3,259		$14.27	to	$21.83	$60,994	0.00%	0.00%	to	0.90%	-0.62%	to	28.59%
December 31, 2019	2,752		$14.27	to	$21.77	$53,197	0.00%	0.00%	to	0.90%	8.95%	to	29.52%
A90

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2023	1,678	$37.07	to	$42.65	$69,829	0.00%	0.00%	to	0.90%	16.06%	to	17.10%
December 31, 2022	1,524	$31.94	to	$36.42	$54,144	0.00%	0.00%	to	0.90%	-28.22%	to	-27.57%
December 31, 2021	1,147	$44.49	to	$50.29	$56,160	0.00%	0.00%	to	0.90%	3.60%	to	4.54%
December 31, 2020	1,169	$42.95	to	$48.11	$54,781	0.00%	0.00%	to	0.90%	47.07%	to	48.39%
December 31, 2019	1,171	$29.20	to	$32.42	$37,049	0.00%	0.00%	to	0.90%	5.56%	to	30.12%

	AST T. Rowe Price Natural Resources Portfolio (3)
December 31, 2023	—	$16.01	to	$20.05	$—	0.00%	0.10%	to	0.25%	-2.82%	to	-2.69%
December 31, 2022	1,166	$16.47	to	$20.60	$24,013	0.00%	0.10%	to	0.25%	5.83%	to	5.98%
December 31, 2021	1,170	$15.57	to	$19.44	$22,733	0.00%	0.10%	to	0.25%	23.49%	to	23.67%
December 31, 2020	1,161	$12.60	to	$15.72	$18,247	0.00%	0.10%	to	0.25%	-2.46%	to	-2.32%
December 31, 2019	1,097	$12.92	to	$16.09	$17,651	0.00%	0.10%	to	0.25%	0.92%	to	16.75%

	AST MFS Global Equity Portfolio
December 31, 2023	5,494	$17.99	to	$41.27	$117,543	0.00%	0.10%	to	0.25%	13.73%	to	13.90%
December 31, 2022	4,744	$15.82	to	$36.23	$89,730	0.00%	0.10%	to	0.25%	-18.17%	to	-18.04%
December 31, 2021	4,091	$19.33	to	$44.21	$94,428	0.00%	0.10%	to	0.25%	0.72%	to	16.73%
December 31, 2020	3,189	$16.59	to	$37.87	$64,098	0.00%	0.10%	to	0.25%	13.89%	to	24.96%
December 31, 2019	2,293	$14.56	to	$33.20	$41,834	0.00%	0.10%	to	0.25%	8.30%	to	29.83%

	AST J.P. Morgan International Equity Portfolio (merged March 10, 2023)
December 31, 2023	—	$12.54	to	$20.16	$—	0.00%	0.10%	to	0.25%	4.38%	to	4.41%
December 31, 2022	6,495	$12.01	to	$19.31	$85,206	0.00%	0.10%	to	0.25%	-20.53%	to	-20.41%
December 31, 2021	4,963	$15.12	to	$24.26	$82,353	0.00%	0.10%	to	0.25%	0.48%	to	10.96%
December 31, 2020	3,155	$13.64	to	$21.87	$48,750	0.00%	0.10%	to	0.25%	12.80%	to	25.50%
December 31, 2019	1,981	$12.09	to	$19.36	$28,421	0.00%	0.10%	to	0.25%	8.54%	to	27.10%

	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
December 31, 2023	671	$22.16	to	$38.00	$16,955	0.08%	0.00%	to	0.25%	26.25%	to	26.57%
December 31, 2022	565	$17.56	to	$30.02	$11,082	0.13%	0.00%	to	0.25%	-18.86%	to	-18.65%
December 31, 2021	431	$21.63	to	$36.90	$10,577	0.19%	0.00%	to	0.25%	5.00%	to	23.16%
December 31, 2020	250	$17.61	to	$29.96	$5,330	0.38%	0.00%	to	0.25%	18.98%	to	28.14%
December 31, 2019	177	$14.80	to	$25.12	$3,045	0.31%	0.00%	to	0.25%	8.80%	to	25.58%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2023	369	$40.90	to	$41.55	$15,117	2.33%	0.00%	to	0.10%	6.03%	to	6.13%
December 31, 2022	371	$38.57	to	$39.14	$14,350	2.26%	0.00%	to	0.10%	-1.29%	to	-1.19%
December 31, 2021	361	$39.08	to	$39.62	$14,134	1.17%	0.00%	to	0.10%	23.08%	to	23.20%
December 31, 2020	365	$31.75	to	$32.16	$11,609	1.84%	0.00%	to	0.10%	1.11%	to	1.21%
December 31, 2019	335	$31.40	to	$31.77	$10,543	2.06%	0.00%	to	0.10%	29.02%	to	29.15%

	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares)
December 31, 2023	818	$22.40	to	$42.16	$21,272	0.50%	0.00%	to	0.25%	23.20%	to	23.51%
December 31, 2022	627	$18.18	to	$34.14	$13,479	0.28%	0.00%	to	0.25%	-23.25%	to	-23.06%
December 31, 2021	486	$23.69	to	$44.37	$14,011	0.49%	0.00%	to	0.25%	5.17%	to	26.68%
December 31, 2020	202	$18.75	to	$35.02	$5,334	0.73%	0.00%	to	0.25%	23.55%	to	24.20%
December 31, 2019	97	$15.18	to	$28.28	$2,025	1.16%	0.00%	to	0.25%	15.92%	to	34.01%

	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2023	954	$17.04	to	$33.67	$20,993	0.55%	0.00%	to	0.25%	17.69%	to	17.99%
December 31, 2022	805	$14.48	to	$28.54	$13,855	0.43%	0.00%	to	0.25%	-14.50%	to	-14.28%
December 31, 2021	782	$16.93	to	$33.30	$15,540	0.39%	0.00%	to	0.25%	6.85%	to	25.56%
December 31, 2020	783	$13.52	to	$26.52	$12,471	0.45%	0.00%	to	0.25%	7.58%	to	7.85%
December 31, 2019	692	$12.57	to	$24.59	$10,522	0.36%	0.00%	to	0.25%	3.39%	to	19.86%

	MFS® Utilities Series (Initial Class)
December 31, 2023	2,816	$15.65	to	$26.33	$52,904	3.60%	0.00%	to	0.25%	-2.35%	to	-2.11%
December 31, 2022	2,390	$16.03	to	$26.90	$46,370	2.45%	0.00%	to	0.25%	0.50%	to	0.76%
December 31, 2021	2,002	$15.95	to	$26.69	$38,827	1.79%	0.00%	to	0.25%	4.30%	to	14.09%
December 31, 2020	1,620	$14.02	to	$23.40	$28,193	2.59%	0.00%	to	0.25%	5.64%	to	15.30%
December 31, 2019	1,227	$13.27	to	$22.09	$21,136	4.17%	0.00%	to	0.25%	2.69%	to	25.07%
A91

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2023	4,329	$33.63	to	$33.63	$145,554	0.00%	0.25%	to	0.25%	16.57%	to	16.57%
December 31, 2022	3,915	$28.84	to	$28.84	$112,919	0.00%	0.25%	to	0.25%	-16.56%	to	-16.56%
December 31, 2021	3,527	$34.57	to	$34.57	$121,923	0.00%	0.25%	to	0.25%	2.07%	to	12.13%
December 31, 2020	2,288	$30.83	to	$30.83	$70,545	0.00%	0.25%	to	0.25%	12.25%	to	17.24%
December 31, 2019	1,688	$27.46	to	$27.46	$46,369	0.00%	0.25%	to	0.25%	20.54%	to	20.54%

	AST Wellington Management Hedged Equity Portfolio (merged February 24, 2023)
December 31, 2023	—	$14.77	to	$24.47	$—	0.00%	0.00%	to	0.90%	0.70%	to	0.84%
December 31, 2022	3,893	$14.65	to	$24.27	$85,443	0.00%	0.00%	to	0.90%	-8.51%	to	-7.69%
December 31, 2021	3,813	$15.91	to	$26.29	$92,272	0.00%	0.00%	to	0.90%	1.71%	to	12.06%
December 31, 2020	3,792	$14.23	to	$23.46	$83,053	0.00%	0.00%	to	0.90%	5.71%	to	13.90%
December 31, 2019	3,721	$13.38	to	$21.99	$78,541	0.00%	0.00%	to	0.90%	9.00%	to	20.55%

	AST Balanced Asset Allocation Portfolio
December 31, 2023	13,882	$23.78	to	$26.99	$364,425	0.00%	0.00%	to	0.90%	14.74%	to	15.76%
December 31, 2022	13,216	$20.73	to	$23.31	$300,327	0.00%	0.00%	to	0.90%	-17.01%	to	-16.26%
December 31, 2021	12,031	$24.97	to	$27.84	$327,236	0.00%	0.00%	to	0.90%	2.20%	to	12.84%
December 31, 2020	11,064	$22.33	to	$24.67	$267,274	0.00%	0.00%	to	0.90%	10.77%	to	15.74%
December 31, 2019	9,821	$20.16	to	$22.08	$212,749	0.00%	0.00%	to	0.90%	5.40%	to	19.42%

	AST Preservation Asset Allocation Portfolio
December 31, 2023	2,236	$17.84	to	$20.25	$43,972	0.00%	0.00%	to	0.90%	10.78%	to	11.78%
December 31, 2022	2,143	$16.11	to	$18.11	$37,773	0.00%	0.00%	to	0.90%	-16.38%	to	-15.62%
December 31, 2021	2,111	$19.26	to	$21.47	$44,127	0.00%	0.00%	to	0.90%	0.72%	to	6.24%
December 31, 2020	2,033	$18.29	to	$20.21	$40,098	0.00%	0.00%	to	0.90%	8.11%	to	10.46%
December 31, 2019	1,938	$16.92	to	$18.52	$35,124	0.00%	0.00%	to	0.90%	6.66%	to	14.74%

	AST Prudential Growth Allocation Portfolio
December 31, 2023	11,552	$11.26	to	$32.18	$216,064	0.00%	0.00%	to	0.90%	13.72%	to	17.77%
December 31, 2022	3,284	$27.33	to	$27.33	$89,756	0.00%	0.25%	to	0.25%	-18.50%	to	-18.50%
December 31, 2021	3,018	$33.53	to	$33.53	$101,221	0.00%	0.25%	to	0.25%	2.68%	to	16.41%
December 31, 2020	2,613	$28.81	to	$28.81	$75,267	0.00%	0.25%	to	0.25%	5.59%	to	5.59%
December 31, 2019	2,142	$27.28	to	$27.28	$58,428	0.00%	0.25%	to	0.25%	18.88%	to	18.88%

	AST Advanced Strategies Portfolio
December 31, 2023	1,111	$34.06	to	$34.06	$37,838	0.00%	0.25%	to	0.25%	14.20%	to	14.20%
December 31, 2022	1,028	$29.82	to	$29.82	$30,661	0.00%	0.25%	to	0.25%	-16.83%	to	-16.83%
December 31, 2021	868	$35.86	to	$35.86	$31,126	0.00%	0.25%	to	0.25%	1.24%	to	13.54%
December 31, 2020	722	$31.58	to	$31.58	$22,806	0.00%	0.25%	to	0.25%	10.40%	to	10.40%
December 31, 2019	577	$28.61	to	$28.61	$16,520	0.00%	0.25%	to	0.25%	5.82%	to	21.56%

	AST BlackRock Global Strategies Portfolio (merged January 20, 2023)
December 31, 2023	—	$14.19	to	$15.76	$—	0.00%	0.00%	to	0.90%	3.33%	to	3.38%
December 31, 2022	14,704	$13.73	to	$15.25	$219,562	0.00%	0.00%	to	0.90%	-17.71%	to	-16.97%
December 31, 2021	14,345	$16.69	to	$18.36	$258,424	0.00%	0.00%	to	0.90%	1.91%	to	11.67%
December 31, 2020	13,962	$15.08	to	$16.44	$225,644	0.00%	0.00%	to	0.90%	3.80%	to	14.65%
December 31, 2019	13,874	$14.53	to	$15.70	$214,371	0.00%	0.00%	to	0.90%	6.33%	to	17.62%

	TOPS® Aggressive Growth ETF Portfolio (Class 2)
December 31, 2023	5,179	$18.31	to	$30.76	$104,857	1.21%	0.10%	to	0.25%	17.08%	to	17.25%
December 31, 2022	4,100	$15.64	to	$26.24	$71,342	1.30%	0.10%	to	0.25%	-16.08%	to	-15.96%
December 31, 2021	3,141	$18.64	to	$31.22	$65,192	0.63%	0.10%	to	0.25%	3.26%	to	19.19%
December 31, 2020	1,584	$15.66	to	$26.19	$28,568	1.46%	0.10%	to	0.25%	12.40%	to	25.21%
December 31, 2019	843	$13.94	to	$23.27	$14,296	1.51%	0.10%	to	0.25%	7.87%	to	24.24%

	TOPS® Balanced ETF Portfolio (Class 2)
December 31, 2023	4,406	$14.29	to	$19.34	$65,876	1.98%	0.10%	to	0.25%	11.12%	to	11.28%
December 31, 2022	3,672	$12.86	to	$17.38	$49,062	1.63%	0.10%	to	0.25%	-11.37%	to	-11.24%
December 31, 2021	3,089	$14.52	to	$19.58	$46,495	0.95%	0.10%	to	0.25%	3.88%	to	9.51%
December 31, 2020	1,870	$13.27	to	$17.88	$25,964	1.55%	0.10%	to	0.25%	8.13%	to	12.69%
December 31, 2019	1,220	$12.28	to	$16.51	$15,862	1.78%	0.10%	to	0.25%	6.30%	to	15.81%
A92

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS® Conservative ETF Portfolio (Class 2)
December 31, 2023	842	$13.13	to	$16.18	$11,687	2.45%	0.10%	to	0.25%	8.92%	to	9.08%
December 31, 2022	544	$12.05	to	$14.83	$6,957	2.03%	0.10%	to	0.25%	-9.08%	to	-8.94%
December 31, 2021	385	$13.26	to	$16.29	$5,280	0.78%	0.10%	to	0.25%	0.91%	to	6.34%
December 31, 2020	319	$12.49	to	$15.32	$4,139	1.72%	0.10%	to	0.25%	6.78%	to	7.96%
December 31, 2019	210	$11.69	to	$14.33	$2,549	1.87%	0.10%	to	0.25%	5.15%	to	11.59%

	TOPS® Growth ETF Portfolio (Class 2)
December 31, 2023	5,877	$17.11	to	$29.21	$114,301	1.41%	0.10%	to	0.25%	15.80%	to	15.97%
December 31, 2022	4,598	$14.77	to	$25.18	$77,411	1.52%	0.10%	to	0.25%	-14.91%	to	-14.79%
December 31, 2021	3,475	$17.36	to	$29.55	$68,478	0.86%	0.10%	to	0.25%	2.67%	to	16.40%
December 31, 2020	2,358	$14.94	to	$25.39	$40,859	1.79%	0.10%	to	0.25%	11.39%	to	21.64%
December 31, 2019	1,479	$13.41	to	$22.76	$23,853	1.75%	0.10%	to	0.25%	7.42%	to	21.95%

	TOPS® Moderate Growth ETF Portfolio (Class 2)
December 31, 2023	4,203	$15.76	to	$22.82	$71,569	1.78%	0.10%	to	0.25%	13.19%	to	13.36%
December 31, 2022	4,049	$13.92	to	$20.13	$62,749	1.59%	0.10%	to	0.25%	-13.12%	to	-12.99%
December 31, 2021	3,440	$16.02	to	$23.13	$61,343	1.13%	0.10%	to	0.25%	2.14%	to	12.70%
December 31, 2020	2,683	$14.24	to	$20.52	$42,904	1.57%	0.10%	to	0.25%	10.32%	to	16.73%
December 31, 2019	1,861	$12.91	to	$18.58	$27,432	1.81%	0.10%	to	0.25%	5.82%	to	18.79%

	TOPS® Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2023	768	$15.14	to	$15.65	$11,981	0.28%	0.10%	to	0.25%	8.76%	to	8.92%
December 31, 2022	677	$13.90	to	$14.39	$9,704	19.44%	0.10%	to	0.25%	-12.07%	to	-11.94%
December 31, 2021	600	$15.78	to	$16.36	$9,788	1.19%	0.10%	to	0.25%	3.47%	to	8.46%
December 31, 2020	486	$14.55	to	$15.11	$7,305	2.28%	0.10%	to	0.25%	5.63%	to	5.79%
December 31, 2019	407	$13.75	to	$14.30	$5,796	2.29%	0.10%	to	0.25%	6.19%	to	14.44%

	TOPS® Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2023	1,765	$16.34	to	$16.96	$29,784	0.49%	0.10%	to	0.25%	10.86%	to	11.03%
December 31, 2022	1,544	$14.72	to	$15.29	$23,512	8.62%	0.10%	to	0.25%	-13.94%	to	-13.81%
December 31, 2021	1,383	$17.08	to	$17.77	$24,465	1.11%	0.10%	to	0.25%	4.32%	to	12.48%
December 31, 2020	1,103	$15.19	to	$15.82	$17,405	2.25%	0.10%	to	0.25%	4.93%	to	14.02%
December 31, 2019	714	$14.45	to	$15.08	$10,735	2.03%	0.10%	to	0.25%	6.60%	to	16.96%

	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2023	1,272	$16.21	to	$16.81	$21,329	0.41%	0.10%	to	0.25%	10.06%	to	10.23%
December 31, 2022	1,188	$14.71	to	$15.27	$18,100	15.77%	0.10%	to	0.25%	-13.57%	to	-13.44%
December 31, 2021	1,097	$16.99	to	$17.67	$19,342	1.19%	0.10%	to	0.25%	4.15%	to	10.95%
December 31, 2020	962	$15.31	to	$15.95	$15,309	2.29%	0.10%	to	0.25%	5.65%	to	12.65%
December 31, 2019	703	$14.47	to	$15.10	$10,569	2.19%	0.10%	to	0.25%	5.79%	to	16.18%

	American Funds IS Growth Fund (Class 2)
December 31, 2023	12,884	$32.59	to	$40.64	$439,155	0.38%	0.10%	to	0.25%	38.14%	to	38.34%
December 31, 2022	10,565	$23.59	to	$29.38	$259,737	0.35%	0.10%	to	0.25%	-30.11%	to	-30.01%
December 31, 2021	8,237	$33.76	to	$41.97	$288,300	0.23%	0.10%	to	0.25%	6.31%	to	21.87%
December 31, 2020	5,912	$27.74	to	$34.44	$169,903	0.32%	0.10%	to	0.25%	39.57%	to	51.93%
December 31, 2019	4,202	$18.29	to	$22.67	$79,616	0.88%	0.10%	to	0.25%	11.86%	to	30.64%

	American Funds IS Growth-Income Fund (Class 2)
December 31, 2023	11,785	$27.08	to	$30.58	$326,650	1.47%	0.10%	to	0.25%	25.82%	to	26.01%
December 31, 2022	10,133	$21.52	to	$24.27	$222,897	1.38%	0.10%	to	0.25%	-16.70%	to	-16.58%
December 31, 2021	8,610	$25.84	to	$29.09	$226,598	1.20%	0.10%	to	0.25%	5.24%	to	23.97%
December 31, 2020	6,872	$20.87	to	$23.46	$145,848	1.54%	0.10%	to	0.25%	13.26%	to	19.20%
December 31, 2019	4,932	$18.43	to	$20.69	$92,316	1.91%	0.10%	to	0.25%	9.27%	to	26.01%

	American Funds IS International Fund (Class 2)
December 31, 2023	10,739	$12.97	to	$14.73	$141,906	1.40%	0.10%	to	0.25%	15.56%	to	15.73%
December 31, 2022	9,291	$11.22	to	$12.73	$106,151	1.87%	0.10%	to	0.25%	-20.98%	to	-20.86%
December 31, 2021	7,611	$14.21	to	$16.09	$109,924	2.76%	0.10%	to	0.25%	-4.57%	to	-1.59%
December 31, 2020	5,655	$14.46	to	$16.35	$83,183	0.73%	0.10%	to	0.25%	13.69%	to	29.85%
December 31, 2019	3,979	$12.72	to	$14.36	$51,563	1.62%	0.10%	to	0.25%	7.10%	to	22.76%
A93

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity® VIP Contrafund® Portfolio (Service Class 2)
December 31, 2023	4,769	$24.94	to	$31.58	$122,844	0.28%	0.10%	to	0.25%	32.79%	to	32.98%
December 31, 2022	4,348	$18.79	to	$23.75	$84,409	0.28%	0.10%	to	0.25%	-26.67%	to	-26.56%
December 31, 2021	3,894	$25.62	to	$32.34	$103,144	0.02%	0.10%	to	0.25%	17.45%	to	27.38%
December 31, 2020	3,141	$20.14	to	$25.39	$65,742	0.07%	0.10%	to	0.25%	29.91%	to	30.10%
December 31, 2019	2,344	$15.50	to	$19.51	$38,034	0.24%	0.10%	to	0.25%	30.95%	to	31.14%

	Fidelity® VIP Mid Cap Portfolio (Service Class 2)
December 31, 2023	5,302	$18.99	to	$22.95	$105,663	0.43%	0.10%	to	0.25%	14.52%	to	14.69%
December 31, 2022	4,567	$16.58	to	$20.01	$79,141	0.30%	0.10%	to	0.25%	-15.18%	to	-15.05%
December 31, 2021	3,833	$19.55	to	$23.56	$77,835	0.40%	0.10%	to	0.25%	9.19%	to	25.18%
December 31, 2020	3,074	$15.64	to	$18.82	$49,922	0.42%	0.10%	to	0.25%	17.57%	to	17.75%
December 31, 2019	2,164	$13.30	to	$15.98	$29,981	0.76%	0.10%	to	0.25%	4.45%	to	23.05%

	Franklin Income VIP Fund (Class 2)
December 31, 2023	2,413	$14.89	to	$16.97	$36,479	5.09%	0.10%	to	0.25%	8.35%	to	8.51%
December 31, 2022	2,142	$13.74	to	$15.64	$29,890	4.84%	0.10%	to	0.25%	-5.71%	to	-5.57%
December 31, 2021	1,890	$14.57	to	$16.56	$27,963	4.61%	0.10%	to	0.25%	7.47%	to	16.64%
December 31, 2020	1,601	$12.51	to	$14.20	$20,342	5.75%	0.10%	to	0.25%	0.44%	to	0.59%
December 31, 2019	1,215	$12.46	to	$14.11	$15,410	5.26%	0.10%	to	0.25%	15.77%	to	15.94%

	Franklin Mutual Shares VIP Fund (Class 2)
December 31, 2023	285	$14.90	to	$17.95	$4,395	1.89%	0.10%	to	0.25%	13.18%	to	13.35%
December 31, 2022	296	$13.16	to	$15.84	$4,034	1.83%	0.10%	to	0.25%	-7.66%	to	-7.52%
December 31, 2021	317	$14.25	to	$17.13	$4,675	2.88%	0.10%	to	0.25%	18.87%	to	19.05%
December 31, 2020	344	$11.99	to	$14.39	$4,257	2.74%	0.10%	to	0.25%	-5.28%	to	-5.14%
December 31, 2019	385	$12.66	to	$15.17	$5,024	1.82%	0.10%	to	0.25%	22.27%	to	22.45%

	Templeton Growth VIP Fund (Class 2)
December 31, 2023	785	$13.11	to	$14.59	$10,438	3.34%	0.10%	to	0.25%	20.71%	to	20.89%
December 31, 2022	865	$10.86	to	$12.07	$9,532	0.16%	0.10%	to	0.25%	-11.72%	to	-11.59%
December 31, 2021	873	$12.31	to	$13.65	$10,884	1.10%	0.10%	to	0.25%	-2.72%	to	4.77%
December 31, 2020	754	$11.76	to	$13.03	$8,989	2.89%	0.10%	to	0.25%	5.54%	to	5.69%
December 31, 2019	590	$11.15	to	$12.33	$6,685	2.67%	0.10%	to	0.25%	14.87%	to	15.04%

	Hartford Capital Appreciation HLS Fund (Class IB)
December 31, 2023	160	$25.53	to	$25.53	$4,098	0.66%	0.10%	to	0.10%	19.58%	to	19.58%
December 31, 2022	156	$21.35	to	$21.35	$3,322	0.74%	0.10%	to	0.10%	-15.59%	to	-15.59%
December 31, 2021	146	$25.29	to	$25.29	$3,684	0.24%	0.10%	to	0.10%	14.34%	to	14.34%
December 31, 2020	133	$22.12	to	$22.12	$2,933	0.78%	0.10%	to	0.10%	21.50%	to	21.50%
December 31, 2019	117	$18.21	to	$18.21	$2,125	1.05%	0.10%	to	0.10%	30.83%	to	30.83%

	Hartford Disciplined Equity HLS Fund (Class IB)
December 31, 2023	407	$32.46	to	$32.46	$13,213	0.61%	0.10%	to	0.10%	20.83%	to	20.83%
December 31, 2022	404	$26.87	to	$26.87	$10,864	0.78%	0.10%	to	0.10%	-19.28%	to	-19.28%
December 31, 2021	408	$33.29	to	$33.29	$13,574	0.34%	0.10%	to	0.10%	25.08%	to	25.08%
December 31, 2020	407	$26.61	to	$26.61	$10,823	0.49%	0.10%	to	0.10%	17.66%	to	17.66%
December 31, 2019	96	$22.62	to	$22.62	$2,176	0.74%	0.10%	to	0.10%	33.62%	to	33.62%

	Hartford Dividend and Growth HLS Fund (Class IB)
December 31, 2023	504	$28.87	to	$28.87	$14,557	1.39%	0.10%	to	0.10%	13.78%	to	13.78%
December 31, 2022	498	$25.38	to	$25.38	$12,651	1.55%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2021	449	$27.96	to	$27.96	$12,561	1.12%	0.10%	to	0.10%	31.54%	to	31.54%
December 31, 2020	419	$21.26	to	$21.26	$8,897	1.82%	0.10%	to	0.10%	7.34%	to	7.34%
December 31, 2019	376	$19.80	to	$19.80	$7,449	1.93%	0.10%	to	0.10%	28.17%	to	28.17%

	MFS® Total Return Bond Series (Initial Class)
December 31, 2023	8,124	$11.35	to	$12.39	$92,845	3.25%	0.10%	to	0.25%	7.11%	to	7.27%
December 31, 2022	6,961	$10.59	to	$11.55	$74,299	2.83%	0.10%	to	0.25%	-14.15%	to	-14.02%
December 31, 2021	6,140	$12.34	to	$13.44	$76,355	2.82%	0.10%	to	0.25%	-1.06%	to	1.24%
December 31, 2020	4,665	$12.47	to	$13.56	$58,674	3.66%	0.10%	to	0.25%	8.20%	to	8.36%
December 31, 2019	3,103	$11.53	to	$12.51	$36,135	3.65%	0.10%	to	0.25%	9.93%	to	10.10%

A94

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS® Value Series (Initial Class)
December 31, 2023	3,660	$19.83	to	$24.76	$74,548	1.66%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2022	3,233	$18.42	to	$22.96	$61,276	1.42%	0.10%	to	0.25%	-6.14%	to	-6.00%
December 31, 2021	2,838	$19.62	to	$24.43	$57,369	1.37%	0.10%	to	0.25%	11.46%	to	25.33%
December 31, 2020	2,352	$15.68	to	$19.49	$38,075	1.65%	0.10%	to	0.25%	3.22%	to	3.37%
December 31, 2019	1,667	$15.19	to	$18.86	$26,311	2.26%	0.10%	to	0.25%	29.48%	to	29.67%

	Invesco V.I. Growth and Income Fund (Series I)
December 31, 2023	2,212	$21.09	to	$21.09	$46,638	1.69%	0.25%	to	0.25%	12.38%	to	12.38%
December 31, 2022	2,055	$18.77	to	$18.77	$38,554	1.70%	0.25%	to	0.25%	-5.99%	to	-5.99%
December 31, 2021	1,938	$19.96	to	$19.96	$38,686	1.59%	0.25%	to	0.25%	9.55%	to	28.19%
December 31, 2020	1,808	$15.57	to	$15.57	$28,159	2.49%	0.25%	to	0.25%	1.84%	to	1.84%
December 31, 2019	1,556	$15.29	to	$15.29	$23,787	1.97%	0.25%	to	0.25%	24.88%	to	24.88%

	Fidelity® VIP Index 500 Portfolio (Service Class 2)
December 31, 2023	17,237	$28.66	to	$28.66	$494,082	1.33%	0.25%	to	0.25%	25.57%	to	25.57%
December 31, 2022	14,983	$22.83	to	$22.83	$342,032	1.27%	0.25%	to	0.25%	-18.62%	to	-18.62%
December 31, 2021	12,945	$28.05	to	$28.05	$363,135	1.07%	0.25%	to	0.25%	15.11%	to	27.94%
December 31, 2020	10,298	$21.93	to	$21.93	$225,794	1.76%	0.25%	to	0.25%	17.65%	to	17.65%
December 31, 2019	6,085	$18.64	to	$18.64	$113,396	1.97%	0.25%	to	0.25%	9.23%	to	30.69%

	American Funds IS Washington Mutual Investors Fund (Class 2)
December 31, 2023	3,510	$24.16	to	$24.16	$84,802	2.05%	0.25%	to	0.25%	16.99%	to	16.99%
December 31, 2022	2,840	$20.65	to	$20.65	$58,647	2.11%	0.25%	to	0.25%	-8.68%	to	-8.68%
December 31, 2021	2,219	$22.61	to	$22.61	$50,182	1.58%	0.25%	to	0.25%	7.41%	to	27.46%
December 31, 2020	1,739	$17.74	to	$17.74	$30,848	1.93%	0.25%	to	0.25%	8.41%	to	18.40%
December 31, 2019	1,283	$16.36	to	$16.36	$20,992	2.28%	0.25%	to	0.25%	21.08%	to	21.08%

	AST International Value Portfolio (merged March 10, 2023)
December 31, 2023	—	$10.97	to	$11.77	$—	0.00%	0.00%	to	0.90%	6.93%	to	7.11%
December 31, 2022	7,064	$10.26	to	$10.99	$76,532	0.00%	0.00%	to	0.90%	-10.91%	to	-10.10%
December 31, 2021	6,331	$11.51	to	$12.23	$76,479	0.00%	0.00%	to	0.90%	-2.60%	to	7.64%
December 31, 2020	5,210	$10.79	to	$11.36	$58,573	0.00%	0.00%	to	0.90%	-1.49%	to	20.82%
December 31, 2019	4,180	$10.96	to	$11.43	$47,342	0.00%	0.00%	to	0.90%	6.85%	to	20.02%

	Calvert VP EAFE International Index Portfolio (Class F)
December 31, 2023	1,896	$12.76	to	$12.79	$24,214	3.43%	0.10%	to	0.25%	17.24%	to	17.41%
December 31, 2022	1,074	$10.88	to	$10.89	$11,693	3.91%	0.10%	to	0.25%	-14.96%	to	-14.83%
December 31, 2021	807	$12.79	to	$12.80	$10,326	2.03%	0.10%	to	0.25%	2.56%	to	10.55%
December 31, 2020	290	$11.57	to	$11.60	$3,359	4.29%	0.10%	to	0.25%	7.29%	to	7.45%
December 31, 2019	89	$10.76	to	$10.81	$961	3.72%	0.10%	to	0.25%	7.42%	to	20.70%

	Calvert VP Nasdaq 100 Index Portfolio (Class F)
December 31, 2023	3,397	$22.11	to	$22.71	$76,685	0.37%	0.10%	to	0.25%	53.64%	to	53.87%
December 31, 2022	2,593	$14.37	to	$14.78	$38,141	0.21%	0.10%	to	0.25%	-32.98%	to	-32.88%
December 31, 2021	1,846	$21.41	to	$22.06	$40,599	0.32%	0.10%	to	0.25%	17.12%	to	26.43%
December 31, 2020	928	$16.94	to	$17.47	$16,169	0.59%	0.10%	to	0.25%	47.49%	to	47.71%
December 31, 2019	228	$11.47	to	$11.85	$2,695	0.72%	0.10%	to	0.25%	14.66%	to	38.09%

	Calvert VP S&P MidCap 400® Index Portfolio (Class F)
December 31, 2023	2,532	$14.49	to	$14.84	$36,902	1.35%	0.10%	to	0.25%	15.60%	to	15.77%
December 31, 2022	1,959	$12.54	to	$12.82	$24,665	1.03%	0.10%	to	0.25%	-13.72%	to	-13.60%
December 31, 2021	1,406	$14.53	to	$14.83	$20,470	0.96%	0.10%	to	0.25%	5.51%	to	24.05%
December 31, 2020	727	$11.73	to	$11.96	$8,545	1.57%	0.10%	to	0.25%	12.81%	to	12.98%
December 31, 2019	227	$10.40	to	$10.58	$2,360	1.73%	0.10%	to	0.25%	6.02%	to	25.25%

	AST Global Bond Portfolio (available November 13, 2020)
December 31, 2023	2,409	$9.21	to	$9.25	$22,217	0.00%	0.10%	to	0.25%	6.02%	to	6.18%
December 31, 2022	1,958	$8.68	to	$8.71	$17,026	0.00%	0.10%	to	0.25%	-12.41%	to	-12.28%
December 31, 2021	1,716	$9.91	to	$9.93	$17,018	0.00%	0.10%	to	0.25%	-1.71%	to	0.82%
December 31, 2020	1,345	$10.09	to	$10.09	$13,566	0.00%	0.10%	to	0.25%	0.87%	to	0.89%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

A95

Note 7:    Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Invesco V.I. Equity and Income Fund (Series I) (available April 30, 2021)
December 31, 2023	5	$10.69	to	$10.69	$58	2.09%	0.20%	to	0.20%	10.33%	to	10.33%
December 31, 2022	5	$9.68	to	$9.68	$49	1.79%	0.20%	to	0.20%	-7.69%	to	-7.69%
December 31, 2021	5	$10.49	to	$10.49	$52	1.85%	0.20%	to	0.20%	5.60%	to	5.60%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST Core Fixed Income Portfolio (available February 11, 2022)
December 31, 2023	13,489	$9.23	to	$9.38	$126,054	0.00%	0.00%	to	0.90%	5.40%	to	6.35%
December 31, 2022	11,986	$8.75	to	$8.82	$105,544	0.00%	0.00%	to	0.90%	-12.84%	to	-12.15%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

	AST International Equity Portfolio (available March 10, 2023)
December 31, 2023	22,690	$11.11	to	$11.20	$253,596	0.00%	0.00%	to	0.90%	12.09%	to	12.90%
December 31, 2022	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2021	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2020	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2019	—	$—	to	$—	$—	0.00%	0.00%	to	0.00%	0.00%	to	0.00%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded. Expense ratio is net of the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2023 or for the periods indicated within. Total return may reflect the reimbursement for excess expenses. In the absence of the reimbursement for excess expenses, the total return would be lower.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.
(2)	Total return reflects the return had there been contract owners in the subaccount during the period.
(3)	On December 8, 2023, the PSF Natural Resources Portfolio (Class I) substituted the AST T. Rowe Price Natural Resources Portfolio as an investment option.

A96

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense risk charges. These fees, which vary by contract, range from a maximum effective annual rate of up to 0.45% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except for VULP (2021) and SVULP (2021), where charges deducted from premium payments range from 0% to 37.5%. In addition, CVUL1 and CVUL2 contracts also deduct a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•The Account charges from $0.00001 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for VULP(1), SVULP(2), PCP2(3), IVUL, and MPVULP, where the fees range from $0 to $56.72 per $1,000 of Basic Insurance Amount.

•The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•The Account charges monthly administrative fees that range from $3 to $30 per contract plus $0 to $10.50 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•The Account also charges up to $25 per change to the basic insurance amount, except for CVUL1 and CVUL2 where the charge is up to $15.

(1)    Includes the Base, 2014, 2015, 2018, and 2021 versions of the product.
(2)    Includes the Base, 2020, and 2021 versions of the product.
(3)    Includes the 2023 version of the product.

Reimbursement for excess expenses - The Account is reimbursed for certain products by Pruco Life, on a non-guaranteed basis, for expenses incurred by The Prudential Series Fund in excess of the effective rate of 0.40% for the PSF Stock Index Portfolio (Class I), 0.50% for the PSF PGIM Jennison Value Portfolio (Class I), 0.55% for the PSF Natural Resources Portfolio (Class I), and 0.65% for the PSF PGIM High Yield Bond Portfolio (Class I) of the average daily net assets of these portfolios. During the period ended December 31, 2023, there was a reimbursement for excess expenses.

Note 9: Other

Accumulation units are the basic valuation units used to calculate a contract owner's interest allocated to the variable account.

Contract owner net payments represent contract owner contributions, net of applicable deductions, charges, and state premium taxes.

Policy loans represent amounts borrowed by contract owners using the contract as the security for the loan.

A97

Note 9: Other (continued)

Policy loan repayments and interest represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contract owners and beneficiaries made under the terms of the contract, including amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.

Miscellaneous transactions primarily represent timing related adjustments on contract owner transactions, such as premiums, surrenders, transfers, etc. which are funded by the general account in order to maintain appropriate contract owner account balances.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

A98

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Pruco Life Insurance Company and the Contract Owners of Pruco Life Variable Universal Account

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of Pruco Life Variable Universal Account indicated in the table below as of the dates indicated in the table below, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life Variable Universal Account as of the dates indicated in the table below, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Government Money Market Portfolio (Class I) (1)	ProFund VP UltraNASDAQ-100 (1)
PSF PGIM Total Return Bond Portfolio (Class I) (1)	ProFund VP UltraSmall-Cap (1)
PSF PGIM Jennison Blend Portfolio (Class I) (1)	ProFund VP Bull (1)
PSF PGIM Flexible Managed Portfolio (Class I) (1)	ProFund VP Utilities (1)
PSF PGIM 50/50 Balanced Portfolio (Class I) (1)	AST Large-Cap Growth Portfolio (1)
PSF PGIM Jennison Value Portfolio (Class I) (1)	AST Cohen & Steers Realty Portfolio (1)
PSF PGIM High Yield Bond Portfolio (Class I) (1)	AST J.P. Morgan Tactical Preservation Portfolio (1)
PSF Natural Resources Portfolio (Class I) (1)	AST Small-Cap Value Portfolio (1)
PSF Stock Index Portfolio (Class I) (1)	AST Mid-Cap Growth Portfolio (1)
PSF Global Portfolio (Class I) (1)	AST Large-Cap Value Portfolio (1)
PSF PGIM Government Income Portfolio (Class I) (1)	AST Small-Cap Growth Portfolio (1)
PSF PGIM Jennison Growth Portfolio (Class I) (1)	AST T. Rowe Price Natural Resources Portfolio (1)
PSF Small-Cap Stock Index Portfolio (Class I) (1)	AST MFS Global Equity Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST J.P. Morgan International Equity Portfolio (4)
Janus Henderson VIT Research Portfolio (Institutional Shares) (1)	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
MFS® Growth Series (Initial Class) (1)	American Century VP Mid Cap Value Fund (Class I) (1)
American Century VP Value Fund (Class I) (1)	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)
American Century VP Disciplined Core Value Fund (Class I) (1)	MFS® Utilities Series (Initial Class) (1)
BNY Mellon Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)	AST T. Rowe Price Asset Allocation Portfolio (1)
BNY Mellon VIF, Opportunistic Small Cap Portfolio (Initial Shares) (1)	AST Wellington Management Hedged Equity Portfolio (5)
PSF Small-Cap Value Portfolio (Class I) (2)	AST Balanced Asset Allocation Portfolio (1)
PSF PGIM Jennison Focused Blend Portfolio (Class I) (3)	AST Preservation Asset Allocation Portfolio (1)
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Shares) (1)	AST Prudential Growth Allocation Portfolio (1)
Invesco V.I. Technology Fund (Series I) (1)	AST Advanced Strategies Portfolio (1)
Janus Henderson VIT Enterprise Portfolio (Service Shares) (1)	AST BlackRock Global Strategies Portfolio (6)
Janus Henderson VIT Balanced Portfolio (Service Shares) (1)	TOPS® Aggressive Growth ETF Portfolio (Class 2) (1)
Invesco V.I. Discovery Mid Cap Growth Fund (Series II) (1)	TOPS® Balanced ETF Portfolio (Class 2) (1)
Janus Henderson VIT Research Portfolio (Service Shares) (1)	TOPS® Conservative ETF Portfolio (Class 2) (1)
A99

PSF Mid-Cap Growth Portfolio (Class I) (1)	TOPS® Growth ETF Portfolio (Class 2) (1)
Janus Henderson VIT Overseas Portfolio (Service Shares) (1)	TOPS® Moderate Growth ETF Portfolio (Class 2) (1)
PSF International Growth Portfolio (Class I) (4)	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) (1)
M Large Cap Growth Fund (1)	TOPS® Managed Risk Growth ETF Portfolio (Class 2) (1)
M Capital Appreciation Fund (1)	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)
M International Equity Fund (1)	American Funds IS Growth Fund (Class 2) (1)
M Large Cap Value Fund (1)	American Funds IS Growth-Income Fund (Class 2) (1)
ProFund VP Asia 30 (1)	American Funds IS International Fund (Class 2) (1)
ProFund VP Materials (1)	Fidelity® VIP Contrafund® Portfolio (Service Class 2) (1)
ProFund VP Biotechnology (1)	Fidelity® VIP Mid Cap Portfolio (Service Class 2) (1)
ProFund VP UltraBull (1)	Franklin Income VIP Fund (Class 2) (1)
ProFund VP Consumer Discretionary (1)	Franklin Mutual Shares VIP Fund (Class 2) (1)
ProFund VP Energy (1)	Templeton Growth VIP Fund (Class 2) (1)
ProFund VP Europe 30 (1)	Hartford Capital Appreciation HLS Fund (Class IB) (1)
ProFund VP Financials (1)	Hartford Disciplined Equity HLS Fund (Class IB) (1)
ProFund VP Health Care (1)	Hartford Dividend and Growth HLS Fund (Class IB) (1)
ProFund VP Japan (1)	MFS® Total Return Bond Series (Initial Class) (1)
ProFund VP Mid-Cap Growth (1)	MFS® Value Series (Initial Class) (1)
ProFund VP Mid-Cap Value (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
ProFund VP Government Money Market (1)	Fidelity® VIP Index 500 Portfolio (Service Class 2) (1)
ProFund VP NASDAQ-100 (1)	American Funds IS Washington Mutual Investors Fund (Class 2) (1)
ProFund VP Pharmaceuticals (1)	AST International Value Portfolio (4)
ProFund VP Precious Metals (1)	Calvert VP EAFE International Index Portfolio (Class F) (1)
ProFund VP Real Estate (1)	Calvert VP Nasdaq 100 Index Portfolio (Class F) (1)
ProFund VP Small-Cap (1)	Calvert VP S&P MidCap 400® Index Portfolio (Class F) (1)
ProFund VP Small-Cap Growth (1)	AST Global Bond Portfolio (1)
ProFund VP Technology (1)	Invesco V.I. Equity and Income Fund (Series I) (1)
ProFund VP Communication Services (1)	AST Core Fixed Income Portfolio (7)
ProFund VP U.S. Government Plus (1)	AST International Equity Portfolio (8)
ProFund VP UltraMid-Cap (1)
(1) Statement of net assets as of December 31, 2023, statement of operations for the period ended December 31, 2023 and statement of changes in net assets for the periods ended December 31, 2023 and 2022.

(2) Statement of net assets as of June 9, 2023 (date of merger), statement of operations for the period January 1, 2023 to June 9, 2023 and statement of changes in net assets for the period January 1, 2023 to June 9, 2023 and for the period ended December 31, 2022.

(3) Statement of net assets as of December 8, 2023 (date of merger), statement of operations for the period January 1, 2023 to December 8, 2023 and statement of changes in net assets for the period January 1, 2023 to December 8, 2023 and for the period ended December 31, 2022.

(4) Statement of net assets as of March 10, 2023 (date of merger), statement of operations for the period January 1, 2023 to March 10, 2023 and statement of changes in net assets for the period January 1, 2023 to March 10, 2023 and for the period ended December 31, 2022.

(5) Statement of net assets as of February 24, 2023 (date of merger), statement of operations for the period January 1, 2023 to February 24, 2023 and statement of changes in net assets for the period January 1, 2023 to February 24, 2023 and for the period ended December 31, 2022.

(6) Statement of net assets as of January 20, 2023 (date of merger), statement of operations for the period January 1, 2023 to January 20, 2023 and statement of changes in net assets for the period January 1, 2023 to January 20, 2023 and for the period ended December 31, 2022.

A100

(7) Statement of net assets as of December 31, 2023, statement of operations for the period ended December 31, 2023, and statement of changes in net assets for the period ended December 31, 2023 and for the period February 11, 2022 (commencement of operations) to December 31, 2022.

(8) Statement of net assets as of December 31, 2023, statement of operations and statement of changes in net assets for the period March 10, 2023 (commencement of operations) to December 31, 2023.

Basis for Opinions

These financial statements are the responsibility of Pruco Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Pruco Life Variable Universal Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Pruco Life Variable Universal Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 16, 2024

We have served as the auditor of one or more of the subaccounts of Pruco Life Variable Universal Account since 1996.

A101

PRUCO LIFE INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS INDEX

Management’s Annual Report on Internal Control Over Financial Reporting
Management of Pruco Life Insurance Company (together with its consolidated subsidiaries, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2023, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO"). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2023.
Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.
March 20, 2024

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholder of Pruco Life Insurance Company
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Pruco Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2023 and 2022, and the related consolidated statements of operations and comprehensive income, of equity and of cash flows for each of the three years in the period ended December 31, 2023, including the related notes and financial statement schedules listed in the index appearing under Item 15(a)(2) (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Change in Accounting Principle
As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for long-duration insurance and investment contracts in 2023.
Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Valuation of Guaranteed Benefit Features Associated with Certain Annuity and Life Products Included in the Market Risk Benefits and the Liability for Future Policy Benefits

As described in Notes 2, 5, 8 and 10 to the consolidated financial statements, the Company issues certain annuity and life contracts which contain guaranteed benefit features. Certain of the guarantees associated with variable annuity contracts are accounted for as market risk benefits. The market risk benefits represent contracts or contract features that expose the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits. The benefits are accounted for using a fair value measurement methodology. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future fees attributable to the market risk benefits, based on assumptions a market participant would use in valuing the market risk benefits. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, except for the portion of the change attributable to changes in the Company’s non-performance risk which is recorded in other comprehensive income. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. As of December 31, 2023, the fair value of the obligations associated with these guarantees accounted for as market risk benefit assets was $2.37 billion and for market risk benefit liabilities was $5.14 billion. As there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived non-performance risk under the contract, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates (collectively, the significant market risk benefit assumptions). For certain life insurance products that include certain other contract features, including no-lapse guarantees, additional insurance reserves are established when associated assessments are recognized. The liability for no-lapse guarantee features is included within the additional insurance reserves balance in Note 8. As of December 31, 2023, the additional insurance reserve was $14.28 billion, recorded within the liability for future policy benefits. As disclosed by management, this liability is established using current best estimate assumptions, including mortality rates, lapse rates, and premium pattern rates, as well as interest rate and equity market return assumptions (collectively, the significant additional insurance reserve assumptions), and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date.

The principal considerations for our determination that performing procedures relating to the valuation of guaranteed benefit features associated with certain annuity and life products that are accounted for as market risk benefits and those that are included in the liability for future policy benefits is a critical audit matter are (i) the significant judgment by management when determining the valuation model for the benefit features accounted for as market risk benefits due to the lack of an observable market for these guarantees and when developing the aforementioned significant assumptions for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence related to management's model for market risk benefits recorded at fair value and the aforementioned assumptions used by management in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, including controls over the model for the benefit features accounted for as market risk benefits and development of the assumptions used in the valuation of the liabilities for the guaranteed benefit features accounted for as market risk benefits and additional insurance reserves. These procedures also included, among others, (i) testing management’s process for determining the valuation of guaranteed benefit features associated with certain annuity and life products included in market risk benefits and the liability for future policy benefits, (ii) the use of professionals with specialized skill and knowledge to assist in evaluating (a) the appropriateness of management’s model for market risk benefits recorded at fair value and (b) the reasonableness of the aforementioned assumptions used in the valuation based on industry knowledge and data as well as historical Company data and experience. The procedures also included testing the completeness and accuracy of data used to develop the aforementioned assumptions and testing that the aforementioned assumptions are accurately reflected in the models.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 20, 2024

We have served as the Company's auditor since 1996.

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Financial Position
December 31, 2023 and 2022 (in thousands, except share amounts)

	December 31, 2023	December 31, 2022
ASSETS
Fixed maturities, available-for-sale, at fair value (allowance for credit losses: 2023 – $2,008; 2022 – $4,769) (amortized cost: 2023 – $27,538,066; 2022 – $21,311,087)	$26,131,780	$19,025,401
Fixed maturities, trading, at fair value (amortized cost: 2023 – $3,476,746; 2022 – $2,682,022)	2,796,446	1,936,159
Equity securities, at fair value (cost: 2023 – $824,270; 2022 – $148,179)	844,950	143,072
Policy loans	1,472,677	505,367
Short-term investments	380,366	124,491
Commercial mortgage and other loans (net of $37,689 and $20,263 allowance for credit losses at December 31, 2023 and December 31, 2022, respectively)	6,122,721	4,928,680
Other invested assets (includes $85,025 and $116,110 of assets measured at fair value at December 31, 2023 and 2022, respectively)	1,222,985	1,088,613
Total investments	38,971,925	27,751,783
Cash and cash equivalents	2,139,792	2,397,627
Deferred policy acquisition costs(1)	7,097,511	6,930,425
Accrued investment income	333,838	219,635
Reinsurance recoverables(1)	38,709,651	37,096,562
Receivables from parent and affiliates	332,583	224,921
Deferred sales inducements(1)	351,424	381,504
Income tax assets(1)	1,737,651	1,694,751
Market risk benefit assets(1)	2,367,243	1,393,237
Other assets(1)	2,078,938	1,331,427
Separate account assets	119,188,485	114,051,246
TOTAL ASSETS	$213,309,041	$193,473,118
LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances(1)	$53,012,800	$41,912,536
Future policy benefits(1)	23,205,205	20,829,033
Market risk benefit liabilities(1)	5,144,401	5,521,601
Cash collateral for loaned securities	218,310	86,750
Short-term debt to affiliates	180,411	126,250
Long-term debt to affiliates	0	185,563
Payables to parent and affiliates	2,667,696	2,126,571
Other liabilities(1)	5,170,308	3,597,373
Separate account liabilities	119,188,485	114,051,246
Total liabilities	208,787,616	188,436,923
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 16)
EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	5,052,602	6,037,914
Retained earnings / (accumulated deficit)(1)	(532,951)	(994,154)
Accumulated other comprehensive income (loss)(1)	(30,920)	(10,065)
Total Pruco Life Insurance Company equity	4,491,231	5,036,195
Noncontrolling interests	30,194	0
Total equity	4,521,425	5,036,195
TOTAL LIABILITIES AND EQUITY	$213,309,041	$193,473,118

(1)    Prior period amounts reflect the implementation of Accounting Standard Update ("ASU") 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	2023	2022	2021
REVENUES
Premiums(1)	$328,897	$265,208	$184,458
Policy charges and fee income(1)	1,536,606	1,230,601	1,300,095
Net investment income	1,675,522	884,001	550,235
Asset administration fees	232,950	284,182	202,177
Other income (loss)(1)	744,628	(651,469)	262,420
Realized investment gains (losses), net(1)	(1,083,660)	336,382	(386,894)
Change in value of market risk benefits, net of related hedging gain (loss)(1)	(94,368)	(700,581)	(4,222,530)
TOTAL REVENUES	3,340,575	1,648,324	(2,110,039)
BENEFITS AND EXPENSES
Policyholders’ benefits(1)	503,789	458,373	82,710
Change in estimates of liability for future policy benefits(1)	3,952	55,099	27,008
Interest credited to policyholders’ account balances(1)	655,445	445,215	(151,389)
Amortization of deferred policy acquisition costs(1)	534,435	520,276	325,595
General, administrative and other expenses(1)	1,151,452	1,156,464	(523,774)
TOTAL BENEFITS AND EXPENSES	2,849,073	2,635,427	(239,850)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	491,502	(987,103)	(1,870,189)
Income tax expense (benefit)(1)	29,378	(295,535)	(474,786)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	462,124	(691,568)	(1,395,403)
Equity in earnings of operating joint venture, net of taxes	(433)	(75,137)	702
NET INCOME (LOSS)	$461,691	$(766,705)	$(1,394,701)
Less: Income (loss) attributable to noncontrolling interests	488	0	0
NET INCOME (LOSS) ATTRIBUTABLE TO PRUCO LIFE INSURANCE COMPANY	$461,203	$(766,705)	$(1,394,701)
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	2,419	(9,337)	(3,891)
Net unrealized investment gains (losses)(1)	691,952	(2,254,037)	(210,486)
Interest rate remeasurement of future policy benefits(1)	(60,978)	310,353	37,274
Gain (loss) from changes in non-performance risk on market risk benefits(1)	(659,875)	1,440,305	(435,232)
Total	(26,482)	(512,716)	(612,335)
Less: Income tax expense (benefit) related to other comprehensive income (loss)(1)	(5,627)	(106,197)	(128,241)
Other comprehensive income (loss), net of taxes	(20,855)	(406,519)	(484,094)
Comprehensive income (loss)	440,836	(1,173,224)	(1,878,795)
Less: Comprehensive income (loss) attributable to noncontrolling interests	488	0	0
Comprehensive income (loss) attributable to Pruco Life Insurance Company	$440,348	$(1,173,224)	$(1,878,795)
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Equity
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings / (Accumulated Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Pruco Life Insurance Company Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2020	$2,500	$1,726,690	$1,772,398	$546,128	$4,047,716	$0	$4,047,716
Cumulative effect of adoption of ASU 2018-12			(605,146)	334,420	(270,726)		(270,726)
Contributed capital		4,342,215			4,342,215		4,342,215
Contributed (distributed) capital-parent/child asset transfers		(26,414)			(26,414)		(26,414)
Comprehensive income (loss):
Net income (loss)			(1,394,701)		(1,394,701)		(1,394,701)
Other comprehensive income (loss), net of tax				(484,094)	(484,094)	0	(484,094)
Total comprehensive income (loss)					(1,878,795)	0	(1,878,795)
Balance, December 31, 2021(1)	2,500	6,042,491	(227,449)	396,454	6,213,996	0	6,213,996
Contributed capital		17,861			17,861		17,861
Contributed (distributed) capital-parent/child asset transfers		(22,438)			(22,438)		(22,438)
Comprehensive income (loss):
Net income (loss)			(766,705)		(766,705)		(766,705)
Other comprehensive income (loss), net of tax				(406,519)	(406,519)	0	(406,519)
Total comprehensive income (loss)					(1,173,224)	0	(1,173,224)
Balance, December 31, 2022(1)	2,500	6,037,914	(994,154)	(10,065)	5,036,195	0	5,036,195
Return of capital		(1,400,000)			(1,400,000)		(1,400,000)
Contributed capital		412,382			412,382		412,382
Contributions from noncontrolling interests						29,706	29,706
Contributed (distributed) capital-parent/child asset transfers		2,306			2,306		2,306
Comprehensive income (loss):
Net income (loss)			461,203		461,203	488	461,691
Other comprehensive income (loss), net of tax				(20,855)	(20,855)		(20,855)
Total comprehensive income (loss)					440,348	488	440,836
Balance, December 31, 2023	$2,500	$5,052,602	$(532,951)	$(30,920)	$4,491,231	$30,194	$4,521,425
(1) Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows
Years Ended December 31, 2023, 2022 and 2021 (in thousands)

	2023	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)(1)	$461,691	$(766,705)	$(1,394,701)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income(1)	69,986	131,936	165,675
Interest credited to policyholders’ account balances(1)	655,445	445,215	(151,389)
Realized investment (gains) losses, net(1)	1,083,660	(336,382)	386,894
Change in value of market risk benefits, net of related hedging (gains) losses(1)	94,368	700,581	4,222,530
Change in:
Future policy benefits and other insurance liabilities(1)	2,241,530	3,743,780	1,831,520
Reinsurance recoverables(1)	(639,002)	(2,254,290)	(1,134,683)
Accrued investment income	(110,760)	(58,762)	(66,414)
Net payables to/receivables from parent and affiliates	(120,565)	80,370	(16,904)
Deferred policy acquisition costs(1)	(560,471)	(442,303)	(4,067,946)
Income taxes(1)	(37,886)	(334,769)	(842,107)
Derivatives, net	(282,729)	(651,654)	(1,193,004)
Other, net(1)	(395,372)	1,567,947	1,376,588
Cash flows from (used in) operating activities	2,459,895	1,824,964	(883,941)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	1,736,809	1,688,079	1,251,269
Fixed maturities, trading	97,693	907,941	914,662
Equity securities	189,237	242,292	100,151
Policy loans	182,973	169,723	172,932
Ceded policy loans	(119,787)	(112,164)	(13,387)
Short-term investments	456,983	632,069	221,645
Commercial mortgage and other loans	167,888	196,672	280,103
Other invested assets	19,693	60,349	302,692
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(7,544,596)	(7,009,578)	(2,504,582)
Fixed maturities, trading	(857,717)	(425,267)	(117,247)
Equity securities	(678,847)	(281,684)	(98,122)
Policy loans	(1,162,959)	(144,764)	(122,297)
Ceded policy loans	151,019	71,402	12,161
Short-term investments	(690,173)	(558,161)	(317,593)
Commercial mortgage and other loans	(1,341,450)	(1,076,351)	(565,222)
Other invested assets	(190,826)	(166,345)	(148,842)
Notes receivable from parent and affiliates, net	4,456	771	(54,026)
Derivatives, net	(55,091)	(366,805)	(3,234)
Other, net	(4,808)	57,687	(10,392)
Cash flows from (used in) investing activities	(9,639,503)	(6,114,134)	(699,329)

	2023	2022	2021
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	12,101,043	9,996,128	5,690,619
Ceded policyholders’ account deposits	(1,189,331)	(1,216,195)	(1,149,254)
Policyholders’ account withdrawals	(3,695,248)	(3,727,579)	(3,927,948)
Ceded policyholders’ account withdrawals	625,238	638,392	326,680
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	131,577	83,762	287
Contributed / (return of) capital	(995,000)	0	776,657
Contributed (distributed) capital - parent/child asset transfers	2,919	(11,478)	(6,148)
Net change in all other financing arrangements (maturities 90 days or less)	(584)	584	0
Proceeds from the issuance of debt (maturities longer than 90 days)	0	0	323,839
Repayments of debt (maturities longer than 90 days)	(121,772)	0	0
Drafts outstanding	(885)	63,579	43,741
Other, net	63,816	(59,327)	(3,251)
Cash flows from (used in) financing activities	6,921,773	5,767,866	2,075,222
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(257,835)	1,478,696	491,952
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	2,397,627	918,931	426,979
CASH AND CASH EQUIVALENTS, END OF YEAR	$2,139,792	$2,397,627	$918,931
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid (refund)	$67,203	$39,201	$391,015
Interest paid	$4,533	$7,863	$6,341
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Significant Non-Cash Transactions
"Cash flows from (used in) operating activities" for the year ended December 31, 2023 excludes certain non-cash activities in the amount of $475 million related to the novated indexed variable annuities under the reinsurance agreement with Fortitude Life Insurance & Annuity Company (“FLIAC”). See Note 11 for more details regarding this transaction.
"Cash flows from (used in) operating activities" for the year ended December 31, 2022 excludes certain non-cash activities in the amount of $531 million related to the Company entering into an affiliated reinsurance agreement with Lotus Reinsurance Company Ltd. ("Lotus Re") on January 1, 2022 and $4,656 million related to the indexed variable annuities novated to the Company in connection with the reinsurance agreement with FLIAC. See Note 11 for more details regarding these transactions. The Company also received $18 million of non-cash assets from its parent, The Prudential Insurance Company of America ("Prudential Insurance"). See Note 15 for additional information.

Cash Flows from Investing and Financing Activities for the year ended December 31, 2021 excludes certain non-cash activities related to the following transactions:

Effective July 1, 2021, Pruco Life Insurance Company recaptured the risks related to its business that had previously been reinsured to Prudential Annuities Life Assurance Corporation from April 1, 2016 through June 30, 2021. See Note 1 for additional information.

Effective December 1, 2021, the Pruco Life Insurance Company assumed certain variable and fixed annuities from Prudential Annuities Life Assurance Corporation, which resulted in $2.6 billion of investment transfers and $0.2 billion of dividend payment in securities. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, (“Pruco Life”) is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), which in turn is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York, and sells such products primarily through affiliated and unaffiliated distributors.

Pruco Life has one wholly-owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, (“PLNJ”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only. Pruco Life and its subsidiaries are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Prudential Financial Sale of PALAC

Effective April 1, 2022, Prudential Financial completed the sale of Prudential Annuities Life Assurance Corporation (“PALAC”) to Fortitude Group Holdings, LLC (“Fortitude”). As such, PALAC is no longer an affiliate of Prudential Financial or the Company. Fortitude subsequently renamed the company Fortitude Life Insurance & Annuity Company (“FLIAC”).

2021 Variable Annuities Recapture

Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture does not impact PLNJ, which will continue to reinsure its new and in force business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders are being managed within the Company. This transaction is referred to as the "2021 Variable Annuities Recapture".

The day 1 impact of the Variable Annuities Recapture resulted in the following significant non-cash transactions:
•The increase in total investments includes non-cash activities of $8.3 billion related to the recapture transaction.
•The Company incurred a loss related to ceding commissions of $2 billion.
•The increase in Additional paid-in capital includes non-cash activities of $3.4 billion in invested assets related to capital contributions from Prudential Insurance

Affiliated Asset Transfers

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC/ Retained Earnings Increase/(Decrease)	Realized Investment Gain/(Loss), Net	Derivative Gain/(Loss)
				(in millions)
PALAC	July 1, 2021	Purchase	Derivatives, Fixed Maturities, Equity Securities, Commercial Mortgages and JV/LP Investments	$4,908	$4,908	$0	$0	$0
Prudential Insurance	July 1, 2021	Contributed Capital	Fixed Maturities	$3,420	$3,420	$3,420	$0	$0

As part of the recapture transaction, the Company received invested assets of $6.8 billion, net of $2 billion ceding commissions as consideration from PALAC, which is equivalent to the amount of statutory reserve credit taken as of June 30, 2021. The Company released a reinsurance recoverable of $11.6 billion.

The Company derecognized its ceded DAC and Deferred Sales Inducements ("DSI") balances as of June 30, 2021. The company also recognized a net deferred reinsurance loss from the original transaction of $0.2 billion. As a result of the recapture transaction, the Company recognized a pre-tax loss of $2.9 billion immediately.

There was a $3.8 billion capital contribution from Prudential Insurance, which includes $3.4 billion in invested assets and $0.4 billion in cash.

Reinsurance Agreement with FLIAC

Effective December 1, 2021, the Company entered into a reinsurance agreement with FLIAC (previously named PALAC) under which the Company assumed all of its variable and fixed indexed annuities, and fixed annuities with a guaranteed lifetime withdrawal income feature from FLIAC. As a result, the Company recognized a deferred reinsurance loss of $238 million. As of December 31, 2021, the reinsurance recoverable from the reinsurance of indexed variable annuities was $7.2 billion, and the Policyholders' account balances resulting from the reinsurance of variable and fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income benefit was $9.8 billion. See Note 11 for additional information regarding this reinsurance arrangement.

Basis of Presentation

On January 1, 2023, the Company adopted ASU 2018-12, Financial Services— Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, which provided new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. See “Adoption of ASU 2018-12” below for additional information regarding this adoption, including the impacts to the Company’s 2022 and 2021 financial statements from implementing the new accounting standard as well as the transition impacts recorded as of January 1, 2021. See Note 2 for additional details regarding the key policy changes effected by this ASU and updated accounting policies resulting from the adoption of this ASU for all periods presented in the Consolidated Financial Statements.

The Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The Consolidated Financial Statements include the accounts of Pruco Life and entities over which the Company exercises control, including majority-owned subsidiaries. Intercompany balances and transactions have been eliminated.

Adoption of ASU 2018-12

In August 2018, the Financial Accounting Standards Board ("FASB") issued ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts which provides new authoritative guidance impacting the accounting and disclosure requirements for long-duration insurance and investment contracts issued by the Company. The Company adopted this guidance, effective January 1, 2023, using the modified retrospective transition method, where permitted, for changes to the liability for future policy benefits and DAC and related balances, and using the retrospective transition method, as required, for market risk benefits. The Company applied the guidance as of the transition date of January 1, 2021 and retrospectively adjusted prior period amounts shown in the 2023 financial statements to reflect the new guidance.

The following tables present amounts as originally reported for 2022 and 2021, the effect upon those amounts from the adoption of the new guidance under ASU 2018-12, and the adjusted amounts that are reflected in the Consolidated Financial Statements included herein.

Consolidated Statements of Financial Position:

	December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
Deferred policy acquisition costs	$6,616,097	$314,328	$6,930,425
Reinsurance recoverables	34,561,825	2,534,737	37,096,562
Deferred sales inducements	275,574	105,930	381,504
Income tax assets	1,873,740	(178,989)	1,694,751
Market risk benefit assets	0	1,393,237	1,393,237
Other assets	1,327,393	4,034	1,331,427
TOTAL ASSETS	$189,299,841	$4,173,277	$193,473,118
Policyholders’ account balances	$41,748,241	$164,295	$41,912,536
Future policy benefits	23,204,533	(2,375,500)	20,829,033
Market risk benefit liabilities	0	5,521,601	5,521,601
Other liabilities	3,407,156	190,217	3,597,373
Total liabilities	184,936,310	3,500,613	188,436,923

Retained earnings / (accumulated deficit)	(95,583)	(898,571)	(994,154)
Accumulated other comprehensive income (loss)	(1,581,300)	1,571,235	(10,065)
Total equity	4,363,531	672,664	5,036,195
TOTAL LIABILITIES AND EQUITY	$189,299,841	$4,173,277	$193,473,118

Consolidated Statements of Operations and Comprehensive Income (Loss):

	Year Ended December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Premiums	$274,783	$(9,575)	$265,208
Policy charges and fee income	1,731,957	(501,356)	1,230,601
Other income (loss)	(661,860)	10,391	(651,469)
Realized investment gains (losses), net	1,041,435	(705,053)	336,382
Change in value of market risk benefits, net of related hedging gain (loss)	0	(700,581)	(700,581)
TOTAL REVENUES	3,554,498	(1,906,174)	1,648,324
BENEFITS AND EXPENSES
Policyholders’ benefits	609,392	(151,019)	458,373
Change in estimates of liability for future policy benefits	0	55,099	55,099
Interest credited to policyholders’ account balances	517,488	(72,273)	445,215
Amortization of deferred policy acquisition costs	857,385	(337,109)	520,276
General, administrative and other expenses	1,154,229	2,235	1,156,464
TOTAL BENEFITS AND EXPENSES	3,138,494	(503,067)	2,635,427
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	416,004	(1,403,107)	(987,103)
Income tax expense (benefit)	(882)	(294,653)	(295,535)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	416,886	(1,108,454)	(691,568)
NET INCOME (LOSS)	$341,749	$(1,108,454)	$(766,705)
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(2,430,238)	176,201	(2,254,037)
Interest rate remeasurement of future policy benefits	0	310,353	310,353
Gain (loss) from changes in non-performance risk on market risk benefits	0	1,440,305	1,440,305
Total	(2,439,575)	1,926,859	(512,716)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(510,840)	404,643	(106,197)
Other comprehensive income (loss), net of taxes	(1,928,735)	1,522,216	(406,519)
Comprehensive income (loss)	$(1,586,986)	$413,762	$(1,173,224)

	Year Ended December 31, 2021
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
REVENUES
Premiums	$203,676	$(19,218)	$184,458
Policy charges and fee income	1,529,757	(229,662)	1,300,095
Other income (loss)	267,208	(4,788)	262,420
Realized investment gains (losses), net	(5,295,406)	4,908,512	(386,894)
Change in value of market risk benefits, net of related hedging gain (loss)	0	(4,222,530)	(4,222,530)
TOTAL REVENUES	(2,542,353)	432,314	(2,110,039)
BENEFITS AND EXPENSES
Policyholders’ benefits	655,910	(573,200)	82,710
Change in estimates of liability for future policy benefits	0	27,008	27,008
Interest credited to policyholders’ account balances	(114,585)	(36,804)	(151,389)
Amortization of deferred policy acquisition costs	342,118	(16,523)	325,595
General, administrative and other expenses	(523,925)	151	(523,774)
TOTAL BENEFITS AND EXPENSES	359,518	(599,368)	(239,850)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	(2,901,871)	1,031,682	(1,870,189)
Income tax expense (benefit)	(691,439)	216,653	(474,786)
INCOME (LOSS) FROM OPERATIONS BEFORE EQUITY IN EARNINGS OF OPERATING JOINT VENTURE	(2,210,432)	815,029	(1,395,403)
NET INCOME (LOSS)	$(2,209,730)	$815,029	$(1,394,701)
Other comprehensive income (loss), before tax:
Net unrealized investment gains (losses)	(247,176)	36,690	(210,486)
Interest rate remeasurement of future policy benefits	0	37,274	37,274
Gain (loss) from changes in non-performance risk on market risk benefits	0	(435,232)	(435,232)
Total	(251,067)	(361,268)	(612,335)
Less: Income tax expense (benefit) related to other comprehensive income (loss)	(52,374)	(75,867)	(128,241)
Other comprehensive income (loss), net of taxes	(198,693)	(285,401)	(484,094)
Comprehensive income (loss)	$(2,408,423)	$529,628	$(1,878,795)

Consolidated Statements of Cash Flows:

	Year Ended December 31, 2022
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$341,749	$(1,108,454)	$(766,705)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(78,754)	210,690	131,936
Interest credited to policyholders’ account balances	517,488	(72,273)	445,215
Realized investment (gains) losses, net	(1,041,435)	705,053	(336,382)
Change in value of market risk benefits, net of related hedging (gains) losses	0	700,581	700,581
Change in:
Future policy benefits and other insurance liabilities	2,407,887	1,335,893	3,743,780
Reinsurance recoverables	(1,181,692)	(1,072,598)	(2,254,290)
Deferred policy acquisition costs	(105,194)	(337,109)	(442,303)
Income taxes	(40,095)	(294,674)	(334,769)
Other, net	1,635,056	(67,109)	1,567,947
Cash flows from (used in) operating activities	$1,824,964	$0	$1,824,964

	Year Ended December 31, 2021
IMPACTED LINES ONLY	As Originally Reported	Effect of Change	As Currently Reported
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(2,209,730)	$815,029	$(1,394,701)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Policy charges and fee income	(21,763)	187,438	165,675
Interest credited to policyholders’ account balances	(114,585)	(36,804)	(151,389)
Realized investment (gains) losses, net	5,295,406	(4,908,512)	386,894
Change in value of market risk benefits, net of related hedging (gains) losses	0	4,222,530	4,222,530
Change in:
Future policy benefits and other insurance liabilities	2,080,967	(249,447)	1,831,520
Reinsurance recoverables	(1,304,306)	169,623	(1,134,683)
Deferred policy acquisition costs	(3,926,121)	(141,825)	(4,067,946)
Income taxes	(1,082,459)	240,352	(842,107)
Other, net	1,674,972	(298,384)	1,376,588
Cash flows from (used in) operating activities	$(883,941)	$0	$(883,941)

The following tables detail the January 1, 2021 transition adjustments by providing a rollforward of the ending reported balances as of December 31, 2020 to the opening balances as of January 1, 2021 for retained earnings, accumulated other comprehensive income (“AOCI”) and the impacted insurance-related balances.

January 1, 2021
Retained Earnings
(in thousands)
Balance after-tax, prior to transition	$1,772,398
Reclassification of market risk benefits non-performance risk to accumulated other comprehensive income(1)	(722,837)
Updates to certain universal life contract liabilities(2)	(116,120)
Other(3)	72,950
Total pre-tax adjustments	(766,007)
Tax impacts	160,861
Balance after-tax, after transition	$1,167,252
(1)    Reflects the cumulative impact of changes in the fair value of market risk benefits (“MRBs”) non-performance risk (“NPR”) from the date of contract issuance to January 1, 2021. These amounts were previously recorded in retained earnings but are now reflected in AOCI under the new guidance.
(2)    Reflects the impact on additional insurance reserves ("AIR") and other related balances primarily related to the no-lapse guarantee features on certain universal life contracts. For additional information, see Note 2.
(3)    Primarily reflects the reassessment of deferred reinsurance gains ("DRG") and losses ("DRL").

January 1, 2021
Accumulated Other Comprehensive Income
(in thousands)
Balance after-tax, prior to transition	$546,128
Interest rate remeasurement of future policy benefits	(196,526)
Reclassification of market risk benefits non-performance risk to accumulated other comprehensive income(1)	722,837
Unwinding amounts related to unrealized investment gains and losses(2)	(102,042)
Change in operating joint ventures	(753)
Total pre-tax adjustments	423,516
Tax impacts	(89,096)
Balance after-tax, after transition	$880,548
(1)    Reflects the cumulative impact of changes in NPR on the fair value of market risk benefits from the date of contract issuance to January 1, 2021. These amounts were previously recorded in retained earnings but are now reflected in AOCI under the new guidance.
(2)    Primarily reflects amounts related to DAC and other balances as unrealized investment gains or losses no longer impact the amortization pattern of such balances under the new guidance. Also includes the impacts from updates to reserves and other related balances for certain universal life contracts. For additional information, see Note 2.

	January 1, 2021
	Deferred Policy Acquisition Costs
	Term Life	Variable/Universal Life	Total
	(in thousands)
Balance prior to transition	$462,098	$1,971,838	$2,433,936
Unwinding amounts related to unrealized investment gains and losses	0	74,702	74,702
Other(1)	1	(15,557)	(15,556)
Balance after transition	$462,099	$2,030,983	$2,493,082
(1)    Represents miscellaneous model refinements.

	January 1, 2021
	Deferred Reinsurance Losses(1)
	Variable Annuities	Term Life	Variable/Universal Life	Total
	(in thousands)
Balance prior to transition	$118,579	$87,932	$27,167	$233,678
Unwinding amounts related to unrealized investment gains and losses	14,804	0	0	14,804
Effect of change in reserve basis to market risk benefits	141,032	0	0	141,032
Effect of change in SOP 03-1 reserve basis	0	0	(27,167)	(27,167)
Balance after transition	$274,415	$87,932	$0	$362,347
(1)    Deferred reinsurance losses are included in “Other assets”.

January 1, 2021
Deferred Reinsurance Gains(1)
Variable/Universal Life
(in thousands)
Balance prior to transition	$134,213
Effect of change in SOP 03-1 reserve basis	40,046
Balance after transition	$174,259
(1)    Deferred reinsurance gains are included in “Other liabilities”.

	January 1, 2021
	Benefit Reserves(1)
	Term Life	Life Insurance - Taiwan	Other(2)	Total
	(in thousands)
Balance prior to transition	$6,674,490	$1,592,329	$219,744	$8,486,563
Changes in cash flow assumptions and other activity	(259)	43,233	(7,283)	35,691
Balance after transition, at original discount rate	6,674,231	1,635,562	212,461	8,522,254
Cumulative changes in discount rate assumptions	2,432,010	3,316,991	27,818	5,776,819
Balance after transition, at current discount rate	9,106,241	4,952,553	240,279	14,299,073
Less: Reinsurance recoverable	8,536,200	4,952,553	239,874	13,728,627
Balance after transition, net of reinsurance recoverable	$570,041	$0	$405	$570,446
(1)    Benefit reserves, excluding amounts for reinsurance recoverable, are included in "Future policy benefits". For additional information on the liability for future policy benefits, see Note 8.
(2)    Other includes fixed annuities and retirement products.

	January 1, 2021
	Deferred Profit Liability(1)
	Life Insurance - Taiwan	Other(2)	Total
	(in thousands)
Balance prior to transition	$49,127	$1,689	$50,816
Changes in benefit reserves	(6,671)	8,521	1,850
Balance after transition	42,456	10,210	52,666
Less: Reinsurance recoverable	42,456	10,210	52,666
Balance after transition, net of reinsurance recoverable	$0	$0	$0
(1)    Deferred profit liability ("DPL"), excluding amounts for reinsurance recoverable, is included in "Future policy benefits". For additional information regarding the liability for future policy benefits, see Note 8.
(2)    Other includes fixed annuities and retirement products.

	January 1, 2021
	Additional Insurance Reserves(1)
	Variable/Universal Life	Variable Annuities	Total
	(in thousands)
Balance prior to transition	$9,363,585	$588,311	$9,951,896
Unwinding amounts related to unrealized investment gains and losses	(1,426,811)	(53,889)	(1,480,700)
Balance prior to transition, excluding amounts related to unrealized investment gains and losses	7,936,774	534,422	8,471,196
Reclassification of future policy benefits additional insurance reserves to market risk benefits	0	(534,422)	(534,422)
Updates to certain universal life contract liabilities(2)	1,771,341	0	1,771,341
Balance after transition, excluding amounts related to unrealized investment gains and losses	9,708,115	0	9,708,115
Amounts related to unrealized investment gains and losses after transition	1,169,972	0	1,169,972
Balance after transition	10,878,087	0	10,878,087
Less: Reinsurance recoverable	10,685,150	0	10,685,150
Balance after transition, net of reinsurance recoverable	$192,937	$0	$192,937
(1)    AIR, excluding amounts for reinsurance recoverable, are included in "Future policy benefits". For additional information regarding the liability for future policy benefits, see Note 8.
(2)    For additional information regarding updates to reserves and other related balances for certain universal life contracts, see Note 2.

January 1, 2021
Unearned Revenue Reserves(1)
Variable/Universal Life
(in thousands)
Balance prior to transition	$1,377,669
Unwinding amounts related to unrealized investment gains and losses and other activity	367,599
Balance after transition	1,745,268
Less: Reinsurance recoverable	751,517
Balance after transition, net of reinsurance recoverable	$993,751
(1)    Unearned revenue reserves ("URR") are included in "Policyholders' account balances". For additional information regarding the liability for policyholders' account balances, see Note 9.

January 1, 2021
Market Risk Benefits(1)
Variable Annuities
(in thousands)
Liability for guaranteed benefits recorded at fair value, prior to transition	$13,227,814
Additional insurance reserves to be reclassed to market risk benefits, prior to transition, excluding amounts related to unrealized investment gains and losses	534,422
Total liability prior to transition	13,762,236
Change in reserve basis to market risk benefits framework	(184,693)
Market risk benefits after transition, at current non-performance risk value	13,577,543
Less: Reinsured market risk benefits	13,589,575
Market risk benefits after transition, net of reinsurance	(12,032)

Market risk benefits after transition, at contract inception non-performance risk value	14,300,380
Cumulative change in non-performance risk	722,837
Market risk benefits after transition, at current non-performance risk value	$13,577,543
(1)    For additional information regarding market risk benefits, see Note 10.

January 1, 2021
Cost of Reinsurance(1)
Variable/Universal Life
(in thousands)
Balance prior to transition	$602,294
Unwinding amounts related to unrealized investment gains and losses	(246,899)
Balance prior to transition, excluding amounts related to unrealized investment gains and losses	355,395
Impact from updates to certain universal life contract liabilities(2)	81,920
Balance after transition, excluding amounts related to unrealized investment gains and losses	437,315
Amounts related to unrealized investment gains and losses after transition	191,098
Balance after transition	$628,413
(1)    Cost of reinsurance is included in "Other liabilities".
(2)    For additional information regarding updates to reserves and other related balances for certain universal life contracts, see Note 2.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining future policy benefits; policyholders' account balances and reinsurance related to the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products; market risk benefits; the valuation of investments including derivatives, the measurement of allowance for credit losses, and the recognition of other-than-temporary impairments; reinsurance recoverables; any provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal and regulatory matters.

Reclassifications

Certain amounts in prior periods have been reclassified for reasons unrelated to the adoption of ASU 2018-12 to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

ASSETS

Fixed maturities, available-for-sale, at fair value ("AFS debt securities") includes bonds, notes and redeemable preferred stock that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. The purchased cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity or, if applicable, call date.

AFS debt securities, where fair value is below amortized cost, are reviewed quarterly to determine whether the amortized cost basis of the security is recoverable. For mortgage-backed and asset-backed AFS debt securities, a credit impairment will be recognized in earnings as an allowance for credit losses and reported in “Realized investment gains (losses), net,” to the extent the amortized cost exceeds the net present value of projected future cash flows (the “net present value”) for the security. However, the credit impairment recorded cannot exceed the difference between the amortized cost and fair value of the respective security. The net present value used to measure a credit impairment is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the AFS debt security at the date of acquisition. Once the Company has deemed all or a portion of the amortized cost uncollectible, the allowance is removed from the balance sheet by writing down the amortized cost basis of the AFS debt security. Any amount of an AFS debt security’s change in fair value not recorded as an allowance for credit losses will be recorded in Other Comprehensive Income (loss) (“OCI”).

For all other AFS debt securities, qualitative factors are first considered including, but not limited to, the extent of the decline and the reasons for the decline in value (e.g., credit events, currency or interest-rate related, including general credit spread widening), and the financial condition of the issuer. If analysis of these qualitative factors results in the security needing to be impaired, a credit impairment will be recognized and measured using the same process for mortgage-backed and asset-backed AFS debt securities.

When an AFS debt security's fair value is below amortized cost and the Company has the intent to sell the AFS debt security, or it is more likely than not the Company will be required to sell the AFS debt security before its anticipated recovery, the amortized cost basis of the AFS debt security is written down to fair value and any previously recognized allowance is reversed. The write-down is reported in "Realized investment gains (losses), net".

Interest income, including amortization of premium and accretion of discount, are included in “Net investment income” under the effective yield method. Prepayment premiums are also included in “Net investment income”.

For high credit quality mortgage-backed and asset-backed AFS debt securities (those rated AA or above), the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to “Net investment income” in accordance with the retrospective method.

For mortgage-backed and asset-backed AFS debt securities rated below AA, the effective yield is adjusted prospectively for any changes in the estimated timing and amount of cash flows unless the investment is purchased with credit deterioration or an allowance is currently recorded for the respective security. If an investment is impaired, any changes in the estimated timing and amount of cash flows will be recorded as the credit impairment, as opposed to a yield adjustment. If the asset is purchased with credit deterioration (or previously impaired), the effective yield will be adjusted if there are favorable changes in cash flows subsequent to the allowance being reduced to zero.

For mortgage-backed and asset-backed AFS debt securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. These assumptions can significantly impact income recognition, unrealized gains and loss recorded in OCI, and the amount of impairment recognized in earnings. The payment priority of the respective security is also considered. For all other AFS debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

Fixed maturities, trading, at fair value ("Trading debt securities") includes debt securities that are carried at fair value. See Note 5 for additional information regarding the determination of fair value. Realized and unrealized gains and losses for these investments are reported in “Other income (loss),” and interest income from these investments is reported in “Net investment income”.

Equity securities, at fair value consists of common stock and mutual fund shares carried at fair value. Realized and unrealized gains and losses on these investments are reported in “Other income (loss),” and dividend income is reported in “Net investment income” on the ex-dividend date.

Policy loans represents funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Short-term investments primarily consists of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value or amortized cost that approximates fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural property loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of any current expected credit loss ("CECL") allowance. Certain off-balance sheet credit exposures (e.g., indemnification of serviced mortgage loans, and certain unfunded mortgage loan commitments where the Company cannot unconditionally cancel the commitment) are also subject to a CECL allowance. See Note 16 for additional information.

Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income.”

The CECL allowance represents the Company’s best estimate of expected credit losses over the remaining life of the assets or off-balance sheet credit exposures. The determination of the allowance considers historical credit loss experience, current conditions, and reasonable and supportable forecasts.

The allowance is calculated separately for commercial mortgage loans, agricultural mortgage loans, other collateralized and uncollateralized loans. For commercial mortgage and agricultural mortgage loans, the allowance is calculated using an internally developed CECL model that pools together loans that share similar risk characteristics. Similar risk characteristics used to create the pools include, but are not limited to, vintage, maturity, credit rating, and collateral type.

Key inputs to the CECL model include unpaid principal balances, internal credit ratings, annual expected loss factors, average lives of the loans adjusted for prepayment considerations, current and historical interest rate assumptions, and other factors influencing the Company’s view of the current stage of the economic cycle and future economic conditions. Subjective considerations include a review of whether historical loss experience is representative of current market conditions and the Company’s view of the credit cycle. Model assumptions and factors are reviewed and updated as appropriate. Information about certain key inputs is detailed below.

Key factors in determining the internal credit ratings for commercial mortgage and agricultural mortgage loans include loan-to-value and debt-service-coverage ratios. Other factors include amortization, loan term, and estimated market value growth rate and volatility for the property type and region. The loan-to-value ratio compares the carrying amount of the loan to the fair value of the underlying property or properties collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the carrying amount of the loan exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the carrying amount of the loan. The debt service coverage ratio is a property’s net operating income as a percentage of its debt service payments. Debt service coverage ratios less than 1.0 indicates that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

Annual expected loss rates are based on historical default and loss experience factors. Using average lives, the annual expected loss rates are converted into life-of-loan loss expectations.

When individual loans no longer have the credit risk characteristics of the commercial or agricultural mortgage loan pools, they are removed from the pools and are evaluated individually for an allowance. The allowance is determined based on the outstanding loan balance less the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

The CECL allowance on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. The change in allowance is reported in “Realized investment gains (losses), net”. As it relates to unfunded commitments that are in scope of this guidance, the CECL allowance is reported in “Other liabilities”, and the change in the allowance is reported in “Realized investment gains (losses), net”.

The CECL allowance for other collateralized and uncollateralized loans (e.g., corporate loans) carried at amortized cost is determined based on probability of default and loss given default assumptions by sector, credit quality and average lives of the loans. Additions to or releases of the allowance are reported in “Realized investment gains (losses), net.”

Once the Company has deemed a portion of the amortized cost to be uncollectible, the uncollectible portion of allowance is removed from the balance sheet by writing down the amortized cost basis of the loan. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Interest received on loans that are past due is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged against interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

Commercial mortgage and other loans are occasionally restructured. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt. Effective January 1, 2023, the Company adopted ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure, on a prospective basis. This ASU eliminates the accounting guidance for Troubled Debt Restructurings (“TDR”) for creditors and requires all loan restructurings to follow the modification guidance in ASC 310-20.

Prior to the adoption of ASU 2022-02, when restructurings occurred, they were evaluated individually to determine whether the restructuring or modification constituted a TDR as defined by authoritative accounting guidance. If the borrower was experiencing financial difficulty and the Company granted a concession, the restructuring, including those that involved a partial payoff or the receipt of assets in full satisfaction of the debt was deemed to be a TDR. If a loan modification was a TDR, the CECL allowance of the loan was remeasured using the modified terms and the loan's original effective yield.

Post adoption of ASU 2022-02, all restructurings are evaluated under the modification guidance in ASC 310-20. When a loan is modified, the Company evaluates whether the restructuring results in a continuation of the existing loan or a new loan. For modifications that result in a continuation of the existing loan, the CECL allowance of the loan is remeasured using the modified terms, including the loan’s post-modification effective yield, and the allowance is adjusted accordingly.

For modifications that result in a new loan, any CECL allowance is reversed and a direct write-down of the loan is recorded for the amount of the allowance, and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the new loan and the recorded investment in the loan. The new loan is evaluated prospectively for credit impairment based on the CECL allowance process noted above.

Other invested assets consist of the Company’s non-coupon investments in limited partnerships and limited liability companies ("LPs/LLCs"), other than operating joint ventures, as well as derivative assets. LPs/LLCs interests are accounted for using either the equity method of accounting, or at fair value. The Company’s income from investments in LPs/LLCs accounted for using the equity method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three-month lag. For the investments reported at fair value with changes in fair value reported in current earnings, the associated realized and unrealized gains and losses are reported in “Other income (loss)”.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, investments in joint ventures and limited partnerships and other types of investments, as well as changes to the allowance for credit losses recognized in earnings. Realized investment gains and losses also reflect fair value changes on commercial mortgage loans carried at fair value, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

Cash and cash equivalents includes cash on hand, amounts due from banks, certain money market investments, funds managed similar to regulated money market funds, other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Fixed maturities, available-for-sale, at fair value,” and receivables related to securities purchased under agreements to resell (see also "Securities sold under agreements to purchase" below.) The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents. These assets are generally carried at fair value or amortized cost which approximates fair value.

Deferred policy acquisition costs represents costs directly related to the successful acquisition of new and renewal insurance and annuity business. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully acquired contracts. In each reporting period, previously capitalized DAC is amortized and included in “Amortization of deferred policy acquisition costs”. Upon the adoption of ASU 2018-12, the carrying amount of DAC for long-duration contracts is no longer subject to recoverability testing.

DAC for most long-duration contracts is amortized on a constant-level basis at a grouped contract level over the expected life of the underlying insurance contracts. Contracts are grouped consistent with the groupings used to estimate the liability for future policy benefits (or other related balances) for the corresponding contracts. Since contracts within a grouping may be of different sizes, contracts within a group are weighted to achieve appropriate amortization and to ensure that DAC is derecognized when a policy is no longer in force. The constant-level basis used to weight contracts within a grouping and amortize DAC is generally defined as follows:

•Life insurance contracts – DAC associated with life insurance contracts is generally amortized in proportion to the initial face amount of life insurance in force. This is applicable to traditional and universal life insurance.

•Payout annuity contracts – DAC associated with payout annuity contracts is amortized in proportion to annual benefit payments.

•Deferred annuity contracts – DAC associated with fixed and variable deferred annuity contracts is amortized in proportion to deposits.

For single premium immediate annuities without life contingencies, acquisition expenses are deferred and amortized over the expected life of the contracts using the interest method.

Current period DAC amortization reflects the impact of changes in actual insurance in force during the period and changes in future assumptions effected as of the end of the quarter, where applicable. The Company typically updates actuarial assumptions annually in the second quarter, (see "Annual Assumptions Review" below), unless a material change is observed in an interim period that is indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, the Company expects such changes to be gradual over the long-term.

Assumptions used for DAC are consistent with those used in estimating the liability for future policy benefits (or any other related balance) for the corresponding contract. Determining the level of aggregation and actuarial assumptions used in projecting in force terminations requires judgment. Internal criteria are developed to determine the level of aggregation by considering both qualitative and quantitative materiality thresholds.

The assumptions used in projecting in force terminations are mortality, mortality improvement, and lapse assumptions. These assumptions are generally based on the Company’s experience, industry experience and/or other factors, as applicable. For variable deferred annuity contracts, lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefits and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 6 for additional information regarding DAC.

Accrued investment income primarily includes accruals of interest and dividend income from investments that have been earned but not yet received.

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates and third-party reinsurers, and are reported on the Consolidated Statements of Financial Position net of the CECL allowance. Reinsurance recoverables also include assumed modified coinsurance arrangements which generally reflect the value of the invested assets retained by the cedant and the associated asset returns. Modified coinsurance recoverables contain an embedded derivative (bifurcated and accounted for separately from the host contract) that is presented together with the derivative embedded in the modified coinsurance payables as one compound derivative. For additional information about these arrangements see Note 11.

The CECL allowance considers the credit quality of the reinsurance counterparty and is generally determined based on the probability of default and loss given default assumptions, after considering any applicable collateral arrangements. The CECL allowance does not apply to reinsurance recoverables with affiliated counterparties under common control. Additions to or releases of the allowance are reported in “Policyholders’ benefits.” Prior to the adoption of this standard, an allowance for credit losses for reinsurance recoverables was established only when it was deemed probable that a reinsurer may fail to make payments to us in a timely manner. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts under coinsurance arrangements are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. For reinsurance of in force blocks of non-participating traditional and limited-payment contracts, the current value of the direct liability as of inception of the reinsurance agreement is used to calculate the reinsurance recoverable and cost of reinsurance such that there is no immediate other comprehensive income or loss from recognition of the reinsurance recoverable at inception. Consistent with the direct liability, the reinsurance recoverable for non-participating traditional and limited-payment contracts is remeasured each period using current single A rates with the effect on the liability resulting from such updates recorded in "Interest rate remeasurement of future policy benefits" in OCI. For reinsurance of limited-payment contracts, the Company establishes a cost of reinsurance asset relating to the direct DPL and amortizes this balance through “Premiums” using the same methodology and assumptions used to amortize the direct DPL.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference between the fair value of the net consideration exchanged and the net liabilities ceded related to the underlying reinsured contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. This initial net cost of reinsurance is deferred and amortized into income over the remaining life of the reinsured policies on a basis consistent with the methodologies and assumptions used for amortizing DAC. This initial net cost of reinsurance may result in a deferred reinsurance gain which is recorded in "Other liabilities" and amortized through "Other income (loss)", or a deferred reinsurance loss which is recorded in "Other assets" and amortized through "General, administrative and other expenses".

Consistent with direct contracts, reinsurance agreements may also include features that meet the definition of an MRB and, if so, are accounted for at fair value. The fair value of direct or assumed MRBs reflects the Company's NPR, while the fair value of ceded MRBs reflects the counterparty credit risk of the reinsurer. Changes in the fair value of ceded MRBs, including the impact of changes in counterparty credit risk, are recorded in net income in "Change in value of market risk benefits, net of related hedging gain (loss)".

Coinsurance arrangements contrast with the Company’s yearly renewable term ("YRT") arrangements, where only mortality risk is transferred to the reinsurer and premiums are paid to the reinsurer to reinsure that risk. The mortality risk that is reinsured under YRT arrangements represents the difference between the stated death benefits in the underlying reinsured contracts and the corresponding reserves or account value carried by the Company on those same contracts. The premiums paid to the reinsurer are based upon negotiated amounts, not on the actual premiums paid by the underlying contractholders to the Company. As YRT arrangements are usually entered into by the Company with the expectation that the contracts will be in force for the lives of the underlying policies, they are considered to be long-duration reinsurance contracts. The cost of reinsurance for universal life products is generally recognized based on the gross assessments of the underlying direct policies. The cost of reinsurance for term insurance products is generally recognized in proportion to direct premiums over the life of the underlying policies.

Market risk benefit assets represents MRBs in an asset position and are presented separately from MRBs in a liability position. See “Market risk benefit liabilities” below. MRB assets also reflect ceded MRBs resulting from reinsurance of the Company's Prudential Defined Income ("PDI") traditional variable annuity contracts. See Note 11 for additional information regarding the reinsurance of PDI.

Deferred Sales Inducements are amounts that are credited to a policyholders’ account balance primarily as an inducement to purchase fixed and/or variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the expected life of the policy using the same methodology, factors and assumptions used to amortize DAC. The Company records amortization of DSI in “Interest credited to policyholders’ account balances.” Unlike DAC, DSI are considered contractual cash flows and, as a result, are subject to periodic recoverability testing. See Note 6 for additional information regarding DSI.

Income tax assets primarily represents the net deferred tax asset and the Company’s estimated taxes receivable for the current year and open audit years.

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members record tax benefits to the extent tax losses or tax credits are recognized in the consolidated federal tax provision.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 12 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process. First, the Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely to be realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 12 for additional information regarding income taxes.

Other assets consists primarily of deposit assets related to a reinsurance agreement entered into with a third-party reinsurer during 2021 using deposit accounting under U.S. GAAP, see Note 11 for additional information. Included in these deposit assets are amounts representing fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5. Also included are premiums due, deferred loss on reinsurance which is amortized over the expected life of the reinsured contracts on a constant-level basis, receivables resulting from sales of securities that had not yet settled at the balance sheet date, prepaid tax expenses, and the Company’s investments in operating joint ventures. Investments in operating joint ventures are generally accounted for under the equity method. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary.

Separate account assets represents segregated funds that are invested for certain policyholders, and other customers. The assets consist primarily of equity securities, fixed maturities, real estate-related investments, real estate mortgage loans, short-term investments and derivative instruments and are reported at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and realized investment gains or losses from separate account assets generally accrue to the policyholders and are not included in the Company’s results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”. Seed money that the Company invests in separate accounts is reported in the appropriate general account asset line. Investment income and realized investment gains or losses from seed money invested in separate accounts accrue to the Company and are included in the Company’s results of operations. See Note 7 for additional information regarding separate account arrangements with contractual guarantees. See also “Separate account liabilities” below.

LIABILITIES

Future policy benefits primarily consists of the present value of expected future payments to or on behalf of policyholders, where the timing and amount of such payments depend on policyholder mortality or morbidity, less the present value of expected future net premiums (where net premiums are gross premiums multiplied by the Net-To-Gross ("NTG") ratio discussed below). The liability for future policy benefits is accrued over time as premium revenue is recognized. See Note 8 for additional information regarding future policy benefits.

The reserving methodology used for non-participating traditional and limited-payment contracts include the following:

•Cash Flow Assumptions. In measuring the liability for future policy benefits, the net premium valuation methodology is utilized. Under this methodology, a liability for future policy benefits is established using current best estimate insurance assumptions and interest rate assumptions locked-in at contract issuance date. The NTG ratio is calculated as the ratio of the present value of expected policy benefits and non-level claim settlement expenses divided by the present value of expected gross premiums. The NTG ratio is applied to gross premiums, as premium revenue is recognized, to determine net premiums. The liability is then determined as the present value of expected future policy benefits and non-level claim settlement expenses less the present value of expected future net premiums. For purposes of liability measurement, contracts are grouped into cohorts based primarily on issue year and major product line.

The NTG ratio is generally updated quarterly for actual experience and annually in the second quarter of each year for future cash flow assumption updates during the Company’s annual assumptions review process unless a material change is observed in an interim period that is indicative of a long-term trend (see “Annual Assumptions Review” below), with the exception of claim settlement expense assumptions which the Company has made an entity-wide election to lock-in as of contract issuance. The NTG ratio is subject to a retrospective unlocking method whereby the Company updates its best estimate of cash flows expected over the life of the cohort using actual historical experience and updated future cash flow assumptions. These updated cash flows are used to calculate the revised NTG ratio, which is used to derive an updated liability for future policy benefits as of the beginning of the current reporting period, discounted at the original contract issuance discount rate. The updated liability for future policy benefit amount as of the beginning of the quarter is then compared to the carrying amount of the liability as of that same date, before the updates for actual experience or future cash flow assumptions, to determine the current period change in liability estimate. This current period change in the liability is the liability remeasurement gain or loss that is recorded through current period earnings in “Change in estimates of liability for future policy benefits”. In subsequent periods, the revised NTG ratio is used to measure the liability for future policy benefits, subject to future revisions.

If a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and non-level claim settlement expenses, the NTG ratio is capped at 100%. In these instances, all changes in expected benefits resulting from both actual experience deviations and changes in future assumptions are reflected immediately. While the liability for future policy benefits cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”), the NTG ratio may be negative. This would be the case whereby conditions have improved such that the present value of future net premiums plus the existing liability for future policy benefits as of the valuation date exceed the present value of expected future policy benefits and non-level claim settlement expenses. In this case, the negative NTG ratio would be applied going forward to gross premiums received, effectively amortizing the gain into income and reducing the liability over time.

In addition, for limited-payment contracts, the liability for future policy benefits also includes a Deferred Profit Liability representing gross premiums received in excess of net premiums and is generally recognized in revenue in a constant relationship with insurance in force for life contracts or with the amount of expected future benefit payments for annuity contracts. The DPL is subject to a retrospective unlocking adjustment consistent with the liability for future policy benefits discussed above. The DPL cannot be less than zero (i.e., a contra-liability) at the cohort level and thus the balance is floored at zero (i.e., “flooring”).

For contracts issued prior to January 1, 2021, the modified retrospective transition method was used to transition to ASU 2018-12. Under this method, the transition date of January 1, 2021 serves as the new issue date of the contracts in force for purposes of retrospectively unlocking the NTG ratio and DPL as described above.

•Discount Rate Assumption. The locked-in discount rate is generally based on expected investment returns at contract inception for contracts issued prior to January 1, 2021 and the upper medium grade fixed income corporate instrument yield (i.e., global single A) at contract inception for contracts issued on or after January 1, 2021. The discount rate in effect at contract inception is locked-in for the calculation of the NTG ratio and accretion of interest cost on the liability through net income. However, for balance sheet remeasurement purposes, the discount rate is updated using the current single A rate at each reporting period, with the effect on the liability resulting from such update recorded in “Interest rate remeasurement of future policy benefits" in OCI.

The methodology used in constructing the single A discount rate curve for discounting cash flows used to calculate the liability for future policy benefits is intended to be reflective of the characteristics of the applicable insurance liabilities. The single A discount rate curve is developed by reference to upper medium grade (low credit risk) fixed income instrument yields that reflect the duration characteristics of the applicable insurance liabilities. The single A discount curve for the United States and foreign economies, such as Japan, with observable corporate A spreads, is developed using government bond rates, plus globally equivalent public corporate A spreads in the observable periods. The definition of upper medium grade is based on Moody’s definition which includes the spectrum of A (i.e., A- to A+). The rate used in foreign operations (with the exception of certain emerging markets, as discussed below) is based on the equivalent of a single A rate from a global rating agency for corporate bonds issued in the same currency and country in which the insurance contract is written. Liquidity is considered in defining the observable period and linear extrapolation is performed to the Company's ultimate long-term economic assumptions. See “Annual Assumptions Review” below for further discussion regarding the Company’s long-term economic assumption setting process.

The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain long-duration life contracts, such as no-lapse guarantee contract features (AIR liability), for which a liability is established when associated assessments are recognized (which include investment margin on policyholders' account balances in the general account and all policy charges including charges for administration, mortality, expense, surrender, and other charges). This liability is established using current best estimate assumptions and is based on the ratio of the present value of total expected excess payments (i.e., payments in excess of account value) over the life of the contract divided by the present value of total expected assessments (i.e., benefit ratio). Any adjustments to this liability related to net unrealized gains (losses) on securities classified as available-for-sale are included in AOCI.

For universal life type contracts and participating contracts, the Company performs premium deficiency tests using best estimate assumptions as of the testing date. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves including URR, net of reinsurance and any DSI asset), the existing net reserves are adjusted by first reducing these assets by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than these asset balances for insurance contracts, the net reserves are increased by the excess through a charge to current period earnings included in "Policyholders' benefits". Since investment yields are used as the discount rate, the premium deficiency test is also performed using a discount rate based on the market yield (i.e., assuming what would be the impact if any unrealized gains (losses) were realized as of the testing date). In the event that by using the market yield a deficiency occurs, an adjustment is established for the deficiency and is included in AOCI.

In certain instances, for universal life type contracts and participating contracts, the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. In these situations, accounting standards require that an additional liability (Profits Followed by Losses or “PFL” liability) be recognized by an amount necessary to sufficiently offset the losses that would be recognized in later years. To date, the Company has not recorded a PFL liability on any such contracts.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish claim liabilities until a loss has been incurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Policyholders’ account balances liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues. The unearned revenue liability represents policy charges for services to be provided in future periods. The charges are deferred as incurred and are generally amortized over the expected life of the contract using the same methodology, factors, and assumption used to amortize DAC. See Note 9 for additional information regarding policyholders’ account balances. Policyholders' account balances also include amounts representing the fair value of embedded derivative instruments associated with the index-linked feature of certain universal life and annuity products. For additional information regarding the valuation of these embedded derivatives, see Note 5.

Market risk benefit liabilities represents contracts or contract features that provide protection to the contractholder and exposes the Company to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits associated with annuities products including guaranteed minimum death benefits (“GMDB”), guaranteed minimum income benefits (“GMIB”), guaranteed minimum accumulation benefits (“GMAB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”). The benefits are accounted for using a fair value measurement framework. If a contract contains multiple market risk benefits, the benefits are bundled together and accounted for as a single compound market risk benefit. Market risk benefits in an asset position are presented separately from those in a liability position as there is no legal right of offset between contracts. The fair value of market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of market risk benefits is based on assumptions a market participant would use in valuing market risk benefits. For additional information regarding the valuation of market risk benefits, see Note 5. On a quarterly basis, changes in the fair value of market risk benefits are recorded in net income, net of related hedges, in "Change in value of market risk benefits, net of related hedging gain (loss)", except for the portion of the change attributable to changes in the Company’s NPR which is recorded in OCI. See Note 10 for additional information regarding market risk benefits.

Cash collateral for loaned securities represents liabilities to return cash proceeds from security lending transactions. Securities lending transactions are used primarily to earn spread income or to facilitate trading activity. As part of securities lending transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities, and receives cash as collateral. Cash proceeds from securities lending transactions are primarily used to earn spread income, and are typically invested in cash equivalents, short-term investments or fixed maturities. Securities lending transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities lending transactions are with large brokerage firms and large banks. Income and expenses associated with securities lending transactions used to earn spread income are reported as "Net investment income".

Securities sold under agreements to repurchase represents liabilities associated with securities repurchase agreements that are used primarily to earn spread income. As part of securities repurchase agreements, the Company transfers U.S. government and government agency securities to a third-party, and receives cash as collateral. For securities repurchase agreements, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities. Receivables associated with securities purchased under agreements to resell are generally reflected as cash equivalents. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third-party custodian. These securities are valued daily, and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income.”

Other liabilities consists primarily of reinsurance payables associated with reinsurance arrangements that correspond to reinsurance receivables included above in “Reinsurance recoverables”. Also included is a funds withheld liability for assets retained under a reinsurance agreement that corresponds to the deposit assets above in "Other assets". For additional information about these arrangements see Note 11. Additionally other liabilities includes accrued expenses, technical overdrafts, payables resulting from purchases of securities that had not yet settled at the balance sheet date and deferred gain on reinsurance. The amortization method for deferred gain on reinsurance is amortized over the expected life of the reinsured contracts on a constant-level basis. Other liabilities may also include derivative instruments for which fair values are determined as described below under "Derivative Financial Instruments".

Separate account liabilities primarily represents the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See also “Separate account assets” above.

Short-term and long-term debt liabilities are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issuance costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items for which the Company has the intent and ability to refinance on a long-term basis in the near term. See Note 15 for additional information regarding short-term and long-term debt.

Commitments and contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual. These accruals are generally reported in “Other liabilities”.

REVENUES AND BENEFITS AND EXPENSES
Insurance Revenue and Expense Recognition
Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future policy benefits and non-level claim settlement expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized as described in "Future policy benefits" above.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are generally accounted for as market risk benefits (see “Market risk benefits” above).

Amounts received from policyholders as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts using the same methodology, factors, and assumption used to amortize DAC as described above. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Policyholders’ account balances also includes amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain universal life and annuity products where changes in the value of the embedded derivatives are recorded through "Realized investment gains (losses), net". For additional information regarding the valuation of these embedded derivatives, see Note 5.

Asset administration fees primarily include asset administration fee income received on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust ("AST") (see Note 15). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Other income (loss) includes realized and unrealized gains or losses from investments reported as “Fixed maturities, trading, at fair value”, “Equity securities, at fair value”, and “Other invested assets” that are measured at fair value.

Realized investment gains (losses), net includes realized gains or losses from sales and maturities of investments, changes to the allowance for credit losses, other impairments, fair value changes on mortgage loans where the fair value option has been elected, releases of Other Comprehensive Income and derivative gains or losses. The derivative gains or losses include the impact of maturities, terminations and changes in fair value of the derivative instruments, including embedded derivatives, and other hedging instruments.

OTHER ACCOUNTING POLICIES
Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and NPR used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties, while others are bilateral contracts between two counterparties. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to reduce exposure to risks such as interest rate, credit, foreign currency and equity associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 4, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other invested assets”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net”. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to carry the entire instrument at fair value and report it within "Other invested assets", or as liabilities, within “Payables to parent and affiliates” or "Other liabilities".

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. Effective April 1, 2016, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance, in each case under a coinsurance and modified coinsurance agreement. Effective July 1, 2021, the Company recaptured the risks related to its variable annuity base contracts, along with the living benefit guarantees, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. See Note 11 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits" and “Reinsurance recoverables”. Additionally, changes in the fair value are determined using valuation models as described in Note 5 and are recorded in “Realized investment gains (losses), net".

Annual Assumptions Review

Annually, the Company performs a comprehensive review of the assumptions set for purposes of estimating future premiums, benefits, and other cash flows. Assumptions include those that are economic and those that are insurance related. Insurance related assumptions are based on the Company’s best estimates of future rates of mortality, morbidity, lapse, surrender, annuitization, expenses and other items. The Company generally looks to relevant Company experience as the primary basis for these assumptions. If relevant Company experience is not available or does not have sufficient credibility, the Company may look to experience of similar blocks of business, either in the Company or the industry. Mortality rate assumptions are generally based on Company experience, sometimes blending Company experience with an industry table where the Company experience alone is not sufficiently credible. The Company sets mortality and morbidity assumptions that vary by major type of business. Within type of business, rates vary by age and gender. The Company applies an adjustment for future mortality improvement, consistent with observed long-term trends of population mortality over time. Lapse and surrender assumptions are based on Company and industry experience, where available. The Company sets rates that vary by product type, taking into account features specific to the product.

As part of this review, the Company may update these assumptions and make refinements to its models based upon emerging experience, future expectations and other data, including any observable market data it feels is indicative of a long-term trend. These assumptions are generally updated annually, unless a material change is observed in an interim period that the Company feels is also indicative of a long-term trend. Generally, the Company does not expect trends to change significantly in the short-term and, to the extent these trends may change, it expects such changes to be gradual over the long-term.

The Company also performs a comprehensive review of the economic assumptions, including long-term interest rate assumptions and equity return assumptions that impact reserve calculations. The Company generally utilizes relevant economic outlook information and industry surveys as the primary basis for these assumptions, which may be used to project future rates of return on investments.

RECENT ACCOUNTING PRONOUNCEMENTS

Changes to U.S. GAAP are established by the FASB in the form of ASUs to the FASB Accounting Standards Codification ("ASC"). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2023, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Adoption of ASU 2018-12

Effective January 1, 2023, the Company adopted ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. Adoption of this ASU impacted, at least to some extent, the accounting and disclosure requirements for all long-duration insurance and investment contracts issued by the Company and had a significant financial impact on the Consolidated Financial Statements and disclosures. See Note 1 for additional information.

As of the January 1, 2021 transition date, the adoption of the standard resulted in a decrease to “Total equity” of $271 million, primarily from remeasuring in force contract liabilities using upper-medium grade fixed income instrument yields as of the transition date and from other changes in reserves. As of the January 1, 2023 adoption date, the impact amounted to an increase to "Total equity" of $673 million. The changes in the impacts from January 1, 2021 to January 1, 2023 primarily reflect the increase in market interest rates during 2021 and 2022.

The narrative description of the Company's significant accounting policies at the beginning of this Note reflects its policies as of December 31, 2023, including the policies associated with the adoption of ASU 2018-12. Outlined below are the key accounting policy changes effected by the ASU.

Key Accounting Policy Changes

Area of Change	Description	Method of adoption	Effect on the financial statements or other significant matters
Cash flow assumptions used to measure the liability for future policy benefits for non-participating traditional and limited-payment insurance products	Requires an entity to review, and if necessary, update the cash flow assumptions used to measure the liability for future policy benefits, for both changes in future assumptions and actual experience, at least annually using a retrospective update method with a cumulative catch-up adjustment recorded in a separate line item in the Consolidated Statements of Operations.	Effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021 (the “transition date”). Under this method, the amendments to contracts in force were applied as of January 1, 2021 on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI
The impact upon transition reflects the impact on in force contract liabilities in instances where expected net premiums exceeded expected gross premiums at an issue-year cohort level as a result of updating to current best estimate cash flow assumptions as of the transition date. As a result of the modified retrospective transition method, the vast majority of the impact of updating cash flow assumptions to best estimates as of the transition date will be reflected in the pattern of earnings in subsequent periods. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 8 for additional information.

Area of Change	Description	Method of adoption	Effect on the financial statements or other significant matters
Discount rate assumption used to measure the liability for future policy benefits for non-participating traditional and limited-payment insurance products	Requires discount rate assumptions to be based on upper-medium grade fixed income instrument yields, which will be updated each quarter with the impact recorded through OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the discount rate assumptions.	As noted above, the guidance for the liability for future policy benefits was adopted effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021. Under this method, for balance sheet remeasurement purposes, the liability for future policy benefits is remeasured using discount rates as of January 1, 2021 with the impact recorded as a cumulative effect adjustment to AOCI.
Adoption of the ASU resulted in a significant impact to AOCI as a result of remeasuring in force contract liabilities using current upper-medium grade fixed income instrument yields. This adjustment largely reflects the difference between discount rates locked-in at contract inception versus current discount rates. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 8 for additional information.

Amortization of deferred acquisition costs and other balances	Requires DAC and other balances, such as URR and DSI, to be amortized on a constant level basis over the expected term of the related contract, independent of expected profitability.	Effective January 1, 2023 using the modified retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021. Under this method, the amendments to contracts in force were applied as of January 1, 2021 on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI.
Adoption of the ASU did not have a significant impact on DAC and other balances upon transition, other than the impact of the removal of any related amounts in AOCI. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 6 for additional information.

Market Risk Benefits	Requires an entity to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value, and record MRB assets and liabilities separately on the Consolidated Statements of Financial Position. Changes in the fair value of market risk benefits are recorded in net income, except for the portion attributable to changes in an entity’s NPR, which is recognized in OCI. An entity shall maximize the use of relevant observable information and minimize the use of unobservable information in determining the balance of the market risk benefits upon adoption.	Effective January 1, 2023 using the retrospective transition method, which includes a cumulative effect adjustment to the balance sheet as of January 1, 2021.
Adoption of the ASU resulted in an adjustment to retained earnings for the difference between the fair value and carrying value of benefits not measured at fair value prior to the adoption of the ASU (e.g., guaranteed minimum death benefits on variable annuities) and a reclass of the cumulative effect of changes in NPR from retained earnings to AOCI. See Note 1 for additional information regarding the effect on the financial statements. Adoption of the standard also resulted in additional required disclosures. See Note 10 for additional information.

In addition to the significant key accounting changes noted above, ASU 2018-12 also clarified the definition of assessments used to accrue additional insurance reserves and other related balances, primarily for no-lapse guarantee features on certain universal life contracts. Application of the new guidance changed the pattern of reserve recognition for these guarantees and resulted in an increase to the net contract liabilities related to these products at transition. See Note 1 for additional information regarding the effect on the financial statements.

ASU 2022-05, Financial Services – Insurance (Topic 944) Transition for Sold Contracts was issued on December 15, 2022, to amend the transition guidance in ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. The amendment allows an insurance entity to make an accounting policy election to not apply ASU 2018-12 to contracts or legal entities sold or disposed of before the effective date, and in which the insurance entity has no significant continuing involvement with the derecognized contracts. An insurance entity is permitted to apply the policy election on a transaction by transaction basis to each sale or disposal transaction. An insurance entity is required to disclose whether it has chosen to apply this accounting policy election and provide a qualitative description of the sale or disposal transactions to which the accounting policy election is applied. The Company did not choose to apply this accounting policy election to any of its eligible sale or disposal transactions.

Other ASUs adopted as of December 31, 2023

The Company adopted ASU 2022-02, Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosure, effective January 1, 2023, on a prospective basis. This ASU eliminates the accounting guidance for TDR for creditors and adds enhanced disclosure requirements. Following adoption of the ASU, all loan refinancings and restructurings are subject to the modification guidance in ASC 310-20. The narrative description of the Company's significant accounting policies at the beginning of this Note reflects its policies as of December 31, 2023, including the policies associated with the adoption of ASU 2022-02. Adoption of the ASU did not have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASUs issued but not yet adopted as of December 31, 2023

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU requires entities, including those with a single operating or reportable segment, to provide more detailed information about significant segment expenses that are regularly provided to the chief operating decision maker. The ASU also clarifies that all of the disclosures required in the guidance apply to all public entities, including those with a single operating or reportable segment.	Effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted, using the retrospective method.	The Company is currently assessing the impact of the ASU on the Company's Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

3. INVESTMENTS
Fixed Maturity Securities
The following tables set forth the composition of fixed maturity securities (excluding investments classified as trading), as of the dates indicated:

	December 31, 2023
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$1,009,937	$38,858	$73,508	$0	$975,287
Obligations of U.S. states and their political subdivisions	789,856	5,288	18,517	0	776,627
Foreign government bonds	330,830	1,840	50,684	0	281,986
U.S. public corporate securities	10,159,089	98,047	760,274	950	9,495,912
U.S. private corporate securities	5,207,699	37,435	254,828	812	4,989,494
Foreign public corporate securities	1,809,347	12,658	115,673	238	1,706,094
Foreign private corporate securities	4,902,391	109,806	381,215	0	4,630,982
Asset-backed securities(1)	2,016,028	23,035	11,512	1	2,027,550
Commercial mortgage-backed securities	913,347	4,776	66,345	0	851,778
Residential mortgage-backed securities(2)	399,542	4,016	7,481	7	396,070
Total fixed maturities, available-for-sale	$27,538,066	$335,759	$1,740,037	$2,008	$26,131,780
(1)    Includes credit-tranched securities collateralized by loan obligations, auto loans, education loans and home equity.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

	December 31, 2022
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$354,348	$300	$72,856	$0	$281,792
Obligations of U.S. states and their political subdivisions	654,884	4,275	30,959	0	628,200
Foreign government bonds	330,967	1,140	58,640	5	273,462
U.S. public corporate securities	7,414,790	21,299	992,145	0	6,443,944
U.S. private corporate securities	4,140,734	13,071	335,205	1,871	3,816,729
Foreign public corporate securities	1,539,172	2,455	163,384	21	1,378,222
Foreign private corporate securities	4,338,585	19,761	589,153	2,863	3,766,330
Asset-backed securities(1)	1,467,955	6,976	32,577	0	1,442,354
Commercial mortgage-backed securities	727,159	94	69,101	0	658,152
Residential mortgage-backed securities(2)	342,493	3,211	9,479	9	336,216
Total fixed maturities, available-for-sale	$21,311,087	$72,582	$2,353,499	$4,769	$19,025,401

(1)    Includes credit-tranched securities collateralized by loan obligations, education loans, auto loans and home equity.
(2)    Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

The following tables set forth the fair value and gross unrealized losses on fixed maturity, available-for-sale securities without an allowance for credit losses aggregated by investment category and length of time that individual fixed maturity securities had been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2023
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$98,174	$945	$214,889	$72,563	$313,063	$73,508
Obligations of U.S. states and their political subdivisions	83,729	293	218,375	18,224	302,104	18,517
Foreign government bonds	10,226	116	233,757	50,568	243,983	50,684
U.S. public corporate securities	782,904	10,009	5,201,353	750,265	5,984,257	760,274
U.S. private corporate securities	707,674	16,613	2,794,697	238,181	3,502,371	254,794
Foreign public corporate securities	92,955	1,063	948,963	114,169	1,041,918	115,232
Foreign private corporate securities	429,212	8,035	2,461,367	373,180	2,890,579	381,215
Asset-backed securities	208,970	1,761	532,814	9,750	741,784	11,511
Commercial mortgage-backed securities	42,621	298	580,931	66,047	623,552	66,345
Residential mortgage-backed securities	35,904	435	124,956	7,046	160,860	7,481
Total fixed maturities, available-for-sale	$2,492,369	$39,568	$13,312,102	$1,699,993	$15,804,471	$1,739,561

	December 31, 2022
	Less Than Twelve Months		Twelve Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$212,991	$46,928	$62,630	$25,928	$275,621	$72,856
Obligations of U.S. states and their political subdivisions	307,734	16,851	61,915	14,108	369,649	30,959
Foreign government bonds	139,577	19,435	111,371	39,205	250,948	58,640
U.S. public corporate securities	3,873,275	389,937	1,979,725	602,208	5,853,000	992,145
U.S. private corporate securities	2,506,932	157,853	948,686	177,352	3,455,618	335,205
Foreign public corporate securities	548,083	40,508	596,437	122,856	1,144,520	163,364
Foreign private corporate securities	1,772,413	199,124	1,479,608	390,029	3,252,021	589,153
Asset-backed securities	625,710	15,146	289,581	17,431	915,291	32,577
Commercial mortgage-backed securities	459,186	30,408	176,349	38,693	635,535	69,101
Residential mortgage-backed securities	129,721	9,220	1,294	259	131,015	9,479
Total fixed maturities, available-for-sale	$10,575,622	$925,410	$5,707,596	$1,428,069	$16,283,218	$2,353,479

As of December 31, 2023 and 2022, the gross unrealized losses on fixed maturity, available-for-sale securities without an allowance of $1,633.9 million and $2,164.1 million, respectively, related to “1” highest quality or “2” high quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $105.7 million and $189.4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. As of December 31, 2023, the $1,700.0 million of gross unrealized losses of twelve months or more were concentrated in the Company’s corporate securities within the finance, consumer non-cyclical and utility sectors. As of December 31, 2022, the $1,428.1 million of gross unrealized losses of twelve months or more were concentrated in the Company's corporate securities within the finance, consumer non-cyclical and utility sectors.
In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for credit losses related to these fixed maturity securities was not warranted at December 31, 2023. This conclusion was based on a detailed analysis of the underlying credit and cash flows on each security. Gross unrealized losses are primarily attributable to increases in interest rates, general credit spread widening and foreign currency exchange rate movements. As of December 31, 2023, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

The following table sets forth the amortized cost and fair value of fixed maturities, available-for-sale by contractual maturities, as of the date indicated:

	December 31, 2023
	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities, available-for-sale:
Due in one year or less	$553,892	$546,321
Due after one year through five years	8,444,655	8,239,529
Due after five years through ten years	7,626,127	7,378,674
Due after ten years	7,584,475	6,691,858
Asset-backed securities	2,016,028	2,027,550
Commercial mortgage-backed securities	913,347	851,778
Residential mortgage-backed securities	399,542	396,070
Total fixed maturities, available-for-sale	$27,538,066	$26,131,780
Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above as they do not have a single maturity date.
The following table sets forth the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on write-downs and the allowance for credit losses of fixed maturities, available-for-sale, for the periods indicated:

	Years Ended December 31
	2023	2022	2021
		(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$460,596	$1,117,293	$790,331
Proceeds from maturities/prepayments	1,218,844	624,640	465,347
Gross investment gains from sales and maturities	11,482	5,647	14,972
Gross investment losses from sales and maturities	(43,078)	(58,432)	(16,674)
Write-offs recognized in earnings(2)	(2,358)	(20,600)	(2)
(Addition to) release of allowance for credit losses	2,761	(620)	(1,810)

(1)Excludes activity from non-cash related proceeds due to the timing of trade settlements of $57.4 million, $(53.9) million and $(4.4) million for the years ended December 31, 2023, 2022 and 2021, respectively.
(2)Amounts represent write-downs of credit adverse securities and securities actively marketed for sale.

The following tables set forth the activity in the allowance for credit losses for fixed maturity available-for-sale securities, as of the dates indicated:

	Year Ended December 31, 2023
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$5	$4,755	$0	$0	$9	$4,769
Additions to allowance for credit losses not previously recorded	0	0	4,267	1	0	0	4,268
Reductions for securities sold during the period	0	(1)	(5,118)	0	0	(1)	(5,120)
Additions (reductions) on securities with previous allowance	0	(4)	436	0	0	(1)	431
Write-downs charged against the allowance	0	0	(2,340)	0	0	0	(2,340)
Balance, end of period	$0	$0	$2,000	$1	$0	$7	$2,008

	Year Ended December 31, 2022
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$11	$4,138	$0	$0	$0	$4,149
Additions to allowance for credit losses not previously recorded	0	329	12,700	0	0	7	13,036
Reductions for securities sold during the period	0	(96)	(1,702)	0	0	0	(1,798)
Reductions for securities with intent to sell	0	(324)	(16,666)	0	0	0	(16,990)
Additions (reductions) on securities with previous allowance	0	85	6,285	0	0	2	6,372
Balance, end of period	$0	$5	$4,755	$0	$0	$9	$4,769

	Year Ended December 31, 2021
	U.S. Treasury Securities and Obligations of U.S. States	Foreign Government Bonds	U.S. and Foreign Corporate Securities	Asset-Backed Securities	Commercial Mortgage-Backed Securities	Residential Mortgage-Backed Securities	Total
	(in thousands)
Fixed maturities, available-for-sale:
Balance, beginning of period	$0	$0	$2,339	$0	$0	$0	$2,339
Additions to allowance for credit losses not previously recorded	0	11	2,664	0	0	0	2,675
Reductions for securities sold during the period	0	0	(28)	0	0	0	(28)
Additions (reductions) on securities with previous allowance	0	0	(837)	0	0	0	(837)
Balance, end of period	$0	$11	$4,138	$0	$0	$0	$4,149

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.

For the year ended December 31, 2023, the net decrease in the allowance for credit losses on available-for-sale securities was primarily related to net reductions within the capital goods and utility sectors within corporate securities due to restructurings, partially offset by net additions within the finance sector within corporate securities due to adverse projected cashflows.
For the year ended December 31, 2022, the net increase in the allowance for credit losses on available-for-sale securities was primarily related to net additions in the capital goods and utility sectors within private corporate securities due to adverse projected cash flows, partially offset by a net release on restructured private corporate securities within the communications and transportation sectors.
The Company did not have any fixed maturity securities purchased with credit deterioration as of both December 31, 2023 and 2022.
Fixed Maturities, Trading
The net change in unrealized gains (losses) from fixed maturities, trading still held at period end, recorded within “Other income (loss)” was $65.6 million, $(728.6) million and $156.1 million during the years ended December 31, 2023, 2022 and 2021, respectively.
Equity Securities
The net change in unrealized gains (losses) from equity securities still held at period end, recorded within “Other income (loss)” was $25.8 million, $(10.2) million and $2.1 million during the years ended December 31, 2023, 2022 and 2021, respectively.

Commercial Mortgage and Other Loans
The following table sets forth the composition of “Commercial mortgage and other loans” as of the dates indicated:

	December 31, 2023		December 31, 2022
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$1,578,785	25.7%	$1,289,026	26.0%
Hospitality	102,952	1.7	104,177	2.1
Industrial	2,486,230	40.4	1,766,247	35.8
Office	604,611	9.8	590,897	11.9
Other	456,720	7.4	380,121	7.7
Retail	363,706	5.9	351,457	7.1
Total commercial mortgage loans	5,593,004	90.9	4,481,925	90.6
Agricultural property loans	562,046	9.1	467,018	9.4
Total commercial mortgage and agricultural property loans	6,155,050	100.0%	4,948,943	100.0%
Allowance for credit losses	(37,689)		(20,263)
Net commercial mortgage and agricultural property loans	6,117,361		4,928,680
Other loans:
Other collateralized loans	5,360		0
Total other loans	5,360		0
Net commercial mortgage and other loans	$6,122,721		$4,928,680

As of December 31, 2023, the commercial mortgage and agricultural property loans were secured by properties geographically dispersed throughout the United States with the largest concentrations in California (28%), Texas (12%) and Colorado (5%) and included loans secured by properties in Europe (10%), Mexico (1%) and Australia (1%).
The following table sets forth the activity in the allowance for credit losses for commercial mortgage and other loans, as of the dates indicated:

	Commercial Mortgage Loans	Agricultural Property Loans	Total
	(in thousands)
Balance at December 31, 2020	$4,546	$6	$4,552
Addition to (release of) allowance for expected losses	1,301	98	1,399
Balance at December 31, 2021	5,847	104	5,951
Addition to (release of) allowance for expected losses	13,818	494	14,312
Balance at December 31, 2022	19,665	598	20,263
Addition to (release of) allowance for expected losses	17,093	333	17,426
Balance at December 31, 2023	$36,758	$931	$37,689

See Note 2 for additional information about the Company's methodology for developing our allowance and expected losses.
For the year ended December 31, 2023, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to increases to the portfolio reserve to reflect declining market conditions and loan specific reserves, both within the office sector, as well as loan originations.

For the year ended December 31, 2022, the net increase in the allowance for credit losses on commercial mortgage and other loans was primarily related to loan originations and declining market conditions, partially offset by loan repayments and payoffs.

The following tables set forth key credit quality indicators based upon the recorded investment gross of allowance for credit losses as of the dates indicated:

	December 31, 2023
	Amortized Cost by Origination Year
	2023	2022	2021	2020	2019	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$249,037	$245,914	$482,718	$109,249	$265,053	$1,068,763	$2,420,734
60%-69.99%	675,153	355,984	449,878	172,721	225,803	206,237	2,085,776
70%-79.99%	218,015	133,343	255,299	77,812	20,924	86,806	792,199
80% or greater	0	47,555	73,702	3,817	16,508	152,713	294,295
Total	$1,142,205	$782,796	$1,261,597	$363,599	$528,288	$1,514,519	$5,593,004
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$1,038,315	$779,282	$1,261,597	$292,561	$497,407	$1,402,831	$5,271,993
1.0 - 1.2x	103,890	3,514	0	0	15,632	40,521	163,557
Less than 1.0x	0	0	0	71,038	15,249	71,167	157,454
Total	$1,142,205	$782,796	$1,261,597	$363,599	$528,288	$1,514,519	$5,593,004
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$73,774	$179,375	$132,042	$25,875	$15,824	$25,771	$452,661
60%-69.99%	47,489	56,210	0	0	0	0	103,699
70%-79.99%	5,686	0	0	0	0	0	5,686
80% or greater	0	0	0	0	0	0	0
Total	$126,949	$235,585	$132,042	$25,875	$15,824	$25,771	$562,046
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$126,949	$233,585	$130,353	$24,063	$15,824	$25,771	$556,545
1.0 - 1.2x	0	2,000	0	1,812	0	0	3,812
Less than 1.0x	0	0	1,689	0	0	0	1,689
Total	$126,949	$235,585	$132,042	$25,875	$15,824	$25,771	$562,046

	December 31, 2022
	Amortized Cost by Origination Year
	2022	2021	2020	2019	2018	Prior	Total
	(in thousands)
Commercial mortgage loans
Loan-to-Value Ratio:
0%-59.99%	$266,453	$262,095	$63,558	$222,638	$201,087	$894,646	$1,910,477
60%-69.99%	344,110	681,996	243,800	219,593	61,757	305,175	1,856,431
70%-79.99%	166,629	304,386	47,388	66,148	2,409	53,336	640,296
80% or greater	0	0	0	3,249	0	71,472	74,721
Total	$777,192	$1,248,477	$354,746	$511,628	$265,253	$1,324,629	$4,481,925
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$744,301	$1,248,477	$243,325	$452,626	$258,617	$1,203,807	$4,151,153
1.0 - 1.2x	32,891	0	83,655	26,558	6,636	45,742	195,482
Less than 1.0x	0	0	27,766	32,444	0	75,080	135,290
Total	$777,192	$1,248,477	$354,746	$511,628	$265,253	$1,324,629	$4,481,925
Agricultural property loans
Loan-to-Value Ratio:
0%-59.99%	$208,708	$133,126	$25,894	$16,053	$6,327	$20,700	$410,808
60%-69.99%	56,210	0	0	0	0	0	56,210
70%-79.99%	0	0	0	0	0	0	0
80% or greater	0	0	0	0	0	0	0
Total	$264,918	$133,126	$25,894	$16,053	$6,327	$20,700	$467,018
Debt Service Coverage Ratio:
Greater or Equal to 1.2x	$262,918	$133,126	$25,894	$16,053	$6,327	$20,700	$465,018
1.0 - 1.2x	2,000	0	0	0	0	0	2,000
Less than 1.0x	0	0	0	0	0	0	0
Total	$264,918	$133,126	$25,894	$16,053	$6,327	$20,700	$467,018

See Note 2 for additional information about the Company’s commercial mortgage and other loans credit quality monitoring process.
The following tables set forth an aging of past due commercial mortgage and other loans based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status as of the dates indicated:

	December 31, 2023
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$5,593,004	$0	$0	$0	$5,593,004	$0
Agricultural property loans	562,046	0	0	0	562,046	1,301
Other collateralized loans	5,360	0	0	0	5,360	0
Total	$6,160,410	$0	$0	$0	$6,160,410	$1,301
(1)As of December 31, 2023, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

	December 31, 2022
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status(2)
	(in thousands)
Commercial mortgage loans	$4,481,925	$0	$0	$0	$4,481,925	$0
Agricultural property loans	465,689	0	1,329	0	467,018	0
Total	$4,947,614	$0	$1,329	$0	$4,948,943	$0

(1)As of December 31, 2022, there were no loans in this category accruing interest.
(2)For additional information regarding the Company’s policies for accruing interest on loans, see Note 2.

Loans on non-accrual status did not recognize any interest income and did not have a related allowance for credit losses for the year ended December 31, 2023.
For the years ended December 31, 2023 and 2022, there were $0.0 million and $27.6 million, respectively, of commercial mortgage loans acquired, other than those through direct origination. For the years ended December 31, 2023 and 2022, there were $0.0 million and $24.8 million, respectively, of commercial mortgage and other loans sold.
The Company did not have any commercial mortgage and other loans purchased with credit deterioration, as of both December 31, 2023 and 2022.

Other Invested Assets
The following table sets forth the composition of “Other invested assets”, as of the dates indicated:

	December 31,
	2023	2022
	(in thousands)
LPs/LLCs:
Equity method:
Private equity	$333,863	$287,969
Hedge funds	720,360	576,595
Real estate-related	83,339	107,429
Subtotal equity method	1,137,562	971,993
Fair value:
Private equity	48,483	59,146
Hedge funds	137	396
Real estate-related	18,687	9,457
Subtotal fair value	67,307	68,999
Total LPs/LLCs	1,204,869	1,040,992
Derivative instruments	17,718	47,111
Other(1)	398	510
Total other invested assets	$1,222,985	$1,088,613

(1)Assets consist of investments in separate account funds.

Equity Method Investments

The following tables set forth summarized combined financial information for significant LP/LLC interests accounted for under the equity method, including the Company’s investments in operating joint ventures. Changes between periods in the tables below reflect changes in the activities within the operating joint ventures and LPs/LLCs, as well as changes in the Company’s level of investment in such entities.

	December 31,
	2023	2022
	(in thousands)
STATEMENTS OF FINANCIAL POSITION
Total assets(1)	$44,591,082	$67,721,613
Total liabilities(2)	$2,802,022	$12,174,133
Partners’ capital	41,789,060	55,547,480
Total liabilities and partners’ capital	$44,591,082	$67,721,613
Total liabilities and partners’ capital included above	$979,271	$815,783
Equity in LP/LLC interests not included above	216,205	214,442
Carrying value	$1,195,476	$1,030,225
(1)Amount represents gross assets of each fund where the Company has a significant investment. These assets consist primarily of investments in real estate, investments in securities and other miscellaneous assets.
(2)Amount represents gross liabilities of each fund where the Company has a significant investment. These liabilities consist primarily of third-party-borrowed funds and other miscellaneous liabilities.

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
STATEMENTS OF OPERATIONS
Total revenue(1)	$3,465,807	$11,062,060	$11,031,051
Total expenses(2)	(979,287)	(1,655,673)	(2,044,942)
Net earnings (losses)	$2,486,520	$9,406,387	$8,986,109
Equity in net earnings (losses) included above	$17,795	$(36,513)	$62,173
Equity in net earnings (losses) of LP/LLC interests not included above	11,792	7,320	28,765
Total equity in net earnings (losses)	$29,587	$(29,193)	$90,938
(1)Amount represents gross revenue of each fund where the Company has a significant investment. This revenue consists of income from investments in real estate, investments in securities and other income.
(2)Amount represents gross expenses of each fund where the Company has a significant investment. These expenses consist primarily of interest expense, investment management fees, salary expenses and other expenses.
Accrued Investment Income

The following table sets forth the composition of “Accrued investment income,” as of the dates indicated:

	December 31,
	2023	2022
	(in thousands)
Fixed maturities	$272,031	$187,628
Equity securities	220	349
Commercial mortgage and other loans	21,070	13,335
Policy loans	35,210	14,525
Other invested assets	43	48
Short-term investments and cash equivalents	5,264	3,750
Total accrued investment income	$333,838	$219,635

There were no write-downs on accrued investment income for the years ended December 31, 2023 and 2022.

Net Investment Income
The following table sets forth “Net investment income” by investment type, for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Fixed maturities, available-for-sale	$1,139,581	$589,248	$299,607
Fixed maturities, trading	96,128	55,790	38,778
Equity securities	14,772	8,226	530
Commercial mortgage and other loans	231,994	119,358	63,548
Policy loans	48,118	21,189	69,602
Other invested assets	98,369	101,289	104,375
Short-term investments and cash equivalents	123,857	44,182	712
Gross investment income	1,752,819	939,282	577,152
Less: investment expenses	(77,297)	(55,281)	(26,917)
Net investment income	$1,675,522	$884,001	$550,235

The carrying value of non-income producing assets included $9.2 million in fixed maturities, available-for-sale and less than $1 million in fixed maturities trading as of December 31, 2023. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2023.

Realized Investment Gains (Losses), Net
The following table sets forth “Realized investment gains (losses), net” by investment type, for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Fixed maturities(1)	$(31,193)	$(74,005)	$(3,514)
Commercial mortgage and other loans	(17,854)	(18,201)	1,535
Other invested assets	36,246	(78,671)	(2,737)
Derivatives(2)(3)	(1,072,892)	507,313	(382,531)
Short-term investments and cash equivalents	2,033	(54)	353
Realized investment gains (losses), net(3)	$(1,083,660)	$336,382	$(386,894)
(1)Excludes fixed maturity securities classified as trading.
(2)Includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information.
(3)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Net Unrealized Gains (Losses) on Investments within AOCI
The following table sets forth net unrealized gains (losses) on investments, as of the dates indicated:

	December 31,
	2023	2022	2021
	(in thousands)
Fixed maturity securities, available-for-sale with an allowance	$1,987	$4,371	$3,685
Fixed maturity securities, available-for-sale without an allowance	(1,406,265)	(2,285,288)	540,881
Derivatives designated as cash flow hedges(1)	11,934	138,627	39,896
Affiliated notes	(8,760)	(13,189)	73
Other investments(2)(3)	(1,089)	(1,176)	868
Net unrealized gains (losses) on investments(3)	$(1,402,193)	$(2,156,655)	$585,403
(1)For more information on cash flow hedges, see Note 4.
(2)Includes net unrealized gains (losses) on certain joint ventures that are strategic in nature and are included in “Other assets.”
(3)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Repurchase Agreements and Securities Lending
In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of both December 31, 2023 and 2022, the Company had no repurchase agreements.
The following table sets forth the composition of “Cash collateral for loaned securities,” which represents the liability to return cash collateral received for the following types of securities loaned as of the dates indicated:

	December 31, 2023			December 31, 2022
	Remaining Contractual Maturities of the Agreements			Remaining Contractual Maturities of the Agreements
	Overnight & Continuous	Up to 30 Days	Total	Overnight & Continuous	Up to 30 Days	Total
	(in thousands)
Foreign government bonds	$486	$0	$486	$506	$0	$506
U.S. public corporate securities	27,247	0	27,247	7,903	0	7,903
Foreign public corporate securities	13,101	0	13,101	12,873	0	12,873
Equity securities	177,476	0	177,476	65,468	0	65,468
Total cash collateral for loaned securities(1)	$218,310	$0	$218,310	$86,750	$0	$86,750
(1)The Company did not have any agreements with remaining contractual maturities greater than thirty days, as of the dates indicated.

Securities Pledged, Restricted Assets and Special Deposits
The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. The following table sets forth the carrying value of investments pledged to third-parties and the carrying amount of the associated liabilities supported by the pledged collateral, as of the dates indicated:

	December 31,
	2023	2022
	(in thousands)
Pledged collateral:
Fixed maturity securities, available-for-sale	$39,344	$20,553
Equity securities	172,995	63,895
Total securities pledged	$212,339	$84,448
Liabilities supported by the pledged collateral:
Cash collateral for loaned securities	$218,310	$86,750
Total liabilities supported by the pledged collateral	$218,310	$86,750
In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. As of December 31, 2023 and 2022, there were $25 million and $290 million, respectively, of collateral that could be sold or repledged.
As of December 31, 2023 and 2022, there were fixed maturities, available-for-sale of $3.6 million and $3.9 million, respectively, on deposit with governmental authorities or trustees as required by certain insurance laws.
4. DERIVATIVES AND HEDGING
Types of Derivative Instruments and Derivative Strategies
Interest Rate Contracts
Interest rate swaps, options, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities and to hedge against changes in their values it owns or anticipates acquiring or selling.
Swaps may be attributed to specific assets or liabilities or to a portfolio of assets or liabilities. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
The Company also uses interest rate swaptions, caps and floors to manage interest rate risk. A swaption is an option to enter into a swap with a forward starting effective date. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. In an interest rate cap, the buyer receives payments at the end of each period in which the interest rate exceeds the agreed strike price. Similarly, in an interest rate floor, the buyer receives payments at the end of each period in which the interest rate is below the agreed strike price. Swaptions, caps and floors are included in interest rate options.

In standardized exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced investments. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Equity Contracts
Equity options, total return swaps, and futures are used by the Company to manage its exposure to the equity markets which impacts the value of assets and liabilities it owns or anticipates acquiring or selling.
Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and London Inter-Bank Offered Rate ("LIBOR") or Secured Overnight Financing Rate (“SOFR”) plus an associated funding spread based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

In standardized exchange-traded equity futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the daily market values of underlying referenced equity indices. The Company enters into exchange-traded futures with regulated futures commission's merchants who are members of a trading exchange.
Foreign Exchange Contracts
Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Credit Contracts
The Company writes credit protection to gain exposure similar to investment in public fixed maturity cash instruments. With these credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. This premium or credit spread generally corresponds to the difference between the yield on the referenced name (or an index’s referenced names) public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name or one of the referenced names in the index, as defined by the agreement, then the Company is obligated to pay the referenced amount of the contract to the counterparty and receive in return the referenced defaulted security or similar security or (in the case of a credit default index) pay the referenced amount less the auction recovery rate.
In addition to selling credit protection, the Company purchases credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.
Embedded Derivatives
The Company offers certain products (for example, indexed annuities and index-linked universal life) which may include features that are accounted for as embedded derivatives; related to certain of these derivatives, the Company has entered into reinsurance agreements with both affiliated and unaffiliated parties. Effective April 1, 2016, the Company entered into reinsurance agreements with PALAC and Prudential Insurance. The reinsurance agreement with PALAC was recaptured on July 1, 2021. Additionally, the Company has entered into a reinsurance agreement with an external counterparty, Union Hamilton Reinsurance, Ltd. ("Union Hamilton") effective April 1, 2015. See Note 11 for additional information on the reinsurance agreements.
Effective December 1, 2021, the Company entered into a reinsurance arrangement with FLIAC (previously named PALAC), which includes features that are accounted for as embedded derivatives. See Note 11 for additional information on the reinsurance arrangement.
These embedded derivatives and reinsurance agreements, also accounted for as derivatives, are carried at fair value and marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 5.

Synthetic Guarantees
The Company sells synthetic guarantees in the form of stable value wrap guarantees on third-party banked owned life insurance contracts. The synthetic guarantees are issued in respect of assets that are owned by the third-party insurer, who invest the assets according to the contract terms agreed to with the Company. The contracts establish policyholder balances and credit interest thereon. The policyholder balances are supported by the underlying assets. In connection with certain policyholder-initiated withdrawals, the contract guarantees that after all underlying assets are liquidated, any remaining policyholder balances will be paid by the Company. These guarantees are accounted for as derivatives and recorded at fair value.
Primary Risks Managed by Derivatives
The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks, excluding embedded derivatives and associated reinsurance recoverables. Many derivative instruments contain multiple underlying risks. The fair value amounts below represent the value of derivative contracts prior to taking into account of the netting effects of master netting agreements and cash collateral.

	December 31, 2023			December 31, 2022
Primary Underlying Risk/Instrument Type	Gross Notional	Fair Value		Gross Notional	Fair Value
		Assets	Liabilities		Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Interest Rate Swaps	$3,064	$0	$(238)	$3,225	$0	$(316)
Foreign Currency Swaps	2,274,636	121,243	(54,044)	1,933,343	233,812	(10,462)
Total Derivatives Designated as Hedge Accounting Instruments	$2,277,700	$121,243	$(54,282)	$1,936,568	$233,812	$(10,778)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$163,179,764	$6,605,817	$(17,820,436)	$138,419,110	$6,757,890	$(17,092,749)
Interest Rate Futures	1,332,600	3,055	(210)	2,425,500	3,267	(201)
Interest Rate Options	29,738,000	189,112	(969,718)	8,368,000	123,168	(225,125)
Interest Rate Forwards	1,458,000	741	(3,196)	1,104,000	11,265	(12,359)
Foreign Currency
Foreign Currency Forwards	744,576	1,772	(12,232)	364,946	590	(10,423)
Credit
Credit Default Swaps	643,280	7,727	0	47,450	346	0
Currency/Interest Rate
Foreign Currency Swaps	2,237,331	96,618	(31,294)	2,289,170	194,412	(14,624)
Equity
Total Return Swaps	15,049,993	418,084	(803,452)	15,958,130	120,341	(175,104)
Equity Options	49,247,510	1,600,335	(1,552,706)	25,187,516	239,003	(1,112,196)
Futures	418,973	1,232	(500)	876,790	956	(513)
Synthetic GICs	311,302	1	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	$264,361,329	$8,924,494	$(21,193,744)	$195,040,612	$7,451,238	$(18,643,294)
Total Derivatives(1)(2)	$266,639,029	$9,045,737	$(21,248,026)	$196,977,180	$7,685,050	$(18,654,072)
(1)Excludes embedded derivatives which contain multiple underlying risks. The fair value of these embedded derivatives was a net liability of $7,402 million and $3,351 million as of December 31, 2023 and 2022, respectively, primarily included in "Policyholders' account balances".
(2)Recorded in “Other invested assets” and “Payables to parent and affiliates” on the Consolidated Statements of Financial Position.

Offsetting Assets and Liabilities
The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

	December 31, 2023
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$9,045,718	$(9,028,019)	$17,699	$0	$17,699
Securities purchased under agreements to resell	25,000	0	25,000	0	25,000
Total Assets	$9,070,718	$(9,028,019)	$42,699	$0	$42,699
Offsetting of Financial Liabilities:
Derivatives	$21,248,026	$(18,596,679)	$2,651,347	$(2,651,347)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$21,248,026	$(18,596,679)	$2,651,347	$(2,651,347)	$0

	December 31, 2022
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statements of Financial Position	Net Amounts Presented in the Consolidated Statements of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$7,685,050	$(7,637,939)	$47,111	$0	$47,111
Securities purchased under agreements to resell	290,000	0	290,000	(290,000)	0
Total Assets	$7,975,050	$(7,637,939)	$337,111	$(290,000)	$47,111
Offsetting of Financial Liabilities:
Derivatives	$18,654,072	$(16,568,912)	$2,085,160	$(2,085,160)	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$18,654,072	$(16,568,912)	$2,085,160	$(2,085,160)	$0
(1)Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below and Note 15. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

Cash Flow Hedges
The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps and interest rate swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, or equity derivatives in any of its cash flow hedge accounting relationships.
The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2023
	Realized Investment Gains (Losses)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$0	$(118)	$0	$72
Currency/Interest Rate	(636)	0	43,934	(26,206)	(126,765)
Total cash flow hedges	(634)	0	43,816	(26,206)	(126,693)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	25,329	(1,555,807)	0	0	0
Currency	(16,012)	0	0	0	0
Currency/Interest Rate	(102,238)	0	0	(257)	0
Credit	14,350	0	0	0	0
Equity	1,744,218	(821,996)	0	0	0
Embedded Derivatives	(2,734,793)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(1,069,146)	(2,377,803)	0	(257)	0
Total	$(1,069,780)	$(2,377,803)	$43,816	$(26,463)	$(126,693)

	Year Ended December 31, 2022
	Realized Investment Gains (Losses) (1)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss) (1)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$1	$0	$(8)	$0	$(312)
Currency/Interest Rate	7,636	0	36,734	34,070	99,043
Total cash flow hedges	7,637	0	36,726	34,070	98,731
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	661,978	(5,230,085)	0	0	0
Currency	18,952	0	0	0	0
Currency/Interest Rate	107,388	0	0	557	0
Credit	(15,904)	0	0	0	0
Equity	40,076	1,050,139	0	0	0
Embedded Derivatives	(312,814)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	499,676	(4,179,946)	0	557	0
Total	$507,313	$(4,179,946)	$36,726	$34,627	$98,731

	Year Ended December 31, 2021
	Realized Investment Gains (Losses) (1)	Change in Value of Market Risk Benefits, Net of Related Hedging Gain (Loss) (1)	Net Investment Income	Other Income (Loss)	Change in AOCI
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Interest Rate	$2	$0	$47	$0	$(161)
Currency/Interest Rate	1,357	0	15,983	11,119	48,169
Total cash flow hedges	1,359	0	16,030	11,119	48,008
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	(53,626)	33,029	0	0	0
Currency	2,006	0	0	0	0
Currency/Interest Rate	44,350	0	0	79	0
Credit	2,892	0	0	0	0
Equity	(299,798)	(644,967)	0	0	0
Embedded Derivatives	(79,714)	0	0	0	0
Total Derivatives Not Qualifying as Hedge Accounting Instruments	(383,890)	(611,938)	0	79	0
Total	$(382,531)	$(611,938)	$16,030	$11,198	$48,008
(1)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Presented below is a rollforward of current period cash flow hedges in AOCI before taxes:

(in thousands)
Balance, December 31, 2020	$(8,112)
Amount recorded in AOCI
Interest Rate	(112)
Currency/Interest Rate	76,628
Total amount recorded in AOCI	76,516
Amount reclassified from AOCI to income
Interest Rate	(49)
Currency/Interest Rate	(28,459)
Total amount reclassified from AOCI to income	(28,508)
Balance, December 31, 2021	$39,896
Amount recorded in AOCI
Interest Rate	(319)
Currency/Interest Rate	177,483
Total amount recorded in AOCI	177,164
Amount reclassified from AOCI to income
Interest Rate	7
Currency/Interest Rate	(78,440)
Total amount reclassified from AOCI to income	(78,433)
Balance, December 31, 2022	$138,627
Amount recorded in AOCI
Interest Rate	(44)
Currency/Interest Rate	(109,673)
Total amount recorded in AOCI	(109,717)
Amount reclassified from AOCI to income
Interest Rate	116
Currency/Interest Rate	(17,092)
Total amount reclassified from AOCI to income	(16,976)
Balance, December 31, 2023	$11,934

The changes in fair value of cash flow hedges are deferred in AOCI and are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Operations and Comprehensive Income (Loss); these amounts are then reclassified to earnings when the hedged item affects earnings. Using December 31, 2023 values, it is estimated that a pre-tax gain of $19 million is expected to be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2024.

The exposures the Company is hedging with these qualifying cash flow hedges include the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments.

There were no material amounts reclassified from AOCI into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Credit Derivatives
Credit Derivatives, where the Company has written credit protection on certain index references, have outstanding notional amounts of $643 million and $47 million as of December 31, 2023 and 2022, respectively. These credit derivatives are reported at fair value as an asset of $8 million and $0 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 the notional amount of these credit derivatives had $542 million in NAIC 3 and $101 million in NAIC 6.
The Company has no exposure on purchased credit protection as of December 31, 2023 and 2022.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by entering into derivative transactions with regulated derivatives exchanges for exchange traded derivatives and its affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivatives. PGF, in turn, manages its credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreement, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.
Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position.

5. FAIR VALUE OF ASSETS AND LIABILITIES
Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, equity securities, derivative contracts that trade on an active exchange market, separate account assets and other liabilities.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain cash equivalents (primarily commercial paper), short-term investments and certain OTC derivatives and embedded derivatives resulting from reinsurance.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, contracts or contract features pertaining to living benefit features (market risk benefits) of the Company's variable annuity contracts and embedded derivatives associated with the index-linked features of certain universal life and annuity products.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	December 31, 2023
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$975,287	$0	$	$975,287
Obligations of U.S. states and their political subdivisions	0	776,627	0		776,627
Foreign government bonds	0	281,304	682		281,986
U.S. corporate public securities	0	9,495,912	0		9,495,912
U.S. corporate private securities	0	4,476,258	513,236		4,989,494
Foreign corporate public securities	0	1,698,965	7,129		1,706,094
Foreign corporate private securities	0	4,137,004	493,978		4,630,982
Asset-backed securities(2)	0	1,928,428	99,122		2,027,550
Commercial mortgage-backed securities	0	773,663	78,115		851,778
Residential mortgage-backed securities	0	396,070	0		396,070
Subtotal	0	24,939,518	1,192,262		26,131,780
Market risk benefit assets	0	0	2,367,243		2,367,243
Fixed maturities, trading	0	2,762,398	34,048		2,796,446
Equity securities(3)	790,346	11,285	28,709		830,340
Short-term investments	31,879	280,228	1,759		313,866
Cash equivalents	447,396	1,196,729	0		1,644,125
Other invested assets(4)	23,432	9,022,304	1	(9,028,019)	17,718
Other assets	0	0	224,019		224,019
Reinsurance recoverables	0	0	69,745		69,745
Receivables from parent and affiliates	0	147,984	0		147,984
Subtotal excluding separate account assets	1,293,053	38,360,446	3,917,786	(9,028,019)	34,543,266
Separate account assets(5)(6)	176,239	113,747,569	5,985		113,929,793
Total assets	$1,469,292	$152,108,015	$3,923,771	$(9,028,019)	$148,473,059
Market risk benefit liabilities	$0	$0	$5,144,401	$	$5,144,401
Policyholders' account balances	0	0	7,689,929		7,689,929
Payables to parent and affiliates	0	21,239,770	0	(18,588,647)	2,651,123
Other liabilities(7)	8,032	6,340	0	(8,032)	6,340
Total liabilities	$8,032	$21,246,110	$12,834,330	$(18,596,679)	$15,491,793

	December 31, 2022
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$281,792	$0	$	$281,792
Obligations of U.S. states and their political subdivisions	0	628,200	0		628,200
Foreign government bonds	0	272,738	724		273,462
U.S. corporate public securities	0	6,443,944	0		6,443,944
U.S. corporate private securities	0	3,573,269	243,460		3,816,729
Foreign corporate public securities	0	1,371,354	6,868		1,378,222
Foreign corporate private securities	0	3,509,162	257,168		3,766,330
Asset-backed securities(2)	0	1,421,852	20,502		1,442,354
Commercial mortgage-backed securities	0	573,930	84,222		658,152
Residential mortgage-backed securities	0	336,216	0		336,216
Subtotal	0	18,412,457	612,944		19,025,401
Market risk benefit assets(8)	0	0	1,393,237		1,393,237
Fixed maturities, trading	0	1,936,159	0		1,936,159
Equity securities	108,076	6,403	28,593		143,072
Short-term investments	0	81,215	16,945		98,160
Cash equivalents	0	1,432,182	0		1,432,182
Other invested assets(4)	4,223	7,680,827	0	(7,637,939)	47,111
Other assets	0	0	141,041		141,041
Receivables from parent and affiliates	0	148,075	0		148,075
Subtotal excluding separate account assets	112,299	29,697,318	2,192,760	(7,637,939)	24,364,438
Separate account assets(5)(6)	102,243	108,682,425	4,645		108,789,313
Total assets	$214,542	$138,379,743	$2,197,405	$(7,637,939)	$133,153,751
Market risk benefit liabilities(8)	$0	$0	$5,521,601	$	$5,521,601
Policyholders' account balances	0	0	3,502,096		3,502,096
Payables to parent and affiliates	0	18,653,159	0	(16,568,242)	2,084,917
Other liabilities(7)	899	(9,496)	0	(670)	(9,267)
Total liabilities	$899	$18,643,663	$9,023,697	$(16,568,912)	$11,099,347

(1)“Netting” amounts represent cash collateral of $(9,569) million and $(8,931) million as of December 31, 2023 and 2022, respectively.
(2)Includes credit-tranched securities collateralized by syndicated bank loans, sub-prime mortgages, auto loans, credit cards, education loans and other asset types.
(3)Equity securities excluded from the fair value hierarchy include a fund for which fair value is measured at net asset value ("NAV") per share (or its equivalent) as a practical expedient. As of December 31, 2023, the fair value of this investment was $14.6 million.
(4)Other invested assets excluded from the fair value hierarchy include certain hedge funds, private equity funds and other funds for which fair value is measured at NAV per share (or its equivalent) as a practical expedient. At December 31, 2023 and 2022, the fair values of such investments were $67 million and $69 million, respectively.
(5)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(6)Separate account assets included in the fair value hierarchy exclude investments in entities that calculate NAV per share (or its equivalent) as a practical expedient. Such investments excluded from the fair value hierarchy include investments in real estate, hedge funds and a corporate owned life insurance fund, for which fair value is measured at NAV per share (or its equivalent). At December 31, 2023 and 2022, the fair value of such investments was $5,259 million and $5,262 million, respectively.
(7)Other liabilities includes embedded derivatives associated with reinsurance agreements.
(8)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.
Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2023 and 2022, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private fixed maturities, which are originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.
Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy.
Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other invested assets”, or as liabilities within “Payables to parent and affiliates” or "Other liabilities", except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.
The Company's exchange-traded futures and options include treasury and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts and credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including SOFR, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, real estate, mutual funds and commercial mortgage loans for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.
Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.
Other Assets - Consists primarily of deposit assets related to reinsurance agreements using deposit accounting under U.S. GAAP, which include amounts representing the fair value of embedded derivative instruments associated with the index-linked features of certain annuity products. The methods and assumptions used to estimate the fair value are consistent with those described below in “Policyholders' account balances”.
Reinsurance Recoverables - Reinsurance recoverables primarily includes an embedded derivative associated with receivables from modified coinsurance arrangements.
Market Risk Benefits - As a result of the adoption of ASU 2018-12 in the first quarter of 2023, the Company is required to measure all market risk benefits (e.g., living benefit and death benefit guarantees associated with variable annuities) at fair value. Market risk benefit liabilities (or assets) represent contracts or contract features that provide protection to the contractholder and expose the insurance entity to other than nominal capital market risk, primarily related to deferred annuities with guaranteed minimum benefits in the annuities products including GMDB, GMIB, GMAB, GMWB and GMIWB. The benefits are bundled together and accounted for as single compound market risk benefits using a fair value measurement framework.
The fair value of these market risk benefits is calculated as the present value of expected future benefit payments to contractholders less the present value of expected future rider fees attributable to the market risk benefits. The fair value of these benefit features is based on assumptions a market participant would use in valuing market risk benefits. This methodology could result in either a liability or asset balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally-developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management’s judgment.

The significant inputs to the valuation models for these market risk benefits include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the valuations, the assets and liabilities included in market risk benefits have been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the SOFR swap curve adjusted for an additional spread relative to SOFR to reflect the Company’s market-perceived NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with the Company issued funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements, living benefit guarantees, and index-linked interest crediting guarantees are insurance liabilities and are therefore senior to debt.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon company emerging experience and industry studies, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.
Policyholders' Account Balances - The liability for policyholders’ account balances is related to certain embedded derivative instruments associated with certain universal life and annuity products that provide policyholders with index-linked interest credited over contract specified term periods. The fair values of these liabilities are determined using discounted cash flow models which include capital market assumptions such as interest rates and equity index volatility assumptions, the Company’s market-perceived NPR and actuarially determined assumptions for mortality, lapses and projected hedge costs.
As there is no observable active market for these liabilities, the fair value is determined as the present value of account balances paid to policyholders in excess of contractually guaranteed minimums using option pricing techniques for index term periods that contain deposits as of the valuation date, and the expected option cost for future index term periods, where the terms of index crediting rates have not yet been declared by the Company. Premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows are also incorporated in the fair value of these liabilities. Since the valuation of these liabilities require the use of management’s judgment to determine these risk premiums and the use of unobservable inputs, these liabilities are reflected within Level 3 in the fair value hierarchy.
Capital market inputs, including interest rates and equity market volatility, and actual policyholders’ account values are updated each quarter. Actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. Aside from these annual updates, assumptions are generally updated only if a material change is observed in an interim period that the Company believes is indicative of a long-term trend.
Other Liabilities - Other liabilities primarily includes an embedded derivative associated with certain funds withheld reinsurance arrangements that are described in Note 11. The fair value of the liability is determined based on the valuation of the underlying funds withheld assets identified to support the payable due to the applicable reinsurance counterparties.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities - The tables below present quantitative information regarding significant internally-priced Level 3 assets and liabilities.

	December 31, 2023
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$81,635	Discounted cash flow	Discount rate	6.98%	20%	9.73%	Decrease
		Liquidation	Liquidation value	63.62%	63.62%	63.62%	Increase
Commercial mortgage-backed securities	$78,115	Discounted cash flow	Liquidity premium	0.60%	0.75%	0.71%	Decrease
Market risk benefit assets(4)	$2,367,243	Discounted cash flow	Lapse rate(5)	1%	20%		Increase
			Spread over SOFR(6)	0.41%	1.91%		Increase
			Utilization rate(7)	38%	95%		Decrease
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Increase
			Equity volatility curve	15%	25%		Decrease
Other assets	$224,019	Discounted cash flow	Lapse rate(5)	1%	80%		Increase
			Spread over SOFR(6)	0.41%	1.85%		Increase
			Mortality rate(9)	0%	23%		Increase
			Equity volatility curve	6%	25%		Decrease
			Option Budget(11)	(1)%	7%		Decrease
Liabilities:
Market risk benefit liabilities(4)	$5,144,401	Discounted cash flow	Lapse rate(5)	1%	20%		Decrease
			Spread over SOFR(6)	0.41%	1.91%		Decrease
			Utilization rate(7)	38%	95%		Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)	0%	15%		Decrease
			Equity volatility curve	15%	25%		Increase
Policyholders' account balances(10)	$7,689,929	Discounted cash flow	Lapse rate(5)	1%	80%		Decrease
			Spread over SOFR(6)	0.41%	1.85%		Decrease
			Mortality rate(9)	0%	23%		Decrease
			Equity volatility curve	6%	25%		Increase
			Option Budget(11)	(1)%	7%		Increase

	December 31, 2022
	Fair Value	Valuation Techniques	Unobservable Inputs		Minimum		Maximum	Weighted Average		Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(2)	$408,494	Discounted cash flow	Discount rate		9.77%		20%	16.53%		Decrease
		Market Comparables	EBITDA multiples(3)	2.2	X	23.5	X	8.1	X	Increase
Market risk benefit assets(4)(12)	$1,393,237	Discounted cash flow	Lapse rate(5)		1%		20%			Increase
			Spread over SOFR(6)		0.50%		2.20%			Increase
			Utilization rate(7)		38%		95%			Decrease
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)		0%		15%			Increase
			Equity volatility curve		18%		26%			Decrease
Liabilities:
Market risk benefit liabilities(4)(12)	$5,521,601	Discounted cash flow	Lapse rate(5)		1%		20%			Decrease
			Spread over SOFR(6)		0.50%		2.20%			Decrease
			Utilization rate(7)		38%		95%			Increase
			Withdrawal rate	See table footnote (8) below.
			Mortality rate(9)		0%		15%			Decrease
			Equity volatility curve		18%		26%			Increase
Policyholders' account balances(10)	$3,502,096	Discounted cash flow	Lapse rate(5)		1%		80%			Decrease
			Spread over SOFR(6)		0.22%		2.26%			Decrease
			Mortality rate(9)		0%		23%			Decrease
			Equity volatility curve		6%		30%			Increase
			Option Budget(11)		(2)%		6%			Increase
(1)Conversely, the impact of a decrease in input would have the opposite impact on fair value as that presented in the table.
(2)Includes assets classified as fixed maturities, available-for-sale.
(3)Represents multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), and are amounts used when the Company has determined that market participants would use such multiples when valuing the investments.
(4)Market risk benefits primarily represent fair value for all living benefit guarantees including accumulation, withdrawal and income benefits. Since the valuation methodology for these assets and liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(5)Lapse rates for contracts with living benefit guarantees are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates for contracts with index-linked crediting guarantees may be adjusted at the contract level based on the applicability of any surrender charges, product type, and market related factors such as interest rates. Lapse rates are also generally assumed to be lower for the period where surrender charges apply. For any given contract, lapse rates vary throughout the period over which cash flows are projected for the purposes of valuing these balances.
(6)The spread over the SOFR swap curve and the LIBOR swap curve represents the premium added to the proxy for the risk-free rate (SOFR or LIBOR, as applicable) to reflect the Company's estimates of rates that a market participant would use to value the living benefits in both the accumulation and payout phases and index-linked interest crediting guarantees as of December 31, 2023 and 2022, respectively. This spread includes an estimate of NPR, which is the risk that the obligation will not be fulfilled by the Company. NPR is primarily estimated by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium. In order to reflect the financial strength ratings of the Company, credit spreads associated with funding agreements, as opposed to credit spread associated with debt, are utilized in developing this estimate because funding agreements are insurance liabilities and are therefore senior to debt. Effective April 2023, the Company entered into an agreement with The Ohio National Life Insurance Company, now known as AuguStar Life Insurance Company ("AuguStar"), an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. See Note 11 for additional information regarding this transaction. As a result of this transaction, a ceded MRB asset balance was established to fair value the reinsurance reimbursements to the Company. The establishment of the fair value also required an estimate of NPR for AuguStar, which may differ from that of the Company's; however, the NPR spreads for AuguStar were developed using a methodology similar to that of the Company.

(7)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.
(8)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2023 and 2022, the minimum withdrawal rate assumption is 81% and 77%, respectively. As of December 31, 2023 and 2022, the maximum withdrawal rate assumption may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.
(9)The range reflects the mortality rates for the vast majority of business with living benefits and other contracts, with policyholders ranging from 50 to 90 years old. While the majority of living benefits have a minimum age requirement, certain other contracts do not have an age restriction. This results in contractholders with mortality rates approaching 0% for certain benefits. Mortality rates may vary by product, age and duration. A mortality improvement assumption is also incorporated into the overall mortality table.
(10)Policyholders’ account balances primarily represent general account liabilities for the index-linked interest credited on certain of the Company’s life and annuity products that are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(11)Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price and interest rate changes. The level of option budget determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.
(12)Amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:
Corporate Securities – The rate used to discount future cash flows reflects current risk-free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors. During weaker economic cycles, as the expectations of default increases, credit spreads widen, which results in a decrease in fair value.
Commercial Mortgage-backed Securities – Interrelationships may exist between the prepayment rate, the default rate and/or loss severity, depending on specific market conditions. In stronger economic cycles, prepayment rates are generally driven by underlying property appreciation and subsequent cash-out refinances, while default rates and loss severity may be lower. During weaker economic cycles, prepayment rates may decline, while default rates and loss severity increase. Generally, a change in the assumption used for the probability of default would be accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for prepayment rates. The impact of these factors on average life and economics varies with the deal structure and tranche subordination.
Market Risk Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Changes in Level 3 Assets and Liabilities - The following tables describe changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods (excluding MRBs disclosed in Note 10). When a determination is made to classify assets and liabilities within Level 3, the determination is based on significance of the unobservable inputs in the overall fair value measurement. All transfers are based on changes in the observability of the valuation inputs, including the availability of pricing service information that the Company can validate. Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company can validate.

	Year Ended December 31, 2023(6)(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$724	$(42)	$0	$0	$0	$0	$0	$0	$0	$682	$(53)
Corporate securities(3)	507,496	85	567,936	(39,722)	0	(130,688)	3,129	117,671	(11,564)	1,014,343	(973)
Structured securities(4)	104,724	(4,442)	241,159	(37)	0	(2,147)	(2,222)	4,537	(164,335)	177,237	(4,298)
Other assets:
Fixed maturities, trading	0	1,083	36,284	0	0	0	2,931	0	(6,250)	34,048	1,225
Equity securities	28,593	(928)	2,531	0	0	0	(1,487)	0	0	28,709	(928)
Other invested assets	0	1	0	0	0	0	0	0	0	1	1
Short-term investments	16,945	2,573	4,922	0	0	(21,322)	(1,359)	0	0	1,759	0
Other assets	141,041	(40,062)	145,922	0	0	(22,882)	0	0	0	224,019	(62,944)
Reinsurance recoverables(5)	0	(3,034)	75,143	0	0	0	(2,364)	0	0	69,745	(3,034)
Separate account assets	4,645	408	2,216	(1,124)	0	(160)	0	0	0	5,985	406
Liabilities:
Policyholders' account balances(5)	(3,502,096)	(2,641,436)	0	0	(1,653,028)	0	106,631	0	0	(7,689,929)	(360,807)

	Year Ended December 31, 2023(6)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(2,081)	$0	$0	$(2,808)	$490	$(2,904)	$0	$0	$(2,420)
Other assets:
Fixed maturities, trading	0	1,080	0	0	3	0	1,225	0	0
Equity securities	0	(928)	0	0	0	0	(928)	0	0
Other invested assets	1	0	0	0	0	1	0	0	0
Short-term investments	1,857	0	0	(73)	789	0	0	0	0
Other assets	(40,062)	0	0	0	0	(62,944)	0	0	0
Reinsurance recoverables	(3,034)	0	0	0	0	(3,034)	0	0	0
Separate account assets	0	0	408	0	0	0	0	406	0
Liabilities:
Policyholders' account balances	(2,641,436)	0	0	0	0	(360,807)	0	0	0

	Year Ended December 31, 2022(6)(7)
	Fair Value, beginning of period	Total realized and unrealized gains (losses)	Purchases	Sales	Issuances	Settlements	Other(1)	Transfers into Level 3	Transfers out of Level 3	Fair Value, end of period	Unrealized gains (losses) for assets still held(2)
	(in thousands)
Fixed maturities, available-for-sale:
Foreign government	$150	$73	$501	$0	$0	$0	$0	$0	$0	$724	$69
Corporate securities(3)	385,634	(47,296)	323,603	(62,827)	0	(102,377)	106,408	10,475	(106,124)	507,496	(45,235)
Structured securities(4)	173,944	(26,318)	81,576	0	0	(1,993)	0	0	(122,485)	104,724	(28,489)
Other assets:
Equity securities	12,472	(3,310)	10,000	(230)	0	0	9,661	0	0	28,593	(3,872)
Short-term investments	0	114	18,046	0	0	(8,560)	7,290	55	0	16,945	73
Other assets	72,937	44,096	49,677	0	0	(3,855)	(21,814)	0	0	141,041	47,951
Separate account assets	0	(70)	7,715	(3,000)	0	0	0	0	0	4,645	(70)
Liabilities:
Policyholders' account balances(5)	(3,245,773)	(409,912)	0	0	(1,094,824)	0	1,248,413	0	0	(3,502,096)	(289,548)

	Year Ended December 31, 2022(6)
	Total realized and unrealized gains (losses)					Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Interest credited to policyholders' account balances	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(16,829)	$0	$0	$(56,470)	$(242)	$(14,416)	$0	$0	$(59,239)
Other assets:
Equity securities	0	(3,310)	0	0	0	0	(3,872)	0	0
Short-term investments	77	0	0	73	(36)	0	0	0	73
Other assets	44,096	0	0	0	0	47,951	0	0	0
Separate account assets	0	0	(70)	0	0	0	0	(70)	0
Liabilities:
Policyholders' account balances	(409,912)	0	0	0	0	(289,548)	0	0	0

	Year Ended December 31, 2021(6)
	Total realized and unrealized gains (losses)				Unrealized gains (losses) for assets still held(2)
	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)	Net investment income	Realized investment gains (losses), net	Other income (loss)	Included in other comprehensive income (loss)
	(in thousands)
Fixed maturities, available-for-sale	$(832)	$0	$(6,318)	$388	$(1,778)	$0	$(5,346)
Other assets:
Fixed maturities, trading	0	46	0	0	0	46	0
Equity securities	0	709	0	0	0	709	0
Short-term investments	181	0	0	0	0	0	0
Cash equivalents	147	0	0	0	0	0	0
Other assets	1,258	0	0	0	359	0	0
Liabilities:
Policyholders' account balances	(78,321)	0	0	0	5,476	0	0
(1)"Other" largely represents non-cash moves related to novated variable indexed annuities under the reinsurance agreement with FLIAC. See Note 11 for more details regarding these transactions. In addition, for the prior year Policyholders' account balances represents an out of period adjustment related to certain portions of reinsurance activity that had been incorrectly recorded on the balance sheet during the fourth quarter of 2021.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Includes U.S. corporate public, U.S. corporate private, foreign corporate public, and foreign corporate private securities.
(4)Includes asset-backed and commercial mortgage-backed securities.
(5)Purchases/issuances and settlements for Policyholders' account balances and Reinsurance recoverables are presented net in the rollforward.
(6)Effective January 1, 2021, Future policy benefits previously included in "Changes in Level 3 Assets and Liabilities" are now reported as Market Risk Benefits. See Note 10 for additional information.
(7)Excludes MRB assets of $2,367 million and $1,393 million and MRB liabilities of $5,144 million and $5,522 million as of December 31, 2023 and 2022, respectively. See Note 10 for additional information.

Nonrecurring Fair Value Measurements - The following tables represent information for assets measured at fair value on a nonrecurring basis. The fair value measurement is nonrecurring as these assets are measured at fair value only when there is a triggering event (e.g., an evidence of impairment). Assets included in the table are those that were impaired during the respective reporting periods and that are still held as of the reporting date. The estimated fair values for these amounts were determined using significant unobservable inputs (Level 3). For the years ended December 31, 2023 and 2021, there were no triggering events.

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Equity in earnings of operating joint venture, net of taxes
Investment in joint venture	$0	$(75,000)	$0

Gains (Losses):
Other invested assets	$0	$(11,125)	$0

	December 31, 2023	December 31, 2022
	(in thousands)
Carrying value after measurement as of period end:
Investment in joint venture(1)	$0	$60,456
(1)Reported carrying value includes value as of the measurement period of June 30, 2022 for "Investment in joint venture".
Fair Value of Financial Instruments
The tables below present the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position. In some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2023
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$5,918,386	$5,918,386	$6,122,721
Policy loans	0	0	1,472,677	1,472,677	1,472,677
Short-term investments	66,500	0	0	66,500	66,500
Cash and cash equivalents	470,668	24,999	0	495,667	495,667
Accrued investment income	0	333,838	0	333,838	333,838
Reinsurance recoverables	0	0	22,155	22,155	23,537
Receivables from parent and affiliates	0	184,599	0	184,599	184,599
Other assets	0	80,646	1,489,983	1,570,629	1,570,629
Total assets	$537,168	$624,082	$8,903,201	$10,064,451	$10,270,168
Liabilities:
Policyholders’ account balances - investment contracts	$0	$955,647	$5,396,885	$6,352,532	$6,368,061
Cash collateral for loaned securities	0	218,310	0	218,310	218,310
Short-term debt to affiliates	0	176,110	0	176,110	180,411
Payables to parent and affiliates	0	16,573	0	16,573	16,573
Other liabilities	0	2,121,861	32,423	2,154,284	2,154,283
Total liabilities	$0	$3,488,501	$5,429,308	$8,917,809	$8,937,638

	December 31, 2022
	Fair Value				Carrying Amount(1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$4,602,177	$4,602,177	$4,928,680
Policy loans	0	0	505,367	505,367	505,367
Short-term investments	26,331	0	0	26,331	26,331
Cash and cash equivalents	675,445	290,000	0	965,445	965,445
Accrued investment income	0	219,635	0	219,635	219,635
Reinsurance recoverables	0	0	25,127	25,127	27,183
Receivables from parent and affiliates	0	76,846	0	76,846	76,846
Other assets	0	94,200	730,682	824,882	824,882
Total assets	$701,776	$680,681	$5,863,353	$7,245,810	$7,574,369
Liabilities:
Policyholders’ account balances - investment contracts	$0	$1,192,271	$3,141,000	$4,333,271	$4,351,945
Cash collateral for loaned securities	0	86,750	0	86,750	86,750
Short-term debt to affiliates	0	120,325	0	120,325	126,250
Long-term debt to affiliates	0	173,905	0	173,905	185,563
Payables to parent and affiliates	0	41,654	0	41,654	41,654
Other liabilities	0	1,269,615	33,250	1,302,865	1,302,866
Total liabilities	$0	$2,884,520	$3,174,250	$6,058,770	$6,095,028
(1)Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments.
The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.
Commercial Mortgage and Other Loans
The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the relative strength of the underlying collateral, the principal exit strategies for the loans, prevailing interest rates and credit risk.
Policy Loans
The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.
Short-Term Investments, Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates
The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: certain short-term investments, which are not securities, recorded at amortized cost; cash and cash equivalent instruments, accrued investment income.
Reinsurance Recoverables
Reinsurance recoverables include corresponding receivables associated with modified coinsurance arrangements and other reinsurance arrangements between the Company and related parties. See Note 11 for additional information about the Company's reinsurance arrangements.

Other Assets
Other assets primarily consists of deposit assets related to the reinsurance agreements with Pruco Life and a third-party reinsurer, which uses deposit accounting under U.S. GAAP. The deposit assets are adjusted as amounts are paid, consistent with the underlying contracts. Also included are other assets that meet the definition of financial instruments, including receivables such as unsettled trades and accounts receivable.
Policyholders’ Account Balances - Investment Contracts
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.
Cash Collateral for Loaned Securities
Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Debt
The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.
Other Liabilities and Payables to Parent and Affiliates
Other liabilities includes the funds withheld liability for assets retained under the reinsurance agreement that corresponds to the deposit assets above in "Other Assets". Also included are unsettled trades, drafts, and escrow deposits. Payables to parent and affiliates is primarily related to accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

6. DEFERRED POLICY ACQUISITION COSTS, DEFERRED REINSURANCE AND DEFERRED SALES INDUCEMENTS
Deferred Policy Acquisition Costs
The following table shows a rollforward for the lines of business that contain DAC balances, along with a reconciliation to the Company's total DAC balance:

	Fixed Annuities	Variable Annuities	Term Life	Variable / Universal Life	Total
	(in thousands)
Balance, January 1, 2021	$0	$0	$462,099	$2,030,983	$2,493,082
Capitalization	576	32,590	168,760	653,864	855,790
Amortization expense	(1,008)	(146,952)	(53,775)	(123,860)	(325,595)
Other(1)	84,913	3,921,094	0	24	4,006,031
Balance, December 31, 2021	84,481	3,806,732	577,084	2,561,011	7,029,308
Capitalization	31,494	270,864	127,541	532,678	962,577
Amortization expense	(13,724)	(341,142)	(55,423)	(109,987)	(520,276)
Other(2)	0	0	(365)	(540,819)	(541,184)
Balance, December 31, 2022	102,251	3,736,454	648,837	2,442,883	6,930,425
Capitalization	117,851	241,136	159,000	576,920	1,094,907
Amortization expense	(22,165)	(326,444)	(63,949)	(121,877)	(534,435)
Other(3)	0	(393,385)	0	(1)	(393,386)
Balance, December 31, 2023	$197,937	$3,257,761	$743,888	$2,897,925	$7,097,511
(1)    Includes the impact of the 2021 Variable Annuities Recapture as well as the assuming of DAC upon Affiliated reinsurance agreement with FLIAC within Fixed Annuities. See Note 1 and Note 11 for additional information.
(2)    Includes the impact of the reinsurance agreement with Lotus Re. See Note 11 for additional information.
(3)    Includes the impact of the reinsurance agreement with AuguStar. See Note 11 for additional information.

Deferred Reinsurance Losses

The following table shows a rollforward for the lines of business that contain DRL balances, along with a reconciliation to the Company's total DRL balance:

	Variable Annuities	Term Life	Total
	(in thousands)
Balance, January 1, 2021	$274,415	$87,932	$362,347
Amortization expense	(14,847)	(9,506)	(24,353)
Other	(4,991)	0	(4,991)
Balance, December 31, 2021	254,577	78,426	333,003
Amortization expense	(31,057)	(9,048)	(40,105)
Other	(5)	0	(5)
Balance, December 31, 2022	223,515	69,378	292,893
Amortization expense	(29,403)	(8,374)	(37,777)
Other	(1)	0	(1)
Balance, December 31, 2023	$194,111	$61,004	$255,115

Deferred Reinsurance Gains

The following table shows a rollforward for the lines of business that contain DRG balances, along with a reconciliation to the Company's total DRG balance:

	Fixed Annuities	Variable Annuities	Variable / Universal Life	Total
	(in thousands)
Balance, January 1, 2021	$0	$0	$174,259	$174,259
Amortization	(657)	0	(7,365)	(8,022)
Other(1)	78,795	0	7,704	86,499
Balance, December 31, 2021	78,138	0	174,598	252,736
Amortization	(6,437)	0	(79,952)	(86,389)
Other(2)	(13,803)	0	1,340,312	1,326,509
Balance, December 31, 2022	57,898	0	1,434,958	1,492,856
Amortization	(9,790)	(15,612)	(71,462)	(96,864)
Other(3)	(34)	277,333	0	277,299
Balance, December 31, 2023	$48,074	$261,721	$1,363,496	$1,673,291
(1)    Includes the impact of the 2021 Variable Annuities Recapture.
(2)    Includes $1,352 million deferred gain related to the reinsurance agreement with Lotus Re, entered into January 1, 2022.
(3)    Includes the impact of the reinsurance agreement with AuguStar. See Note 11 for additional information.

Deferred Sales Inducements

The following table shows a rollforward of DSI balances for variable annuity products, which is the only line of business that contains a DSI balance, along with a reconciliation to the Company's total DSI balance:

Variable Annuities
(in thousands)
Balance, January 1, 2021	$0
Capitalization	167
Amortization expense	(17,885)
Other(1)	432,337
Balance, December 31, 2021	414,619
Capitalization	676
Amortization expense	(33,791)
Balance, December 31, 2022	381,504
Capitalization	1,514
Amortization expense	(31,625)
Other	31
Balance, December 31, 2023	$351,424
(1)    Includes the impact of the 2021 Variable Annuities Recapture.

7. SEPARATE ACCOUNTS
The Company issues variable annuity and variable life insurance contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. Most variable annuity and variable life insurance contracts are offered with both separate and general account options. See Note 9 for additional information.
The assets supporting the variable portion of variable annuity and variable life insurance contracts are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities”. The liabilities related to the net amount at risk are reflected within future policy benefits or market risk benefits. Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net”.

Separate Account Assets

The aggregate fair value of assets, by major investment asset category, supporting separate accounts is as follows:

	December 31, 2023	December 31, 2022
	(in thousands)
Asset Type:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$2,954	$2,510
U.S. corporate securities	9,504	8,702
Foreign corporate securities	1,763	1,420
Mortgage-backed securities	186	276
Mutual funds:
Equity	72,614,821	67,144,660
Fixed Income	37,065,162	38,109,374
Other	4,101,661	3,441,016
Equity securities	104,159	49,260
Other invested assets	5,258,900	5,262,178
Short-term investments	2,126	1,237
Cash and cash equivalents	27,249	30,613
Total	$119,188,485	$114,051,246

For the periods ended December 31, 2023, 2022 and 2021, there were no transfers of assets, other than cash, from the general account to a separate account; therefore, no gains or losses were recorded.

Separate Account Liabilities
The balances of and changes in separate account liabilities as of and for the periods indicated are as follows:

	Year Ended December 31, 2023
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$91,785,447	$22,265,799	$114,051,246
Deposits	440,707	2,745,751	3,186,458
Investment performance	12,219,777	4,310,729	16,530,506
Policy charges	(2,296,859)	(829,539)	(3,126,398)
Surrenders and withdrawals	(9,687,372)	(347,955)	(10,035,327)
Benefit payments	(73,791)	(226,242)	(300,033)
Net transfers (to) from general account(1)	(15,121)	(1,175,575)	(1,190,696)
Other	10,333	62,396	72,729
Balance, end of period	$92,383,121	$26,805,364	$119,188,485

Cash surrender value(2)	$91,201,190	$23,700,726	$114,901,916

	Year Ended December 31, 2022
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$123,977,624	$25,820,204	$149,797,828
Deposits	658,695	2,275,000	2,933,695
Investment performance	(21,600,783)	(4,270,091)	(25,870,874)
Policy charges	(2,513,831)	(767,168)	(3,280,999)
Surrenders and withdrawals	(8,481,231)	(339,931)	(8,821,162)
Benefit payments	(62,586)	(278,140)	(340,726)
Net transfers (to) from general account	(206,269)	(213,752)	(420,021)
Other	13,828	39,677	53,505
Balance, end of period	$91,785,447	$22,265,799	$114,051,246

Cash surrender value(2)	$90,208,083	$19,575,562	$109,783,645

	Year Ended December 31, 2021
	Variable Annuities	Variable Life	Total
	(in thousands)
Balance, beginning of period	$124,275,626	$21,464,796	$145,740,422
Deposits	669,497	2,397,739	3,067,236
Investment performance	13,179,092	3,482,547	16,661,639
Policy charges	(2,937,255)	(703,264)	(3,640,519)
Surrenders and withdrawals	(11,147,772)	(403,558)	(11,551,330)
Benefit payments	(74,953)	(289,298)	(364,251)
Net transfers (to) from general account	3,449	(164,405)	(160,956)
Other	9,940	35,647	45,587
Balance, end of period	$123,977,624	$25,820,204	$149,797,828

Cash surrender value(2)	$121,847,584	$23,174,409	$145,021,993
(1) Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(2) Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.

8. LIABILITY FOR FUTURE POLICY BENEFITS
Liability for Future Policy Benefits primarily consists of the following sub-components, which are discussed in greater detail below.

•Benefit Reserves;
•Deferred Profit Liability; and
•Additional Insurance Reserves

In 2023, the Company recognized an immaterial impact to net income attributable to the actuarial assumption update for direct and assumed benefit reserves. Additionally, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update and other refinements for direct and assumed additional insurance reserves, primarily due to unfavorable model refinements, partially offset by favorable updates to economic assumptions, including expected future rates of returns on investments on universal life policies with secondary guarantees.

In 2022, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed benefit reserves, primarily due to updates to mortality assumptions on individual term life insurance. Additionally, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update and other refinements for direct and assumed additional insurance reserves, primarily due to updates to policyholder behavior assumptions on universal life policies with secondary guarantees.

In 2021, the actuarial assumption update for direct and assumed benefit reserves and additional insurance reserves was immaterial.

Benefit Reserves

The balances of and changes in Benefit Reserves as of and for the periods indicated consist of the three tables presented below: Present Value of Expected Net Premiums rollforward, Present Value of Expected Future Policy Benefits rollforward, and Net Liability for Future Policy Benefits.

	Year Ended December 31, 2023
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$10,911,794	$0	$10,911,794
Effect of cumulative changes in discount rate assumptions, beginning of period	554,896	0	554,896
Balance at original discount rate, beginning of period	11,466,690	0	11,466,690
Effect of assumption update	(790)	0	(790)
Effect of actual variances from expected experience and other activity	(200,513)	(989)	(201,502)
Adjusted balance, beginning of period	11,265,387	(989)	11,264,398
Issuances	712,495	36,646	749,141
Net premiums / considerations collected	(1,345,514)	(35,657)	(1,381,171)
Interest accrual	521,176	0	521,176
Balance at original discount rate, end of period	11,153,544	0	11,153,544
Effect of cumulative changes in discount rate assumptions, end of period	(225,711)	0	(225,711)
Balance, end of period	$10,927,833	$0	$10,927,833

	Year Ended December 31, 2023
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$17,835,251	$204,727	$18,039,978
Effect of cumulative changes in discount rate assumptions, beginning of period	962,035	24,876	986,911
Balance at original discount rate, beginning of period	18,797,286	229,603	19,026,889
Effect of assumption update	(1,044)	0	(1,044)
Effect of actual variances from expected experience and other activity	(263,243)	6,991	(256,252)
Adjusted balance, beginning of period	18,532,999	236,594	18,769,593
Issuances	712,495	36,646	749,141
Interest accrual	895,023	8,440	903,463
Benefit payments	(1,386,583)	(33,287)	(1,419,870)
Other adjustments	3,844	(84)	3,760
Balance at original discount rate, end of period	18,757,778	248,309	19,006,087
Effect of cumulative changes in discount rate assumptions, end of period	(331,571)	(19,521)	(351,092)
Balance, end of period	$18,426,207	$228,788	$18,654,995
Other, end of period			1,765
Total balance, end of period			$18,656,760

	Year Ended December 31, 2023
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$7,498,374	$228,788	$7,727,162
Flooring impact, end of period	44	0	44
Balance, end of period, post-flooring	7,498,418	228,788	7,727,206
Less: Reinsurance recoverable	6,817,488	18,489	6,835,977
Balance after reinsurance recoverable, end of period, post-flooring	$680,930	$210,299	$891,229

	Year Ended December 31, 2022
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$12,485,056	$0	$12,485,056
Effect of cumulative changes in discount rate assumptions, beginning of period	(1,826,120)	0	(1,826,120)
Balance at original discount rate, beginning of period	10,658,936	0	10,658,936
Effect of assumption update	1,295,294	0	1,295,294
Effect of actual variances from expected experience and other activity	(112,661)	(1,143)	(113,804)
Adjusted balance, beginning of period	11,841,569	(1,143)	11,840,426
Issuances	439,874	30,469	470,343
Net premiums / considerations collected	(1,339,902)	(29,326)	(1,369,228)
Interest accrual	525,149	0	525,149
Balance at original discount rate, end of period	11,466,690	0	11,466,690
Effect of cumulative changes in discount rate assumptions, end of period	(554,896)	0	(554,896)
Balance, end of period	$10,911,794	$0	$10,911,794

	Year Ended December 31, 2022
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$20,937,097	$237,065	$21,174,162
Effect of cumulative changes in discount rate assumptions, beginning of period	(3,607,275)	(16,704)	(3,623,979)
Balance at original discount rate, beginning of period	17,329,822	220,361	17,550,183
Effect of assumption update	1,756,995	0	1,756,995
Effect of actual variances from expected experience and other activity	(206,175)	(1,639)	(207,814)
Adjusted balance, beginning of period	18,880,642	218,722	19,099,364
Issuances	439,874	30,469	470,343
Interest accrual	888,525	7,836	896,361
Benefit payments	(1,416,823)	(27,138)	(1,443,961)
Other adjustments	5,068	(286)	4,782
Balance at original discount rate, end of period	18,797,286	229,603	19,026,889
Effect of cumulative changes in discount rate assumptions, end of period	(962,035)	(24,876)	(986,911)
Balance, end of period	$17,835,251	$204,727	$18,039,978
Other, end of period			2,127
Total balance, end of period			$18,042,105

	Year Ended December 31, 2022
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$6,923,457	$204,727	$7,128,184
Flooring impact, end of period	0	0	0
Balance, end of period, post-flooring	6,923,457	204,727	7,128,184
Less: Reinsurance recoverable	6,497,257	16,460	6,513,717
Balance after reinsurance recoverable, end of period, post-flooring	$426,200	$188,267	$614,467

	Year Ended December 31, 2021
	Present Value of Expected Net Premiums
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$12,791,701	$0	$12,791,701
Effect of cumulative changes in discount rate assumptions, beginning of period	(2,461,823)	0	(2,461,823)
Balance at original discount rate, beginning of period	10,329,878	0	10,329,878
Effect of assumption update	39,089	0	39,089
Effect of actual variances from expected experience and other activity	246,712	0	246,712
Adjusted balance, beginning of period	10,615,679	0	10,615,679
Issuances	747,703	29,700	777,403
Net premiums / considerations collected	(1,193,642)	(29,700)	(1,223,342)
Interest accrual	489,196	0	489,196
Balance at original discount rate, end of period	10,658,936	0	10,658,936
Effect of cumulative changes in discount rate assumptions, end of period	1,826,120	0	1,826,120
Balance, end of period	$12,485,056	$0	$12,485,056

	Year Ended December 31, 2021
	Present Value of Expected Future Policy Benefits
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, beginning of period	$21,897,943	$237,094	$22,135,037
Effect of cumulative changes in discount rate assumptions, beginning of period	(4,893,834)	(27,090)	(4,920,924)
Balance at original discount rate, beginning of period	17,004,109	210,004	17,214,113
Effect of assumption update	40,236	0	40,236
Effect of actual variances from expected experience and other activity	268,005	(1,422)	266,583
Adjusted balance, beginning of period	17,312,350	208,582	17,520,932
Issuances	747,703	29,700	777,403
Interest accrual	832,663	7,454	840,117
Benefit payments	(1,566,091)	(25,328)	(1,591,419)
Other adjustments	3,197	(47)	3,150
Balance at original discount rate, end of period	17,329,822	220,361	17,550,183
Effect of cumulative changes in discount rate assumptions, end of period	3,607,275	16,704	3,623,979
Balance, end of period	$20,937,097	$237,065	$21,174,162
Other, end of period			2,902
Total balance, end of period			$21,177,064

	Year Ended December 31, 2021
	Net Liability for Future Policy Benefits (Benefit Reserves)
	Term Life	Fixed Annuities	Total
	(in thousands)
Balance, end of period, pre-flooring	$8,452,041	$237,065	$8,689,106
Flooring impact, end of period	951	0	951
Balance, end of period, post-flooring	8,452,992	237,065	8,690,057
Less: Reinsurance recoverable	7,855,802	19,314	7,875,116
Balance after reinsurance recoverable, end of period, post-flooring	$597,190	$217,751	$814,941

The following tables provide supplemental information related to the balances of and changes in Benefit Reserves included in the disaggregated tables above, on a gross (direct and assumed) basis, as of and for the periods indicated:

	Year Ended December 31, 2023
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$21,871,767	$0
Discounted expected future gross premiums (at original discount rate)	$15,027,611	$0
Discounted expected future gross premiums (at current discount rate)	$14,748,999	$0
Undiscounted expected future benefits and expenses	$29,118,532	$332,902
Interest accrual	$373,845	$8,440
Gross premiums	$1,804,955	$41,111
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.17%	3.70%
Weighted-average interest rate (at current discount rate)	4.99%	4.95%

	Year Ended December 31, 2022
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$22,223,836	$0
Discounted expected future gross premiums (at original discount rate)	$15,322,180	$0
Discounted expected future gross premiums (at current discount rate)	$14,587,657	$0
Undiscounted expected future benefits and expenses	$29,330,574	$306,286
Interest accrual	$363,375	$7,836
Gross premiums	$1,831,360	$32,105
Weighted-average duration of the liability in years (at original discount rate)	11	7
Weighted-average duration of the liability in years (at current discount rate)	10	6
Weighted-average interest rate (at original discount rate)	5.23%	3.60%
Weighted-average interest rate (at current discount rate)	5.39%	5.33%

	Year Ended December 31, 2021
	Term Life	Fixed Annuities
	($ in thousands)
Undiscounted expected future gross premiums	$24,005,621	$0
Discounted expected future gross premiums (at original discount rate)	$16,246,950	$0
Discounted expected future gross premiums (at current discount rate)	$19,102,730	$0
Undiscounted expected future benefits and expenses	$27,127,403	$293,095
Interest accrual	$343,467	$7,454
Gross premiums	$1,822,261	$35,672
Weighted-average duration of the liability in years (at original discount rate)	10	7
Weighted-average duration of the liability in years (at current discount rate)	11	7
Weighted-average interest rate (at original discount rate)	5.30%	3.47%
Weighted-average interest rate (at current discount rate)	2.55%	2.49%
For additional information regarding observable market information and the techniques used to determine the interest rate assumptions seen above, see Note 2.
For non-participating traditional and limited-payment products, if a cohort is in a loss position where the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for the present value of expected future policy benefits and non-level claim settlement expenses, then the liability for future policy benefits is adjusted at that time, and thereafter such that all changes, both favorable and unfavorable, in expected benefits resulting from both actual experience deviations and changes in future assumptions are recognized immediately as a gain or loss.

In 2023, there was a $31 million gain in net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, which was offset by a $30 million charge, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2022, there was an $83 million charge to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts, mostly offset by an $82 million gain, reflecting the impact of ceded reinsurance on the affected cohorts.

In 2021, there was an immaterial impact to net income for non-participating traditional and limited-payment products, where net premiums exceeded gross premiums for certain issue-year cohorts.

Deferred Profit Liability

The balances of and changes in Deferred Profit Liability for the years ended December 31, are as follows:

	2023	2022	2021
	Fixed Annuities
	(in thousands)
Balance, beginning of period	$18,193	$15,765	$9,959
Effect of actual variances from expected experience and other activity	(6,978)	1,250	1,247
Adjusted balance, beginning of period	11,215	17,015	11,206
Profits deferred	5,191	2,511	5,823
Interest accrual	552	616	529
Amortization	(2,129)	(1,909)	(1,793)
Other adjustments	(11)	(40)	0
Balance, end of period	14,818	18,193	15,765
Less: Reinsurance recoverable	1,365	1,684	1,726
Balance after reinsurance recoverable	$13,453	$16,509	$14,039

The following table provides supplemental information related to the balances of and changes in Deferred Profit Liability, included in the disaggregated table above, on a gross (direct and assumed) basis, for the years ended December 31,:

	2023	2022	2021
	Fixed Annuities
	(in thousands)
Revenue(1)	$3,375	$(2,428)	$(5,805)
Interest accrual	552	616	529
(1)Represents the gross premiums collected in changes in deferred profit liability.

Additional Insurance Reserves

AIR represents the additional liability for annuitization, death, or other insurance benefits, including GMDB and GMIB contract features, that are above and beyond the contractholder's account balance.

The following table shows a rollforward of AIR balances for variable and universal life products, for the years ended December 31,:

	2023	2022	2021
	(in thousands)
Balance, including amounts in AOCI, beginning of period, post-flooring	$12,664,445	$11,660,527	$10,878,087
Flooring impact and amounts in AOCI	1,269,236	(896,931)	(1,169,972)
Balance, excluding amounts in AOCI, beginning of period, pre-flooring	13,933,681	10,763,596	9,708,115
Effect of assumption update	22,910	2,197,592	(1,243)
Effect of actual variances from expected experience and other activity	34,021	(223,185)	53,125
Adjusted balance, beginning of period	13,990,612	12,738,003	9,759,997
Assessments collected(1)	929,709	961,924	848,263
Interest accrual	486,253	433,631	344,789
Benefits paid	(294,199)	(199,877)	(189,453)
Balance, excluding amounts in AOCI, end of period, pre-flooring	15,112,375	13,933,681	10,763,596
Flooring impact and amounts in AOCI	(831,583)	(1,269,236)	896,931
Balance, including amounts in AOCI, end of period, post-flooring	14,280,792	12,664,445	11,660,527
Less: Reinsurance recoverable	14,054,600	12,458,184	11,419,340
Balance after reinsurance recoverable, including amounts in AOCI, end of period	$226,192	$206,261	$241,187
(1) Represents the portion of gross assessments required to fund the future policy benefits.

	2023	2022	2021
	($ in thousands)
Interest accrual	$486,253	$433,631	$344,789
Gross assessments	$1,405,696	$1,367,796	$1,674,305
Weighted-average duration of the liability in years (at original discount rate)	22	23	22
Weighted-average interest rate (at original discount rate)	3.39%	3.37%	3.37%

Future Policy Benefits Reconciliation

The following table presents the reconciliation of the ending balances from the above rollforwards, Benefit Reserves, Deferred Profit Liability and Additional Insurance Reserves including other liabilities, gross of related reinsurance recoverables, to the total liability for Future Policy Benefits as reported on the Company's Consolidated Statements of Financial Position for the years ended December 31,:

	2023	2022	2021
	(in thousands)
Benefit reserves, end of period, post-flooring	$7,727,206	$7,128,184	$8,690,057
Deferred profit liability, end of period, post-flooring	14,818	18,193	15,765
Additional insurance reserves, including amounts in AOCI, end of period, post-flooring	14,280,792	12,664,445	11,660,527
Subtotal of amounts disclosed above	22,022,816	19,810,822	20,366,349
Other Future policy benefits reserves(1)	1,182,389	1,018,211	1,144,400
Total Future policy benefits	$23,205,205	$20,829,033	$21,510,749
(1)Represents balances for which disaggregated rollforward disclosures are not required, including unpaid claims and claims expenses, and incurred but not reported and in course of settlement claim liabilities.

Revenue and Interest Expense

The following tables present revenue and interest expense related to Benefit Reserves, Deferred Profit Liability and Additional Insurance Reserves, as well as related revenue and interest expense not presented in the above supplemental tables, in the Company's Consolidated Statement of Operations for the periods indicated:

	Year Ended December 31, 2023
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,804,955	$0	$41,111	$1,846,066
Deferred profit liability	0	0	3,375	3,375
Additional insurance reserves	0	1,405,696	0	1,405,696
Total	$1,804,955	$1,405,696	$44,486	$3,255,137

	Year Ended December 31, 2022
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,831,360	$0	$32,105	$1,863,465
Deferred profit liability	0	0	(2,428)	(2,428)
Additional insurance reserves	0	1,367,796	0	1,367,796
Total	$1,831,360	$1,367,796	$29,677	$3,228,833

	Year Ended December 31, 2021
	Revenues(1)
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$1,822,261	$0	$35,672	$1,857,933
Deferred profit liability	0	0	(5,805)	(5,805)
Additional insurance reserves	0	1,674,305	0	1,674,305
Total	$1,822,261	$1,674,305	$29,867	$3,526,433
(1)Represents "Gross premiums" for benefit reserves; "Gross assessments" for additional insurance reserves; and "Revenue" for deferred profit liability.

	Year Ended December 31, 2023
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$373,845	$0	$8,440	$382,285
Deferred profit liability	0	0	552	552
Additional insurance reserves	0	486,253	0	486,253
Total	$373,845	$486,253	$8,992	$869,090

	Year Ended December 31, 2022
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$363,375	$0	$7,836	$371,211
Deferred profit liability	0	0	616	616
Additional insurance reserves	0	433,631	0	433,631
Total	$363,375	$433,631	$8,452	$805,458

	Year Ended December 31, 2021
	Interest Expense
	Term Life	Variable/ Universal Life	Fixed Annuities	Total
	(in thousands)
Benefit reserves	$343,467	$0	$7,454	$350,921
Deferred profit liability	0	0	529	529
Additional insurance reserves	0	344,789	0	344,789
Total	$343,467	$344,789	$7,983	$696,239

9. POLICYHOLDERS' ACCOUNT BALANCES

The balances of and changes in policyholders' account balances as of and for the periods ended are as follows:

	Year Ended December 31, 2023
	Fixed Annuities	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$3,575,823	$16,432,032	$18,736,365	$38,744,220
Deposits	2,612,775	4,633,727	2,117,153	9,363,655
Interest credited	101,192	277,708	556,057	934,957
Policy charges	(8,438)	(23,368)	(1,810,644)	(1,842,450)
Surrenders and withdrawals	(229,843)	(516,039)	(845,436)	(1,591,318)
Benefit payments	(50,522)	(30,461)	(83,409)	(164,392)
Net transfers (to) from separate account(1)	0	15,121	1,175,575	1,190,696
Change in market value and other adjustments(2)	163,326	2,048,045	322,052	2,533,423
Balance, end of period	6,164,313	22,836,765	20,167,713	49,168,791
Less: Reinsurance recoverables(3)	4,746	569,844	12,830,700	13,405,290
Policyholders' account balance net of reinsurance recoverables	$6,159,567	$22,266,921	$7,337,013	$35,763,501
Unearned revenue reserve				3,741,426
Other				102,583
Total Policyholders' account balance				$53,012,800

Weighted-average crediting rate	2.08%	1.40%	2.86%	2.12%
Net amount at risk(4)	$15	$0	$323,508,432	$323,508,447
Cash surrender value(5)	$5,307,537	$20,490,433	$18,676,852	$44,474,822

	Year Ended December 31, 2022
	Fixed Annuities(6)	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$3,005,867	$11,465,411	$18,762,548	$33,233,826
Deposits	754,397	4,761,547	2,173,035	7,688,979
Interest credited	53,884	175,574	583,814	813,272
Policy charges	(5,118)	(5,482)	(1,795,879)	(1,806,479)
Surrenders and withdrawals	(68,343)	(282,497)	(873,034)	(1,223,874)
Benefit payments	(90,640)	(35,042)	(103,358)	(229,040)
Net transfers (to) from separate account	0	206,269	213,752	420,021
Change in market value and other adjustments(2)	(74,224)	146,252	(224,513)	(152,485)
Balance, end of period	3,575,823	16,432,032	18,736,365	38,744,220
Less: Reinsurance recoverables(3)	5,724	323,981	12,896,517	13,226,222
Policyholders' account balance net of reinsurance recoverables	$3,570,099	$16,108,051	$5,839,848	$25,517,998
Unearned revenue reserve				3,067,336
Other(6)				100,980
Total Policyholders' account balance				$41,912,536

Weighted-average crediting rate	1.64%	1.26%	3.11%	2.26%
Net amount at risk(4)	$3	$0	$304,864,582	$304,864,585
Cash surrender value(5)	$2,968,033	$13,844,151	$17,137,744	$33,949,928

	Year Ended December 31, 2021
	Fixed Annuities(6)	Variable Annuities	Variable Life / Universal Life	Total
	($ in thousands)
Balance, beginning of period	$379,981	$3,634,125	$18,363,958	$22,378,064
Deposits	396,377	725,701	2,523,000	3,645,078
Interest credited	1,181	94,453	508,391	604,025
Policy charges	(5,346)	(1,941)	(1,740,260)	(1,747,547)
Surrenders and withdrawals	(41,886)	(208,224)	(990,423)	(1,240,533)
Benefit payments	(87,897)	(41,851)	(132,586)	(262,334)
Net transfers (to) from separate account	0	(3,449)	164,405	160,956
Change in market value and other adjustments(2)	2,363,457	7,266,597	66,063	9,696,117
Balance, end of period	3,005,867	11,465,411	18,762,548	33,233,826
Less: Reinsurance recoverables(3)	7,066	340,527	11,706,343	12,053,936
Policyholders' account balance net of reinsurance recoverables	$2,998,801	$11,124,884	$7,056,205	$21,179,890
Unearned revenue reserve				2,398,788
Other(6)				98,066
Total Policyholders' account balance				$35,730,680

Weighted-average crediting rate	0.07%	1.25%	2.74%	2.31%
Net amount at risk(4)	$0	$0	$309,431,313	$309,431,313
Cash surrender value(5)	$2,476,677	$11,250,816	$16,915,935	$30,643,428

(1)    Variable life includes $900 million of funding for a policy loan to an affiliated irrevocable trust. See Note 15 for additional information.
(2)    Primarily relates to changes in the value of embedded derivative instruments associated with the indexed options of certain products. Includes $7,203 million related to assuming of policyholders' account balances with PALAC for the year ended December 31, 2021. See Note 1 for additional information.
(3)    The amount of recoverables related to reinsurance agreements that reduce the risk of the policyholders’ account balances gross liability.
(4)    The net amount at risk calculation includes both general and separate account balances.
(5)    Represents the amount of the contractholder's account balances distributable at the balance sheet date less certain surrender charges.
(6)    Prior period amounts have been updated to conform to current period presentation.

The Company issues variable life and universal life insurance contracts which may also include a “no-lapse guarantee” where the Company contractually guarantees to the contractholder a death benefit even when the account value drops to zero, as long as the “no-lapse guarantee” premium is paid.

The net amount at risk is generally defined as the current death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including contractholder mortality, contract lapses, and premium pattern, as well as interest rate and equity market returns.

The Company also issues annuity contracts that provide certain death benefit and/or living benefit guarantees and are accounted for as MRBs. See Note 10 for additional information, including the net amount at risk associated with these guarantees.

The balance of account values by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums are as follows:

	December 31, 2023
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities
Less than 1.00%	$105	$337	$994	$117,377	$118,813
1.00% - 1.99%	487,191	73,393	234,487	79,713	874,784
2.00% - 2.99%	301,132	469,276	562,347	16,881	1,349,636
3.00% - 4.00%	29,131	0	0	0	29,131
Greater than 4.00%	0	0	0	0	0
Total	$817,559	$543,006	$797,828	$213,971	$2,372,364
Variable Annuities
Less than 1.00%	$908,097	$807,460	$18,083	$2	$1,733,642
1.00% - 1.99%	214,377	2,061	1,060	0	217,498
2.00% - 2.99%	23,323	4,071	4,135	0	31,529
3.00% - 4.00%	903,953	9,245	33	0	913,231
Greater than 4.00%	2,046	0	0	0	2,046
Total	$2,051,796	$822,837	$23,311	$2	$2,897,946
Variable Life / Universal Life
Less than 1.00%	$0	$0	$0	$196,692	$196,692
1.00% - 1.99%	201,121	0	2,588,458	528,155	3,317,734
2.00% - 2.99%	28,061	1,445,439	2,789,520	260,651	4,523,671
3.00% - 4.00%	3,956,631	2,217,133	1,107,726	0	7,281,490
Greater than 4.00%	2,136,137	0	0	0	2,136,137
Total	$6,321,950	$3,662,572	$6,485,704	$985,498	$17,455,724

	December 31, 2022
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities(2)
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	521,189	73,554	248,881	83,415	927,039
2.00% - 2.99%	208,420	0	0	0	208,420
3.00% - 4.00%	38,195	0	0	0	38,195
Greater than 4.00%	0	0	0	0	0
Total	$767,804	$73,554	$248,881	$83,415	$1,173,654
Variable Annuities
Less than 1.00%	$1,008,763	$861,119	$18,744	$2	$1,888,628
1.00% - 1.99%	243,223	2,257	1,294	0	246,774
2.00% - 2.99%	26,778	973	0	0	27,751
3.00% - 4.00%	1,070,958	2247	0	0	1,073,205
Greater than 4.00%	2,172	0	0	0	2,172
Total	$2,351,894	$866,596	$20,038	$2	$3,238,530
Variable Life / Universal Life
Less than 1.00%	$11,902	$0	$0	$0	$11,902
1.00% - 1.99%	418,399	0	773,591	1,928,342	3,120,332
2.00% - 2.99%	32,651	121,200	2,413,571	1,824,303	4,391,725
3.00% - 4.00%	4,737,864	3,510	2,093,511	129,398	6,964,283
Greater than 4.00%	2,145,123	0	0	0	2,145,123
Total	$7,345,939	$124,710	$5,280,673	$3,882,043	$16,633,365

	December 31, 2021
Range of Guaranteed Minimum Crediting Rate(1)	At guaranteed minimum	1 - 50 bps above guaranteed minimum	51 - 150 bps above guaranteed minimum	Greater than 150 bps above guaranteed minimum	Total
	(in thousands)
Fixed Annuities(2)
Less than 1.00%	$0	$0	$0	$0	$0
1.00% - 1.99%	9,470	0	0	0	9,470
2.00% - 2.99%	213,321	0	0	0	213,321
3.00% - 4.00%	42,418	0	0	0	42,418
Greater than 4.00%	0	0	0	0	0
Total	$265,209	$0	$0	$0	$265,209
Variable Annuities
Less than 1.00%	$1,070,567	$894,487	$19,207	$2	$1,984,263
1.00% - 1.99%	267,409	1,627	0	0	269,036
2.00% - 2.99%	30,738	62	0	0	30,800
3.00% - 4.00%	1,150,448	0	0	0	1,150,448
Greater than 4.00%	2,415	0	0	0	2,415
Total	$2,521,577	$896,176	$19,207	$2	$3,436,962
Variable Life / Universal Life
Less than 1.00%	$18,091	$0	$0	$0	$18,091
1.00% - 1.99%	380,144	0	0	2,537,887	2,918,031
2.00% - 2.99%	10,227	0	3,735,376	552,995	4,298,598
3.00% - 4.00%	4,793,734	2,048,590	343,129	53,673	7,239,126
Greater than 4.00%	2,092,925	0	0	0	2,092,925
Total	$7,295,121	$2,048,590	$4,078,505	$3,144,555	$16,566,771

(1)     Excludes contracts without minimum guaranteed crediting rates, such as funds with indexed-linked crediting options.
(2)     Prior period amounts have been updated to conform to current period presentation.

Unearned Revenue Reserve

The balances of and changes in URR as of and for the periods ended are as follows:

	Years Ended December 31,
	2023	2022	2021
	Variable Life / Universal Life
	(in thousands)
Balance, beginning of period	$3,067,336	$2,398,788	$1,745,269
Unearned revenue	827,960	799,185	760,153
Amortization expense	(153,779)	(129,525)	(106,634)
Other adjustments	(91)	(1,112)	0
Balance, end of period	3,741,426	3,067,336	2,398,788
Less: Reinsurance recoverables	1,690,255	1,542,900	939,798
Unearned revenue reserve net of reinsurance recoverables	$2,051,171	$1,524,436	$1,458,990

10. MARKET RISK BENEFITS

The following tables show a rollforward of MRB balances for variable annuity products, along with a reconciliation to the Company’s total net MRB positions as of the following dates:

	Year Ended December 31, 2023
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$4,550,625	$(422,261)	$4,128,364
Effect of cumulative changes in non-performance risk	1,727,910	0	1,727,910
Balance, beginning of period, before effect of changes in non-performance risk	6,278,535	(422,261)	5,856,274
Attributed fees collected	1,158,879	(246,747)	912,132
Claims paid	(85,898)	9,952	(75,946)
Interest accrual	293,205	(53,016)	240,189
Actual in force different from expected	79,030	(13,338)	65,692
Effect of changes in interest rates	(1,438,873)	455,062	(983,811)
Effect of changes in equity markets	(1,845,207)	180,953	(1,664,254)
Effect of assumption update	330,769	(54,067)	276,702
Issuances	29,433	7,680	37,113
Other adjustments(1)	(36,888)	(635,011)	(671,899)
Effect of changes in current period counterparty non-performance risk	0	(146,999)	(146,999)
Balance, end of period, before effect of changes in non-performance risk	4,762,985	(917,792)	3,845,193
Effect of cumulative changes in non-performance risk	(1,068,035)	0	(1,068,035)
Balance, end of period	$3,694,950	$(917,792)	$2,777,158

	Year Ended December 31, 2022
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$8,884,362	$(906,484)	$7,977,878
Effect of cumulative changes in non-performance risk	287,605	0	287,605
Balance, beginning of period, before effect of changes in non-performance risk	9,171,967	(906,484)	8,265,483
Attributed fees collected	1,249,956	(147,727)	1,102,229
Claims paid	(64,406)	3,456	(60,950)
Interest accrual	143,483	(13,438)	130,045
Actual in force different from expected	105,996	(9,968)	96,028
Effect of changes in interest rates	(7,271,427)	767,394	(6,504,033)
Effect of changes in equity markets	3,103,563	(326,575)	2,776,988
Effect of assumption update	(160,597)	23,171	(137,426)
Effect of changes in current period counterparty non-performance risk	0	187,910	187,910
Balance, end of period, before effect of changes in non-performance risk	6,278,535	(422,261)	5,856,274
Effect of cumulative changes in non-performance risk	(1,727,910)	0	(1,727,910)
Balance, end of period	$4,550,625	$(422,261)	$4,128,364

	Year Ended December 31, 2021
	Variable Annuities	Less: Reinsured Market Risk Benefits	Total, Net of Reinsurance
	(in thousands)
Balance, beginning of period	$13,577,543	$(13,589,575)	$(12,032)
Effect of cumulative changes in non-performance risk	722,837	0	722,837
Balance, beginning of period, before effect of changes in non-performance risk	14,300,380	(13,589,575)	710,805
Attributed fees collected	1,368,434	(759,997)	608,437
Claims paid	(29,401)	14,648	(14,753)
Interest accrual	24,824	(16,593)	8,231
Actual in force different from expected	(19,290)	22,687	3,397
Effect of changes in interest rates	(3,461,436)	3,240,588	(220,848)
Effect of changes in equity markets	(2,789,777)	2,070,833	(718,944)
Effect of assumption update	(221,767)	221,767	0
Other adjustments(1)	0	8,223,470	8,223,470
Effect of changes in current period counterparty non-performance risk	0	(334,312)	(334,312)
Balance, end of period, before effect of changes in non-performance risk	9,171,967	(906,484)	8,265,483
Effect of cumulative changes in non-performance risk	(287,605)	0	(287,605)
Balance, end of period	$8,884,362	$(906,484)	$7,977,878
(1)     Other adjustments for December 31, 2023 primarily includes $638 million related to the reinsurance transaction with AuguStar. See Note 11 for additional information. Other adjustments for December 31, 2021 includes the impact of the 2021 Variable Annuities Recapture. See Note 1 for additional information.

In 2023, the Company recognized an unfavorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to policyholder behavior assumptions on certain variable annuities.

In 2022, the Company recognized a favorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to mortality and policyholder behavior assumptions on certain variable annuities.

In 2021, the Company recognized a favorable impact to net income attributable to the actuarial assumption update for direct and assumed MRBs, primarily due to updates to long-term asset mix assumptions supporting claims on certain variable annuities.

The Company issues certain variable annuity insurance contracts where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, and/or (2) the highest anniversary contract value on a specified date adjusted for any withdrawals. These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues indexed variable annuity contracts for which the return is tied to the return of specific indices where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract adjusted for any partial withdrawals upon death. In certain of these indexed variable annuity contracts, the Company also contractually guarantees to the contractholder withdrawal benefits payable during specific periods.

For guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The following table presents accompanying information to the rollforward table above.

	December 31, 2023	December 31, 2022	December 31, 2021
	Variable Annuities
	($ in thousands)
Net amount at risk(1)	$9,041,651	$12,141,947	$2,566,157
Weighted-average attained age of contractholders	70	68	66
(1)    For contracts with multiple benefit features, the highest net amount at risk for each contract is included.

The table below reconciles MRB asset and liability positions as of the following dates:

	December 31, 2023	December 31, 2022	December 31, 2021
	Variable Annuities
	(in thousands)
Market risk benefit assets	$2,367,243	$1,393,237	$1,786,565
Market risk benefit liabilities	5,144,401	5,521,601	9,764,443
Net liability	$2,777,158	$4,128,364	$7,977,878

11. REINSURANCE
The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), Prudential Universal Reinsurance Company ("PURC"), Prudential Term Reinsurance Company (“Term Re”), Gibraltar Universal Life Reinsurance Company ("GUL Re"), Dryden Arizona Reinsurance Term Company (“DART”), Lotus Re, PALAC, a former subsidiary of Prudential Financial that was sold to Fortitude on April 1, 2022, which is discussed in Note 1, and Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a subsidiary of Prudential Financial that was sold to a third-party on June 30, 2021, as discussed below. As of July 1, 2021, the Company recaptured the risks related to its business that had been previously reinsured to PALAC as a result of the 2021 Variable Annuities Recapture, which is discussed below and in Note 1. The Company also participates in reinsurance with its parent company Prudential Insurance, as well as third-parties. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, and facilitate the Company's capital market hedging program. Life reinsurance is accomplished through various plans of reinsurance, primarily YRT and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long-duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance policy charges and fee income ceded for universal life and variable annuity products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance are recorded within “Other assets” and the corresponding funds withheld liability for assets retained under these reinsurance agreements are recorded within “Other liabilities.” Balances associated with these agreements are included in the tables below.
"Change in value of market risk benefits, net of related hedging gain (loss)" include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into reinsurance agreements to transfer the risk related to the living benefit guarantees on variable annuities within the PLNJ business to Prudential Insurance. These reinsurance agreements are market risk benefits and have been accounted for in the same manner.
Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2023	2022
	(in thousands)
Reinsurance recoverables(1)	$38,709,651	$37,096,562
Policy loans	(1,082,584)	(1,011,112)
Deferred policy acquisition costs(1)	(3,195,161)	(3,343,270)
Deferred sales inducements(1)	(35,313)	(38,146)
Market risk benefit assets(1)	1,165,378	543,177
Other assets(1)	1,897,410	1,146,794
Policyholders’ account balances(1)	5,977,108	7,157,639
Future policy benefits(1)	7,026,209	6,320,863
Market risk benefit liabilities(1)	249,538	120,916
Other liabilities(1)	4,397,862	2,891,433
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Unaffiliated reinsurance amounts included in the table above and in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

	2023	2022
	(in thousands)
Deferred policy acquisition costs(1)	$71,315	$111,379
Market risk benefit assets(1)	745,662	64,738
Other assets	1,795,422	1,034,000
Policyholders' account balances(1)	1,830,579	2,771,961
Future policy benefits	453	0
Market risk benefit liabilities(1)	131,594	40,731
Other liabilities	1,915,205	820,185
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Reinsurance recoverables by counterparty as of December 31, are broken out below:

	2023	2022(1)
	(in thousands)
PAR U	$15,722,061	$15,051,337
PURC	7,565,968	6,928,950
PARCC	2,304,270	2,437,589
GUL Re	3,211,899	3,124,697
PAR Term	2,101,004	2,040,599
Prudential Insurance	1,311,525	986,013
Term Re	2,080,564	1,830,197
Lotus Re	2,051,831	1,952,215
DART	744,043	578,462
Unaffiliated	1,616,486	2,166,503
Total reinsurance recoverables	$38,709,651	$37,096,562
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2023	2022	2021
	(in thousands)
Premiums:
Direct(1)	$1,853,184	$1,868,709	$1,903,865
Assumed	(61)	776	162
Ceded(1)	(1,524,226)	(1,604,277)	(1,719,569)
Net premiums(1)	328,897	265,208	184,458
Policy charges and fee income:
Direct(1)	2,995,595	3,034,193	3,348,259
Assumed(1)	604,311	594,622	565,814
Ceded(1)	(2,063,300)	(2,398,214)	(2,613,978)
Net policy charges and fee income(1)	1,536,606	1,230,601	1,300,095
Net investment income:
Direct	1,700,684	920,674	555,404
Assumed	1,364	1,513	1,049
Ceded	(26,526)	(38,186)	(6,218)
Net investment income(2)	1,675,522	884,001	550,235
Asset administration fees:
Direct	323,444	351,600	403,359
Assumed	0	0	0
Ceded	(90,494)	(67,418)	(201,182)
Net asset administration fees	232,950	284,182	202,177
Other income (loss):
Direct	636,930	(731,796)	227,035
Assumed	(475)	271	(66)
Ceded(1)	108,173	80,056	35,451
Net other income(1)(2)	744,628	(651,469)	262,420

	2023	2022	2021
Realized investment gains (losses), net:
Direct(1)	(1,195,753)	497,016	(388,914)
Assumed(1)	162,291	(244,000)	12,592
Ceded(1)	(50,198)	83,366	(10,572)
Realized investment gains (losses), net(1)(2)	(1,083,660)	336,382	(386,894)
Change in value of market risk benefits, net of related hedging gain (loss):
Direct(1)	298,425	(181,260)	9,096,963
Assumed	(2,199)	0	0
Ceded(1)	(390,594)	(519,321)	(13,319,493)
Net change in value of market risk benefits, net of related hedging gain (loss)(1)	(94,368)	(700,581)	(4,222,530)
Policyholders’ benefits (including change in reserves):
Direct(1)	3,354,306	3,362,353	3,215,531
Assumed(1)	1,258,651	1,107,436	905,325
Ceded(1)	(4,109,168)	(4,011,416)	(4,038,146)
Net policyholders’ benefits (including change in reserves)(1)(2)	503,789	458,373	82,710
Change in estimates of liability for future policy benefits:
Direct(1)	(18,361)	1,716,983	99,202
Assumed(1)	8,644	679,863	(16,166)
Ceded(1)	13,669	(2,341,747)	(56,028)
Net change in estimates of liability for future policy benefits(1)	3,952	55,099	27,008
Interest credited to policyholders’ account balances:
Direct(1)	918,327	805,411	525,038
Assumed	136,725	74,402	138,202
Ceded(1)	(399,607)	(434,598)	(814,629)
Net interest credited to policyholders’ account balances(1)	655,445	445,215	(151,389)
Reinsurance expense allowances and general and administrative expenses, net of capitalization and amortization(1)	(399,870)	(150,374)	(2,195,677)
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
(2)Amounts include reinsurance agreements using the deposit method of accounting.

Unaffiliated reinsurance assumed and ceded amounts included in the table above and in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended December 31, were as follows:

	2023	2022	2021
	(in thousands)
Premiums:
Assumed(1)	$(69)	$149	$162
Ceded(1)	(70,169)	(42,721)	(26,143)

Policy charges and fee income:
Assumed	1,563	2,113	0
Ceded	(143,764)	(81,781)	(65,451)

Net investment income(2):
Ceded	23,023	10,802	687

Asset administration fees:
Ceded	(22,415)	0	0

Other income (loss)(2):
Assumed	(211)	270	(68)
Ceded(1)	37,526	3,243	0

Realized investment gains (losses), net(2):
Assumed(1)	162,291	778,620	0
Ceded(1)	(45,711)	82,386	80,540

Change in value of market risk benefits, net of related hedging gain (loss):
Assumed(1)	(2,199)	0	0
Ceded(1)	(186,996)	(120,663)	(130,654)

Policyholders' benefits (including change in reserves)(2):
Assumed	804	2,566	429
Ceded(1)	(157,344)	(94,402)	(186,927)

Change in estimates of liability for future policy benefits:
Ceded(1)	(1,367)	(6,824)	0

Interest credited to policyholders' account balances:
Assumed	16,243	(95,285)	0
(1)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
(2)Amounts include reinsurance agreements using the deposit method of accounting.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2023	2022	2021
	(in thousands)
Direct gross life insurance face amount in force	$1,127,561,798	$1,093,610,227	$1,079,382,740
Assumed gross life insurance face amount in force	35,558,423	36,668,045	37,822,851
Reinsurance ceded	(1,027,473,705)	(1,009,571,304)	(992,635,327)
Net life insurance face amount in force	$135,646,516	$120,706,968	$124,570,264
Significant Affiliated Reinsurance Agreements
PAR U
Pruco Life reinsures an amount equal to 70% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates prior to January 1, 2011.
Effective July 1, 2012, PLNJ reinsures an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates through December 31, 2019, excluding those policies that are subject to principle-based reserving.
On January 2, 2013, Pruco Life began to assume guaranteed universal life ("GUL") business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U.
PALAC
Effective April 1, 2016, the Company entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to PALAC, excluding the PLNJ business, which was reinsured to Prudential Insurance. This reinsurance agreement excluded business reinsured externally. As of December 31, 2020, the Company discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation had no impact on the reinsurance agreement between PALAC, Prudential Insurance, and the Company.
Effective July 1, 2021, the Company recaptured the risks related to its business, as discussed above, that had previously been reinsured to PALAC from April 1, 2016 through June 30, 2021. The recapture did not impact PLNJ, which continued to reinsure its business to Prudential Insurance. The product risks related to the previously reinsured business that were being managed in PALAC, were transferred to the Company. In addition, the living benefit hedging program related to the previously reinsured living benefit riders were being managed within the Company. See Note 1 for additional information.
On April 1, 2022, PALAC was sold to Fortitude as discussed in Note 1 and is no longer considered an affiliate of the Company.
PURC
Pruco Life reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no-lapse guarantees as well as certain of its universal policies, with effective dates from January 1, 2011 through December 31, 2013, with PURC and 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates from January 1, 2014 through December 31, 2016.
PARCC
Prior to July 1, 2019, the Company reinsured 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 90% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
GUL Re
Effective January 1, 2017, Pruco Life entered into an automatic coinsurance agreement with GUL Re to reinsure an amount equal to 95% of all the risks associated with Universal Protector policies having no-lapse guarantees, as well as certain of its universal policies, with effective dates on or after January 1, 2017 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Effective July 1, 2017, Pruco Life amended this agreement to include 30% of Universal Protector policies having no-lapse guarantees as well as certain of its universal policies with effective dates prior to January 1, 2014.

PAR Term
Prior to July 1, 2019, the Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term. Effective July 1, 2019, the Company amended the coinsurance agreement to increase the percentage from 95% to 100% of the policy risk amount reinsured. The amended agreement does not impact contracts issued by PLNJ, which remain at the original percentage.
Prudential of Taiwan
On January 31, 2001, Pruco Life transferred all of its assets and liabilities associated with its Taiwanese branch, including its Taiwanese insurance book of business, to Prudential of Taiwan. The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, Pruco Life is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against Pruco Life.
The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under U.S. GAAP. Under this accounting treatment, the insurance related liabilities remain on the books of Pruco Life and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in U.S. dollars.
On August 11, 2020, Prudential International Insurance Holdings, Ltd. (“PIIH”), a subsidiary of Prudential Financial, entered into a Share Purchase Agreement with Taishin Financial Holding Co., Ltd. (the “Buyer”) pursuant to which PIIH has agreed to sell to the Buyer all of the issued and outstanding capital stock of Prudential of Taiwan. The Share Purchase Agreement contains customary warranties and covenants of PIIH and the Buyer. On June 30, 2021, PIIH completed the sale of Prudential of Taiwan to the Buyer. This resulted in the removal of the insurance related liabilities and offsetting reinsurance recoverables previously on the books of Pruco Life. The Buyer provided Pruco Life a backstop indemnification and Pruco Life provided a guarantee to stand ready to perform in the event of default by both Prudential of Taiwan and the Buyer. Refer to Note 16 for details on the guarantee.
Term Re
The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through December 31, 2017, through an automatic coinsurance agreement with Term Re.
Prudential Insurance
The Company has a YRT reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. This agreement was terminated for new business effective January 1, 2020, with certain new business (primarily universal life policies) terminated as early as 2017. The Company now reinsures a portion of the mortality risk directly to third-party reinsurers and retains all of the non-reinsured portion of the mortality risk. Effective July 1, 2019, certain term life insurance policies were recaptured and subsequently reinsured to PARCC and PAR Term as noted above. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $305 million loss recorded through "Policy charges and fee income." Those policies were then reinsured to Lotus Re as mentioned below.
On January 2, 2013, Pruco Life began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Financial Services Group, Inc. ("Hartford Financial"). The GUL business assumed from Prudential Insurance was subsequently retroceded to PAR U. In May 2018, Hartford Financial sold a group of operating subsidiaries, which includes two of Prudential Insurance's counterparties to these reinsurance arrangements. There was no impact to the terms, rights or obligations of Prudential Insurance, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties. Similarly, there was no impact to the Company's reinsurance arrangements with respect to such GUL business as a result of this change in control. In January 2021, there was a definitive agreement announced to subsequently sell the two counterparties mentioned above, which were then acquired by Sixth Street in July 2021. There was no impact to the terms, rights or obligations of the Company, or operation of these reinsurance arrangements, as a result of this change in control of such counterparties.
The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Effective April 1, 2016, PLNJ entered into a reinsurance agreement to reinsure its variable annuity base contracts, along with the living benefit guarantees to Prudential Insurance. This reinsurance agreement covers new and in force business. Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which is reinsured to Prudential Insurance through the existing reinsurance agreement. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to Prudential Insurance. As a result of the agreement, reinsurance payables includes the ceded modified coinsurance arrangement, which reflects the value of the invested assets retained by the Company and the associated asset returns.
Lotus Re
Effective October 1, 2021, the Company entered into an automatic coinsurance agreement with Lotus Re to reinsure $32 million of liabilities associated with the risks associated with a portion of its variable life policies in the extended term policy status.
Effective January 1, 2022 the Company recaptured the risks that were previously ceded to Lotus Re from October 1, 2021 through December 31, 2021. Immediately thereafter, the Company entered into a reinsurance agreement with Lotus Re to cede 100% of the risks associated with a closed block of variable life business on a coinsurance and modified coinsurance basis including policies in the extended term policy status. The amount of the net liabilities associated with the transaction for coinsurance and modified coinsurance were $1,387 million and $14,037 million, respectively. As part of the consideration, the Company also ceded to Lotus Re $855 million of policy loan assets associated with the reinsured policies while receiving $820 million in cash from Lotus Re. As a result, the Company recorded a $1,352 million deferred gain, which will be recognized over the remaining life of the underlying policies. In tandem with the transaction, effective January 1, 2022, Lotus Re established an automatic YRT agreement with the Company to cede back a portion of the mortality risks associated with the reinsured policies for the purposes of the Company maintaining YRT reinsurance with external counterparties.
DART
Effective January 1, 2018, the Company entered into an automatic coinsurance agreement with DART to reinsure an amount equal to 95% of the risks associated with its term life insurance policies with effective dates on or after January 1, 2018 through December 31, 2019, excluding those policies that are subject to principle-based reserving.
Significant Third-Party Reinsurance Arrangements
AuguStar Life Insurance Company (Formerly Known as The Ohio National Life Insurance Company)
Effective April 1, 2023, the Company entered into an agreement with AuguStar, an affiliate of Constellation Insurance Holdings, Inc., to reinsure approximately $10 billion of account values of PDI traditional variable annuity contracts with guaranteed living benefits. This block represents approximately 10% of the Company’s remaining legacy in force traditional variable annuity block by account value. The Company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its PDI traditional variable annuity contracts. The general account liabilities associated with PDI's guaranteed living and death benefits and the corresponding reinsurance of those liabilities are accounted for as market risk benefits. As a result of the transaction, the Company recognized a $277 million deferred reinsurance gain that will be amortized into income over the estimated remaining life of the reinsured policies.
FLIAC
Effective December 1, 2021, the Company entered into a reinsurance agreement with FLIAC under which the Company assumed all of FLIAC's indexed variable annuities under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts to the Company. As a result of the agreement, "Reinsurance recoverables" includes the assumed modified coinsurance receivable, which reflects the value of the invested assets retained by FLIAC and the associated asset returns. The Company also assumed via coinsurance all of FLIAC’s fixed indexed annuities and fixed annuities with a guaranteed lifetime withdrawal income feature, which are accounted for under deposit accounting. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from FLIAC to the Company and any such novated contracts shall cease to be reinsured under this agreement. As of December 31, 2023, the total account value of contracts novated from FLIAC to the Company were $5.3 billion for indexed variable annuities contracts and $2.0 billion for fixed annuities and fixed indexed annuities contracts, which is approximately 80% of the total reinsured block.

Somerset Re
Effective October 1, 2021, the Company entered into a reinsurance agreement with Somerset Reinsurance Ltd. (“Somerset Re") to coinsure business, on a quota share funds withheld basis, related to fixed index annuities. Under the reinsurance agreement, the Company cedes to Somerset Re its quota share of the insurance liabilities with respect to the reinsured contracts. The deposit assets on reinsurance totaled $1,618 million and $828 million at December 31, 2023 and 2022, respectively. The funds withheld liabilities totaled $1,518 million and $705 million at December 31, 2023 and 2022, respectively.
Union Hamilton
Between April 1, 2015 and December 31, 2016, the Company, excluding its subsidiary, reinsured approximately 50% of the new business related to “highest daily” living benefits rider guarantees on HDI v.3.0 product, available with Prudential Premier® Retirement Variable Annuity, to Union Hamilton. This reinsurance remains in force for the duration of the underlying annuity contracts. New sales of HDI v.3.0 subsequent to December 31, 2016 are not covered by this external reinsurance agreement. As of December 31, 2023, $2.3 billion of HDI v.3.0 account values are reinsured to Union Hamilton.
12. INCOME TAXES
The following schedule discloses significant components of income tax expense (benefit) for each year presented:

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Current tax expense (benefit):
U.S. federal	$698,170	$(345,263)	$440,649
State and local	14,550	4,479	5,002
Total	712,720	(340,784)	445,651
Deferred tax expense (benefit):
U.S. federal(1)	(683,342)	45,249	(920,437)
Total	(683,342)	45,249	(920,437)
Total income tax expense (benefit) on income (loss) before equity in earnings of operating joint ventures	29,378	(295,535)	(474,786)
Income tax expense (benefit) on equity in earnings of operating joint ventures	(109)	(193)	(147)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)(1)	(5,627)	(106,197)	(128,241)
Total income tax expense (benefit)	$23,642	$(401,925)	$(603,174)
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Reconciliation of Expected Tax at Statutory Rates to Reported Income Tax Expense (Benefit)
The differences between income taxes expected at the U.S. federal statutory income tax rate of 21% applicable for 2023, 2022 and 2021, and the reported income tax expense (benefit) are summarized as follows:

	Years Ended December 31,
	2023	2022	2021
	($ in thousands)
Expected federal income tax expense (benefit)(1)	$103,215	$(207,292)	$(392,740)
Non-taxable investment income	(42,730)	(46,426)	(48,662)
Tax credits	(42,578)	(47,544)	(36,806)
Changes in tax law	0	0	(3,644)
State tax (net of federal benefit)(2)	11,495	3,538	3,952
Other(2)	(24)	2,189	3,114
Reported income tax expense (benefit)	$29,378	$(295,535)	$(474,786)
Effective tax rate(1)	6.0%	29.9%	25.4%

(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
(2)    Prior period amounts have been updated to conform to current period presentation.

The effective tax rate is the ratio of “Income tax expense (benefit)” divided by “Income (loss) from operations before income taxes and equity in earnings of operating joint venture.” The Company’s effective tax rate for fiscal years 2023, 2022 and 2021 was 6.0%, 29.9% and 25.4%, respectively. The following is a description of items that had a significant impact on the difference between the Company’s statutory U.S. federal income tax rate of 21% applicable for 2023, 2022 and 2021, and the Company’s effective tax rate during the periods presented:
Non-Taxable Investment Income. The U.S. Dividends Received Deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is included in the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $40 million of the total $43 million of 2023 non-taxable investment income, $44 million of the total $46 million of 2022 non-taxable investment income, and $46 million of the total $49 million of 2021 non-taxable investment income. The DRD for the current period was estimated using information from 2022, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.
Tax credits. These amounts primarily represent tax credits relating to foreign taxes withheld on the Company’s separate account investments.
Other. This line item represents reconciling items that are individually less than 5% of the computed expected federal income tax expense (benefit) and have therefore been aggregated for purposes of this reconciliation in accordance with relevant disclosure guidance.

Schedule of Deferred Tax Assets and Deferred Tax Liabilities

	December 31,
	2023	2022
	(in thousands)
Deferred tax assets:
Insurance reserves(1)	$1,660,421	$1,235,687
Investments(1)	776,190	354,538
Net unrealized loss on securities(1)	296,749	481,989
Other(1)	4,723	2,801
Deferred tax assets	2,738,083	2,075,015
Deferred tax liabilities:
Deferred policy acquisition cost(1)	936,929	954,953
Deferred sales inducements(1)	72,791	80,116
Deferred tax liabilities	1,009,720	1,035,069
Net deferred tax asset (liability)	$1,728,363	$1,039,946
(1)    Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

Changes in market conditions, including the significant rise in interest rates since the beginning of 2022, resulted in the recording of deferred tax assets related to net unrealized tax capital losses in the Company. When assessing recoverability of these deferred tax assets, the Company considers its ability and intent to hold the underlying securities to recovery in value, if necessary, as well as other factors as noted above. As of December 31, 2023, based on all available evidence, including capital loss carryback capacity, the Company concluded that the deferred tax assets related to the unrealized tax capital losses on the available-for-sale securities portfolios are, more likely than not, expected to be realized.
The Company had no valuation allowance as of December 31, 2023, and 2022. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.
The Company’s “Income (loss) from operations before income taxes and equity in earnings of operating joint venture” includes income from domestic operations of $492 million, $(987) million and $(1,870) million for the years ended December 31, 2023, 2022 and 2021, respectively.
Tax Audit and Unrecognized Tax Benefits
The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company had no unrecognized tax benefits as of December 31, 2023, 2022, and 2021. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The Company did not recognize tax related interest and penalties.
At December 31, 2023, the Company remains subject to examination in the U.S. for tax years 2014 through 2023.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

13. EQUITY
Accumulated Other Comprehensive Income (Loss)
AOCI represents the cumulative OCI items that are reported separate from net income and detailed on the Consolidated Statements of Operations and Comprehensive Income (Loss). Net unrealized investment gains (losses) are described in further detail in Note 2, Note 8 (Interest rate remeasurement of Liability for Future Policy Benefits) and Note 10 (Gains (losses) from Changes in Nonperformance Risk on Market Risk Benefits). The balance of and changes in each component of AOCI as of and for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Interest Rate Remeasurement of Future Policy Benefits	Gain (Loss) from Changes in Non-Performance Risk on Market Risk Benefits	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2020	$(7,797)	$553,925	$0	$0	$546,128
Cumulative effect of adoption of ASU 2018-12	0	(81,364)	(155,255)	571,039	334,420
Change in OCI before reclassifications(2)	(3,891)	(185,492)	37,274	(435,232)	(587,341)
Amounts reclassified from AOCI	0	(24,994)	0	0	(24,994)
Income tax benefit (expense)(2)	414	44,256	(7,828)	91,399	128,241
Balance, December 31, 2021	(11,274)	306,331	(125,809)	227,206	396,454
Change in OCI before reclassifications(2)	(9,337)	(2,249,609)	310,351	1,440,307	(508,288)
Amounts reclassified from AOCI	0	(4,428)	0	0	(4,428)
Income tax benefit (expense)(2)	604	473,231	(65,174)	(302,464)	106,197
Balance, December 31, 2022	(20,007)	(1,474,475)	119,368	1,365,049	(10,065)
Change in OCI before reclassifications	2,419	677,735	(60,978)	(659,875)	(40,699)
Amounts reclassified from AOCI	0	14,217	0	0	14,217
Income tax benefit (expense)	(497)	(145,255)	12,805	138,574	5,627
Balance, December 31, 2023	$(18,085)	$(927,778)	$71,195	$843,748	$(30,920)
(1)Includes cash flow hedges of $12 million, $139 million, and $40 million as of December 31, 2023, 2022 and 2021, respectively.
(2)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.
Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Years Ended December 31,
	2023	2022	2021
	(in thousands)
Amounts reclassified from AOCI(1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate(3)	$16,976	$78,433	$28,508
Net unrealized investment gains (losses) on available-for-sale securities	(31,193)	(74,005)	(3,514)
Total net unrealized investment gains (losses)(4)	(14,217)	4,428	24,994
Total reclassifications for the period	$(14,217)	$4,428	$24,994
(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 4 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on future policy benefits, policyholders’ account balances and other liabilities.

Net Unrealized Investment Gains (Losses)
Net unrealized investment gains (losses) on available-for-sale fixed maturity securities and certain other invested assets and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of “Net income (loss)” for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to net unrealized investment gains (losses) on available-for-sale fixed maturity securities on which an allowance for credit losses has been recognized, and all other net unrealized investment gains (losses), are as follows:

	Net Unrealized Investment Gains (Losses) on Available-for-Sale Fixed Maturity Securities on Which an Allowance for Credit Losses has been Recognized	Net Unrealized Gains (Losses) on All Other Investments(1)	Other Costs(2)	Future Policy Benefits, Policyholders' Account Balances and Other Liabilities(3)	Income Tax Benefit (Expense)	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2020	$0	$849,349	$1,200,048	$(1,348,231)	$(147,241)	$553,925
Cumulative effect of adoption of ASU 2018-12	0	(1,000)	(89,160)	(12,880)	21,677	(81,363)
Net investment gains (losses) on investments arising during the period	2,951	(240,903)	0	0	50,016	(187,936)
Reclassification adjustment for (gains) losses included in net income	(8)	(24,986)	0	0	5,254	(19,740)
Reclassification due to allowance for credit losses recorded during the period	742	(742)	0	0	0	0
Impact of net unrealized investment (gains) losses(4)	0	0	(275,458)	327,917	(11,014)	41,445
Balance, December 31, 2021	3,685	581,718	835,430	(1,033,194)	(81,308)	306,331
Net investment gains (losses) on investments arising during the period	(149)	(2,737,481)	0	0	574,760	(2,162,870)
Reclassification adjustment for (gains) losses included in net income	831	(5,259)	0	0	930	(3,498)
Reclassification due to allowance for credit losses recorded during the period	4	(4)	0	0	0	0
Impact of net unrealized investment (gains) losses(4)	0	0	(2,033,852)	2,521,873	(102,459)	385,562
Balance, December 31, 2022	4,371	(2,161,026)	(1,198,422)	1,488,679	391,923	(1,474,475)
Net investment gains (losses) on investments arising during the period	(4,482)	744,727	0	0	(155,393)	584,852
Reclassification adjustment for (gains) losses included in net income	(265)	14,482	0	0	(2,984)	11,233
Reclassification due to allowance for credit losses recorded during the period	2,363	(2,363)	0	0	0	0
Impact of net unrealized investment (gains) losses	0	0	397,071	(459,581)	13,122	(49,388)
Balance, December 31, 2023	$1,987	$(1,404,180)	$(801,351)	$1,029,098	$246,668	$(927,778)
(1)Includes cash flow hedges. See Note 4 for information on cash flow hedges.
(2)"Other costs" primarily includes reinsurance recoverables and deferred reinsurance losses.
(3)"Other liabilities" primarily includes reinsurance payables.
(4)Prior period amounts reflect the implementation of ASU 2018-12: Targeted Improvements to the Accounting for Long-Duration Contracts.

Noncontrolling interests

For certain subsidiaries, the Company owns a controlling interest that is less than 100% ownership of the subsidiary but must consolidate 100% of the subsidiary’s financial statements in accordance with U.S. GAAP. Noncontrolling interests represent the portion of equity ownership in a consolidated subsidiary that is not attributable to the Company.

14. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS
The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance ("AZDOI"). It's subsidiary PLNJ is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Insurance and Banking. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.
The following table summarizes certain statutory financial information for the Company, including its subsidiary PLNJ, for the periods indicated:

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Statutory net income (loss)(1)	$4,923	$3,317	$833
Statutory capital and surplus(1)	5,161	5,205	5,955
(1) 2022 amounts include adjustments made to the audited statutory financial statements as of December 31, 2022.
The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.
The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the AZDOI. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. The Company must obtain approval from AZDOI prior to paying a dividend if the dividend, together with other dividend distributions made within the preceding twelve months, would exceed the lesser of 10% of statutory surplus or net gain from operations. Based on these limitations, there is no capacity to pay a dividend in 2024 without prior approval. In 2023, there was $1,400 million return of capital to Prudential Insurance. The Company did not pay dividends to Prudential Insurance in 2023, 2022 and 2021.

15. RELATED PARTY TRANSACTIONS
The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.
Expense Charges and Allocations
The majority of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.
The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock-based awards program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock-based awards program was $1 million for each of the years ended December 31, 2023, 2022 and 2021. The expense charged to the Company for the deferred compensation program was $5 million, $5 million and $4 million for the years ended December 31, 2023, 2022 and 2021, respectively.

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded, non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $13 million, $19 million and $14 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $14 million, $15 million and $13 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $7 million, $9 million and $5 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is charged distribution expenses from Prudential’s proprietary nationwide sales organization, “Prudential Advisors” through a transfer pricing agreement, which is intended to reflect a market-based pricing arrangement. Prudential Advisors distributes Prudential life insurance, annuities, and investment products with proprietary and non-proprietary product options.
The Company pays commissions and certain other fees to Prudential Annuities Distributors, Inc. (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $587 million, $611 million and $379 million for the years ended December 31, 2023, 2022 and 2021, respectively.
The Company is charged for its share of corporate expenses incurred by Prudential Financial to benefit its businesses, such as advertising, executive oversight, external affairs and philanthropic activity. The Company’s share of corporate expenses was $144 million, $105 million and $86 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Corporate-Owned Life Insurance
The Company has sold five Corporate Owned Life Insurance (“COLI”) policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $4,156 million and $4,512 million as of December 31, 2023 and 2022, respectively. Fees related to these COLI policies were $50 million, $52 million and $56 million for the years ended December 31, 2023, 2022 and 2021, respectively. The Company reinsures the risk associated with these COLI policies to an affiliate reinsurer as part of a broader program related to variable insurance policies.
In May 2023, the Company funded a policy loan from the Prudential Financial COLI policy noted above in an amount of $900 million to an affiliated irrevocable trust, commonly referred to as a “rabbi trust”, which Prudential Financial created to support certain non-qualified retirement plans. The outstanding balance of the policy loan with the rabbi trust was $898 million as of December 31, 2023. Interest income related to the policy loan was $26 million for the year ended December 31, 2023.
Affiliated Investment Management Expenses
In accordance with an agreement with PGIM, Inc. ("PGIM"), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $53 million, $41 million and $20 million for the years ended December 31, 2023, 2022 and 2021, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.
Derivative Trades
In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 4 for additional information.
The interest income to the Company from PGF related to affiliated cash collateral was $499 million and $137 million for the years ended December 31, 2023 and 2022, respectively, and are included in "Other income (loss)".

Joint Ventures
The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other invested assets" includes $754 million and $606 million of investments in joint ventures as of December 31, 2023 and 2022, respectively. "Net investment income" related to these ventures includes gains(losses) of $5 million, $21 million and $39 million for the years ended December 31, 2023, 2022 and 2021, respectively.
Affiliated Asset Administration Fee Income
The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and PGIM Investments LLC ("PGIM Investments") whereby the Company receives fee income based on policyholders' separate account balances invested in the Advanced Series Trust. Income received from ASTISI and PGIM Investments related to this agreement was $274 million, $306 million and $374 million for the years ended December 31, 2023, 2022 and 2021, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
The Company has a revenue sharing agreement with PGIM Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from PGIM Investments related to this agreement was $38 million, $36 million and $21 million for the years ended December 31, 2023, 2022 and 2021, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.
Affiliated Notes Receivable
Affiliated notes receivable included in “Receivables from parent and affiliates” at December 31, were as follows:

	Maturity Dates			Interest Rates			2023	2022
							(in thousands)
U.S. dollar fixed rate notes	2025	-	2027	0.00%	-	14.85%	$147,984	$148,076
Total notes receivable - affiliated(1)							$147,984	$148,076
(1)All notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.
The affiliated notes receivable shown above are classified as available-for-sale securities and other trading assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.
Accrued interest receivable related to these loans was $1 million at both December 31, 2023 and 2022, and is included in “Other assets.” Revenues related to these loans was $3 million, $3 million and $4 million for the years ended December 31, 2023, 2022 and 2021, respectively, and are included in “Other income (loss).”

Affiliated Commercial Mortgage Loan
The affiliated commercial mortgage loan included in "Commercial mortgage and other loans" at December 31, was as follows:

	Maturity Date	Interest Rate	2023	2022
			(in thousands)
Affiliated Commercial Mortgage Loan	2025	9.85%	$71,038	$72,225
This affiliated commercial mortgage loan was transferred from PALAC as part of the 2021 Variable Annuities Recapture. See Note 1 for details.
The commercial mortgage loan shown above is carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses, and net of an allowance for losses. The Company reviews the performance and credit quality of the commercial mortgage loan on an on-going basis.
Accrued interest receivable related to the loan was $0.5 million at both December 31, 2023 and 2022, and is included in "Accrued investment income". Revenues were $6.9 million, $4.6 million and $1.7 million for the years ended December 31, 2023, 2022, and 2021, respectively, and is included in "Net investment income."

Affiliated Asset Transfers
The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" ("APIC") and "Realized investment gains (losses), net," respectively. The table below shows affiliated asset trades for the years ended December 31, 2023 and 2022.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	APIC, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)
				(in thousands)
PALAC	January 2022	Purchase	Fixed Maturities	$4,432	$4,432	$0	$0
PALAC	January 2022	Purchase	Derivatives	$404	$404	$0	$0
PALAC	February 2022	Purchase	Fixed Maturities	$128,909	$128,909	$0	$0
PAR U	April 2022	Purchase	Fixed Maturities	$48,970	$48,970	$0	$0
Prudential Insurance	May 2022	Purchase	Fixed Maturities	$233,426	$241,128	$6,085	$0
Prudential Insurance	June 2022	Purchase	Fixed Maturities	$88,754	$81,216	$(5,955)	$0
Prudential Insurance	June 2022	Transfer In	Fixed Maturities	$52,089	$45,031	$(5,577)	$0
Prudential Insurance	June 2022	Transfer Out	Fixed Maturities	$48,786	$58,984	$(8,057)	$0
PAR U	June 2022	Purchase	Commercial Mortgage and Other Loans	$6,492	$6,492	$0	$0
PAR U	June 2022	Sale	Commercial Mortgage and Other Loans	$14,853	$15,725	$0	$(872)
GUL Re	June 2022	Purchase	Commercial Mortgage and Other Loans	$13,551	$13,551	$0	$0
GUL Re	June 2022	Sale	Commercial Mortgage and Other Loans	$8,692	$9,033	$0	$(341)
PURC	June 2022	Purchase	Commercial Mortgage and Other Loans	$4,403	$4,403	$0	$0
Prudential Insurance	July 2022	Transfer In	Fixed Maturities	$6,319	$7,230	$719	$0
PAR U	July 2022	Purchase	Fixed Maturities	$16,284	$16,284	$0	$0
Prudential Insurance	August 2022	Purchase	Fixed Maturities	$155,823	$139,712	$(12,728)	$0
Vantage Casualty Insurance Co	September 2022	Purchase	Fixed Maturities	$3,497	$3,497	$0	$0
WH Warehouse Ltd	October 2022	Sale	Fixed Maturities	$26,536	$26,388	$0	$148
PAR U	November 2022	Purchase	Fixed Maturities	$91,051	$91,051	$0	$0
Prudential Insurance	December 2022	Purchase	Fixed Maturities	$67,477	$71,369	$3,075	$0
Prudential Insurance	January 2023	Purchase	Fixed Maturities	$48,329	$50,372	$1,614	$0
Prudential Insurance	March 2023	Purchase	Fixed Maturities	$7,175	$7,500	$256	$0
PURC	April 2023	Purchase	Fixed Maturities	$102,804	$102,804	$0	$0
Term Re	June 2023	Purchase	Fixed Maturities	$115,573	$115,573	$0	0

Prudential Insurance	June 2023	Purchase	Fixed Maturities	$4,298	$4,443	$114	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$4,394	$4,494	$80	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$19,453	$19,203	$(198)	$0
Prudential Insurance	June 2023	Purchase	Fixed Maturities	$14,452	$15,086	$502	$0
Prudential Insurance	September 2023	Purchase	Fixed Maturities	$15,880	$15,801	$(62)	$0
Prudential Insurance	December 2023	Sale	Commercial Mortgage and Other Loans	$762	$754	$0	$8

Debt Agreements
The Company is authorized to borrow funds up to $7 billion from affiliates to meet its capital and other funding needs. The following table provides the breakout of the Company's short-term debt. There is no long-term debt to affiliates as of December 31, 2023.

Affiliate	Date Issued	Amount of Notes - December 31, 2023	Amount of Notes - December 31, 2022	Interest Rate	Date of Maturity
		(in thousands)
Prudential Insurance	8/13/2021	$0	$96,666	4.39%	12/15/2023
Prudential Insurance	8/13/2021	0	29,000	4.39%	12/15/2023
Prudential Insurance	8/13/2021	94,953	97,665	3.95%	6/20/2024
Prudential Insurance	8/13/2021	37,981	39,066	3.95%	6/20/2024
Prudential Insurance	8/13/2021	47,477	48,832	3.95%	6/20/2024
Prudential Funding LLC	12/28/2022	0	138	4.73%	1/31/2023
Prudential Funding LLC	12/29/2022	0	62	4.73%	1/31/2023
Prudential Funding LLC	12/30/2022	0	384	4.73%	1/31/2023
Total Loans Payable to Affiliates(1)		$180,411	$311,813
(1)Includes $180 million of loans reclassified as current portion of long-term debt as of December 31, 2023.
Effective August 2021, the affiliated long-term debt was transferred to the Company from PALAC based on the market value of $324 million. The Company recorded a premium of $24 million which is amortized into earnings over the life of the loans.
The total interest expense to the Company related to affiliated loans and cash collateral with PGF was $17 million, $3 million and $0 million for the years ended December 31, 2023, 2022 and 2021, respectively.
All debt outstanding as of December 31, 2023 and 2022 is that of Pruco Life.
Contributed Capital and Dividends
In February and December 2023, the Company received capital contributions in the amount of $405 million and $7 million, respectively, from Prudential Insurance. In March, June and September of 2022, the Company received capital contributions in the amount of $8 million, $3 million and $7 million, respectively, from Prudential Insurance. In January, July and December of 2021, the Company received capital contributions in the amounts of $106 million, $3,813 million and $457 million, respectively, from Prudential Insurance. The December 2021 capital contribution includes $167 million of invested assets related to the reinsurance agreement with PALAC.
In June, September, and December 2023, there was a $300 million, $650 million, and $450 million return of capital, respectively, to Prudential Insurance. In June 2021, there was a $34 million return of capital to Prudential Insurance associated with the financial guarantee related to the sale of Prudential of Taiwan. There was no return of capital in 2022.
In 2023, 2022 and 2021, the Company did not pay any dividends to Prudential Insurance.
Reinsurance with Affiliates
As discussed in Note 11, the Company participates in reinsurance transactions with certain affiliates.

16. COMMITMENTS AND CONTINGENT LIABILITIES
Commitments
The Company has made commitments to fund commercial mortgage loans. As of December 31, 2023 and 2022, the outstanding balances on these commitments were $270 million and $333 million, respectively. These amounts include unfunded commitments that are not unconditionally cancellable. For related credit exposure, there was an allowance for credit losses of $0.3 million and $0.1 million as of December 31, 2023 and 2022, respectively, which is a change of $0.3 million and $0.1 million for the years ended December 31, 2023 and 2022, respectively. The Company also made commitments to purchase or fund investments, mostly fund investments and private fixed maturities, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparties. The Company anticipates a portion of these commitments will ultimately be funded from its separate accounts. As of December 31, 2023 and 2022, $1,182 million and $582 million, respectively, of these commitments were outstanding. These amounts include unfunded commitments that are not unconditionally cancellable. There were no related charges for credit losses for both the years ended December 31, 2023 and 2022.
Guarantees
In July 2017, Pruco Life formed a joint venture with CT Corp to provide life insurance solutions in Indonesia. Pruco Life owns a 49% interest in the joint venture and has entered into a shareholders agreement with CT Corp that sets out their respective rights and obligations with respect to the joint venture. Among other things, the shareholders agreement obligates Pruco Life and CT Corp to provide capital to the joint venture, as necessary to comply with applicable law or to maintain a specified minimum amount of capital in the joint venture. This obligation is not limited to a maximum amount. Pruco Life does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.
Since 2001, Pruco Life entered into an arrangement with Prudential of Taiwan as discussed in Note 11. In June 2021, PIIH completed the sale of Prudential of Taiwan. As a result of the sale, Pruco Life has a financial guarantee to stand ready to perform in an event that both Prudential of Taiwan and the Buyer default and fail to perform their obligations to make payments to the policyholders. Pruco Life has a liability of $32 million and $33 million as of December 31, 2023 and 2022, respectively, which represents the fair value of the guarantee and is amortized in revenue over a period which approximates the life of the underlying insurance in force. Since this obligation is not subject to limitations, it is not possible to determine the maximum potential amount due under this guarantee.

Guarantees of Asset Values

	December 31,
	2023	2022
	(in thousands)
Guaranteed value of third-party assets	$311,302	$0
Fair value of collateral supporting these assets	$287,621	$0
Asset (liability) associated with guarantee, carried at fair value	$1	$0

Certain contracts underwritten by Pruco Life include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. The collateral supporting these guarantees is not reflected on the Consolidated Statements of Financial Position.
Contingent Liabilities
On an ongoing basis, the Company and its regulators review its operations including, but not limited to, sales and other customer interface procedures and practices, and procedures for meeting obligations to its customers and other parties. These reviews may result in the modification or enhancement of processes or the imposition of other action plans, including concerning management oversight, sales and other customer interface procedures and practices, and the timing or computation of payments to customers and other parties. In certain cases, if appropriate, the Company may offer customers or other parties remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.
The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements.

It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.
Litigation and Regulatory Matters
The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed. The Company estimates that as of December 31, 2023, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $100 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.
Individual Annuities and Individual Life
Moreland, Socorro v. PICA, et al.

In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30-day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order. In December 2022, plaintiff filed a motion for class certification. In September 2023, the court issued an Order denying plaintiff’s class certification motion. In January 2024, the court issued a Joint Stipulation and Order dismissing the case with prejudice. This matter is now closed.

California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.

In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law and seeks unspecified damages along with declaratory and injunctive relief.

Regulatory
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial statements. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial statements.